UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23222

HARTFORD FUNDS EXCHANGE-TRADED TRUST

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: July 31

Date of reporting period: January 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Hartford Active ETFs
Semi-Annual Report
January 31, 2022 (Unaudited)

■ Hartford Core Bond ETF
■ Hartford Large Cap Growth ETF
■ Hartford Municipal Opportunities ETF
■ Hartford Schroders Commodity Strategy ETF
■ Hartford Schroders ESG US Equity ETF
■ Hartford Schroders Tax-Aware Bond ETF
■ Hartford Short Duration ETF
■ Hartford Sustainable Income ETF
■ Hartford Total Return Bond ETF

A MESSAGE FROM THE PRESIDENT
Dear Shareholders:
Thank you for investing in Hartford Exchange-Traded Funds. The following is the Funds’ Semi-Annual Report for the period from August 1, 2021 to January 31, 2022.
Market Review
During the six months ended January 31, 2022, U.S. stocks, as measured by the S&P 500 Index,1 gained 3.44%. The performance reflected a somewhat muted end-of-year finish for stocks during a period that saw a slowdown in corporate profits, an unexpected burst of inflation, and a gradual shift away from the fiscal-stimulus and low interest-rate policies that had sustained the recovery since the pandemic-driven economic crisis that began in March 2020.
Indeed, the end-of-period results seemed to be driven by a change in sentiment for many investors as the inflationary surge that began in mid-2021 consistently defied the earlier “transitory” predictions of U.S. central-bank policymakers. The period demonstrated the volatility and uncertainty that chronic supply-chain and labor shortages and soaring consumer demand inflicted upon consumer prices, monetary policy, and stock performance.
As the period began, major equity indices were reaching new highs as consumers and businesses continued to feed off of the powerful fiscal stimulus that the U.S. Congress and U.S. Federal Reserve (Fed) had provided in efforts to overcome the March 2020 economic collapse. Congressional approval of the Biden administration’s $1 trillion package of infrastructure spending in August 2021 seemed to add an exclamation point to more than a year of market-friendly fiscal rescue efforts.
In September 2021, however, the Fed was already beginning to signal a policy shift in response to steadily worsening inflation numbers. During that month, Fed chairman Jerome Powell announced that the central bank would begin discussing moves to pull back on the $120 billion-per-month asset purchases that had been providing critical liquidity to the economic recovery effort. Powell’s announcement helped trigger a brief but sharp market sell-off.
By late November 2021, as millions were celebrating Thanksgiving, the new, highly transmissible COVID-19 Omicron variant unleashed yet another wave of global infections, clouding prospects for a smooth economic rebound. By the end of the period, global infection rates had begun to subside as experts saw evidence that Omicron appeared to be less lethal than previous variants.
With inflation clearly trending upward toward the end of the period—the Consumer Price Index2 showed a 7.0% increase in the annual inflation rate in December 2021—markets reacted neutrally when Powell announced on December 15, 2021 the long-awaited implementation of the Fed’s plan to speed up its previously announced decision to taper its asset purchases. In January 2022, the Fed officially outlined its widely anticipated plans for raising short-term interest rates beginning in March 2022.
As the new year unfolds, persistent inflationary pressures and rising geopolitical tensions abroad have increased market volatility. Nowadays, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Exchange-Traded Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Consumer Price Index is defined by the Bureau of Labor Statistics as a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Hartford Active ETFs

Hartford Core Bond ETF
 Fund Overview
 January 31, 2022 (Unaudited)

Inception 02/19/2020 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide long-term total return.
Average Annual Total Returns
for the Periods Ended 01/31/2022
	Six Months[1]	1 Year	Since Inception[2]
Core Bond ETF (NAV Return)	-3.28%	-3.11%	1.42%
Core Bond ETF (Market Price Return)	-3.40%	-3.20%	1.42%
Bloomberg US Aggregate Bond Index	-3.17%	-2.97%	0.79%

[1]	Not annualized.
[2]	Inception: 02/19/2020
Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 01/31/2022.
Important Risks
Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund's shares may fluctuate due to changes in the market value of the Fund's holdings, which may in-turn fluctuate due to market and economic conditions. The Fund's share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, event, and interest-rate risk. As interest rates rise, bond prices generally fall. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Restricted securities may be more difficult to sell and price than other securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.
Composition by Security Type(1)
as of 01/31/2022
Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	19.2%
Corporate Bonds	27.4
Foreign Government Obligations	3.0
Municipal Bonds	0.4
U.S. Government Agencies(2)	35.2
U.S. Government Securities	42.7
Total	127.9%
Short-Term Investments	2.7
Purchased Options	0.0 *
Other Assets & Liabilities	(30.6)
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of January 31, 2022.

2

Hartford Large Cap Growth ETF
 Fund Overview
 January 31, 2022 (Unaudited)

Inception 11/09/2021 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.
Cumulative Total Returns
for the Period Ended 01/31/2022
Since Inception[1]
Large Cap Growth ETF (NAV Return)	-17.20%
Large Cap Growth ETF (Market Price Return)	-17.15%
Russell 1000 Growth Index	-7.97%

[1]	Inception: 11/09/2021
Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.59%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 01/31/2022.
Important Risks
The Fund is new and has a limited operating history. Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The net asset value (NAV) of the Fund's shares may fluctuate due to changes in the market value of the Fund's holdings. The Fund's share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor's tax liability. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments.
Composition by Security Type(1)
as of 01/31/2022
Category	Percentage of Net Assets
Equity Securities
Common Stocks	91.2%
Exchange-Traded Funds	6.0
Total	97.2%
Other Assets & Liabilities	2.8
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

3

Hartford Municipal Opportunities ETF
 Fund Overview
 January 31, 2022 (Unaudited)

Inception 12/13/2017 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes and long-term total return.
Average Annual Total Returns
for the Periods Ended 01/31/2022
	Six Months[1]	1 Year	Since Inception[2]
Municipal Opportunities ETF (NAV Return)	-2.94%	-1.47%	3.47%
Municipal Opportunities ETF (Market Price Return)	-2.89%	-1.44%	3.48%
Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index	-2.87%	-2.07%	2.66%

[1]	Not annualized.
[2]	Inception: 12/13/2017
Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 01/31/2022.
Important Risks
Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings which may in-turn fluctuate due to market and economic conditions. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • High-yield ("junk") bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended.
Composition of Municipal Bonds(1)
as of 01/31/2022
Municipal Bonds	Percentage of Net Assets
Airport	4.2%
Development	3.9
Education	1.2
General Obligation	6.5
Higher Education	2.9
Housing	1.2
Medical	6.6
Mello-Roos District	0.7
Multifamily Housing	0.4
Nursing Homes	6.9
Other (2)	19.5
Pollution	0.6
Power	6.5
School District	6.4
Single Family Housing	8.3
Student Loan	2.5
Tobacco	2.6
Transportation	7.8
Utilities	3.1
Water	3.1
Total	94.9%
Short-Term Investments	6.1
Other Assets & Liabilities	(1.0)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

4

Hartford Schroders Commodity Strategy ETF (Consolidated)
 Fund Overview
 January 31, 2022 (Unaudited)

Inception 09/14/2021 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks to provide long-term total return.
Cumulative Total Returns
for the Period Ended 01/31/2022
Since Inception[1]
Commodity Strategy ETF (NAV Return)	8.55%
Commodity Strategy ETF (Market Price Return)	8.60%
Bloomberg Commodity Index Total Return	10.25%

[1]	Inception: 09/14/2021
Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio after Fee Waiver as shown in the Fund’s most recent prospectus was 0.89% and total annual fund operating expense ratio was 1.12%. Gross expenses do not reflect contractual fee waiver arrangements with respect to the Fund’s investment in its Cayman Islands subsidiary. Net expenses reflect such arrangements in instances when they reduce gross expenses. The fee waiver remains in effect for as long as the Fund is invested in the Cayman Islands subsidiary. Expenses shown include expenses of the Cayman Islands subsidiary. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 01/31/2022.
Important Risks
The Fund is new and has a limited operating history. Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund's shares may fluctuate due to changes in the market value of the Fund's holdings. The Fund's share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. • Investments in the commodities market may increase the Fund's liquidity risk, volatility and risk of loss if adverse developments occur. • Investments linked to prices of commodities may be considered speculative. Significant exposure to commodities may subject the Fund to greater volatility than traditional investments. The value of such instruments may be volatile and fluctuate widely based on a variety of factors. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • By investing in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with a non-U.S. subsidiary and its investments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended.
Composition by Security Type(1)
as of 01/31/2022
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.5%
Short-Term Investments	89.5
Other Assets & Liabilities	10.0
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

5

Hartford Schroders ESG US Equity ETF
 Fund Overview
 January 31, 2022 (Unaudited)

Inception 08/10/2021 Sub-advised by Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited	Investment objective – The Fund seeks long-term capital appreciation.
Cumulative Total Returns
for the Period Ended 01/31/2022
Since Inception[1]
ESG US Equity ETF (NAV Return)	0.78%
ESG US Equity ETF (Market Price Return)	0.78%
Russell 1000 Index	0.79%

[1]	Inception: 08/10/2021
Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.39%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 01/31/2022.
Important Risks
The Fund is new and has a limited operating history. Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund's shares may fluctuate due to changes in the market value of the Fund's holdings. The Fund's share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. • The Fund’s environmental, social, and/or governance (ESG) investment strategy limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not have an ESG focus. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.
Composition by Security Type(1)
as of 01/31/2022
Category	Percentage of Net Assets
Equity Securities
Common Stocks	99.7%
Short-Term Investments	0.3
Other Assets & Liabilities	0.0 *
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

6

Hartford Schroders Tax-Aware Bond ETF
 Fund Overview
 January 31, 2022 (Unaudited)

Inception 04/18/2018 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks total return on an after-tax basis.
Average Annual Total Returns
for the Periods Ended 01/31/2022
	Six Months[1]	1 Year	Since Inception[2]
Tax-Aware Bond ETF (NAV Return)	-2.94%	-2.52%	3.31%
Tax-Aware Bond ETF (Market Price Return)	-2.98%	-2.47%	3.31%
Bloomberg Municipal Bond Index	-3.10%	-1.89%	3.58%

[1]	Not annualized.
[2]	Inception: 04/18/2018
Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.39%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 01/31/2022.
Important Risks
Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings which may in-turn fluctuate due to market and economic conditions. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions; these risks may be magnified if the Fund focuses its assets in municipal securities of issuers in a few select states. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • The risks associated with mortgage-related and asset-backed securities include credit, interest-rate, prepayment, and extension risk. • Obligations of
U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended.
Composition by Security Type(1)
as of 01/31/2022
Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	35.9%
Municipal Bonds	58.9
U.S. Government Securities	4.5
Total	99.3%
Short-Term Investments	0.2
Other Assets & Liabilities	0.5
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

7

Hartford Short Duration ETF
 Fund Overview
 January 31, 2022 (Unaudited)

Inception 05/30/2018 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income and long-term total return.
Average Annual Total Returns
for the Periods Ended 01/31/2022
	Six Months[1]	1 Year	Since Inception[2]
Short Duration ETF (NAV Return)	-0.92%	-0.42%	2.99%
Short Duration ETF (Market Price Return)	-0.89%	-0.39%	2.99%
Bloomberg 1-3 Year US Government/Credit Index	-1.35%	-1.22%	2.08%

[1]	Not annualized.
[2]	Inception: 05/30/2018
Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 01/31/2022.
Important Risks
Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings which may in-turn fluctuate due to market and economic conditions. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund may allocate a portion of its assets to specialist portfolio managers which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, event, and interest-rate risk. As interest rates rise, bond prices generally fall. • Loans can be difficult to value and less liquid than other types of debt instrument; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • The risks associated with mortgage-related and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk. • High-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Restricted securities may be more difficult to sell and price than other securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.
Composition by Security Type(1)
as of 01/31/2022
Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	25.5%
Corporate Bonds	40.7
Municipal Bonds	0.1
Senior Floating Rate Interests	20.3
U.S. Government Agencies(2)	4.5
U.S. Government Securities	2.4
Total	93.5%
Short-Term Investments	3.2
Other Assets & Liabilities	3.3
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of January 31, 2022.

8

Hartford Sustainable Income ETF
 Fund Overview
 January 31, 2022 (Unaudited)

Inception 09/21/2021 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income and long-term total return, within a sustainability framework.
Cumulative Total Returns
for the Period Ended 01/31/2022
Since Inception[1]
Sustainable Income ETF (NAV Return)	-4.25%
Sustainable Income ETF (Market Price Return)	-3.88%
Bloomberg US Aggregate Bond Index	-3.17%

[1]	Inception: 09/21/2021
Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.54%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 01/31/2022.
Important Risks
The Fund is new and has a limited operating history. Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The net asset value (NAV) of the Fund's shares may fluctuate due to changes in the market value of the Fund's holdings. The Fund's share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield ("junk") bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • The risks associated with mortgage-related and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Restricted securities may be more difficult to sell and price than other securities. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Applying sustainability criteria to the investment process may result in foregoing certain investments and underperformance comparative to funds that do not have a similar focus. There is a risk that the securities identified by the sub-adviser as meeting its sustainable investing criteria do not operate as anticipated. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor's tax liability. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.
Composition by Security Type(1)
as of 01/31/2022
Category	Percentage of Net Assets
Equity Securities
Convertible Preferred Stocks	0.8%
Escrows	0.4
Total	1.2%
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	4.4%
Convertible Bonds	4.7
Corporate Bonds	38.8
Foreign Government Obligations	23.5
Senior Floating Rate Interests	25.5
U.S. Government Agencies(2)	9.9
U.S. Government Securities	1.5
Total	108.3%
Short-Term Investments	4.4
Other Assets & Liabilities	(13.9)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of January 31, 2022.

9

Hartford Total Return Bond ETF
 Fund Overview
 January 31, 2022 (Unaudited)

Inception 09/27/2017 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.
Average Annual Total Returns
for the Periods Ended 01/31/2022
	Six Months[1]	1 Year	Since Inception[2]
Total Return Bond ETF (NAV Return)	-3.00%	-2.51%	3.55%
Total Return Bond ETF (Market Price Return)	-3.19%	-2.65%	3.54%
Bloomberg US Aggregate Bond Index	-3.17%	-2.97%	2.88%

[1]	Not annualized.
[2]	Inception: 09/27/2017
Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 01/31/2022.
Important Risks
Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings which may in-turn fluctuate due to market and economic conditions. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, event, and interest-rate risk. As interest rates rise, bond prices generally fall. • The risks associated with mortgage-related and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • High-yield ("junk") bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Restricted securities may be more difficult to sell and price than other securities. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.
Composition by Security Type(1)
as of 01/31/2022
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0% *
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	21.2%
Corporate Bonds	28.5
Foreign Government Obligations	6.1
Municipal Bonds	1.4
Senior Floating Rate Interests	5.6
U.S. Government Agencies(2)	37.4
U.S. Government Securities	27.6
Total	127.8%
Short-Term Investments	1.0
Other Assets & Liabilities	(28.8)
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of January 31, 2022.

10

Hartford Active ETFs
Benchmark Glossary (Unaudited)

Bloomberg 1-3 Year US Government/Credit Index (reflects no deduction for fees, expenses or taxes) is comprised of the US Government/Credit component of the Bloomberg US Aggregate Bond Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index.
Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes) is a sub-index of the Bloomberg Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of 1 year to 17 years engineered for the tax-exempt bond market.
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes) is designed to cover the USD-denominated long-term tax-exempt bond market.
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that cover the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg Commodity Index Total Return (reflects no deduction for fees, expenses or taxes) is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index ("BCOM"). This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury bills.
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
Russell 1000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is designed to measure the performance of the 3,000 largest US companies based on total market capitalizations.
“Bloomberg®” and the above referenced Bloomberg index(es) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Hartford Funds Management Company, LLC ("HFMC"). The Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The only relationship of Bloomberg to HFMC is the licensing of certain trademarks, trade names and service marks and of the above referenced Bloomberg index(es), which is determined, composed and calculated by BISL without regard to HFMC or the Funds. Bloomberg has no obligation to take the needs of HFMC or the owners of the Funds into consideration in determining, composing or calculating the above referenced Bloomberg index(es). Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Funds' customers, in connection with the administration, marketing or trading of the Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY HFMC, OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES --WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE --ARISING IN CONNECTION WITH THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA OR VALUES RELATING THERETO --WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

11

Hartford Active ETFs
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including investment management fees and certain other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of August 1, 2021 through January 31, 2022, except as noted below. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratio below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would be higher. Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee (including expenses of the independent trustees and their counsel, extraordinary expenses and interest expense). Expenses are equal to a Fund's annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value August 1, 2021	Ending Account Value January 31, 2022	Expenses paid during the period August 1, 2021 through January 31, 2022	Beginning Account Value August 1, 2021	Ending Account Value January 31, 2022	Expenses paid during the period August 1, 2021 through January 31, 2022	Annualized expense ratio
Hartford Core Bond ETF	$ 1,000.00	$ 966.90	$ 1.44	$ 1,000.00	$ 1,023.74	$ 1.48	0.29%
Hartford Large Cap Growth ETF(1)	$ 1,000.00	$ 828.00	$ 1.23(2)	$ 1,000.00	$ 1,022.23	$ 3.01(3)	0.59%
Hartford Municipal Opportunities ETF	$ 1,000.00	$ 970.60	$ 1.44	$ 1,000.00	$ 1,023.74	$ 1.48	0.29%
Hartford Schroders Commodity Strategy ETF (Consolidated)(4)	$ 1,000.00	$ 1,085.50	$ 3.53(5)	$ 1,000.00	$ 1,020.72	$ 4.53(6)	0.89%
Hartford Schroders ESG US Equity ETF(7)	$ 1,000.00	$ 1,007.80	$ 1.87(8)	$ 1,000.00	$ 1,023.24	$ 1.99(9)	0.39%
Hartford Schroders Tax-Aware Bond ETF	$ 1,000.00	$ 970.60	$ 1.94	$ 1,000.00	$ 1,023.24	$ 1.99	0.39%
Hartford Short Duration ETF	$ 1,000.00	$ 990.80	$ 1.46	$ 1,000.00	$ 1,023.74	$ 1.48	0.29%
Hartford Sustainable Income ETF(10)	$ 1,000.00	$ 957.50	$ 1.91(11)	$ 1,000.00	$ 1,022.48	$ 2.75(12)	0.54%
Hartford Total Return Bond ETF	$ 1,000.00	$ 970.00	$ 1.44	$ 1,000.00	$ 1,023.74	$ 1.48	0.29%

(1)	Hartford Large Cap Growth ETF commenced operations on November 9, 2021.
(2)	Expenses paid during the period from November 9, 2021 (commencement of operations) through January 31, 2022.
(3)	Please note that while the Fund commenced operations on November 9, 2021, the hypothetical expenses paid during the period reflect projected activity for the full six-month period for purposes of comparability. This projection assumes that annualized expense ratio were in effect during the period August 1, 2021 to January 31, 2022.
(4)	Hartford Schroders Commodity Strategy ETF (Consolidated) commenced operations on September 14, 2021.
(5)	Expenses paid during the period from September 14, 2021 (commencement of operations) through January 31, 2022.
12

Hartford Active ETFs
Expense Examples (Unaudited) – (continued)

(6)	Please note that while the Fund commenced operations on September 14, 2021, the hypothetical expenses paid during the period reflect projected activity for the full six-month period for purposes of comparability. This projection assumes that annualized expense ratio were in effect during the period August 1, 2021 to January 31, 2022.
(7)	Hartford Schroders ESG US Equity ETF commenced operations on August 10, 2021.
(8)	Expenses paid during the period from August 10, 2021 (commencement of operations) through January 31, 2022.
(9)	Please note that while the Fund commenced operations on August 10, 2021, the hypothetical expenses paid during the period reflect projected activity for the full six-month period for purposes of comparability. This projection assumes that annualized expense ratio were in effect during the period August 1, 2021 to January 31, 2022.
(10)	Hartford Sustainable Income ETF commenced operations on September 21, 2021.
(11)	Expenses paid during the period from September 21, 2021 (commencement of operations) through January 31, 2022.
(12)	Please note that while the Fund commenced operations on September 21, 2021, the hypothetical expenses paid during the period reflect projected activity for the full six-month period for purposes of comparability. This projection assumes that annualized expense ratio were in effect during the period August 1, 2021 to January 31, 2022.
13

Hartford Core Bond ETF
Schedule of Investments
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.2%
	Asset-Backed - Automobile - 0.1%
$ 105,000	Prestige Auto Receivables Trust 1.62%, 11/16/2026(1)	$ 104,963
105,000	Westlake Automobile Receivables Trust 1.65%, 02/17/2026(1)	104,407
		209,370
	Asset-Backed - Credit Card - 0.0%
110,000	Mercury Financial Credit Card Master Trust 1.54%, 03/20/2026(1)	109,618
	Asset-Backed - Finance & Insurance - 3.4%
580,000	Barings CLO Ltd. 1.44%, 10/20/2030, 3 mo. USD LIBOR + 1.190%(1)(2)	580,329
108,497	BHG Securitization Trust 0.90%, 10/17/2034(1)	107,403
	BlueMountain CLO Ltd.
460,000	1.27%, 11/20/2034, 3 mo. USD LIBOR + 1.190%(1)(2)	460,575
250,000	1.35%, 04/20/2034, 3 mo. USD LIBOR + 1.100%(1)(2)	249,600
470,000	1.40%, 04/19/2034, 3 mo. USD LIBOR + 1.150%(1)(2)	470,419
	Carlyle U.S. CLO Ltd.
270,000	1.27%, 04/20/2031, 3 mo. USD LIBOR + 1.020%(1)(2)	270,218
250,000	1.33%, 04/20/2034, 3 mo. USD LIBOR + 1.080%(1)(2)	249,736
300,000	CIFC Funding Ltd. 1.42%, 10/20/2034, 3 mo. USD LIBOR + 1.170%(1)(2)	300,258
270,000	Dryden CLO Ltd. 1.26%, 04/15/2031, 3 mo. USD LIBOR + 1.020%(1)(2)	270,183
89,649	FREED ABS Trust 0.62%, 11/20/2028(1)	89,484
640,000	FS Rialto 1.36%, 11/16/2036, 1 mo. USD LIBOR + 1.250%(1)(2)	639,046
785,000	Galaxy XXIV CLO Ltd. 1.36%, 01/15/2031, 3 mo. USD LIBOR + 1.120%(1)(2)	785,208
270,000	Madison Park Funding Ltd. 1.50%, 01/15/2033, 3 mo. USD LIBOR + 1.260%(1)(2)	270,382
179,467	Marlette Funding Trust 0.65%, 12/15/2031(1)	178,527
785,000	Octagon Investment Partners XXI Ltd. 1.16%, 02/14/2031, 3 mo. USD LIBOR + 1.000%(1)(2)	785,515
	Pretium Mortgage Credit Partners LLC
300,440	1.74%, 07/25/2051(1)(3)	296,707
622,558	2.36%, 10/27/2060(1)(3)	614,357
643,700	2.49%, 10/25/2051(1)(3)	638,681
345,000	Regatta Funding Ltd. 1.41%, 04/20/2034, 3 mo. USD LIBOR + 1.160%(1)(2)	345,125
340,000	RR Ltd. 1.35%, 07/15/2036, 3 mo. USD LIBOR + 1.110%(1)(2)	339,999
84,992	SoFi Consumer Loan Program Trust 0.49%, 09/25/2030(1)	84,379
390,000	Sound Point CLO Ltd. 1.33%, 04/25/2034, 3 mo. USD LIBOR + 1.070%(1)(2)	389,902
785,000	Sound Point CLO XIX Ltd. 1.24%, 04/15/2031, 3 mo. USD LIBOR + 1.000%(1)(2)	784,377
324,855	Upstart Securitization Trust 0.84%, 09/20/2031(1)	320,952
371,798	VOLT CIII LLC 1.99%, 08/25/2051(1)(3)	366,856
		9,888,218
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.2% - (continued)
	Commercial Mortgage-Backed Securities - 2.4%
	Benchmark Mortgage Trust
$ 562,808	1.52%, 01/15/2054(4)(5)	$ 63,135
618,765	1.79%, 07/15/2053(4)(5)	63,730
	BX Commercial Mortgage Trust
291,860	0.91%, 12/15/2036, 1 mo. USD LIBOR + 0.800%(1)(2)	291,684
200,217	1.03%, 10/15/2036, 1 mo. USD LIBOR + 0.920%(1)(2)	200,097
80,608	Citigroup Commercial Mortgage Trust 3.61%, 11/10/2048	83,062
110,000	COMM Mortgage Trust 3.38%, 01/10/2039	112,719
	Commercial Mortgage Trust
100,000	2.82%, 01/10/2039	102,462
35,000	3.18%, 02/10/2048	36,169
150,000	3.31%, 03/10/2048	155,500
210,000	3.61%, 08/10/2049(1)(5)	216,871
30,000	CSAIL Commercial Mortgage Trust 4.36%, 11/15/2051(5)	32,272
98,109	CSMC Trust 2.26%, 08/15/2037(1)	97,913
	DBJPM Mortgage Trust
469,000	1.71%, 09/15/2053(4)(5)	42,855
42,172	3.04%, 05/10/2049	43,110
	FREMF Mortgage Trust
295,000	3.59%, 04/25/2048(1)(5)	305,695
90,000	3.67%, 11/25/2049(1)(5)	93,073
230,000	3.76%, 07/25/2026(1)(5)	239,865
225,000	3.94%, 06/25/2049(1)(5)	237,398
315,000	4.15%, 08/25/2047(1)(5)	330,497
375,000	GS Mortgage Securities Trust 3.44%, 11/10/2049(5)	393,979
200,000	Hawaii Hotel Trust 1.26%, 05/15/2038, 1 mo. USD LIBOR + 1.150%(1)(2)	199,878
	JPMBB Commercial Mortgage Securities Trust
129,323	2.95%, 06/15/2049	132,400
150,000	3.24%, 10/15/2050	155,811
76,807	3.56%, 12/15/2048	79,491
635,000	3.58%, 03/15/2049	666,929
210,000	Morgan Stanley 3.53%, 12/15/2047	217,985
100,000	Morgan Stanley Bank of America Merrill Lynch Trust 2.92%, 02/15/2046	101,006
150,000	One Market Plaza Trust 3.61%, 02/10/2032(1)	150,786
50,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	50,468
100,000	VNDO Mortgage Trust 3.00%, 11/15/2030(1)	101,231
	Wells Fargo Commercial Mortgage Trust
360,000	3.15%, 05/15/2048	371,168
76,816	3.52%, 12/15/2048	79,234
420,000	3.64%, 03/15/2050	446,832
235,000	3.81%, 12/15/2048	248,767
	Wells Fargo N.A.
4,024,902	0.64%, 11/15/2062(4)(5)	181,498
1,496,820	1.35%, 11/15/2053(4)(5)	143,578
1,278,456	1.78%, 03/15/2063(4)(5)	161,385
170,000	2.04%, 02/15/2054	162,957
145,000	4.41%, 11/15/2061(5)	161,860
35,444	WFRBS Commercial Mortgage Trust 2.98%, 06/15/2046	35,841
		6,991,191

The accompanying notes are an integral part of these financial statements.
14

Hartford Core Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.2% - (continued)
	Other Asset-Backed Securities - 2.8%
	Affirm Asset Securitization Trust
$ 76,942	1.90%, 01/15/2025(1)	$ 76,896
31,365	3.46%, 10/15/2024(1)	31,794
100,000	Arbor Realty Commercial Real Estate Notes Ltd. 1.20%, 05/15/2036, 1 mo. USD LIBOR + 1.100%(1)(2)	99,759
150,000	Avant Loans Funding Trust 1.21%, 07/15/2030(1)	147,978
380,000	Bain Capital Credit CLO Ltd. 1.44%, 07/25/2034, 3 mo. USD LIBOR + 1.180%(1)(2)	380,448
109,389	Bayview Mortgage Fund Trust 3.50%, 01/28/2058(1)(5)	109,249
	Bayview Opportunity Master Fund Trust
85,465	3.50%, 06/28/2057(1)(5)	86,274
137,992	4.00%, 10/28/2064(1)(5)	138,944
246,409	Carlyle Global Market Strategies CLO Ltd. 1.21%, 05/15/2031, 3 mo. USD LIBOR + 1.050%(1)(2)	246,416
153,838	Domino's Pizza Master Issuer LLC 2.66%, 04/25/2051(1)	152,201
270,000	KKR CLO Ltd. 1.24%, 04/15/2031, 3 mo. USD LIBOR + 1.000%(1)(2)	270,005
385,000	Madison Park Funding Ltd. 1.36%, 07/17/2034, 3 mo. USD LIBOR + 1.120%(1)(2)	385,055
250,000	Magnetite Ltd. 1.35%, 07/20/2031, 3 mo. USD LIBOR + 1.100%(1)(2)	250,230
0	Marlette Funding Trust 2.39%, 12/17/2029(1)	0
330,000	MF1 Multifamily Housing Mortgage 1.80%, 02/19/2037	329,183
209,459	Navient Private Education Refi Loan Trust 0.97%, 12/16/2069(1)	203,124
330,000	New Residential Advance Receivables Trust 1.43%, 08/15/2053(1)	328,012
305,000	NRZ Advance Receivables Trust 1.48%, 09/15/2053(1)	303,178
270,000	Octagon Investment Partners Ltd. 1.57%, 10/15/2032, 3 mo. USD LIBOR + 1.330%(1)(2)	270,360
144,149	Pretium Mortgage Credit Partners LLC 1.87%, 07/25/2051(1)(3)	142,056
100,000	Regional Management Issuance Trust 2.34%, 10/15/2030(1)	99,894
395,000	RR LLC 1.39%, 07/15/2035, 3 mo. USD LIBOR + 1.150%(1)(2)	395,229
150,000	SCF Equipment Leasing 1.19%, 10/20/2027(1)	149,991
60,000	Stack Infrastructure Issuer LLC 1.89%, 08/25/2045(1)	58,341
75,000	Summit Issuer LLC 2.29%, 12/20/2050(1)	73,426
	Towd Point Mortgage Trust
146,142	1.75%, 10/25/2060(1)	144,763
14,107	2.75%, 08/25/2055(1)(5)	14,124
164,266	2.75%, 10/25/2056(1)(5)	165,442
236,215	2.75%, 06/25/2057(1)(5)	237,850
161,283	2.75%, 07/25/2057(1)(5)	162,617
222,244	2.75%, 10/25/2057(1)(5)	224,467
62,147	2.90%, 10/25/2059(1)(5)	63,084
55,228	3.25%, 03/25/2058(1)(5)	56,189
246,151	3.67%, 03/25/2058(1)(5)	253,308
138,468	Upstart Securitization Trust 0.83%, 07/20/2031(1)	137,568
235,000	Vantage Data Centers Issuer LLC 1.65%, 09/15/2045(1)	226,891
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.2% - (continued)
	Other Asset-Backed Securities - 2.8% - (continued)
	Venture CLO Ltd.
$ 390,000	1.37%, 04/15/2034, 3 mo. USD LIBOR + 1.130%(1)(2)	$ 390,094
150,000	1.48%, 04/15/2034, 3 mo. USD LIBOR + 1.240%(1)(2)	150,217
213,077	VOLT XCIX LLC 2.12%, 04/25/2051(1)(3)	211,912
250,000	Voya CLO Ltd. 1.43%, 10/18/2031, 3 mo. USD LIBOR + 1.190%(1)(2)	249,937
300,000	Wellfleet CLO Ltd. 1.42%, 07/20/2032, 3 mo. USD LIBOR + 1.170%(1)(2)	300,046
203,975	Wendy's Funding LLC 2.37%, 06/15/2051(1)	195,957
99,500	Wingstop Funding LLC 2.84%, 12/05/2050(1)	98,329
		8,010,838
	Packaging & Containers - 0.4%
235,000	245 Park Avenue Trust 3.51%, 06/05/2037(1)	243,356
141,556	Tricolor Auto Securitization Trust 0.74%, 04/15/2024(1)	141,423
660,000	Venture CLO Ltd. 1.39%, 07/15/2032, 3 mo. USD LIBOR + 1.150%(1)(2)	660,270
		1,045,049
	Trucking & Leasing - 0.2%
410,000	Dryden CLO Ltd. 1.34%, 07/17/2034, 3 mo. USD LIBOR + 1.100%(1)(2)	409,774
	Whole Loan Collateral CMO - 9.9%
463,920	510 Asset Backed Trust 2.12%, 06/25/2061(1)(3)	455,370
	Angel Oak Mortgage Trust
150,907	0.91%, 01/25/2066(1)(5)	150,275
454,981	0.95%, 07/25/2066(1)(5)	448,855
116,818	0.99%, 04/25/2053(1)(5)	116,210
120,932	0.99%, 04/25/2066(1)(5)	119,373
301,312	1.04%, 01/20/2065(1)(5)	296,548
228,999	1.07%, 05/25/2066(1)(5)	225,571
595,432	1.46%, 09/25/2066(1)(5)	585,658
54,806	1.47%, 06/25/2065(1)(5)	54,504
84,493	1.69%, 04/25/2065(1)(5)	84,482
301,011	1.82%, 11/25/2066(1)(5)	298,826
32,679	Angel Oak Mortgage Trust LLC 3.65%, 09/25/2048(1)(5)	32,677
47,290	Arroyo Mortgage Trust 3.81%, 01/25/2049(1)(5)	47,128
208,633	BINOM Securitization Trust 2.03%, 06/25/2056(1)(5)	207,225
	BRAVO Residential Funding Trust
88,203	0.94%, 02/25/2049(1)(5)	87,187
191,130	0.97%, 03/25/2060(1)(5)	187,394
461,518	1.62%, 03/01/2061(1)(3)	451,945
	Bunker Hill Loan Depositary Trust
100,879	1.72%, 02/25/2055(1)(5)	100,883
40,530	2.88%, 07/25/2049(1)(3)	40,585
88,993	Cascade MH Asset Trust 1.75%, 02/25/2046(1)	89,424
584,432	CIM Trust 1.43%, 07/25/2061(1)(5)	569,862
	COLT Mortgage Loan Trust
74,057	0.80%, 07/27/2054(1)	73,736
175,320	0.91%, 06/25/2066(1)(5)	171,141
250,431	0.92%, 08/25/2066(1)(5)	244,450
478,599	0.96%, 09/27/2066(1)(5)	467,199
629,226	1.11%, 10/25/2066(1)(5)	607,223
31,536	1.26%, 09/25/2065(1)(5)	31,285
72,823	1.33%, 10/26/2065(1)(5)	72,799
295,965	1.39%, 01/25/2065(1)(5)	288,445
65,294	1.51%, 04/27/2065(1)(5)	65,224

The accompanying notes are an integral part of these financial statements.
15

Hartford Core Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.2% - (continued)
	Whole Loan Collateral CMO - 9.9% - (continued)
$ 655,000	2.28%, 12/27/2066	$ 654,994
253,164	Credit Suisse Mortgage Capital Certificates 0.94%, 05/25/2066(1)(5)	247,021
660,000	Credit Suisse Mortgage Trust 2.27%, 11/25/2066	657,700
	CSMC Trust
122,822	0.83%, 03/25/2056(1)(5)	122,142
607,264	1.17%, 07/25/2066(1)(5)	595,220
265,044	1.18%, 02/25/2066(1)(5)	263,686
142,401	1.21%, 05/25/2065(1)(3)	141,453
95,214	1.80%, 12/27/2060(1)(5)	94,094
286,843	1.84%, 10/25/2066(1)(5)	285,038
208,317	2.00%, 01/25/2060(1)(5)	207,914
	Deephaven Residential Mortgage Trust
51,662	0.72%, 05/25/2065(1)(5)	51,015
83,011	0.90%, 04/25/2066(1)(5)	81,511
42,713	1.69%, 05/25/2065(1)	42,735
	Ellington Financial Mortgage Trust
54,440	0.80%, 02/25/2066(1)(5)	53,449
77,884	0.93%, 06/25/2066(1)(5)	76,396
47,378	1.18%, 10/25/2065(1)(5)	47,216
407,988	1.24%, 09/25/2066(1)(5)	393,709
315,000	2.21%, 02/25/2026	314,816
	GCAT Trust
194,775	0.87%, 01/25/2066(1)(5)	193,882
159,040	1.04%, 05/25/2066(1)(5)	157,744
446,116	1.09%, 08/25/2066(1)(5)	436,337
614,432	1.26%, 07/25/2066(1)(5)	607,434
35,579	1.56%, 04/25/2065(1)(3)	35,380
260,870	1.92%, 08/25/2066(1)(5)	259,216
19,120	2.25%, 01/25/2060(1)(3)	19,141
	Imperial Fund Mortgage Trust
242,909	1.07%, 09/25/2056(1)(5)	237,652
645,757	2.09%, 01/25/2057(1)(5)	640,793
	Legacy Mortgage Asset Trust
110,880	1.65%, 11/25/2060(1)(3)	109,506
99,055	1.75%, 04/25/2061(1)(3)	98,338
127,902	1.75%, 07/25/2061(1)(3)	126,229
	MetLife Securitization Trust
49,848	3.75%, 03/25/2057(1)(5)	51,182
59,148	3.75%, 04/25/2058(1)(5)	60,283
	MFA Trust
43,326	1.01%, 01/26/2065(1)(5)	42,974
216,787	1.03%, 11/25/2064(1)(5)	213,402
126,227	1.15%, 04/25/2065(1)(5)	125,401
	Mill City Mortgage Loan Trust
121,944	3.25%, 10/25/2069(1)(5)	124,696
58,483	3.50%, 05/25/2058(1)(5)	59,187
	New Residential Mortgage Loan Trust
116,957	0.94%, 07/25/2055(1)(5)	115,437
97,000	0.94%, 10/25/2058(1)(5)	95,210
555,906	1.16%, 11/27/2056(1)(5)	546,652
34,221	1.65%, 05/24/2060(1)(5)	34,057
655,000	2.28%, 01/25/2026	655,000
133,645	3.50%, 12/25/2057(1)(5)	135,469
20,969	3.75%, 03/25/2056(1)(5)	21,662
55,862	3.75%, 11/25/2058(1)(5)	57,707
244,960	4.00%, 03/25/2057(1)(5)	254,464
262,917	4.00%, 12/25/2057(1)(5)	274,108
289,784	NMLT Trust 1.19%, 05/25/2056(1)(5)	285,081
	OBX Trust
299,008	1.05%, 07/25/2061(1)(5)	292,102
241,124	1.07%, 02/25/2066(1)(5)	237,164
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.2% - (continued)
	Whole Loan Collateral CMO - 9.9% - (continued)
$ 591,000	Onslow Bay Financial LLC 2.31%, 11/25/2061	$ 590,036
	Preston Ridge Partners Mortgage Trust LLC
120,750	1.32%, 07/25/2051(1)(5)	117,251
305,453	1.74%, 09/25/2026(1)(5)	299,733
180,933	1.79%, 06/25/2026(1)(3)	180,363
312,654	1.79%, 07/25/2026(1)(3)	311,438
338,344	1.87%, 04/25/2026(1)(3)	335,872
460,734	1.87%, 08/25/2026(1)(3)	458,812
86,078	2.12%, 03/25/2026(1)(5)	84,883
68,065	2.36%, 11/25/2025(1)(3)	67,539
593,064	2.36%, 10/25/2026(1)(5)	587,419
	Pretium Mortgage Credit Partners LLC
640,932	1.84%, 09/25/2051(1)(3)	633,521
351,515	1.99%, 02/25/2061(1)(3)	344,886
136,390	RCO VII Mortgage LLC 1.87%, 05/26/2026(1)(3)	136,024
100,761	Residential Mortgage Loan Trust 0.86%, 01/25/2065(1)(5)	99,809
24,302	Seasoned Credit Risk Transfer Trust 2.50%, 08/25/2059	24,322
	Starwood Mortgage Residential Trust
77,172	0.94%, 05/25/2065(1)(5)	76,242
552,320	1.16%, 08/25/2056(1)(5)	543,159
37,149	1.49%, 04/25/2065(1)(5)	37,026
	Starwood Residential Mortgage Trust
207,539	1.22%, 05/25/2065(1)(5)	206,712
444,491	1.92%, 11/25/2066(1)(5)	441,592
	Toorak Mortgage Corp. Ltd.
220,866	1.15%, 07/25/2056(1)(5)	216,240
190,000	2.24%, 06/25/2024(1)(3)	188,397
373,256	Towd Point Mortgage Trust 2.92%, 11/30/2060(1)(5)	370,653
	VCAT LLC
174,700	1.74%, 05/25/2051(1)(3)	174,463
961,023	1.87%, 08/25/2051(1)(3)	958,743
638,000	1.92%, 09/25/2051(1)(3)	629,127
75,093	2.12%, 03/27/2051(1)(3)	74,626
	Verus Securitization Trust
123,471	0.92%, 02/25/2064(1)(5)	122,578
209,365	0.94%, 07/25/2066(1)(5)	206,687
547,941	1.01%, 09/25/2066(1)(5)	540,294
103,755	1.03%, 02/25/2066(1)(5)	102,294
81,867	1.22%, 05/25/2065(1)(3)	81,234
61,758	1.50%, 05/25/2065(1)(3)	61,336
321,981	1.82%, 11/25/2066(1)(5)	320,085
633,114	1.83%, 10/25/2066(1)(5)	628,903
65,087	2.69%, 11/25/2059(1)(5)	65,680
234,862	VOLT XCIII LLC 1.89%, 02/27/2051(1)(3)	231,552
178,066	VOLT XCIV LLC 2.24%, 02/27/2051(1)(3)	176,328
148,268	VOLT XCV LLC 2.24%, 03/27/2051(1)(3)	148,119
967,852	Wells Fargo N.A. 0.94%, 02/15/2052(4)(5)	53,021
		28,531,482
	Total Asset & Commercial Mortgage-Backed Securities (cost $55,913,188)	$ 55,195,540
CORPORATE BONDS - 27.4%
	Aerospace/Defense - 0.6%
416,000	Boeing Co. 5.04%, 05/01/2027	$ 460,097
	L3Harris Technologies, Inc.
72,000	3.85%, 06/15/2023	74,135
100,000	4.40%, 06/15/2028	109,900
102,000	Lockheed Martin Corp. 3.80%, 03/01/2045	110,944

The accompanying notes are an integral part of these financial statements.
16

Hartford Core Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.4% - (continued)
	Aerospace/Defense - 0.6% - (continued)
$ 280,000	Northrop Grumman Corp. 5.15%, 05/01/2040	$ 346,077
	Raytheon Technologies Corp.
260,000	2.38%, 03/15/2032	249,401
252,000	4.45%, 11/16/2038	287,433
		1,637,987
	Agriculture - 0.4%
64,000	Altria Group, Inc. 3.88%, 09/16/2046	57,336
112,000	Archer-Daniels-Midland Co. 3.25%, 03/27/2030	118,381
	BAT Capital Corp.
270,000	2.26%, 03/25/2028	256,266
370,000	3.56%, 08/15/2027	378,334
95,000	BAT International Finance plc 1.67%, 03/25/2026	91,479
255,000	Cargill, Inc. 2.13%, 11/10/2031(1)	243,115
		1,144,911
	Beverages - 0.6%
	Anheuser-Busch InBev Worldwide, Inc.
682,000	3.75%, 07/15/2042	703,410
31,000	4.35%, 06/01/2040	34,293
	Coca-Cola Co.
330,000	2.25%, 01/05/2032	323,346
145,000	3.00%, 03/05/2051	142,565
104,000	Constellation Brands, Inc. 3.60%, 02/15/2028	109,655
400,000	Diageo Capital plc 2.00%, 04/29/2030	383,331
5,000	PepsiCo, Inc. 2.63%, 03/19/2027	5,142
		1,701,742
	Biotechnology - 0.5%
	Amgen, Inc.
640,000	2.00%, 01/15/2032	593,319
2,000	2.45%, 02/21/2030	1,968
	Gilead Sciences, Inc.
375,000	1.65%, 10/01/2030	347,199
5,000	3.65%, 03/01/2026	5,275
	Royalty Pharma plc
325,000	1.75%, 09/02/2027	309,323
285,000	2.20%, 09/02/2030	263,915
		1,520,999
	Chemicals - 0.1%
	Air Products and Chemicals, Inc.
5,000	1.50%, 10/15/2025	4,934
15,000	1.85%, 05/15/2027	14,826
209,000	DuPont de Nemours, Inc. 4.21%, 11/15/2023	218,519
45,000	LYB International Finance LLC 1.25%, 10/01/2025	43,681
	Sherwin-Williams Co.
67,000	2.30%, 05/15/2030	65,148
2,000	2.95%, 08/15/2029	2,041
		349,149
	Commercial Banks - 7.1%
	Bank of America Corp.
315,000	1.66%, 03/11/2027, (1.66% fixed rate until 03/11/2026; 3 mo. USD SOFR + 0.910% thereafter)(6)	305,742
435,000	1.92%, 10/24/2031, (1.92% fixed rate until 10/24/2030; 3 mo. USD SOFR + 0.825% thereafter)(6)	403,079
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.4% - (continued)
	Commercial Banks - 7.1% - (continued)
$ 432,000	2.46%, 10/22/2025, (2.46% fixed rate until 10/22/2024; 3 mo. USD LIBOR + 0.870% thereafter)(6)	$ 435,913
155,000	2.57%, 10/20/2032, (2.57% fixed rate until 10/20/2031; 3 mo. USD SOFR + 1.210% thereafter)(6)	150,201
1,105,000	2.69%, 04/22/2032, (2.69% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.320% thereafter)(6)	1,081,403
485,000	3.00%, 12/20/2023, (3.00% fixed rate until 12/20/2022; 3 mo. USD LIBOR + 0.790% thereafter)(6)	492,437
155,000	3.31%, 04/22/2042, (3.31% fixed rate until 04/22/2041; 3 mo. USD SOFR + 1.580% thereafter)(6)	153,140
671,000	3.97%, 02/07/2030, (3.97% fixed rate until 02/07/2029; 3 mo. USD LIBOR + 1.210% thereafter)(6)	718,367
503,000	4.08%, 03/20/2051, (4.08% fixed rate until 03/20/2050; 3 mo. USD LIBOR + 3.150% thereafter)(6)	566,426
460,000	Bank of Nova Scotia 1.95%, 02/02/2027	451,561
600,000	Bank of NY Mellon Corp. 2.05%, 01/26/2027	598,833
400,000	BNP Paribas S.A. 2.22%, 06/09/2026, (2.22% fixed rate until 06/09/2025; 3 mo. USD SOFR + 2.074% thereafter)(1)(6)	396,553
250,000	BPCE S.A. 2.05%, 10/19/2027, (2.05% fixed rate until 10/19/2026; 3 mo. USD SOFR + 1.087% thereafter)(1)(6)	242,395
	Citigroup, Inc.
270,000	1.46%, 06/09/2027, (1.46% fixed rate until 06/09/2026; 3 mo. USD SOFR + 0.770% thereafter)(6)	258,855
125,000	2.52%, 11/03/2032, (2.52% fixed rate until 11/03/2031; 3 mo. USD SOFR + 1.177% thereafter)(6)	120,420
1,146,000	3.20%, 10/21/2026	1,187,461
800,000	3.70%, 01/12/2026	847,306
	Goldman Sachs Group, Inc.
250,000	0.93%, 10/21/2024, (0.93% fixed rate until 10/21/2023; 3 mo. USD SOFR + 0.486% thereafter)(6)	246,326
55,000	1.99%, 01/27/2032, (1.99% fixed rate until 01/27/2031; 3 mo. USD SOFR + 1.090% thereafter)(6)	50,544
190,000	2.38%, 07/21/2032, (2.38% fixed rate until 07/21/2031; 3 mo. USD SOFR + 1.248% thereafter)(6)	180,171
1,121,000	2.60%, 02/07/2030	1,098,658
460,000	2.62%, 04/22/2032, (2.61% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.281% thereafter)(6)	445,721
55,000	2.65%, 10/21/2032, (2.65% fixed rate until 10/21/2031; 3 mo. USD SOFR + 1.264% thereafter)(6)	53,524
70,000	3.10%, 02/24/2033, (3.10% fixed rate until 02/24/2032; 3 mo. USD LIBOR + 0.910% thereafter)	70,404

The accompanying notes are an integral part of these financial statements.
17

Hartford Core Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.4% - (continued)
	Commercial Banks - 7.1% - (continued)
$ 67,000	4.02%, 10/31/2038, (4.02% fixed rate until 10/31/2037; 3 mo. USD LIBOR + 1.373% thereafter)(6)	$ 72,409
	HSBC Holdings plc
815,000	0.98%, 05/24/2025, (0.98% fixed rate until 05/24/2024; 3 mo. USD SOFR + 0.708% thereafter)(6)	796,067
200,000	1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 3 mo. USD SOFR + 1.290% thereafter)(6)	191,661
405,000	4.58%, 06/19/2029, (4.58% fixed rate until 06/19/2028; 3 mo. USD LIBOR + 1.535% thereafter)(6)	441,308
	JP Morgan Chase & Co.
1,643,000	2.30%, 10/15/2025, (2.30% fixed rate until 10/15/2024; 3 mo. USD SOFR + 1.160% thereafter)(6)	1,653,609
365,000	2.55%, 11/08/2032, (2.55% fixed rate until 11/08/2031; 3 mo. USD SOFR + 1.180% thereafter)(6)	353,681
825,000	2.58%, 04/22/2032, (2.58% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.250% thereafter)(6)	802,163
85,000	3.11%, 04/22/2041, (3.11% fixed rate until 04/22/2040; 3 mo. USD SOFR + 2.460% thereafter)(6)	82,804
320,000	3.16%, 04/22/2042, (3.16% fixed rate until 04/22/2041; 3 mo. USD SOFR + 1.460% thereafter)(6)	313,841
95,000	3.80%, 07/23/2024, (3.80% fixed rate until 07/23/2023; 3 mo. USD LIBOR + 0.890% thereafter)(6)	97,969
77,000	4.49%, 03/24/2031, (4.49% fixed rate until 03/24/2030; 3 mo. USD SOFR + 3.790% thereafter)(6)	85,990
218,000	KeyCorp. 2.55%, 10/01/2029	217,541
	Morgan Stanley
120,000	1.16%, 10/21/2025, (1.16% fixed rate until 10/21/2024; 3 mo. USD SOFR + 0.560% thereafter)(6)	117,012
160,000	1.59%, 05/04/2027, (1.59% fixed rate until 05/04/2026; 3 mo. USD SOFR + 0.879% thereafter)(6)	154,440
235,000	1.79%, 02/13/2032, (1.79% fixed rate until 02/13/2031; 3 mo. USD SOFR + 1.034% thereafter)(6)	214,860
95,000	1.93%, 04/28/2032, (1.93% fixed rate until 04/28/2031; 3 mo. USD SOFR + 1.020% thereafter)(6)	87,386
465,000	2.48%, 01/21/2028, (2.48% fixed rate until 01/21/2027; 3 mo. USD SOFR + 1.100% thereafter)	464,125
40,000	2.51%, 10/20/2032, (2.51% fixed rate until 10/20/2031; 3 mo. USD SOFR + 1.200% thereafter)(6)	38,586
317,000	2.70%, 01/22/2031, (2.70% fixed rate until 01/22/2030; 3 mo. USD SOFR + 1.143% thereafter)(6)	314,385
700,000	3.88%, 01/27/2026	742,594
91,000	3.97%, 07/22/2038, (3.97% fixed rate until 07/22/2037; 3 mo. USD LIBOR + 1.455% thereafter)(6)	98,810
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.4% - (continued)
	Commercial Banks - 7.1% - (continued)
$ 400,000	4.30%, 01/27/2045	$ 459,941
164,000	Santander Holdings USA, Inc. 3.40%, 01/18/2023	166,893
500,000	Truist Bank 2.25%, 03/11/2030	482,301
160,000	Truist Financial Corp. 1.89%, 06/07/2029, (1.89% fixed rate until 06/07/2028; 3 mo. USD SOFR + 0.862% thereafter)(6)	153,457
	Wells Fargo & Co.
958,000	2.41%, 10/30/2025, (2.41% fixed rate until 10/30/2024; 3 mo. USD SOFR + 1.087% thereafter)(6)	963,875
181,000	5.01%, 04/04/2051, (5.01% fixed rate until 04/04/2050; 3 mo. USD SOFR + 4.502% thereafter)(6)	232,295
		20,355,443
	Commercial Services - 0.2%
	Global Payments, Inc.
75,000	2.15%, 01/15/2027	73,474
202,000	2.90%, 05/15/2030	198,620
202,000	3.20%, 08/15/2029	203,871
	Howard University (AGM Insured)
100,000	2.90%, 10/01/2031	100,411
70,000	3.48%, 10/01/2041	67,935
		644,311
	Construction Materials - 0.1%
159,000	Carrier Global Corp. 2.24%, 02/15/2025	160,736
	Diversified Financial Services - 0.5%
380,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.30%, 01/30/2032	371,030
444,000	BlackRock, Inc. 1.90%, 01/28/2031	422,782
400,000	BOC Aviation USA Corp. 1.63%, 04/29/2024(1)	395,749
150,000	Mastercard, Inc. 2.95%, 03/15/2051	146,535
		1,336,096
	Electric - 3.9%
	Alabama Power Co.
100,000	3.45%, 10/01/2049	101,138
42,000	4.15%, 08/15/2044	46,352
447,000	Berkshire Hathaway Energy Co. 3.25%, 04/15/2028	469,607
154,000	Commonwealth Edison Co. 2.55%, 06/15/2026	157,644
195,000	Consolidated Edison, Inc. 3.20%, 12/01/2051	184,719
1,273,000	Dominion Energy, Inc. 2.85%, 08/15/2026	1,307,681
	Duke Energy Corp.
1,180,000	2.55%, 06/15/2031	1,141,151
615,000	2.65%, 09/01/2026	626,623
162,000	Duke Energy Indiana LLC 3.25%, 10/01/2049	155,740
200,000	Enel Finance International N.V. 1.38%, 07/12/2026(1)	191,565
349,000	Evergy, Inc. 2.90%, 09/15/2029	349,060
	Exelon Corp.
100,000	3.95%, 06/15/2025	105,708
105,000	4.70%, 04/15/2050	124,678
	Georgia Power Co.
99,000	2.10%, 07/30/2023	99,792
356,000	4.30%, 03/15/2042	387,457
297,000	ITC Holdings Corp. 2.95%, 05/14/2030(1)	296,412
494,000	NextEra Energy Capital Holdings, Inc. 2.25%, 06/01/2030	475,117
249,000	Oglethorpe Power Corp. 5.05%, 10/01/2048	301,359

The accompanying notes are an integral part of these financial statements.
18

Hartford Core Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.4% - (continued)
	Electric - 3.9% - (continued)
	Oncor Electric Delivery Co. LLC
$ 355,000	2.75%, 05/15/2030(1)	$ 358,688
112,000	2.95%, 04/01/2025	115,242
	Pacific Gas and Electric Co.
750,000	2.50%, 02/01/2031	679,238
175,000	3.25%, 06/01/2031	168,036
190,000	4.95%, 07/01/2050	193,179
700,000	Public Service Enterprise Group, Inc. 1.60%, 08/15/2030	631,692
	Puget Energy, Inc.
324,000	3.65%, 05/15/2025	338,315
102,000	4.10%, 06/15/2030	108,119
	Sempra Energy
47,000	3.40%, 02/01/2028	49,065
162,000	4.00%, 02/01/2048	171,426
464,000	Sierra Pacific Power Co. 2.60%, 05/01/2026	473,569
	Southern California Edison Co.
232,000	2.25%, 06/01/2030	221,733
285,000	2.75%, 02/01/2032	281,862
72,000	2.85%, 08/01/2029	72,575
206,000	3.65%, 02/01/2050	205,713
132,000	4.00%, 04/01/2047	137,680
	Southern Co.
4,000	3.25%, 07/01/2026	4,172
387,000	3.70%, 04/30/2030	408,429
		11,140,536
	Food - 0.3%
287,000	Conagra Brands, Inc. 4.85%, 11/01/2028	320,962
20,000	Hormel Foods Corp. 1.70%, 06/03/2028	19,460
280,000	JBS Finance Luxembourg S.a.r.l 2.50%, 01/15/2027(1)	271,603
265,000	Mondelez International, Inc. 1.50%, 02/04/2031	238,285
		850,310
	Gas - 0.3%
62,000	Dominion Energy Gas Holdings LLC 2.50%, 11/15/2024	63,134
	NiSource, Inc.
647,000	3.49%, 05/15/2027	679,757
132,000	3.60%, 05/01/2030	138,618
		881,509
	Healthcare - Products - 0.5%
400,000	Alcon Finance Corp. 3.00%, 09/23/2029(1)	404,985
385,000	Baxter International, Inc. 2.27%, 12/01/2028(1)	376,522
	Boston Scientific Corp.
417,000	1.90%, 06/01/2025	414,481
324,000	3.75%, 03/01/2026	342,413
		1,538,401
	Healthcare - Services - 0.5%
	Anthem, Inc.
25,000	2.25%, 05/15/2030	23,946
107,000	2.88%, 09/15/2029	108,440
71,000	4.38%, 12/01/2047	80,853
117,000	CommonSpirit Health 2.76%, 10/01/2024	119,176
130,000	Humana, Inc. 2.15%, 02/03/2032	120,911
	Kaiser Foundation Hospitals
225,000	2.81%, 06/01/2041	214,013
95,000	3.00%, 06/01/2051	92,082
142,000	Quest Diagnostics, Inc. 2.80%, 06/30/2031	141,180
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.4% - (continued)
	Healthcare - Services - 0.5% - (continued)
$ 105,000	Sutter Health 3.36%, 08/15/2050	$ 105,280
	UnitedHealth Group, Inc.
295,000	2.30%, 05/15/2031	286,464
87,000	4.75%, 07/15/2045	106,013
		1,398,358
	Household Products - 0.0%
102,000	Estee Lauder Cos., Inc. 2.60%, 04/15/2030	102,883
	Insurance - 1.1%
611,000	American International Group, Inc. 2.50%, 06/30/2025	620,933
350,000	Athene Global Funding 2.65%, 10/04/2031(1)	332,307
197,000	Berkshire Hathaway Finance Corp. 4.20%, 08/15/2048	225,328
290,000	Brighthouse Financial Global Funding 1.75%, 01/13/2025	286,972
515,000	Equitable Financial Life Global Funding 1.80%, 03/08/2028(1)	491,795
	Marsh & McLennan Cos., Inc.
86,000	3.88%, 03/15/2024	89,965
180,000	4.75%, 03/15/2039	215,103
470,000	Metropolitan Life Global Funding I 2.40%, 01/11/2032	459,968
5,000	New York Life Insurance Co. 3.75%, 05/15/2050(1)	5,387
172,000	Progressive Corp. 3.20%, 03/26/2030	181,717
309,000	Willis North America, Inc. 2.95%, 09/15/2029	306,902
		3,216,377
	Internet - 0.1%
306,000	Amazon.com, Inc. 3.15%, 08/22/2027	321,873
	Investment Company Security - 0.2%
525,000	Bain Capital Specialty Finance, Inc. 2.55%, 10/13/2026	501,341
	Iron/Steel - 0.1%
175,000	Vale Overseas Ltd. 3.75%, 07/08/2030	177,450
	IT Services - 0.4%
	Apple, Inc.
211,000	1.13%, 05/11/2025	207,087
211,000	2.20%, 09/11/2029	209,512
620,000	2.65%, 02/08/2051	565,642
275,000	Kyndryl Holdings, Inc. 3.15%, 10/15/2031(1)	257,178
		1,239,419
	Lodging - 0.0%
115,000	Las Vegas Sands Corp. 3.50%, 08/18/2026	115,647
	Machinery - Construction & Mining - 0.1%
187,000	Caterpillar, Inc. 2.60%, 04/09/2030	190,240
	Machinery-Diversified - 0.3%
	John Deere Capital Corp.
31,000	1.20%, 04/06/2023	31,044
74,000	2.60%, 03/07/2024	75,706
640,000	Otis Worldwide Corp. 2.57%, 02/15/2030	633,042
		739,792

The accompanying notes are an integral part of these financial statements.
19

Hartford Core Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.4% - (continued)
	Media - 1.2%
	Charter Communications Operating LLC / Charter Communications Operating Capital
$ 355,000	2.30%, 02/01/2032	$ 319,598
37,000	2.80%, 04/01/2031	35,079
45,000	3.90%, 06/01/2052	41,300
652,000	4.20%, 03/15/2028	691,542
380,000	4.40%, 12/01/2061	360,159
110,000	4.80%, 03/01/2050	113,426
108,000	5.13%, 07/01/2049	115,109
	Comcast Corp.
214,000	2.94%, 11/01/2056(1)	189,655
51,000	2.99%, 11/01/2063(1)	44,879
456,000	3.20%, 07/15/2036	459,994
195,000	3.75%, 04/01/2040	206,801
220,000	Cox Communications, Inc. 2.60%, 06/15/2031(1)	211,454
	Discovery Communications LLC
95,000	3.95%, 06/15/2025	99,709
100,000	4.65%, 05/15/2050	108,425
260,000	5.20%, 09/20/2047	299,848
62,000	5.30%, 05/15/2049	72,732
196,000	ViacomCBS, Inc. 4.95%, 01/15/2031	223,061
		3,592,771
	Miscellaneous Manufacturing - 0.2%
25,000	Ingersoll-Rand Luxembourg Finance S.A. 4.50%, 03/21/2049	29,122
550,000	Siemens Financieringsmaatschappij N.V. 1.20%, 03/11/2026(1)	531,769
		560,891
	Office/Business Equipment - 0.1%
	CDW LLC / CDW Finance Corp.
80,000	2.67%, 12/01/2026	79,112
75,000	3.28%, 12/01/2028	74,397
70,000	3.57%, 12/01/2031	69,802
		223,311
	Oil & Gas - 0.9%
95,000	BP Capital Markets America Co. 2.72%, 01/12/2032	93,960
	BP Capital Markets America, Inc.
205,000	2.94%, 06/04/2051	183,516
115,000	3.06%, 06/17/2041	108,983
255,000	3.38%, 02/08/2061	239,056
132,000	3.63%, 04/06/2030	140,621
	Equinor ASA
222,000	3.63%, 04/06/2040	233,199
66,000	3.70%, 04/06/2050	70,896
	Exxon Mobil Corp.
217,000	4.23%, 03/19/2040	245,987
2,000	4.33%, 03/19/2050	2,356
141,000	Hess Corp. 7.30%, 08/15/2031	184,544
210,000	Marathon Petroleum Corp. 4.70%, 05/01/2025	225,735
215,000	Qatar Energy 2.25%, 07/12/2031(1)	206,937
200,000	Qatar Petroleum 3.30%, 07/12/2051(1)	195,690
	Shell International Finance B.V.
190,000	3.00%, 11/26/2051	180,538
250,000	3.25%, 04/06/2050	249,541
		2,561,559
	Oil & Gas Services - 0.0%
90,000	Halliburton Co. 4.85%, 11/15/2035	102,844
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.4% - (continued)
	Pharmaceuticals - 1.6%
	AbbVie, Inc.
$ 359,000	3.20%, 11/21/2029	$ 369,765
424,000	4.25%, 11/21/2049	471,744
	Astrazeneca Finance LLC
230,000	1.20%, 05/28/2026	222,963
410,000	1.75%, 05/28/2028	396,404
	Bristol-Myers Squibb Co.
190,000	0.75%, 11/13/2025	182,214
175,000	2.55%, 11/13/2050	154,143
87,000	3.40%, 07/26/2029	92,365
565,000	Cigna Corp. 1.25%, 03/15/2026	545,363
	CVS Health Corp.
7,000	4.13%, 04/01/2040	7,561
364,000	5.13%, 07/20/2045	443,367
229,000	GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	241,580
167,000	Johnson & Johnson 3.55%, 03/01/2036	182,677
50,000	Merck & Co., Inc. 2.75%, 12/10/2051	45,954
	Novartis Capital Corp.
134,000	2.00%, 02/14/2027	133,565
67,000	2.20%, 08/14/2030	65,651
	Pfizer, Inc.
277,000	1.70%, 05/28/2030	262,791
480,000	1.75%, 08/18/2031	450,703
62,000	2.63%, 04/01/2030	63,185
62,000	Shire Acquisitions Investments Ireland DAC 2.88%, 09/23/2023	63,196
200,000	Takeda Pharmaceutical Co., Ltd. 2.05%, 03/31/2030	188,003
		4,583,194
	Pipelines - 0.7%
	Energy Transfer Operating L.P.
161,000	3.75%, 05/15/2030	165,258
432,000	5.30%, 04/01/2044	464,157
	Enterprise Products Operating LLC
90,000	3.30%, 02/15/2053	83,328
333,000	4.80%, 02/01/2049	383,163
200,000	Galaxy Pipeline Assets Bidco Ltd. 2.94%, 09/30/2040(1)	190,225
	MPLX L.P.
154,000	4.13%, 03/01/2027	163,875
55,000	5.20%, 03/01/2047	63,770
62,000	5.20%, 12/01/2047	71,311
	Sabine Pass Liquefaction LLC
45,000	4.20%, 03/15/2028	48,263
42,000	4.50%, 05/15/2030	46,059
	TransCanada PipeLines Ltd.
135,000	1.00%, 10/12/2024	132,004
185,000	2.50%, 10/12/2031	175,885
113,000	4.10%, 04/15/2030	121,763
2,000	4.75%, 05/15/2038	2,272
		2,111,333
	Real Estate Investment Trusts - 0.3%
	American Tower Corp.
125,000	1.45%, 09/15/2026	120,152
35,000	1.50%, 01/31/2028	32,543
17,000	2.10%, 06/15/2030	15,839
182,000	2.40%, 03/15/2025	182,980
	Equinix, Inc.
5,000	1.80%, 07/15/2027	4,796
400,000	2.00%, 05/15/2028	380,828

The accompanying notes are an integral part of these financial statements.
20

Hartford Core Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.4% - (continued)
	Real Estate Investment Trusts - 0.3% - (continued)
	Realty Income Corp.
$ 10,000	2.20%, 06/15/2028	$ 9,801
10,000	2.85%, 12/15/2032	9,955
100,000	3.40%, 01/15/2028	104,610
		861,504
	Retail - 0.3%
127,000	AutoZone, Inc. 3.63%, 04/15/2025	133,080
	Home Depot, Inc.
110,000	3.30%, 04/15/2040	112,106
157,000	3.50%, 09/15/2056	163,414
37,000	Lowe's Cos., Inc. 3.70%, 04/15/2046	37,761
	McDonald's Corp.
31,000	3.35%, 04/01/2023	31,727
332,000	3.63%, 09/01/2049	342,098
112,000	Starbucks Corp. 3.80%, 08/15/2025	118,935
		939,121
	Semiconductors - 1.2%
2,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.14%, 11/15/2035(1)	1,896
	Broadcom, Inc.
20,000	2.60%, 02/15/2033(1)	18,461
318,000	3.19%, 11/15/2036(1)	302,089
545,000	3.42%, 04/15/2033(1)	542,830
92,000	3.47%, 04/15/2034(1)	91,122
285,000	4.30%, 11/15/2032	304,955
	Intel Corp.
129,000	2.45%, 11/15/2029	128,649
125,000	2.80%, 08/12/2041	117,034
115,000	3.05%, 08/12/2051	108,637
254,000	3.25%, 11/15/2049	247,277
360,000	Marvell Technology, Inc. 2.95%, 04/15/2031	354,372
297,000	Microchip Technology, Inc. 2.67%, 09/01/2023	301,249
	NVIDIA Corp.
165,000	1.55%, 06/15/2028	158,537
280,000	3.50%, 04/01/2040	296,639
	NXP B.V. / NXP Funding LLC
264,000	4.30%, 06/18/2029(1)	286,867
44,000	4.88%, 03/01/2024(1)	46,574
122,000	NXP B.V. / NXP Funding LLC / NXP USA, Inc. 3.15%, 05/01/2027(1)	125,151
		3,432,339
	Software - 1.2%
	Fiserv, Inc.
393,000	2.25%, 06/01/2027	388,842
382,000	3.20%, 07/01/2026	395,787
	Microsoft Corp.
187,000	2.53%, 06/01/2050	169,874
52,000	2.92%, 03/17/2052	50,753
	Oracle Corp.
265,000	2.30%, 03/25/2028	256,035
1,090,000	2.88%, 03/25/2031	1,051,960
415,000	3.60%, 04/01/2040	384,414
67,000	3.80%, 11/15/2037	65,099
75,000	3.95%, 03/25/2051	70,837
120,000	4.10%, 03/25/2061	111,966
	salesforce.com, Inc.
515,000	1.95%, 07/15/2031	491,232
37,000	3.25%, 04/11/2023	37,904
		3,474,703
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.4% - (continued)
	Telecommunications - 1.2%
	AT&T, Inc.
$ 195,000	1.70%, 03/25/2026	$ 190,517
670,000	3.50%, 02/01/2061	612,236
29,000	3.55%, 09/15/2055	27,371
325,000	3.65%, 06/01/2051	318,355
49,000	3.65%, 09/15/2059	46,472
101,000	3.80%, 12/01/2057	99,068
200,000	NTT Finance Corp. 1.16%, 04/03/2026(1)	192,398
	T-Mobile USA, Inc.
360,000	1.50%, 02/15/2026	348,722
55,000	2.05%, 02/15/2028	52,899
285,000	3.00%, 02/15/2041	258,031
134,000	3.50%, 04/15/2025	139,098
67,000	4.50%, 04/15/2050	73,336
	Verizon Communications, Inc.
105,000	2.65%, 11/20/2040	93,807
35,000	2.85%, 09/03/2041	32,719
775,000	4.50%, 08/10/2033	876,205
167,000	Vodafone Group plc 4.38%, 02/19/2043	181,830
		3,543,064
	Transportation - 0.3%
160,000	Canadian Pacific Railway Co. 2.45%, 12/02/2031	157,010
55,000	Norfolk Southern Corp. 3.40%, 11/01/2049	54,890
	Union Pacific Corp.
575,000	2.38%, 05/20/2031	564,294
137,000	4.10%, 09/15/2067	153,350
		929,544
	Trucking & Leasing - 0.2%
455,000	DAE Funding LLC 1.55%, 08/01/2024(1)	443,350
	Water - 0.1%
406,000	American Water Capital Corp. 3.75%, 09/01/2028	433,368
	Total Corporate Bonds (cost $82,373,537)	$ 79,058,406
FOREIGN GOVERNMENT OBLIGATIONS - 3.0%
	Bermuda - 0.1%
400,000	Bermuda Government International Bond 2.38%, 08/20/2030(7)	$ 390,500
	Chile - 0.5%
	Chile Government International Bond
200,000	2.55%, 07/27/2033	187,100
800,000	3.10%, 05/07/2041	740,768
200,000	3.50%, 01/31/2034	204,300
200,000	Republic of Chile 2.75%, 01/31/2027	202,702
		1,334,870
	Hungary - 0.1%
405,000	Hungary Government International Bond 2.13%, 09/22/2031(1)	382,923
	Mexico - 0.6%
	Mexico Government International Bond
545,000	2.66%, 05/24/2031	512,523
400,000	4.28%, 08/14/2041	391,000
546,000	4.75%, 03/08/2044	563,079
255,000	United Mexican States 3.50%, 02/12/2034	245,948
		1,712,550

The accompanying notes are an integral part of these financial statements.
21

Hartford Core Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.0% - (continued)
	Panama - 0.5%
	Panama Government International Bond
$ 400,000	3.87%, 07/23/2060	$ 368,000
200,000	4.30%, 04/29/2053	198,990
650,000	4.50%, 04/16/2050	667,908
200,000	4.50%, 01/19/2063	202,700
		1,437,598
	Philippines - 0.3%
965,000	Philippine Government International Bond 3.70%, 02/02/2042	983,766
	Qatar - 0.1%
200,000	Qatar Government International Bond 4.40%, 04/16/2050(1)	237,250
	Romania - 0.3%
312,000	Romania 3.00%, 02/27/2027	312,292
466,000	Romanian Government International Bond 3.00%, 02/14/2031(7)	450,855
		763,147
	Saudi Arabia - 0.4%
	Saudi Government International Bond
200,000	2.25%, 02/02/2033(1)	190,002
805,000	4.50%, 10/26/2046(7)	902,405
		1,092,407
	United Arab Emirates - 0.1%
390,000	Finance Department Government of Sharjah 3.63%, 03/10/2033(7)	366,444
	Total Foreign Government Obligations (cost $9,255,570)	$ 8,701,455
MUNICIPAL BONDS - 0.4%
	Development - 0.0%
45,000	New York Transportation Dev Corp. Rev 4.25%, 09/01/2035	$ 48,513
	General - 0.1%
40,000	Chicago, IL, Transit Auth 3.91%, 12/01/2040	43,334
	County of Riverside, CA
55,000	2.96%, 02/15/2027	57,485
55,000	3.07%, 02/15/2028	57,935
65,000	Dist of Columbia Rev 3.43%, 04/01/2042	65,302
230,000	State Board of Administration Finance Corp. 1.26%, 07/01/2025	226,317
		450,373
	General Obligation - 0.1%
130,000	California State, GO Taxable 7.30%, 10/01/2039	197,054
	Higher Education - 0.0%
	Marshall University, WV, (AGM Insured)
10,000	2.91%, 05/01/2026	10,332
10,000	3.63%, 05/01/2034	10,759
		21,091
	Transportation - 0.2%
	Metropolitan Transportation Auth, NY, Rev
15,000	4.75%, 11/15/2045	17,189
40,000	5.18%, 11/15/2049	51,494
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 0.4% - (continued)
	Transportation - 0.2% - (continued)
$ 115,000	6.81%, 11/15/2040	$ 160,389
55,000	New York State Thruway Auth Rev 2.90%, 01/01/2035	56,096
205,000	Port Auth of New York & New Jersey Rev 1.09%, 07/01/2023	204,533
		489,701
	Total Municipal Bonds (cost $1,204,363)	$ 1,206,732
U.S. GOVERNMENT AGENCIES - 35.2%
	Mortgage-Backed Agencies - 35.2%
	FHLMC - 0.2%
229,632	0.88%, 11/25/2030(4)(5)	$ 15,173
1,411,681	1.12%, 06/25/2030(4)(5)	114,957
19,977	1.13%, 12/15/2027	19,834
98,782	1.13%, 01/25/2030(4)(5)	7,585
21,966	1.25%, 12/15/2027	21,880
1,544,879	1.39%, 06/25/2030(4)(5)	153,308
1,098,372	1.43%, 05/25/2030(4)(5)	112,806
1,230,276	1.57%, 05/25/2030(4)(5)	137,292
174,599	1.70%, 04/25/2030(4)(5)	20,403
26,194	2.50%, 12/15/2042	26,579
		629,817
	FNMA - 0.4%
89,883	1.25%, 02/25/2028	89,321
21,372	1.50%, 09/25/2027	21,358
282,000	3.00%, 12/25/2045	295,104
420,000	3.00%, 10/25/2046	437,300
247,908	3.00%, 03/01/2050	253,619
		1,096,702
	GNMA - 6.8%
2,300,000	2.00%, 02/22/2052(8)	2,273,855
2,950,000	2.50%, 02/22/2052(8)	2,969,820
2,925,000	2.50%, 03/21/2052(8)	2,938,597
2,350,000	3.00%, 02/22/2052(8)	2,406,759
2,350,000	3.00%, 03/21/2052(8)	2,401,252
1,675,000	3.50%, 05/20/2049(8)	1,730,157
1,700,000	3.50%, 02/22/2052(8)	1,760,363
3,000,000	4.00%, 02/22/2052(8)	3,136,758
		19,617,561
	UMBS - 27.8%
2,600,000	1.50%, 02/17/2037(8)	2,559,070
300,000	1.50%, 02/14/2052(8)	283,828
24,440,000	2.00%, 02/14/2052(8)	23,829,000
17,435,000	2.00%, 03/14/2052(8)	16,961,547
1,300,000	2.50%, 02/17/2037(8)	1,328,844
14,425,000	2.50%, 02/11/2051(8)	14,406,969
750,000	3.00%, 02/17/2037	776,622
7,675,000	3.00%, 02/14/2052(8)	7,844,484
8,000,000	3.50%, 02/14/2052(8)	8,338,750

The accompanying notes are an integral part of these financial statements.
22

Hartford Core Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 35.2% - (continued)
	Mortgage-Backed Agencies - 35.2% - (continued)
	UMBS - 27.8% - (continued)
$ 2,350,000	4.00%, 02/11/2051(8)	$ 2,483,197
1,200,000	4.50%, 06/25/2048(8)	1,280,256
		80,092,567
	Total U.S. Government Agencies (cost $101,688,404)	$ 101,436,647
U.S. GOVERNMENT SECURITIES - 42.7%
	U.S. Treasury Securities - 42.7%
	U.S. Treasury Bonds - 10.6%
74,719	0.13%, 02/15/2051(9)	$ 80,417
178,355	0.25%, 02/15/2050(9)	197,045
869,194	0.88%, 02/15/2047(9)	1,085,779
1,570,000	1.25%, 05/15/2050	1,279,857
1,495,000	1.38%, 11/15/2040	1,312,972
1,010,000	1.38%, 08/15/2050	849,584
2,455,000	1.63%, 11/15/2050	2,195,787
1,515,000	1.75%, 08/15/2041	1,413,211
430,000	1.88%, 02/15/2041	410,532
410,000	2.00%, 11/15/2041	399,173
630,000	2.00%, 02/15/2050	615,382
528,000	2.38%, 11/15/2049(10)	557,968
7,170,000	3.00%, 02/15/2047	8,342,407
1,525,000	3.00%, 02/15/2048	1,789,790
2,095,000	3.13%, 02/15/2043	2,433,064
400,000	3.13%, 05/15/2048	480,781
1,840,000	3.63%, 02/15/2044	2,308,266
1,464,000	3.75%, 11/15/2043	1,865,628
275,000	3.88%, 08/15/2040	350,013
1,867,600	4.63%, 02/15/2040	2,592,608
		30,560,264
	U.S. Treasury Notes - 32.1%
13,555,000	0.13%, 06/30/2023	13,392,975
3,560,000	0.25%, 06/15/2023	3,526,069
4,410,000	0.38%, 04/30/2025(10)	4,263,919
20,565,000	0.38%, 11/30/2025	19,686,971
4,545,000	0.50%, 02/28/2026	4,355,566
5,260,000	0.50%, 04/30/2027	4,962,481
700,000	0.63%, 05/15/2030	639,187
1,830,000	0.63%, 08/15/2030	1,666,229
1,345,000	0.75%, 04/30/2026	1,299,554
3,725,000	0.88%, 11/15/2030	3,457,557
1,720,000	1.13%, 02/28/2025	1,706,092
2,725,000	1.13%, 08/31/2028	2,619,938
702,000	1.38%, 01/31/2025	701,835
4,482,000	1.50%, 01/31/2027	4,457,139
8,710,000	1.75%, 01/31/2029	8,717,145
Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 42.7% - (continued)
	U.S. Treasury Securities - 42.7% - (continued)
	U.S. Treasury Notes - 32.1% - (continued)
$ 1,008,000	2.75%, 06/30/2025		$ 1,051,431
14,785,000	2.88%, 05/15/2028(10)		15,803,779
			92,307,867
	Total U.S. Government Securities (cost $127,910,345)		$ 122,868,131
	Total Long-Term Investments (Cost $378,345,407)		$ 368,466,911
SHORT-TERM INVESTMENTS - 2.7%
	Repurchase Agreements - 2.7%
7,980,375	Fixed Income Clearing Corp. Repurchase Agreement dated 01/31/2022 at 0.020%, due on 02/01/2022 with a maturity value of $7,980,379; collateralized by U.S. Treasury Note at 1.000%, maturing 07/31/2028, with a market value of $8,140,052		$ 7,980,375
	Total Short-Term Investments (cost $7,980,375)		$ 7,980,375
	Total Investments Excluding Purchased Options (cost $386,325,782)	130.6%	$ 376,447,286
	Total Purchased Options (cost $62,388)	0.0%	$ 6,965
	Total Investments (cost $386,388,170)	130.6%	$ 376,454,251
	Other Assets and Liabilities	(30.6)%	(88,312,318)
	Total Net Assets	100.0%	$ 288,141,933
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At January 31, 2022, the aggregate value of these securities was $56,136,509, representing 19.5% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2022. Base lending rates may be subject to a floor or cap.

The accompanying notes are an integral part of these financial statements.
23

Hartford Core Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(4)	Securities disclosed are interest-only strips.
(5)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(6)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at January 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(7)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At January 31, 2022, the aggregate value of these securities was $2,110,204, representing 0.7% of net assets.
(8)	Represents or includes a TBA transaction.
(9)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(10)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of January 31, 2022, the market value of securities pledged was $978,742.

OTC Option Contracts Outstanding at January 31, 2022
Description	Counterparty	Exercise Price/ FX Rate/Rate		Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Call
CDX.NA.IG.S37.V1-5Y	BOA	60.00	USD	02/16/2022	(13,155,000)	USD	(13,155,000)	$ (17,688)	$ (20,522)	$ 2,834
Put
CDX.NA.IG.S37.V1-5Y	BOA	60.00	USD	02/16/2022	(13,155,000)	USD	(13,155,000)	$ (22,654)	$ (22,363)	$ (291)
Total Written Option Contracts OTC option contracts								$ (40,342)	$ (42,885)	$ 2,543

OTC Swaptions Outstanding at January 31, 2022
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaptions:
Put
3 Month USD-LIBOR-BBA-Interest Rate Swap *	CBK	2.20%	Pay	03/14/2022	USD	3,500,000	$ 6,965	$ 62,388	$ (55,423)
Written swaptions:
Put
3 Month USD-LIBOR-BBA-Interest Rate Swap*	CBK	1.50%	Receive	03/14/2022	USD	(3,500,000)	$ (43,600)	$ (38,500)	$ (5,100)

*	Swaptions with forward premiums.

Futures Contracts Outstanding at January 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 2-Year Note Future	230	03/31/2022	$ 49,830,938	$ 196,298
U.S. Treasury 5-Year Note Future	64	03/31/2022	7,629,000	29,001
U.S. Treasury 10-Year Note Future	119	03/22/2022	15,228,281	87,019
U.S. Treasury 10-Year Ultra Future	40	03/22/2022	5,713,125	43,802
U.S. Treasury Long Bond Future	44	03/22/2022	6,847,500	164,490
The accompanying notes are an integral part of these financial statements.
24

Hartford Core Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Futures Contracts Outstanding at January 31, 2022 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts – (continued):
U.S. Treasury Ultra Bond Future	18	03/22/2022	$ 3,400,875	$ 124,382
Total futures contracts				$ 644,992
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 55,195,540	$ —	$ 55,195,540	$ —
Corporate Bonds	79,058,406	—	79,058,406	—
Foreign Government Obligations	8,701,455	—	8,701,455	—
Municipal Bonds	1,206,732	—	1,206,732	—
U.S. Government Agencies	101,436,647	—	101,436,647	—
U.S. Government Securities	122,868,131	—	122,868,131	—
Short-Term Investments	7,980,375	—	7,980,375	—
Purchased Options	6,965	—	6,965	—
Futures Contracts(2)	644,992	644,992	—	—
Total	$ 377,099,243	$ 644,992	$ 376,454,251	$ —
Liabilities
Written Options	$ (83,942)	$ —	$ (83,942)	$ —
Total	$ (83,942)	$ —	$ (83,942)	$ —

(1)	For the six-month period ended January 31, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
25

Hartford Large Cap Growth ETF
Schedule of Investments
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 91.2%
	Automobiles & Components - 1.6%
404	Tesla, Inc.*	$ 378,435
8,546	Thor Industries, Inc.	808,366
		1,186,801
	Capital Goods - 3.0%
18,402	Johnson Controls International plc	1,337,273
4,915	Middleby Corp.*	910,258
		2,247,531
	Commercial & Professional Services - 1.8%
6,649	Copart, Inc.*	859,383
6,465	CoStar Group, Inc.*	453,585
		1,312,968
	Consumer Durables & Apparel - 3.7%
9,619	Lennar Corp. Class A	924,482
3,169	Lululemon Athletica, Inc.*	1,057,686
27,310	Peloton Interactive, Inc. Class A*	746,382
		2,728,550
	Consumer Services - 6.4%
13,224	Airbnb, Inc. Class A*	2,036,099
540	Booking Holdings, Inc.*	1,326,310
39,509	DraftKings, Inc. Class A*	872,754
10,302	Penn National Gaming, Inc.*	469,874
		4,705,037
	Food, Beverage & Tobacco - 0.2%
646	Constellation Brands, Inc. Class A	153,586
	Health Care Equipment & Services - 4.1%
3,002	ABIOMED, Inc.*	888,202
2,287	DexCom, Inc.*	984,508
16,282	GoodRx Holdings, Inc. Class A*	390,931
3,410	Veeva Systems, Inc. Class A*	806,601
		3,070,242
	Materials - 1.2%
3,959	Albemarle Corp.	873,910
	Media & Entertainment - 22.6%
2,261	Alphabet, Inc. Class A*	6,118,424
6,282	Electronic Arts, Inc.	833,370
13,060	Match Group, Inc.*	1,471,862
8,949	Meta Platforms, Inc. Class A*	2,803,364
4,946	Roku, Inc.*	811,391
17,726	Snap, Inc. Class A*	576,804
8,942	Spotify Technology S.A.*	1,754,957
15,842	Twitter, Inc.*	594,234
7,524	Walt Disney Co.*	1,075,706
13,948	ZoomInfo Technologies, Inc.*	737,291
		16,777,403
	Pharmaceuticals, Biotechnology & Life Sciences - 5.5%
2,319	Ascendis Pharma A/S ADR*	282,083
3,421	Danaher Corp.	977,688
15,296	Exact Sciences Corp.*	1,168,003
4,650	Illumina, Inc.*	1,622,013
370	Reata Pharmaceuticals, Inc. Class A*	10,404
		4,060,191
	Retailing - 7.7%
979	Amazon.com, Inc.*	2,928,649
3,139	Five Below, Inc.*	514,796
6,245	Ross Stores, Inc.	610,449
4,491	Ulta Beauty, Inc.*	1,633,556
		5,687,450
Shares or Principal Amount			Market Value†
COMMON STOCKS - 91.2% - (continued)
	Semiconductors & Semiconductor Equipment - 9.0%
21,864	Advanced Micro Devices, Inc.*		$ 2,497,962
5,350	MKS Instruments, Inc.		831,016
7,978	NVIDIA Corp.		1,953,493
3,390	SolarEdge Technologies, Inc.*		807,566
3,887	Universal Display Corp.		596,693
			6,686,730
	Software & Services - 20.7%
8,533	Block, Inc. Class A*		1,043,501
3,293	Fair Isaac Corp.*		1,630,002
5,385	Five9, Inc.*		676,894
5,518	Guidewire Software, Inc.*		556,435
63,186	ironSource Ltd. Class A*		436,615
7,895	Mastercard, Inc. Class A		3,050,470
2,487	Palo Alto Networks, Inc.*		1,286,774
3,909	Paycom Software, Inc.*		1,310,688
7,049	RingCentral, Inc. Class A*		1,244,078
3,657	salesforce.com, Inc.*		850,728
28,391	UiPath, Inc. Class A*		1,037,123
8,782	Workday, Inc. Class A*		2,221,934
			15,345,242
	Technology Hardware & Equipment - 2.6%
15,741	Arista Networks, Inc.*		1,956,764
	Transportation - 1.1%
21,230	Uber Technologies, Inc.*		794,002
	Total Common Stocks (cost $73,764,569)		$ 67,586,407
EXCHANGE-TRADED FUNDS - 6.0%
	Other Investment Pools & Funds - 6.0%
12,749	iShares Russell 1000 Growth ETF		$ 3,557,736
3,622	Vanguard Mega Cap Growth ETF		862,760
			4,420,496
	Total Exchange-Traded Funds (cost $4,384,839)		$ 4,420,496
	Total Long-Term Investments (Cost $78,149,408)		$ 72,006,903
	Total Investments (cost $78,149,408)	97.2%	$ 72,006,903
	Other Assets and Liabilities	2.8%	2,092,248
	Total Net Assets	100.0%	$ 74,099,151
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
26

Hartford Large Cap Growth ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 1,186,801	$ 1,186,801	$ —	$ —
Capital Goods	2,247,531	2,247,531	—	—
Commercial & Professional Services	1,312,968	1,312,968	—	—
Consumer Durables & Apparel	2,728,550	2,728,550	—	—
Consumer Services	4,705,037	4,705,037	—	—
Food, Beverage & Tobacco	153,586	153,586	—	—
Health Care Equipment & Services	3,070,242	3,070,242	—	—
Materials	873,910	873,910	—	—
Media & Entertainment	16,777,403	16,777,403	—	—
Pharmaceuticals, Biotechnology & Life Sciences	4,060,191	4,060,191	—	—
Retailing	5,687,450	5,687,450	—	—
Semiconductors & Semiconductor Equipment	6,686,730	6,686,730	—	—
Software & Services	15,345,242	15,345,242	—	—
Technology Hardware & Equipment	1,956,764	1,956,764	—	—
Transportation	794,002	794,002	—	—
Exchange-Traded Funds	4,420,496	4,420,496	—	—
Total	$ 72,006,903	$ 72,006,903	$ —	$ —

(1)	For the period ended January 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
27

Hartford Municipal Opportunities ETF
Schedule of Investments
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 94.9%
	Alabama - 1.1%
$ 100,000	Jefferson County, AL, Board of Education Special Tax 5.00%, 02/01/2042	$ 118,138
90,000	Jefferson County, AL, GO 5.00%, 04/01/2024	97,348
1,590,000	State of Alabama Docks Department, (AGM Insured) 5.00%, 10/01/2026	1,834,474
665,000	State of Alabama, Troy University Rev, (BAM Insured) 5.00%, 11/01/2023	710,731
		2,760,691
	Alaska - 0.2%
420,000	Northern Tobacco Securitization Corp. 4.00%, 06/01/2039	480,405
	Arizona - 0.6%
	Maricopa County, AZ, Industrial Dev Auth
600,000	4.00%, 09/01/2037	686,325
185,000	5.00%, 09/01/2031	223,115
480,000	Tempe, AZ, Industrial Dev Auth Rev 1.13%, 12/01/2026	464,065
		1,373,505
	California - 9.7%
1,000,000	Alameda Corridor Transportation Auth. 5.00%, 10/01/2029	1,062,550
205,000	Alameda County, Oakland, CA, Unified School Dist, GO, (AGM Insured) 4.00%, 08/01/2034	230,654
795,000	Bay Area Toll Auth 0.36%, 04/01/2056(1)	795,097
205,000	California Enterprise Dev Auth 5.00%, 08/01/2045	240,757
	California Municipal Finance Auth
180,000	4.00%, 05/15/2034	207,492
600,000	4.00%, 05/15/2037	688,077
245,000	California Public Finance Auth 2.38%, 11/15/2028(2)	245,940
835,000	California State University 0.55%, 11/01/2049(1)	800,855
1,500,000	California State, GO Taxable 0.04%, 05/01/2040(1)	1,500,000
185,000	Cathedral City, CA, Redev Agency Successor Agency 4.00%, 08/01/2032	211,170
	City of Fontana, CA, Special Tax
500,000	4.00%, 09/01/2041	550,921
450,000	4.00%, 09/01/2046	492,370
525,000	4.00%, 09/01/2051	573,284
1,000,000	City of Los Angeles, CA, Department of Airports 4.00%, 05/15/2035	1,158,227
110,000	Foothill-Eastern Transportation Corridor Agency, CA 5.00%, 01/15/2030	132,931
150,000	Fresno, CA, Unified School Dist, GO 0.01%, 08/01/2032(3)	110,825
4,600,000	Golden State Tobacco Securitization Corp. 0.00%, 06/01/2066(3)	731,831
500,000	Golden State Tobacco Securitization Corp., CA 5.00%, 06/01/2032	605,626
	Los Angeles Department of Water & Power
5,000,000	0.07%, 07/01/2050(1)	5,000,000
2,000,000	5.00%, 07/01/2025	2,252,276
100,000	Romoland, CA, School Dist Special Tax 5.00%, 09/01/2043	111,744
5,000,000	San Diego County Regional Transportation Commission 0.04%, 04/01/2038(1)	5,000,000
510,000	San Joaquin Hills Transportation Corridor Agcy. 4.00%, 01/15/2034	589,808
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 94.9% - (continued)
	California - 9.7% - (continued)
	San Joaquin Hills, CA, Transportation Corridor Agency, (NATL Insured)
$ 80,000	0.00%, 01/15/2026(3)	$ 74,875
215,000	0.00%, 01/15/2032(3)	167,514
70,000	0.00%, 01/15/2035(3)	49,711
185,000	State of California, GO 4.00%, 11/01/2041	200,796
1,070,000	Tobacco Securitization Auth of Northern California 0.00%, 06/01/2060(3)	228,383
		24,013,714
	Colorado - 2.2%
	Colorado Health Facs Auth Rev
105,000	4.00%, 12/01/2040	117,819
835,000	5.00%, 08/01/2044	981,901
985,000	Colorado Housing and Finance Auth, (GNMA Insured) 3.00%, 05/01/2051	1,032,083
160,000	Denver, CO, Convention Center Hotel Auth 5.00%, 12/01/2031	180,978
365,000	E-470 Public Highway, CO, Auth Rev 0.38%, 09/01/2039, 1 mo. USD SOFR + 0.350%(4)	364,659
1,030,000	Park Creek, CO, Metropolitan Dist Rev 5.00%, 12/01/2029	1,238,196
	Regional Transportation Dist
400,000	5.00%, 07/15/2029	484,815
500,000	5.00%, 01/15/2030	611,599
100,000	5.00%, 07/15/2032	123,850
195,000	University of Colorado 2.00%, 06/01/2051(1)	198,100
		5,334,000
	Connecticut - 1.7%
100,000	City of Bridgeport, CT, GO, (BAM Insured) 5.00%, 07/15/2034	119,289
735,000	Connecticut Housing Finance Auth Rev, (GNMA/FNMA/FHLMC Insured) 4.25%, 05/15/2042	787,534
	Connecticut State Health & Educational Facs Auth
1,060,000	1.10%, 07/01/2049(1)(5)	1,060,000
320,000	5.00%, 07/01/2026	360,091
70,000	5.00%, 07/01/2031	86,045
	State of Connecticut, GO
845,000	3.00%, 06/01/2038	880,972
380,000	5.00%, 11/15/2025	432,906
500,000	5.00%, 04/15/2029	586,609
		4,313,446
	Delaware - 0.1%
200,000	Delaware River & Bay Auth. 5.00%, 01/01/2037	254,331
	District of Columbia - 0.3%
	Dist of Columbia Rev
250,000	5.00%, 07/01/2037	265,558
455,000	5.00%, 07/01/2042	481,128
		746,686
	Florida - 6.0%
270,000	Broward County, FL, Airport System Rev 4.00%, 10/01/2044	294,146
185,000	Capital Projects, FL, Finance Auth 5.00%, 10/01/2027	213,503
125,000	City of Atlantic Beach, FL, Health Care Facs Auth 5.00%, 11/15/2043	139,291
400,000	City of Pompano Beach FL 2.00%, 01/01/2029	383,641

The accompanying notes are an integral part of these financial statements.
28

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 94.9% - (continued)
	Florida - 6.0% - (continued)
$ 5,555,000	City of West Palm Beach, FL, Utility System Rev, (AGC Insured) 0.06%, 10/01/2038(1)	$ 5,555,000
365,000	Escambia County, FL, Health Facs Auth Rev 4.00%, 08/15/2050	393,452
1,000,000	Greater Orlando, FL, Aviation Auth 5.00%, 10/01/2037	1,162,194
	Orange County, FL, Convention Center/Orlando
680,000	5.00%, 10/01/2024	747,064
1,005,000	5.00%, 10/01/2027	1,188,808
950,000	Orlando, FL, Utilities Commission 1.25%, 10/01/2046(1)	937,442
720,000	Palm Beach County, FL, Health Facs Auth 2.63%, 06/01/2025	723,534
	Polk County, FL, Industrial Dev Auth
580,000	5.00%, 01/01/2029	644,683
190,000	5.00%, 01/01/2055	205,302
35,000	Putnam County, FL, Dev Auth 5.00%, 03/15/2042	40,765
500,000	Seminole County, FL, Industrial Dev Auth 3.75%, 11/15/2025	500,357
445,000	St. Louis County, MO, Industrial Dev Auth 4.00%, 12/15/2046	461,825
160,000	Village Community Dev. Dist. No. 13 2.55%, 05/01/2031	156,629
750,000	Wildwood Utility Dependent Dist. 5.00%, 10/01/2032	940,860
		14,688,496
	Georgia - 2.0%
100,000	Appling County, GA, Dev Auth Rev 1.50%, 01/01/2038(1)	100,865
	Burke County, GA, Dev Auth Rev
400,000	1.50%, 01/01/2040(1)	402,714
1,730,000	1.55%, 12/01/2049(1)	1,739,068
200,000	3.00%, 11/01/2045(1)	204,106
200,000	Main Street, GA, Natural Gas, Inc. 5.50%, 09/15/2023	214,159
	Municipal Electric Auth, GA, (AGM Insured)
840,000	4.00%, 01/01/2041	942,224
1,000,000	5.00%, 01/01/2028	1,145,593
215,000	5.00%, 01/01/2056	252,777
		5,001,506
	Hawaii - 0.0%
100,000	State of Hawaii Airports System Rev 5.00%, 07/01/2031	118,280
	Idaho - 0.4%
820,000	Idaho Health Facs Auth 4.00%, 03/01/2046	925,962
	Illinois - 10.1%
380,000	Chicago Board of Education GO 4.00%, 12/01/2047(5)	400,203
	Chicago, IL, Board of Education, GO, (NATL Insured)
105,000	0.00%, 12/01/2023(3)	102,176
110,000	0.00%, 12/01/2026(3)	99,867
250,000	5.00%, 12/01/2024	273,763
500,000	5.00%, 12/01/2028	584,055
350,000	5.00%, 12/01/2032	411,956
250,000	5.00%, 04/01/2033	286,718
170,000	5.00%, 12/01/2033	199,365
420,000	5.00%, 12/01/2034	491,707
400,000	5.00%, 12/01/2046	449,588
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 94.9% - (continued)
	Illinois - 10.1% - (continued)
	Chicago, IL, O'Hare International Airport
$ 370,000	5.00%, 01/01/2031	$ 455,027
630,000	5.00%, 01/01/2032	772,764
	Chicago, IL, Transit Auth
445,000	5.00%, 06/01/2024	483,348
275,000	5.00%, 12/01/2045	329,953
	City of Chicago, IL, GO, (NATL Insured)
500,000	0.00%, 01/01/2026(3)	463,829
400,000	5.00%, 01/01/2024	426,891
	City of Chicago, IL, Wastewater Transmission Rev
90,000	5.00%, 01/01/2027	96,252
90,000	5.50%, 01/01/2030	106,488
1,385,000	City of Granite, IL, Rev 1.25%, 05/01/2027	1,360,000
265,000	Cook County, IL, GO 5.00%, 11/15/2032	325,875
335,000	County of Cook, IL, Sales Tax Rev 5.00%, 11/15/2030	418,792
	Illinois Housing Dev Auth
1,155,000	1.90%, 08/01/2023	1,166,148
25,000	4.00%, 02/01/2035	25,369
	Illinois State Finance Auth Rev
235,000	5.00%, 08/15/2033	293,311
150,000	5.00%, 11/15/2045	167,575
305,000	5.00%, 05/15/2050(1)	331,041
320,000	Illinois State Toll Highway Auth, Taxable Rev 4.00%, 01/01/2040	368,006
935,000	Illinois State Toll Highway Auth. 4.00%, 01/01/2039	1,080,935
620,000	Kane County, IL, School Dist No. 131 Aurora East Side, GO, (AGM Insured) 5.00%, 12/01/2025	699,257
100,000	Kane McHenry Cook & DeKalb Counties, IL, Unified School Dist No. 300, GO 5.00%, 01/01/2032	116,173
	Kendall Kane & Will Counties, IL, Unified School Dist, GO, (AGM Insured)
150,000	0.00%, 02/01/2027(3)	137,740
515,000	5.00%, 02/01/2025	569,178
	Metropolitan Pier & Exposition Auth, IL, (NATL Insured)
205,000	0.00%, 12/15/2025(3)	189,418
595,000	4.00%, 12/15/2042(5)	643,561
150,000	Railsplitter, IL, Tobacco Settlement Auth 5.00%, 06/01/2022	152,224
	Regional Transportation, IL, Auth Rev
150,000	5.00%, 06/01/2024	163,503
1,000,000	6.00%, 07/01/2024	1,064,625
	Sales Tax Securitization Corp., IL Rev
240,000	5.00%, 01/01/2026	273,304
500,000	5.00%, 01/01/2029	586,840
550,000	5.00%, 01/01/2030	670,522
985,000	5.00%, 01/01/2037	1,146,640
	State of Illinois, GO
450,000	5.00%, 12/01/2024	494,967
1,000,000	5.00%, 11/01/2025	1,121,710
300,000	5.00%, 11/01/2027	347,070
535,000	5.00%, 03/01/2029	631,156
480,000	5.00%, 10/01/2031	576,578
465,000	5.00%, 12/01/2034	531,690
325,000	5.00%, 03/01/2046	383,298
750,000	5.25%, 12/01/2030	871,791

The accompanying notes are an integral part of these financial statements.
29

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 94.9% - (continued)
	Illinois - 10.1% - (continued)
	State of Illinois, Sales Tax Rev
$ 1,250,000	5.00%, 06/15/2022	$ 1,270,986
115,000	5.00%, 06/15/2027	130,740
100,000	Village of Bolingbrook, IL, GO, (AGM Insured) 5.00%, 01/01/2028	118,290
		24,862,263
	Indiana - 1.1%
275,645	City of Evansville, IN, Rev, (FNMA Insured) 3.00%, 06/01/2034	284,116
	Crown Point Multi School Building Corp.
1,250,000	5.00%, 01/15/2028	1,491,465
195,000	5.00%, 01/15/2029	237,368
595,000	Indiana Housing & Community Dev Auth Rev, (GNMA/FNMA/FHLMC Insured) 3.00%, 07/01/2052(5)	630,688
		2,643,637
	Iowa - 1.1%
400,000	Iowa Student Loan Liquidity Corp. 5.00%, 12/01/2022	414,063
	State of Iowa, Finance Auth Rev
830,000	5.00%, 12/01/2023	887,002
350,000	5.00%, 12/01/2025	391,968
575,000	5.00%, 02/15/2027	674,155
355,000	State of Iowa, Tobacco Settlement Auth 4.00%, 06/01/2049	386,408
		2,753,596
	Kentucky - 0.1%
110,000	Kentucky Bond Dev Corp. 5.00%, 09/01/2023	116,767
100,000	Kentucky Public Energy Auth 4.00%, 01/01/2049(1)	106,341
		223,108
	Louisiana - 0.4%
325,000	East Baton Rouge, LA, Sewerage Commission 1.30%, 02/01/2041(1)	322,238
305,000	Parish of St. John the Baptist, LA 2.38%, 06/01/2037(1)	314,769
265,000	Regional Transportation Auth, LA, Sales Tax Rev, (AGM Insured) 5.00%, 01/01/2027	311,426
		948,433
	Maine - 0.1%
275,000	Maine Health & Higher Educational Facs Auth, (AGM Insured) 4.00%, 07/01/2035	321,044
	Maryland - 0.3%
775,000	Maryland Community Dev Administration 3.00%, 09/01/2051	815,412
	Massachusetts - 3.2%
1,230,000	Massachusetts Clean Water Trust 5.00%, 02/01/2024	1,328,111
	Massachusetts Dev Finance Agency, Rev
405,000	0.66%, 07/01/2049(1)(2)	404,779
120,000	5.00%, 07/15/2023(2)	125,793
130,000	5.00%, 07/15/2024(2)	139,544
1,000,000	5.00%, 07/01/2025	1,124,351
675,000	5.00%, 07/01/2031	790,273
675,000	5.00%, 07/01/2034	792,840
350,000	5.00%, 07/01/2044	388,762
100,000	5.00%, 07/01/2048	117,647
380,000	5.00%, 10/01/2057(2)	407,746
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 94.9% - (continued)
	Massachusetts - 3.2% - (continued)
	Massachusetts Educational Financing Auth
$ 600,000	5.00%, 07/01/2024	$ 646,532
1,000,000	5.00%, 01/01/2025	1,090,314
100,000	5.00%, 07/01/2026	112,844
110,000	5.00%, 07/01/2027	126,644
215,000	Massachusetts Housing Finance Agency 3.00%, 12/01/2050	225,346
		7,821,526
	Michigan - 1.7%
345,000	City of Detroit, MI, GO, 5.00%, 04/01/2022	347,159
	Delton Kellogg Schools, MI, GO, (Q-SBLF Insured)
605,000	5.00%, 05/01/2029	745,345
625,000	5.00%, 05/01/2030	785,067
	Michigan State Housing Dev Auth
880,000	4.25%, 06/01/2049	944,920
530,000	4.25%, 12/01/2049	571,179
275,000	New Haven, MI, Community Schools, GO, (Q-SBLF Insured) 5.00%, 05/01/2032	339,231
500,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2025	563,122
		4,296,023
	Minnesota - 1.1%
	Duluth, MN, Independent School Dist No. 709, (SCP Insured)
750,000	5.00%, 02/01/2022	750,000
575,000	5.00%, 02/01/2025	633,173
395,629	Freddie Mac Multifamily, MN, Certificates 2.54%, 06/25/2037	394,604
750,000	Minnesota Higher Education Facs Auth 3.00%, 10/01/2038	797,341
200,000	St. Francis, MN, Independent School Dist No. 15, GO, (SCP Insured) 4.00%, 02/01/2030	205,523
		2,780,641
	Mississippi - 0.5%
1,000,000	State of Mississippi 5.00%, 10/15/2029	1,204,781
	Missouri - 2.3%
400,000	City of St. Louis, MO, Airport Rev 5.00%, 07/01/2031	480,057
510,000	Kansas City, MO, Industrial Dev Auth 5.00%, 03/01/2032	608,849
500,000	Kirkwood, MO, Industrial Dev Auth Retirement Community 5.25%, 05/15/2042	536,376
500,000	Missouri Housing Dev Commission, (GNMA/FNMA/FHLMC Insured) 3.25%, 11/01/2052	531,434
	Missouri Housing Dev Commission Rev, (GNMA/FNMA/FHLMC Insured)
1,965,000	3.25%, 05/01/2051	2,073,714
675,000	3.50%, 11/01/2050	719,525
650,000	St. Louis County, MO, Industrial Dev Auth 5.00%, 09/01/2028	732,533
		5,682,488
	Nebraska - 1.4%
	Nebraska Investment Finance Auth Rev, (GNMA/FNMA/FHLMC Insured)
2,095,000	3.00%, 09/01/2050	2,197,958

The accompanying notes are an integral part of these financial statements.
30

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 94.9% - (continued)
	Nebraska - 1.4% - (continued)
$ 865,000	3.00%, 03/01/2052	$ 914,463
300,000	Washington County, NE, Rev 0.90%, 09/01/2030(1)	295,988
		3,408,409
	Nevada - 2.4%
270,000	City of North Las Vegas, NV 4.50%, 06/01/2039	294,549
280,000	City of Reno, NV, Sales Tax Rev, (AGM Insured) 5.00%, 06/01/2033	326,495
120,000	City of Sparks, NV 2.50%, 06/15/2024(2)	120,891
2,255,000	Clark County, NV, School Dist, GO 5.00%, 06/15/2026	2,598,362
250,000	County of Clark, NV, Passenger Facs Charge Rev 5.00%, 07/01/2028	301,145
	Las Vegas, NV, New Convention Center Auth Rev
200,000	5.00%, 07/01/2029	215,116
500,000	5.00%, 07/01/2034	602,209
1,380,000	Nevada Housing Division, (GNMA/FNMA/FHLMC Collateral Insured) 3.00%, 04/01/2051	1,447,000
		5,905,767
	New Hampshire - 0.2%
80,000	New Hampshire Business Finance Auth 4.00%, 01/01/2041	85,531
215,000	New Hampshire Health and Education Facs Auth Act Rev 5.00%, 08/01/2059	314,507
		400,038
	New Jersey - 2.4%
	New Jersey Economic Dev Auth
400,000	5.00%, 06/15/2022	406,299
515,000	5.00%, 06/15/2023	542,602
430,000	New Jersey Higher Education Student Assistance Auth 5.00%, 12/01/2025	484,114
	New Jersey Transportation Trust Fund Auth
125,000	5.00%, 12/15/2023	133,734
760,000	5.00%, 06/15/2031	938,707
	New Jersey Turnpike Auth Rev
250,000	4.00%, 01/01/2033	282,504
295,000	4.00%, 01/01/2042	338,119
325,000	Newark Board of Education 5.00%, 07/15/2027	381,218
295,000	Newark Board of Education, GO 5.00%, 07/15/2024	320,734
	State of New Jersey, GO
340,000	5.00%, 06/01/2026	389,368
1,000,000	5.00%, 06/01/2027	1,115,139
	Tobacco Settlement Financing Corp., NJ
340,000	5.00%, 06/01/2024	369,264
250,000	5.00%, 06/01/2029	298,513
		6,000,315
	New Mexico - 0.4%
155,000	City of Santa Fe, NM, Rev 5.00%, 05/15/2049	170,011
	New Mexico Mortgage Finance Auth, (GNMA/FNMA/FHLMC Insured)
660,000	3.00%, 03/01/2053(5)	694,464
70,000	4.00%, 01/01/2049	74,626
		939,101
	New York - 12.8%
540,000	Brookhaven, NY, Local Dev Corp. 1.63%, 11/01/2025	534,648
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 94.9% - (continued)
	New York - 12.8% - (continued)
	City of New York, NY, GO
$ 1,675,000	0.06%, 08/01/2044(1)	$ 1,675,000
465,000	5.00%, 08/01/2026	537,167
500,000	5.00%, 08/01/2028	601,434
	City of New York, NY, Rev
185,000	4.00%, 11/01/2035	213,259
580,000	4.00%, 11/01/2036	668,167
205,000	Huntington, NY, Local Dev Corp. 3.00%, 07/01/2025	203,288
500,000	Long Island, NY, Power Auth Rev 0.85%, 09/01/2050(1)	486,428
	Metropolitan Transportation Auth, NY, Rev
1,555,000	5.00%, 03/01/2022	1,560,655
195,000	5.00%, 11/15/2033	233,635
1,000,000	5.00%, 11/15/2045(1)	1,213,127
575,000	5.00%, 11/15/2052	659,865
670,000	New York City Industrial Dev Agency 3.00%, 01/01/2033	702,024
	New York City Transitional Finance Auth, Future Tax Secured Rev
2,000,000	4.00%, 02/01/2038(5)	2,302,938
665,000	5.00%, 02/01/2035	832,197
2,000,000	New York City Water & Sewer System 3.00%, 06/15/2040	2,071,170
	New York City, NY, Industrial Dev Agency (AGM Insured)
1,350,000	5.00%, 07/01/2022	1,371,498
120,000	5.00%, 03/01/2030	148,516
	New York City, NY, Transitional Finance Auth, Future Tax Secured Rev
500,000	4.00%, 05/01/2035	576,655
465,000	5.00%, 11/01/2032	585,781
	New York Liberty Dev Corp.
450,000	0.95%, 11/15/2027	428,582
405,000	3.00%, 02/15/2042	411,194
725,000	5.00%, 11/15/2044(2)	779,137
	New York State Dormitory Auth Rev
2,000,000	3.00%, 03/15/2041	2,038,816
2,250,000	5.00%, 03/15/2036	2,426,767
	New York State Urban Dev Corp. Rev
585,000	5.00%, 03/15/2023	613,227
1,000,000	5.00%, 03/15/2037	1,238,207
1,000,000	5.00%, 03/15/2038	1,235,016
	New York Transportation Dev Corp. Rev
130,000	5.00%, 12/01/2024	142,052
195,000	5.00%, 12/01/2031	235,316
	Port Auth of New York & New Jersey Rev
185,000	4.00%, 07/15/2040	210,755
700,000	5.00%, 11/01/2038	838,571
2,300,000	Sales Tax Asset Receivable Corp., NY 4.00%, 10/15/2032	2,479,346
390,000	Syracuse, NY, Industrial Dev Agency 5.00%, 01/01/2031	362,771
1,050,000	Westchester City, NY, Local Dev 3.20%, 07/01/2028(2)	1,043,342
		31,660,551
	North Carolina - 1.9%
	North Carolina Medical Care Commission Retirement Finance Auth Rev, First Mortgage Galloway Ridge
545,000	2.88%, 10/01/2026	545,474
255,000	4.00%, 01/01/2025	265,024

The accompanying notes are an integral part of these financial statements.
31

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 94.9% - (continued)
	North Carolina - 1.9% - (continued)
$ 715,000	4.00%, 09/01/2046	$ 791,425
700,000	4.00%, 09/01/2051	772,569
395,000	North Carolina Medical Care Commission Retirement Finance Auth Rev, First Mortgage Lutheran Retirement Ministries of Alamance County 5.00%, 01/01/2038	441,237
	North Carolina Medical Care Commission Rev
145,000	5.00%, 01/01/2039	159,378
210,000	5.00%, 01/01/2044	232,493
1,500,000	University of North Carolina at Chapel Hill 0.19%, 12/01/2041, 1 mo. USD LIBOR + 0.125%(4)	1,499,473
		4,707,073
	North Dakota - 0.3%
680,000	North Dakota Housing Finance Agency 3.00%, 07/01/2052	714,640
	Ohio - 1.9%
250,000	Allen County, OH, Hospital Facs Rev 5.00%, 12/01/2029	309,060
	American Municipal Power Inc
1,000,000	4.00%, 02/15/2036	1,151,673
1,000,000	4.00%, 02/15/2037	1,150,306
1,270,000	Buckeye, OH, Tobacco Settlement Finance Auth 5.00%, 06/01/2055	1,395,970
100,000	Cleveland, OH, Department of Public Utilities, (AGM Insured) 5.00%, 11/15/2030	119,030
600,000	Southern Ohio Port Auth Rev 6.50%, 12/01/2030(2)	675,850
		4,801,889
	Oklahoma - 0.4%
	Oklahoma Dev Finance Auth
905,000	1.63%, 07/06/2023	906,658
30,000	5.25%, 08/15/2048	35,643
30,000	5.50%, 08/15/2057	35,974
		978,275
	Oregon - 0.9%
30,000	Benton & Linn Counties, OR, Consolidated School Dist No. 509J & 509A Corvallis, GO, (School Board Guaranty Insured) 5.00%, 06/15/2038	36,081
20,000	Marion County, OR, School Dist No. 15 North Marion, GO, (School Bond Guaranty Insured) 0.00%, 06/15/2037(3)	11,739
115,000	Multnomah & Clackamas Counties, OR, School Dist No. 10 JT Gresham-Barlow, GO, (School Board Guaranty Insured) 0.00%, 06/15/2038(3)	69,317
270,000	Port of Portland, OR, Airport Rev 5.00%, 07/01/2029	325,372
	Salem Hospital Facs Auth, OR Rev
40,000	5.00%, 05/15/2038	44,810
30,000	5.00%, 05/15/2048	33,296
150,000	Salem-Keizer, OR, School Dist No. 24J, GO, (School Bond Guaranty Insured) 5.00%, 06/15/2023	158,632
	State of Oregon Housing & Community Services Department
75,000	4.50%, 01/01/2049	79,929
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 94.9% - (continued)
	Oregon - 0.9% - (continued)
$ 1,085,000	4.50%, 07/01/2049	$ 1,161,551
115,000	State of Oregon, GO 4.00%, 12/01/2048	121,371
100,000	Washington Clackamas & Yamhill Counties, OR, School Dist No. 88J, GO, (School Bond Guaranty Insured) 0.00%, 06/15/2034(3)	70,057
		2,112,155
	Pennsylvania - 3.2%
135,000	Armstrong, PA, School Dist, GO, (BAM State Aid Withholding Insured) 4.00%, 03/15/2035	154,348
565,000	City of Philadelphia, PA, GO 5.00%, 02/01/2035	690,786
100,000	Commonwealth Finance Auth, PA 5.00%, 06/01/2027	117,663
590,000	Erie, PA, City School Dist, GO, (AGM State Aid Withholding Insured) 5.00%, 04/01/2028	699,466
345,000	Lancaster Industrial, PA, Dev Auth 4.00%, 07/01/2056	358,457
	Montgomery County, PA, Industrial Dev Auth Rev
230,000	5.00%, 12/01/2030	252,660
240,000	5.00%, 12/01/2044	269,744
100,000	5.00%, 12/01/2046	107,514
250,000	Pennsylvania Higher Educational Facilities Auth 5.00%, 05/01/2025	278,306
750,000	Pennsylvania Higher Educational Facilities Auth. 5.00%, 05/01/2037	876,890
835,000	Pennsylvania Housing Finance Agency 4.00%, 10/01/2038	865,388
	Pennsylvania Turnpike Commission Rev
150,000	5.00%, 12/01/2030	178,240
95,000	5.00%, 12/01/2037	98,478
	Philadelphia, PA, School Dist, GO, (State Aid Withholding Insured)
540,000	5.00%, 09/01/2032	661,981
1,410,000	5.00%, 09/01/2032	1,774,483
15,000	Pittsburgh, PA, Water & Sewer Auth, (AGM Insured) 5.00%, 09/01/2034	18,433
375,000	Wilkes-Barre Area, PA, School Dist, GO, (BAM State Aid Withholding Insured) 5.00%, 04/15/2059	445,920
		7,848,757
	Puerto Rico - 0.4%
	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev
250,000	0.00%, 07/01/2024(3)	237,705
625,000	5.00%, 07/01/2058	694,704
		932,409
	Rhode Island - 0.9%
225,000	City of Cranston RI, GO, 1.00%, 08/23/2022	225,384
445,000	Rhode Island Commerce Corp. Rev 5.00%, 05/15/2026	513,843
	Rhode Island Student Loan Auth
400,000	5.00%, 12/01/2027	465,138
765,000	5.00%, 12/01/2028	906,257
		2,110,622
	South Carolina - 1.5%
580,000	Piedmont Municipal Power Agcy. 5.00%, 01/01/2025	642,148
390,000	SCAGO Educational Facs Corp. for Pickens School Dist, SC 5.00%, 12/01/2029	435,562

The accompanying notes are an integral part of these financial statements.
32

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 94.9% - (continued)
	South Carolina - 1.5% - (continued)
$ 1,000,000	South Carolina Port Auth 5.00%, 07/01/2033	$ 1,186,076
	South Carolina State Public Service Auth
500,000	4.00%, 12/01/2034	572,852
175,000	5.00%, 12/01/2025	199,121
500,000	5.00%, 12/01/2034	568,156
125,000	5.00%, 12/01/2050	143,973
		3,747,888
	South Dakota - 1.7%
	South Dakota Housing Dev Auth Rev, (GNMA/FNMA/FHLMC Insured)
1,325,000	3.00%, 11/01/2051	1,385,691
760,000	4.50%, 11/01/2048	820,832
1,785,000	South Dakota State Educational Enhancement Funding Corp. 5.00%, 06/01/2026	1,883,847
		4,090,370
	Tennessee - 1.4%
110,000	Chattanooga, TN, Health Educational & Housing Facs Board Rev 5.00%, 08/01/2044	129,352
1,175,000	Metropolitan Gov't Nashville & Davidson County Health & Educational Facs Bd 5.00%, 07/01/2031	1,460,016
	Tennessee Energy Acquisition Corp.
500,000	5.00%, 02/01/2022	500,000
300,000	5.00%, 02/01/2023	311,860
295,000	5.00%, 02/01/2025	324,845
470,000	5.00%, 02/01/2027	537,130
110,000	Tennessee Housing Dev Agency 4.00%, 01/01/2049	117,107
		3,380,310
	Texas - 6.4%
600,000	Allen, TX, Independent School Dist, GO, (PSF-GTD Insured) 5.00%, 02/15/2029	736,893
160,000	Austin Bergstrom Landhost Ente Ausapt 5.00%, 10/01/2029	180,945
500,000	Brazos Higher Education Auth, Inc. 5.00%, 04/01/2025	544,138
505,000	Central Texas Regional Mobility Auth 4.00%, 01/01/2036	578,541
	City of Dallas TX Hotel Occupancy Tax Rev.
425,000	4.00%, 08/15/2033	463,841
100,000	4.00%, 08/15/2034	109,003
1,135,000	City of Houston TX Combined Utility System Rev, (AGM Insured) 0.00%, 12/01/2024(3)	1,092,763
750,000	City of Houston, TX, Hotel Occupancy Tax & Special, (AGM-CR AMBAC Insured) 0.00%, 09/01/2025(3)	702,803
425,000	City of Houston, TX, Hotel Occupancy Tax & Special Rev 4.00%, 09/01/2026	472,230
555,000	City of San Antonio, TX, Electric & Gas Systems Rev 1.75%, 02/01/2049(1)	565,150
425,000	Clear Creek, TX, Independent School Dist, GO, (PSF-GTD Insured) 0.28%, 02/15/2038(1)	415,883
215,000	Dallas-Fort Worth, TX, International Airport Rev 5.00%, 11/01/2022	222,218
600,000	Harris County - Houston, TX, Sports Auth 5.00%, 11/15/2033	651,481
1,880,000	Harris County, TX, Cultural Education Facs Finance Corp. 3.00%, 10/01/2051	1,856,904
400,000	Hidalgo Cnty. Regional Mobility Auth. 5.00%, 12/01/2030(5)	482,821
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 94.9% - (continued)
	Texas - 6.4% - (continued)
$ 100,000	Kerrville, TX, Health Facs Dev Corp. 5.00%, 08/15/2024	$ 108,990
	New Hope, TX, Cultural Education Facs Finance Corp.
250,000	4.00%, 11/01/2055	271,507
500,000	5.00%, 11/01/2046	529,607
2,000,000	San Antonio Water System 1.00%, 05/01/2043(1)	1,950,346
1,000,000	Texas Municipal Gas Acquisition & Supply Corp. III Rev 5.00%, 12/15/2032	1,249,521
200,000	Texas Transportation Commission 0.00%, 08/01/2038(3)	106,542
2,000,000	Texas Transportation Commission State Highway Fund 0.43%, 04/01/2025	1,923,919
	Uptown Dev Auth
220,000	4.00%, 09/01/2032	251,000
250,000	4.00%, 09/01/2035	284,085
		15,751,131
	Utah - 2.1%
	Salt Lake City, UT, Corp. Airport Rev
1,500,000	4.00%, 07/01/2038	1,689,582
1,000,000	5.00%, 07/01/2029	1,181,799
590,000	Salt Lake County, UT, Rev, (AMBAC Insured) 5.13%, 02/15/2033	651,569
1,250,000	Utah Transit Auth, (AGM Insured) 5.25%, 06/15/2029	1,541,122
		5,064,072
	Virginia - 0.9%
	Virginia Small Business Financing Auth.
1,000,000	4.00%, 01/01/2033(5)	1,098,528
1,100,000	4.00%, 07/01/2034(5)	1,200,102
		2,298,630
	Washington - 1.4%
	Port of Seattle, WA, Rev
1,500,000	4.00%, 08/01/2040	1,705,613
1,000,000	5.00%, 05/01/2033	1,152,589
500,000	Washington State Housing Finance Commission 5.00%, 01/01/2031(2)	532,362
		3,390,564
	West Virginia - 0.4%
500,000	West Virginia Parkways Auth 5.00%, 06/01/2030	628,157
390,000	West Virginia State Economic Dev Auth 2.55%, 03/01/2040(1)	401,388
		1,029,545
	Wisconsin - 3.3%
	Public Finance Auth, WI, (AGM Insured)
170,000	4.00%, 07/01/2050	184,862
90,000	5.00%, 09/01/2025(2)	95,092
1,000,000	5.00%, 07/01/2036	1,173,116
225,000	5.00%, 07/01/2036	277,364
100,000	5.00%, 07/01/2037	123,187
485,000	5.00%, 07/01/2038	596,319
750,000	5.00%, 10/01/2043(2)	811,406
465,000	5.00%, 10/01/2044	549,158
505,000	Public Finance Auth. 4.00%, 10/01/2041	555,811
	Univ. of Wisconsin Hospitals & Clinics
310,000	4.00%, 04/01/2035	363,543
220,000	4.00%, 04/01/2039	255,844
120,000	Wisconsin Center Dist, WI, (AGM Insured) 0.00%, 12/15/2029(3)	98,766

The accompanying notes are an integral part of these financial statements.
33

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 94.9% - (continued)
	Wisconsin - 3.3% - (continued)
	Wisconsin Health & Educational Facs Auth Rev
$ 845,000	0.24%, 08/15/2054(1)		$ 845,000
595,000	4.00%, 08/15/2046		658,589
500,000	4.00%, 01/01/2057		513,307
840,000	5.00%, 11/01/2039		921,455
200,000	Wisconsin Housing & Economic Dev Auth 0.50%, 11/01/2050(1)		195,777
			8,218,596
	Total Municipal Bonds (cost $233,765,408)		$ 233,855,081
SHORT-TERM INVESTMENTS - 6.1%
	Repurchase Agreements - 6.1%
15,134,560	Fixed Income Clearing Corp. Repurchase Agreement dated 01/31/2022 at 0.020%, due on 02/01/2022 with a maturity value of $15,134,568; collateralized by U.S. Treasury Note at 1.000%, maturing 07/31/2028, with a market value of $15,437,252		$ 15,134,560
	Total Short-Term Investments (cost $15,134,560)		$ 15,134,560
	Total Investments (cost $248,899,968)	101.0%	$ 248,989,641
	Other Assets and Liabilities	(1.0)%	(2,417,474)
	Total Net Assets	100.0%	$ 246,572,167
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At January 31, 2022, the aggregate value of these securities was $5,381,882, representing 2.2% of net assets.
(3)	Security is a zero-coupon bond.
(4)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2022. Base lending rates may be subject to a floor or cap.
(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $8,703,164 at January 31, 2022.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$ 233,855,081	$ —	$ 233,855,081	$ —
Short-Term Investments	15,134,560	—	15,134,560	—
Total	$ 248,989,641	$ —	$ 248,989,641	$ —

(1)	For the six-month period ended January 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
34

Hartford Schroders Commodity Strategy ETF (Consolidated)
Schedule of Investments
January 31, 2022 (Unaudited)

Shares or Principal Amount			Market Value†
COMMON STOCKS - 0.5%
	Energy - 0.5%
9,000	BP plc		$ 46,223
1,800	Coterra Energy, Inc.		39,420
1,200	Helmerich & Payne, Inc.		34,440
3,300	Repsol S.A.		41,587
2,104	Shell plc		53,256
			214,926
	Materials - 0.0%
878	Aclara Resources, Inc.*		863
	Total Common Stocks (cost $207,278)		$ 215,789
SHORT-TERM INVESTMENTS - 89.5%
	Other Investment Pools & Funds - 8.3%
6,936,615	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(1)		$ 3,842,948
	U.S. Treasury Securities - 81.2%
	U.S. Treasury Bills – 81.2%
$ 1,000,000	0.03%, 02/03/2022(2)		999,998
3,010,000	0.03%, 02/03/2022(2)		3,009,993
3,010,000	0.03%, 02/17/2022(2)		3,009,953
1,000,000	0.04%, 02/17/2022(2)		999,982
3,450,000	0.04%, 02/24/2022(2)		3,449,912
3,880,000	0.04%, 03/03/2022(2)		3,879,863
1,000,000	0.04%, 03/10/2022(2)		999,959
500,000	0.04%, 03/17/2022(2)		499,974
3,010,000	0.05%, 03/10/2022(2)		3,009,852
3,010,000	0.05%, 03/17/2022(2)		3,009,831
440,000	0.05%, 03/17/2022(2)		439,972
190,000	0.05%, 03/24/2022(2)		189,987
3,020,000	0.05%, 03/24/2022(2)		3,019,778
1,000,000	0.05%, 03/31/2022(2)		999,923
450,000	0.06%, 03/24/2022(2)		449,960
3,020,000	0.07%, 03/31/2022(2)		3,019,676
3,880,000	0.09%, 04/07/2022(2)		3,879,046
2,600,000	0.14%, 04/14/2022(2)		2,599,285
			37,466,944
	Total Short-Term Investments (cost $41,310,201)		$ 41,309,892
	Total Investments (cost $41,517,479)	90.0%	$ 41,525,681
	Other Assets and Liabilities	10.0%	4,600,863
	Total Net Assets	100.0%	$ 46,126,544
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
The Consolidated Schedule of Investments includes investments held by Hartford Schroders Cayman Commodity Strategy Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of January 31, 2022, the Fund invested 16.7% of its total assets in the Subsidiary.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Current yield as of period end.
(2)	The rate shown represents current yield to maturity.

Futures Contracts Outstanding at January 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Brent Crude Oil Future	46	03/31/2022	$ 4,041,100	$ 203,714
Brent Crude Oil Future	5	10/31/2022	408,100	3,190
Coffee 'C' Future	13	03/21/2022	1,146,113	27,313
Copper Future	11	03/29/2022	1,189,237	(10,808)
Corn Future	76	03/14/2022	2,378,800	105,805
Cotton No. 2 Future	12	03/09/2022	765,420	85,085
Gasoline RBOB Future	12	02/28/2022	1,287,418	146,608
The accompanying notes are an integral part of these financial statements.
35

Hartford Schroders Commodity Strategy ETF (Consolidated)
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Futures Contracts Outstanding at January 31, 2022 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts – (continued):
Gold 100oz Future	19	04/27/2022	$ 3,413,160	$ (51,869)
KC Hard Red Winter Wheat Future	18	03/14/2022	703,125	814
Lean Hogs Future	6	04/14/2022	229,680	24,747
Live Cattle Future	3	04/29/2022	173,430	4,589
LME Copper Future	4	03/14/2022	953,400	(27,181)
LME Nickel Future	15	03/14/2022	2,032,920	58,702
LME Primary Aluminum Future	40	03/14/2022	3,029,000	148,919
LME Zinc Future	26	03/14/2022	2,344,225	59,375
Low Sulphur Gas Oil Future	18	03/10/2022	1,408,950	172,633
Natural Gas Future	94	02/24/2022	4,581,560	1,130,135
NY Harbor ULSD Future	11	02/28/2022	1,254,653	150,890
Silver Future	14	03/29/2022	1,567,510	(374)
Soybean Future	35	03/14/2022	2,608,375	213,163
Soybean Meal Future	12	03/14/2022	502,680	10,519
Soybean Oil Future	70	03/14/2022	2,722,440	243,166
Sugar No. 11 Future	102	02/28/2022	2,081,453	(42,149)
Wheat Future	44	03/14/2022	1,674,750	30,317
WTI Crude Future	40	02/22/2022	3,526,000	397,521
WTI Crude Future	6	11/21/2022	469,800	5,785
Total				$ 3,090,609
Short position contracts:
LME Copper Future	1	03/14/2022	$ 238,350	$ (1,786)
LME Primary Aluminum Future	3	03/14/2022	227,175	(2,595)
LME Zinc Future	3	03/14/2022	270,488	(5,578)
Total				$ (9,959)
Total futures contracts				$ 3,080,650
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Energy	$ 214,926	$ 214,926	$ —	$ —
Materials	863	863	—	—
Short-Term Investments	41,309,892	3,842,948	37,466,944	—
Futures Contracts(2)	3,222,990	3,222,990	—	—
Total	$ 44,748,671	$ 7,281,727	$ 37,466,944	$ —
Liabilities
Futures Contracts(2)	$ (142,340)	$ (142,340)	$ —	$ —
Total	$ (142,340)	$ (142,340)	$ —	$ —

(1)	For the period ended January 31, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
36

Hartford Schroders ESG US Equity ETF
Schedule of Investments
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7%
	Automobiles & Components - 0.7%
76	Tesla, Inc.*	$ 71,191
	Banks - 0.1%
34	JP Morgan Chase & Co.	5,052
	Capital Goods - 4.1%
684	3M Co.	113,558
1,078	Emerson Electric Co.	99,122
299	Lennox International, Inc.	84,802
1,216	Otis Worldwide Corp.	103,883
112	Toro Co.	10,817
		412,182
	Commercial & Professional Services - 1.0%
810	Republic Services, Inc.	103,405
	Consumer Services - 3.7%
178	Domino's Pizza, Inc.	80,928
316	McDonald's Corp.	81,986
1,075	Starbucks Corp.	105,694
826	Yum! Brands, Inc.	103,390
		371,998
	Diversified Financials - 5.7%
677	American Express Co.	121,738
123	Berkshire Hathaway, Inc. Class B*	38,501
885	Discover Financial Services	102,439
801	Evercore, Inc. Class A	99,981
268	Moody's Corp.	91,924
289	S&P Global, Inc.	119,999
		574,582
	Energy - 2.8%
2,271	Exxon Mobil Corp.	172,505
2,785	Schlumberger N.V.	108,810
		281,315
	Food & Staples Retailing - 4.0%
3,516	Albertsons Cos., Inc. Class A	98,975
303	Costco Wholesale Corp.	153,054
1,039	Walmart, Inc.	145,263
		397,292
	Food, Beverage & Tobacco - 4.8%
960	Archer-Daniels-Midland Co.	72,000
2,499	Coca-Cola Co.	152,464
524	Hershey Co.	103,265
878	PepsiCo., Inc.	152,350
		480,079
	Health Care Equipment & Services - 4.6%
1,079	Abbott Laboratories	137,530
168	Align Technology, Inc.*	83,153
49	Becton Dickinson and Co.	12,453
1,120	Cerner Corp.	102,144
304	CVS Health Corp.	32,379
161	IDEXX Laboratories, Inc.*	81,675
16	UnitedHealth Group, Inc.	7,561
		456,895
	Household & Personal Products - 0.2%
146	Clorox Co.	24,508
	Insurance - 3.6%
721	American Financial Group, Inc.	93,932
52	Aon plc Class A	14,375
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	Insurance - 3.6% - (continued)
687	Marsh & McLennan Cos., Inc.	$ 105,550
1,030	Progressive Corp.	111,920
313	Reinsurance Group of America, Inc.	35,942
		361,719
	Materials - 2.2%
50	Avery Dennison Corp.	10,271
1,546	Louisiana-Pacific Corp.	102,716
387	Sherwin-Williams Co.	110,880
		223,867
	Media & Entertainment - 9.5%
160	Alphabet, Inc. Class A*	432,971
6,021	Altice USA, Inc. Class A*	86,823
201	Charter Communications, Inc. Class A*	119,261
2,515	Comcast Corp. Class A	125,725
2,775	Interpublic Group of Cos., Inc.	98,623
283	Meta Platforms, Inc. Class A*	88,653
		952,056
	Pharmaceuticals, Biotechnology & Life Sciences - 12.0%
883	AbbVie, Inc.	120,874
530	Amgen, Inc.	120,384
1,866	Bristol-Myers Squibb Co.	121,085
477	CureVac N.V.*	9,211
415	Eli Lilly & Co.	101,837
1,600	Gilead Sciences, Inc.	109,888
1,182	Johnson & Johnson	203,647
1,613	Merck & Co., Inc.	131,427
719	Moderna, Inc.*	121,748
2,971	Pfizer, Inc.	156,542
		1,196,643
	Real Estate - 1.3%
145	American Tower Corp. REIT	36,467
124	Brixmor Property Group, Inc. REIT	3,145
50	Crown Castle International Corp. REIT	9,125
9	Digital Realty Trust, Inc. REIT	1,343
7	Equinix, Inc. REIT	5,074
77	Jones Lang LaSalle, Inc.*	19,311
108	Prologis, Inc. REIT	16,936
7	Public Storage REIT	2,510
54	SBA Communications Corp. REIT	17,574
143	Simon Property Group, Inc. REIT	21,050
		132,535
	Retailing - 8.0%
69	Amazon.com, Inc.*	206,412
11	AutoZone, Inc.*	21,850
777	Bath & Body Works, Inc.	43,566
481	Home Depot, Inc.	176,517
1,371	Kohl's Corp.	81,862
96	O'Reilly Automotive, Inc.*	62,568
878	Ross Stores, Inc.	85,825
1,624	TJX Cos., Inc.	116,879
		795,479
	Semiconductors & Semiconductor Equipment - 5.3%
188	Advanced Micro Devices, Inc.*	21,479
260	Broadcom, Inc.	152,329
2,504	Intel Corp.	122,245
131	NVIDIA Corp.	32,076

The accompanying notes are an integral part of these financial statements.
37

Hartford Schroders ESG US Equity ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	Semiconductors & Semiconductor Equipment - 5.3% - (continued)
780	QUALCOMM, Inc.	$ 137,093
357	Texas Instruments, Inc.	64,078
		529,300
	Software & Services - 13.0%
439	Accenture plc Class A	155,222
333	Atlassian Corp. plc Class A*	108,005
1,287	Cognizant Technology Solutions Corp. Class A	109,935
544	Concentrix Corp.	109,339
155	EPAM Systems, Inc.*	73,802
933	International Business Machines Corp.	124,621
1,994	Microsoft Corp.	620,094
		1,301,018
	Technology Hardware & Equipment - 9.9%
4,238	Apple, Inc.	740,718
2,743	Cisco Systems, Inc.	152,703
413	Motorola Solutions, Inc.	95,791
		989,212
	Transportation - 2.1%
1,121	Ryder System, Inc.	82,046
649	United Parcel Service, Inc. Class B	131,234
		213,280
	Utilities - 1.1%
651	American Water Works Co., Inc.	104,681
	Total Common Stocks (cost $9,993,313)	$ 9,978,289
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.3%
	Other Investment Pools & Funds - 0.3%
31,927	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(1)		$ 31,927
	Total Short-Term Investments (cost $31,927)		$ 31,927
	Total Investments (cost $10,025,240)	100.0%	$ 10,010,216
	Other Assets and Liabilities	0.0%	639
	Total Net Assets	100.0%	$ 10,010,855
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Current yield as of period end.

Futures Contracts Outstanding at January 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	1	03/18/2022	$ 22,521	$ (938)
Total futures contracts				$ (938)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
38

Hartford Schroders ESG US Equity ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 71,191	$ 71,191	$ —	$ —
Banks	5,052	5,052	—	—
Capital Goods	412,182	412,182	—	—
Commercial & Professional Services	103,405	103,405	—	—
Consumer Services	371,998	371,998	—	—
Diversified Financials	574,582	574,582	—	—
Energy	281,315	281,315	—	—
Food & Staples Retailing	397,292	397,292	—	—
Food, Beverage & Tobacco	480,079	480,079	—	—
Health Care Equipment & Services	456,895	456,895	—	—
Household & Personal Products	24,508	24,508	—	—
Insurance	361,719	361,719	—	—
Materials	223,867	223,867	—	—
Media & Entertainment	952,056	952,056	—	—
Pharmaceuticals, Biotechnology & Life Sciences	1,196,643	1,196,643	—	—
Real Estate	132,535	132,535	—	—
Retailing	795,479	795,479	—	—
Semiconductors & Semiconductor Equipment	529,300	529,300	—	—
Software & Services	1,301,018	1,301,018	—	—
Technology Hardware & Equipment	989,212	989,212	—	—
Transportation	213,280	213,280	—	—
Utilities	104,681	104,681	—	—
Short-Term Investments	31,927	31,927	—	—
Total	$ 10,010,216	$ 10,010,216	$ —	$ —
Liabilities
Futures Contracts(2)	$ (938)	$ (938)	$ —	$ —
Total	$ (938)	$ (938)	$ —	$ —

(1)	For the period ended January 31, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
39

Hartford Schroders Tax-Aware Bond ETF
Schedule of Investments
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 35.9%
	Aerospace/Defense - 0.5%
$ 460,000	Boeing Co. 1.43%, 02/04/2024	$ 455,374
	Agriculture - 1.6%
1,478,000	BAT Capital Corp. 3.56%, 08/15/2027	1,511,291
	Auto Manufacturers - 4.1%
745,000	BMW U.S. Capital LLC 0.58%, 04/01/2024, 3 mo. USD SOFR + 0.530%(1)(2)	748,250
	General Motors Financial Co., Inc.
377,000	1.20%, 10/15/2024	368,665
1,188,000	2.35%, 02/26/2027	1,166,341
418,000	Genuine Parts Co. 1.75%, 02/01/2025	415,522
	Hyundai Capital America
1,021,000	0.88%, 06/14/2024(1)	994,895
119,000	1.80%, 10/15/2025(1)	116,377
		3,810,050
	Chemicals - 0.2%
158,000	Westlake Chemical Corp. 0.88%, 08/15/2024(3)	153,875
	Commercial Banks - 14.7%
	Banco Santander S.A.
1,200,000	0.70%, 06/30/2024, 12 mo. USD CMT + 0.450%(4)	1,186,536
600,000	1.72%, 09/14/2027, 12 mo. USD CMT + 0.900%(4)	575,065
	Barclays plc
1,145,000	1.01%, 12/10/2024, 12 mo. USD CMT + 0.800%(4)	1,125,535
598,000	2.28%, 11/24/2027, 12 mo. USD CMT + 1.050%(4)	585,134
519,000	Deutsche Bank AG 0.96%, 11/08/2023	513,429
	Goldman Sachs Group, Inc.
571,000	0.55%, 09/10/2024, 3 mo. USD SOFR + 0.500%(2)	569,755
1,786,000	0.63%, 03/08/2024, 3 mo. USD SOFR + 0.580%(2)	1,785,244
	HSBC Holdings plc
609,000	3.97%, 05/22/2030, 3 mo. USD LIBOR + 1.610%(4)	641,509
200,000	4.38%, 11/23/2026	213,384
	JP Morgan Chase & Co.
1,153,000	0.63%, 03/16/2024, 3 mo. USD SOFR + 0.580%(2)	1,155,291
1,055,000	0.93%, 04/22/2027, 3 mo. USD SOFR + 0.885%(2)	1,064,505
1,502,000	Macquarie Group Ltd. 0.96%, 09/23/2027, 3 mo. USD SOFR + 0.920%(1)(2)	1,499,329
422,000	NatWest Markets plc 0.80%, 08/12/2024(1)	409,928
931,000	Standard Chartered plc 1.82%, 11/23/2025, 12 mo. USD CMT + 0.950%(1)(4)	913,740
640,000	Truist Financial Corp. 2.20%, 03/16/2023	646,284
957,000	UniCredit S.p.A. 1.98%, 06/03/2027, 12 mo. USD CMT + 1.200%(1)(4)	909,540
		13,794,208
	Diversified Financial Services - 2.2%
1,649,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.45%, 10/29/2026	1,618,072
495,000	Ally Financial, Inc. 2.20%, 11/02/2028	471,844
		2,089,916
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 35.9% - (continued)
	Gas - 0.4%
$ 407,000	CenterPoint Energy Resources Corp. 0.70%, 03/02/2023	$ 404,141
	Healthcare - Services - 1.6%
670,000	CommonSpirit Health 3.35%, 10/01/2029	691,362
774,000	Humana, Inc. 0.65%, 08/03/2023	764,164
		1,455,526
	IT Services - 1.0%
1,002,000	Kyndryl Holdings, Inc. 2.05%, 10/15/2026(1)	957,755
	Oil & Gas Services - 0.2%
225,000	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc. 1.23%, 12/15/2023	224,040
	Packaging & Containers - 0.8%
773,000	Sealed Air Corp. 1.57%, 10/15/2026(1)	737,442
	Pharmaceuticals - 0.3%
249,000	CVS Health Corp. 3.75%, 04/01/2030	264,790
	Pipelines - 0.4%
328,000	Enbridge, Inc. 0.45%, 02/17/2023, 3 mo. USD SOFR + 0.400%(2)	327,819
	Real Estate Investment Trusts - 2.3%
536,000	Boston Properties L.P. 3.40%, 06/21/2029	554,379
	Crown Castle International Corp.
715,000	1.05%, 07/15/2026	674,436
687,000	1.35%, 07/15/2025	666,480
275,000	Ventas Realty L.P. 2.65%, 01/15/2025	279,862
		2,175,157
	Semiconductors - 1.7%
615,000	Broadcom, Inc. 1.95%, 02/15/2028(1)	586,107
	Qorvo, Inc.
315,000	1.75%, 12/15/2024(1)	309,081
687,000	4.38%, 10/15/2029	709,880
		1,605,068
	Software - 0.9%
887,000	VMware, Inc. 1.00%, 08/15/2024	865,865
	Telecommunications - 3.0%
1,231,000	AT&T, Inc. 0.69%, 03/25/2024, 3 mo. USD SOFR + 0.640%(2)	1,231,346
	T-Mobile USA, Inc.
213,000	2.40%, 03/15/2029(1)	206,103
119,000	3.75%, 04/15/2027	125,041
1,227,000	Verizon Communications, Inc. 0.55%, 03/22/2024, 3 mo. USD SOFR + 0.500%(2)	1,230,435
		2,792,925
	Total Corporate Bonds (cost $34,148,466)	$ 33,625,242
MUNICIPAL BONDS - 58.9%
	Alabama - 2.6%
	Black Belt Energy Gas Dist, AL
920,000	4.00%, 10/01/2049(5)	$ 1,012,464
1,205,000	4.00%, 06/01/2051(5)	1,386,209
		2,398,673
	California - 2.7%
20,000	California County, CA, Tobacco Securitization Agency 4.00%, 06/01/2022	20,215

The accompanying notes are an integral part of these financial statements.
40

Hartford Schroders Tax-Aware Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 58.9% - (continued)
	California - 2.7% - (continued)
$ 695,000	California State Health Facs Finance Auth Rev 5.00%, 04/01/2033	$ 862,388
	City of El Cajon, CA
50,000	0.93%, 04/01/2024	49,142
70,000	1.18%, 04/01/2025	68,310
	City of Los Angeles, CA, Department of Airports
110,000	0.85%, 05/15/2026	104,672
130,000	1.25%, 05/15/2028	122,067
	City of Pomona, CA
35,000	4.00%, 08/01/2023	36,368
55,000	4.00%, 08/01/2024	58,103
	City of Riverside, CA
35,000	1.90%, 06/01/2023	35,252
65,000	2.11%, 06/01/2024	65,559
	County of Sacramento, CA, Airport System Rev
195,000	5.00%, 12/01/2022	202,205
95,000	5.00%, 07/01/2032	117,985
170,000	5.00%, 07/01/2033	210,737
105,000	5.00%, 07/01/2034	129,396
190,000	Golden State, CA, Tobacco Securitization Corp. 3.00%, 06/01/2046	193,106
50,000	MSR Public Power Agency, CA, (NATL Insured) 6.00%, 07/01/2022	51,143
	San Francisco, CA, Community College Dist, GO
80,000	1.33%, 06/15/2026	78,056
105,000	2.02%, 06/15/2029	103,446
		2,508,150
	Colorado - 1.8%
690,000	Adams County, CO, School Dist, GO, (State Aid Withholding Insured) 5.00%, 12/01/2029	862,737
225,000	City & County of Denver, CO, Airport System Rev 5.00%, 11/15/2032	281,807
500,000	Colorado Housing and Finance Auth, (GNMA/FNMA/FHLMC Insured) 3.50%, 05/01/2050	531,351
		1,675,895
	Connecticut - 0.2%
205,000	Connecticut Housing Finance Auth Rev, (GNMA/FNMA/FHLMC Insured) 4.25%, 05/15/2042	219,652
	Delaware - 0.4%
	Delaware Transportation Auth
150,000	5.00%, 09/01/2029	185,304
50,000	5.00%, 07/01/2032	63,163
135,000	5.00%, 09/01/2033	168,898
		417,365
	District of Columbia - 2.2%
895,000	Dist of Columbia Water & Sewer Auth Rev 5.00%, 10/01/2052	1,032,747
505,000	Dist of Columbia, GO 5.00%, 06/01/2036	593,630
340,000	Metropolitan Washington, DC, Airports Auth Dulles Toll Road Rev 5.00%, 10/01/2034	409,903
		2,036,280
	Florida - 0.7%
	County of Miami-Dade FL
120,000	1.00%, 10/01/2024	117,546
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 58.9% - (continued)
	Florida - 0.7% - (continued)
$ 115,000	1.15%, 10/01/2025	$ 111,679
140,000	County of Miami-Dade FL Aviation Rev 1.23%, 10/01/2025	137,105
	Florida Housing Finance Corp. Rev, (GNMA/FNMA/FHLMC Insured)
80,000	3.00%, 07/01/2051	83,759
125,000	3.50%, 07/01/2051	132,892
70,000	4.00%, 07/01/2049	74,138
		657,119
	Georgia - 3.2%
220,000	Georgia Municipal Association, Inc. 5.00%, 12/01/2029	262,325
	Main Street, GA, Natural Gas, Inc.
435,000	4.00%, 08/01/2048(5)	456,212
1,565,000	4.00%, 03/01/2050(5)	1,709,507
485,000	4.00%, 05/01/2052(5)	541,016
		2,969,060
	Hawaii - 0.2%
170,000	State of Hawaii Airports System Rev 5.00%, 01/01/2030	208,398
	Illinois - 6.6%
	Chicago Transit Auth Capital Grant Receipts Rev
120,000	5.00%, 06/01/2022	121,739
75,000	5.00%, 06/01/2023	78,971
65,000	Chicago, IL, Metropolitan Water Reclamation Dist, GO 5.25%, 12/01/2032	85,995
1,870,000	Chicago, IL, O'Hare International Airport, 5.00%, 01/01/2033	2,292,354
	Illinois Housing Dev Auth, (GNMA/FNMA/FHLMC Insured)
2,665,000	3.75%, 04/01/2050	2,850,729
100,000	4.50%, 10/01/2048	108,152
175,000	Railsplitter, IL, Tobacco Settlement Auth 5.00%, 06/01/2027	199,119
	Rock Island County, IL, School Dist No. 41, GO, (BAM Insured)
25,000	4.00%, 12/01/2023	26,187
25,000	5.00%, 12/01/2024	27,493
55,000	Southwestern Illinois Dev Auth 6.38%, 11/01/2023	58,628
	State of Illinois, GO
155,000	4.00%, 03/01/2024	163,635
130,000	5.00%, 03/01/2024	139,933
		6,152,935
	Indiana - 1.5%
	Indiana Housing & Community Dev Auth Rev, (GNMA/FNMA/FHLMC Insured)
1,230,000	3.25%, 07/01/2049	1,289,689
110,000	4.00%, 07/01/2048	116,948
		1,406,637
	Iowa - 3.2%
	Iowa Finance Auth, (GNMA/FNMA/FHLMC Insured)
1,245,000	3.00%, 01/01/2047	1,303,284
1,495,000	3.00%, 07/01/2051	1,572,075

The accompanying notes are an integral part of these financial statements.
41

Hartford Schroders Tax-Aware Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 58.9% - (continued)
	Iowa - 3.2% - (continued)
$ 105,000	3.25%, 07/01/2050	$ 110,895
55,000	4.00%, 07/01/2048	58,443
		3,044,697
	Kentucky - 2.5%
	Kentucky Public Energy Auth
600,000	4.00%, 12/01/2049(5)	645,176
1,555,000	4.00%, 02/01/2050(5)	1,732,680
		2,377,856
	Louisiana - 2.9%
25,000	Louisiana Housing Corp. Rev 4.50%, 12/01/2047	26,965
2,735,000	Louisiana State Local Gov't Environmental Facs & Community Dev Auth Rev 2.50%, 04/01/2036	2,736,401
		2,763,366
	Maine - 0.6%
	Maine Municipal Bond Bank
80,000	5.00%, 09/01/2029	98,893
135,000	5.00%, 09/01/2031	168,843
105,000	5.00%, 09/01/2032	131,141
130,000	Maine State Housing Auth 4.00%, 11/15/2048	137,753
		536,630
	Massachusetts - 0.2%
	Massachusetts Educational Financing Auth
60,000	3.17%, 07/01/2025	62,464
45,000	3.27%, 07/01/2026	47,083
50,000	3.38%, 07/01/2027	52,600
		162,147
	Michigan - 0.1%
80,000	Michigan State Housing Dev Auth 3.75%, 06/01/2050	85,279
	Mississippi - 2.0%
	Mississippi Home Corp., (GNMA/FNMA/FHLMC Insured)
1,280,000	3.00%, 12/01/2050	1,338,683
260,000	3.25%, 12/01/2050	274,238
180,000	State of Mississippi, GO 5.00%, 06/01/2031	225,789
		1,838,710
	Missouri - 1.4%
	Missouri Housing Dev Commission Rev, (GNMA/FNMA/FHLMC Insured)
455,000	3.25%, 05/01/2051	480,173
190,000	3.50%, 11/01/2050	202,533
320,000	3.88%, 05/01/2050	343,074
130,000	4.25%, 05/01/2049	139,754
115,000	4.75%, 05/01/2049	125,273
		1,290,807
	Nebraska - 0.9%
	Nebraska Investment Finance Auth Rev, (GNMA/FNMA/FHLMC Insured)
670,000	3.00%, 09/01/2050	701,299
100,000	4.00%, 09/01/2048	106,300
		807,599
	Nevada - 0.1%
135,000	Nevada Housing Division, (GNMA/FNMA/FHLMC/COLL Insured) 4.00%, 10/01/2049	144,462
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 58.9% - (continued)
	New Jersey - 0.9%
$ 20,000	Garden State, NJ, Preservation Trust, (AGM Insured) 5.75%, 11/01/2028	$ 23,696
	New Jersey Economic Dev Auth
40,000	5.00%, 06/15/2024	43,461
160,000	5.00%, 03/01/2026	166,583
90,000	5.00%, 11/01/2026	103,881
	New Jersey Transportation Trust Fund Auth
25,000	4.00%, 06/15/2035	28,002
410,000	5.00%, 12/15/2028	491,507
		857,130
	New Mexico - 2.7%
	New Mexico Mortgage Finance Auth, (GNMA/FNMA/FHLMC Insured)
1,000,000	3.00%, 01/01/2051	1,045,846
1,310,000	3.00%, 07/01/2052	1,376,865
65,000	4.00%, 01/01/2049	69,367
		2,492,078
	New York - 3.7%
1,010,000	City of New York, NY, GO 5.00%, 08/01/2033	1,258,689
580,000	New York City Transitional Finance Auth, Future Tax Secured Rev 5.00%, 05/01/2033	729,413
	New York Transportation Dev Corp.
120,000	1.61%, 12/01/2022	120,224
125,000	5.00%, 12/01/2028	146,777
	Port Auth of New York & New Jersey Rev
185,000	5.00%, 07/15/2031	224,111
805,000	5.00%, 07/15/2033	1,002,266
		3,481,480
	North Carolina - 1.0%
900,000	North Carolina Housing Finance Agency, (GNMA/FNMA/FHLMC Insured) 4.00%, 07/01/2050	968,812
	Ohio - 2.1%
	Ohio Housing Finance Agency
145,000	3.00%, 03/01/2052	151,865
1,305,000	3.25%, 03/01/2050	1,376,540
125,000	4.50%, 09/01/2048	134,696
295,000	Ohio Turnpike & Infrastructure Commission Rev 0.00%, 02/15/2041(6)	168,667
95,000	State of Ohio, GO 5.00%, 05/01/2032	119,472
		1,951,240
	Oklahoma - 0.2%
165,000	Oklahoma Housing Finance Agency, (GNMA/FNMA/FHLMC Insured) 4.00%, 03/01/2050	178,133
	Pennsylvania - 1.0%
110,000	Geisinger, PA, Health System Auth Rev 5.00%, 02/15/2032	127,980
	Pennsylvania Turnpike Commission Rev
75,000	5.00%, 12/01/2032	94,719
75,000	5.00%, 12/01/2033	94,676
	Philadelphia, PA, Gas Works Co., (AGM Insured)
105,000	5.00%, 08/01/2029	128,348
220,000	5.00%, 08/01/2030	273,704
195,000	5.00%, 08/01/2033	242,494
		961,921

The accompanying notes are an integral part of these financial statements.
42

Hartford Schroders Tax-Aware Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 58.9% - (continued)
	South Carolina - 1.0%
$ 605,000	Patriots Energy Group Financing Agency, SC 4.00%, 10/01/2048(5)	$ 636,829
190,000	South Carolina Jobs-Economic Dev Auth 3.75%, 01/01/2050	203,969
45,000	Tobacco Settlement Rev Mgmt Auth, SC 6.38%, 05/15/2030	59,478
		900,276
	South Dakota - 0.1%
	South Dakota Conservancy Dist
45,000	5.00%, 08/01/2029	55,969
45,000	5.00%, 08/01/2030	56,994
		112,963
	Tennessee - 0.1%
15,000	Metropolitan Gov't Nashville & Davidson County, TN, Health & Educational Facs Bd, (NATL Insured) 4.88%, 11/01/2028	16,935
110,000	Tennessee Housing Dev Agency 4.50%, 07/01/2049	119,165
		136,100
	Texas - 7.5%
680,000	Arlington, TX, Higher Education Finance Corp., (PSF-GTD Insured) 5.00%, 08/15/2033	835,660
70,000	Bexar County, TX, Hospital Dist, GO 5.00%, 02/15/2030	83,993
	City of Houston, TX, Airport System Rev
585,000	5.00%, 07/01/2029	718,536
325,000	5.00%, 07/01/2030	406,624
305,000	Cypress-Fairbanks, TX, Independent School Dist, GO, (PSF-GTD Insured) 4.00%, 02/15/2033	356,688
110,000	Dallas-Fort Worth, TX, International Airport Rev 2.04%, 11/01/2024	111,002
505,000	Harris County, TX, GO 5.00%, 10/01/2038	596,461
	Lower Colorado River, TX, Auth Rev
440,000	5.00%, 05/15/2029	536,069
940,000	5.00%, 05/15/2030	1,165,994
55,000	Northside, TX, Independent School Dist, GO, (PSF-GTD Insured) 5.00%, 02/15/2030	68,666
	Texas Department of Housing & Community Affairs Rev, (GNMA Insured)
575,000	3.00%, 01/01/2052	604,205
340,000	3.50%, 03/01/2051	364,026
115,000	4.00%, 03/01/2050	124,777
75,000	4.75%, 03/01/2049	80,931
330,000	Texas Municipal Gas Acquisition & Supply Corp. 5.00%, 12/15/2028	387,713
495,000	University of Texas, Permanent University Fund Rev 5.00%, 07/01/2027	572,884
		7,014,229
	Utah - 0.7%
520,000	University of Utah Rev 5.00%, 08/01/2030	644,508
	Virginia - 0.6%
490,000	Fairfax County, VA, Water Auth Rev 5.00%, 04/01/2029	579,455
Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 58.9% - (continued)
	Washington - 1.2%
$ 730,000	State of Washington, GO 5.00%, 08/01/2030		$ 905,955
215,000	Washington State Housing Finance Commission Rev, (GNMA/FNMA/FHLMC Insured) 4.00%, 12/01/2048		228,971
			1,134,926
	Wyoming - 0.1%
100,000	Wyoming Community Dev Auth 4.00%, 06/01/2043		106,288
	Total Municipal Bonds (cost $55,681,050)		$ 55,221,256
U.S. GOVERNMENT SECURITIES - 4.5%
	U.S. Treasury Securities - 4.5%
	U.S. Treasury Notes - 4.5%
4,211,000	1.13%, 01/15/2025		$ 4,181,392
47,000	1.50%, 01/31/2027		46,739
	Total U.S. Government Securities (cost $4,226,745)		$ 4,228,131
	Total Long-Term Investments (Cost $94,056,261)		$ 93,074,629
SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.1%
97,603	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(7)		$ 97,603
	Securities Lending Collateral - 0.1%
3,128	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class 0.01%(7)		3,128
84,249	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class 0.03%(7)		84,249
4,773	Invesco Government & Agency Portfolio, Institutional Class 0.03%(7)		4,773
			92,150
	Total Short-Term Investments (cost $189,753)		$ 189,753
	Total Investments (cost $94,246,014)	99.5%	$ 93,264,382
	Other Assets and Liabilities	0.5%	444,746
	Total Net Assets	100.0%	$ 93,709,128
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

The accompanying notes are an integral part of these financial statements.
43

Hartford Schroders Tax-Aware Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At January 31, 2022, the aggregate value of these securities was $8,388,547, representing 9.0% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2022. Base lending rates may be subject to a floor or cap.
(3)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(4)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at January 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(5)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(6)	Security is a zero-coupon bond.
(7)	Current yield as of period end.

Futures Contracts Outstanding at January 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 5-Year Note Future	35	03/31/2022	$ (4,172,109)	$ 44,502
Total futures contracts				$ 44,502
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$ 33,625,242	$ —	$ 33,625,242	$ —
Municipal Bonds	55,221,256	—	55,221,256	—
U.S. Government Securities	4,228,131	—	4,228,131	—
Short-Term Investments	189,753	189,753	—	—
Futures Contracts(2)	44,502	44,502	—	—
Total	$ 93,308,884	$ 234,255	$ 93,074,629	$ —

(1)	For the six-month period ended January 31, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
44

Hartford Short Duration ETF
Schedule of Investments
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 25.5%
	Asset-Backed - Automobile - 0.8%
$ 105,000	Avid Automobile Receivables Trust 1.18%, 08/15/2025(1)	$ 103,691
175,000	Hertz Vehicle Financing LLC 1.21%, 12/26/2025(1)	171,415
422,414	Lendbuzz Securitization Trust 1.46%, 06/15/2026(1)	419,700
		694,806
	Asset-Backed - Credit Card - 0.3%
240,000	Mercury Financial Credit Card Master Trust 1.54%, 03/20/2026(1)	239,167
	Asset-Backed - Finance & Insurance - 3.9%
285,000	Apidos CLO 1.26%, 04/20/2031, 3 mo. USD LIBOR + 1.010%(1)(2)	285,150
267,029	Aqua Finance Trust 1.54%, 07/17/2046(1)	262,340
250,000	Carbone CLO Ltd. 1.39%, 01/20/2031, 3 mo. USD LIBOR + 1.140%(1)(2)	250,063
	CIFC Funding Ltd.
250,000	1.29%, 04/20/2031, 3 mo. USD LIBOR + 1.040%(1)(2)	250,005
250,000	1.37%, 01/22/2031, 3 mo. USD LIBOR + 1.110%(1)(2)	250,190
375,000	Cologix Data Centers US Issuer LLC 3.30%, 12/26/2051(1)	373,681
22,578	Conn's Receivables Funding LLC 1.71%, 06/16/2025(1)	22,594
460,000	DB Master Finance LLC 2.05%, 11/20/2051(1)	449,580
106,269	FCI Funding LLC 1.13%, 04/15/2033(1)	105,366
500,000	KKR Financial Ltd. 1.38%, 10/15/2030(1)(2)	500,158
250,000	Octagon Investment Partners Ltd. 1.25%, 03/17/2030, 3 mo. USD LIBOR + 1.000%(1)(2)	250,164
290,250	Planet Fitness Master Issuer LLC 4.26%, 09/05/2048(1)	290,244
		3,289,535
	Commercial Mortgage-Backed Securities - 2.5%
395,000	CityLine Commercial Mortgage Trust 2.78%, 11/10/2031(1)(3)	399,331
225,000	FREMF Mortgage Trust 3.85%, 01/25/2048(1)(3)	235,110
	GS Mortgage Securities Trust
240,000	2.75%, 02/10/2037(1)	242,525
312,329	2.78%, 10/10/2049	318,978
380,000	3.12%, 11/10/2045	383,834
575,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	580,378
		2,160,156
	Other Asset-Backed Securities - 7.7%
143,705	Affirm Asset Securitization Trust 1.07%, 08/15/2025(1)	142,782
150,000	Avant Loans Funding Trust 1.21%, 07/15/2030(1)	147,978
325,000	Benefit Street Partners CLO Ltd. 1.19%, 10/15/2030, 3 mo. USD LIBOR + 0.950%(1)(2)	325,069
175,000	BSPRT Issuer Ltd. 1.55%, 02/15/2037	175,000
360,000	Carlyle Global Market Strategies CLO Ltd. 1.23%, 07/20/2031, 3 mo. USD LIBOR + 0.980%(1)(2)	360,000
300,000	CIFC Funding Ltd. 1.39%, 07/15/2036, 3 mo. USD LIBOR + 1.150%(1)(2)	300,305
400,000	KKR CLO Ltd. 1.42%, 01/15/2031, 3 mo. USD LIBOR + 1.180%(1)(2)	400,139
390,000	LCM XXIV Ltd. 1.23%, 03/20/2030, 3 mo. USD LIBOR + 0.980%(1)(2)	389,999
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 25.5% - (continued)
	Other Asset-Backed Securities - 7.7% - (continued)
$ 450,000	Madison Park Funding Ltd. 1.26%, 07/21/2030, 3 mo. USD LIBOR + 1.000%(1)(2)	$ 450,079
	Mill City Mortgage Loan Trust
32,801	3.25%, 05/25/2062(1)(3)	33,196
221,262	3.50%, 08/25/2058(1)(3)	225,177
305,000	Neuberger Berman Loan Advisers CLO Ltd. 1.27%, 04/19/2030, 3 mo. USD LIBOR + 1.020%(1)(2)	305,066
134,880	Progress Residential Trust 1.05%, 04/17/2038(1)	128,477
203,894	Sapphire Aviation Finance Ltd. 3.23%, 03/15/2040(1)	196,989
	SoFi Consumer Loan Program Trust
100,000	1.30%, 09/25/2030(1)	98,105
23,937	2.02%, 01/25/2029(1)	24,009
95,000	Stack Infrastructure Issuer LLC 1.88%, 03/26/2046(1)	93,064
	Towd Point Mortgage Trust
163,540	1.75%, 10/25/2060(1)	161,997
137,672	3.25%, 07/25/2058(1)(3)	139,348
45,835	3.75%, 05/25/2058(1)(3)	47,110
	Vantage Data Centers Issuer LLC
300,000	1.65%, 09/15/2045(1)	289,648
295,000	2.17%, 10/15/2046(1)	293,131
329,233	4.20%, 11/16/2043(1)	335,438
325,000	Venture CLO Ltd. 1.42%, 07/15/2032, 3 mo. USD LIBOR + 1.180%(1)(2)	324,554
	Voya CLO Ltd.
375,000	1.23%, 04/25/2031, 3 mo. USD LIBOR + 0.970%(1)(2)	374,906
397,495	1.26%, 04/17/2030, 3 mo. USD LIBOR + 1.020%(1)(2)	397,681
325,000	1.30%, 04/15/2031, 3 mo. USD LIBOR + 1.060%(1)(2)	325,000
		6,484,247
	Whole Loan Collateral CMO - 10.3%
	Angel Oak Mortgage Trust
148,699	1.04%, 01/20/2065(1)(3)	146,348
272,717	1.46%, 09/25/2066(1)(3)	268,240
35,131	2.47%, 12/25/2059(1)(3)	35,070
137,166	2.53%, 01/26/2065(1)(3)	137,787
55,259	2.59%, 10/25/2049(1)(3)	55,175
56,687	Angel Oak Mortgage Trust LLC 2.99%, 07/26/2049(1)(3)	56,836
226,119	Arroyo Mortgage Trust 2.96%, 10/25/2048(1)(3)	226,049
	Bravo Residential Funding Trust
97,087	2.75%, 11/25/2059(1)(3)	96,663
80,213	3.50%, 03/25/2058(1)	81,047
	COLT Mortgage Loan Trust
66,788	0.91%, 06/25/2066(1)(3)	65,197
323,758	0.96%, 09/27/2066(1)(3)	316,046
425,792	1.11%, 10/25/2066(1)(3)	410,902
67,801	1.26%, 09/25/2065(1)(3)	67,262
350,484	1.39%, 01/25/2065(1)(3)	341,579
290,656	1.40%, 10/25/2066(1)(3)	287,793
69,705	2.49%, 02/25/2050(1)(3)	69,629
	CSMC Trust
347,821	1.02%, 04/25/2066(1)(3)	342,141
251,124	1.17%, 07/25/2066(1)(3)	246,144
96,059	2.24%, 02/25/2050(1)(3)	95,776
	Deephaven Residential Mortgage Trust
80,077	0.72%, 05/25/2065(1)(3)	79,073
86,844	2.34%, 01/25/2060(1)(3)	86,710

The accompanying notes are an integral part of these financial statements.
45

Hartford Short Duration ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 25.5% - (continued)
	Whole Loan Collateral CMO - 10.3% - (continued)
	Ellington Financial Mortgage Trust
$ 54,440	0.80%, 02/25/2066(1)(3)	$ 53,449
42,302	1.18%, 10/25/2065(1)(3)	42,157
232,521	Fannie Mae Connecticut Avenue Securities 6.01%, 10/25/2028, 1 mo. USD LIBOR + 5.900%(2)	242,372
249,289	FirstKey Homes Trust 1.27%, 10/19/2037(1)	240,620
	GCAT Trust
301,917	1.09%, 08/25/2066(1)(3)	295,299
418,931	1.26%, 07/25/2066(1)(3)	414,160
203,524	1.47%, 04/25/2065(1)(3)	201,555
76,482	2.25%, 01/25/2060(1)(4)	76,565
59,187	Home Re Ltd. 1.71%, 10/25/2028, 1 mo. USD LIBOR + 1.600%(1)(2)	59,187
	Imperial Fund Mortgage Trust
182,871	1.07%, 06/25/2056(1)(3)	179,030
196,196	1.07%, 09/25/2056(1)(3)	191,950
196,467	1.60%, 11/25/2056(1)(3)	194,704
200,000	IMS Ecuadorian Mortgage Trust 3.40%, 08/18/2043(1)	210,325
	MFA Trust
77,986	1.01%, 01/26/2065(1)(3)	77,353
147,822	1.91%, 11/25/2056(1)(3)	144,942
160,675	MFRA Trust 0.85%, 01/25/2056(1)(3)	158,870
27,202	Mill City Mortgage Loan Trust 3.50%, 05/25/2058(1)(3)	27,529
	New Residential Mortgage Loan Trust
169,091	0.86%, 01/25/2048, 1 mo. USD LIBOR + 0.750%(1)(2)	168,673
73,485	0.94%, 10/25/2058(1)(3)	72,129
79,359	3.98%, 09/25/2057(1)(3)	81,281
216,929	4.00%, 02/25/2057(1)(3)	226,209
147,272	OBX Trust 1.05%, 07/25/2061(1)(3)	143,871
	Onslow Bay Mortgage Loan Trust
309,791	1.96%, 10/25/2061(1)(3)	308,613
66,709	3.50%, 12/25/2049(1)(3)	66,990
94,875	Preston Ridge Partners Mortgage Trust LLC 1.32%, 07/25/2051(1)(3)	92,126
6,053	Sequoia Mortgage Trust 4.50%, 08/25/2048(1)(3)	6,097
287,969	SG Residential Mortgage Trust 1.16%, 07/25/2061(1)(3)	283,393
	Starwood Mortgage Residential Trust
163,282	1.13%, 06/25/2056(1)(3)	160,098
80,636	2.28%, 02/25/2050(1)(3)	80,593
141,424	Toorak Mortgage Corp. Ltd. 1.15%, 07/25/2056(1)(3)	138,462
	Verus Securitization Trust
266,946	1.01%, 09/25/2066(1)(3)	263,220
29,868	2.42%, 01/25/2060(1)(4)	29,880
62,241	2.69%, 11/25/2059(1)(3)	62,808
168,964	Visio Trust 1.28%, 05/25/2056(1)	166,169
		8,672,146
	Total Asset & Commercial Mortgage-Backed Securities (cost $21,774,266)	$ 21,540,057
CORPORATE BONDS - 40.7%
	Aerospace/Defense - 0.5%
401,000	Boeing Co. 2.20%, 02/04/2026	$ 394,333
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 40.7% - (continued)
	Agriculture - 0.5%
$ 100,000	Altria Group, Inc. 3.80%, 02/14/2024	$ 103,971
200,000	BAT Capital Corp. 2.79%, 09/06/2024	203,429
100,000	BAT International Finance plc 3.95%, 06/15/2025(1)	105,323
		412,723
	Auto Manufacturers - 2.1%
	Ford Motor Credit Co. LLC
310,000	2.70%, 08/10/2026	300,313
200,000	3.37%, 11/17/2023	200,461
	General Motors Financial Co., Inc.
200,000	1.25%, 01/08/2026	191,251
305,000	2.90%, 02/26/2025	310,840
157,000	4.00%, 10/06/2026	165,582
400,000	Stellantis Finance U.S., Inc. 1.71%, 01/29/2027(1)	384,886
200,000	Volkswagen Group of America Finance LLC 4.63%, 11/13/2025(1)	216,361
		1,769,694
	Beverages - 0.6%
200,000	Bacardi Ltd. 4.45%, 05/15/2025(1)	213,439
325,000	JDE Peet's N.V. 1.38%, 01/15/2027(1)	307,371
		520,810
	Biotechnology - 0.4%
325,000	Royalty Pharma plc 1.20%, 09/02/2025	312,221
	Chemicals - 0.4%
339,000	LYB International Finance LLC 1.25%, 10/01/2025	329,066
	Commercial Banks - 9.3%
	Bank of America Corp.
275,000	0.98%, 09/25/2025, (0.98% fixed rate until 09/25/2024; 3 mo. USD SOFR + 0.910% thereafter)(5)	267,852
300,000	1.20%, 10/24/2026, (1.20% fixed rate until 10/24/2025; 3 mo. USD SOFR + 1.010% thereafter)(5)	288,487
350,000	2.02%, 02/13/2026, (2.02% fixed rate until 02/13/2025; 3 mo. USD LIBOR + 0.640% thereafter)(5)	348,711
275,000	3.88%, 08/01/2025	292,900
250,000	Barclays plc 2.28%, 11/24/2027, (2.28% fixed rate until 11/24/2026; 12 mo. USD CMT + 1.050% thereafter)(5)	244,621
200,000	BNP Paribas S.A. 1.32%, 01/13/2027, (1.32% fixed rate until 01/13/2026; 3 mo. USD SOFR + 1.004% thereafter)(1)(5)	190,865
250,000	BPCE S.A. 1.65%, 10/06/2026, (1.65% fixed rate until 10/06/2025; 3 mo. USD SOFR + 1.520% thereafter)(1)(5)	242,214
140,000	CIT Group, Inc. 5.00%, 08/01/2023	147,011
250,000	Cooperatieve Rabobank UA 1.00%, 09/24/2026, (1.00% fixed rate until 09/24/2025; 12 mo. USD CMT + 0.730% thereafter)(1)(5)	239,297
275,000	Credit Agricole S.A. 1.25%, 01/26/2027, (1.25% fixed rate until 01/26/2026; 3 mo. USD SOFR + 0.892% thereafter)(1)(5)	262,290
	Credit Suisse Group AG
325,000	1.25%, 08/07/2026	309,556

The accompanying notes are an integral part of these financial statements.
46

Hartford Short Duration ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 40.7% - (continued)
	Commercial Banks - 9.3% - (continued)
$ 250,000	1.31%, 02/02/2027, (1.31% fixed rate until 02/02/2026; 3 mo. USD SOFR + 0.980% thereafter)(1)(5)	$ 236,097
305,000	2.59%, 09/11/2025, (2.59% fixed rate until 09/11/2024; 3 mo. USD SOFR + 1.560% thereafter)(1)(5)	306,721
	Danske Bank A/S
295,000	1.55%, 09/10/2027, (1.55% fixed rate until 09/10/2026; 12 mo. USD CMT + 0.730% thereafter)(1)(5)	282,665
200,000	3.88%, 09/12/2023(1)	205,807
	Deutsche Bank AG
150,000	1.45%, 04/01/2025, (1.45% fixed rate until 04/01/2024; 3 mo. USD SOFR + 1.131% thereafter)(5)	147,555
240,000	2.55%, 01/07/2028	235,045
495,000	HSBC Holdings plc 1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 3 mo. USD SOFR + 1.290% thereafter)(5)	474,360
	JP Morgan Chase & Co.
350,000	1.04%, 02/04/2027, (1.04% fixed rate until 02/04/2026; 3 mo. USD SOFR + 0.695% thereafter)(5)	332,530
250,000	3.90%, 07/15/2025	265,353
200,000	4.13%, 12/15/2026	215,574
315,000	KeyBank NA 3.40%, 05/20/2026	328,806
155,000	Macquarie Group Ltd. 1.34%, 01/12/2027, (1.34% fixed rate until 01/12/2026; 3 mo. USD SOFR + 1.069% thereafter)(1)(5)	148,212
	Morgan Stanley
250,000	0.99%, 12/10/2026, (0.99% fixed rate until 12/10/2025; 3 mo. USD SOFR + 0.720% thereafter)(5)	237,510
200,000	4.00%, 07/23/2025	212,567
200,000	NatWest Group plc 4.80%, 04/05/2026	217,739
200,000	NatWest Markets plc 0.80%, 08/12/2024(1)	194,279
475,000	Santander Holdings USA, Inc. 3.50%, 06/07/2024	489,216
355,000	UBS Group AG 1.49%, 08/10/2027, (1.49% fixed rate until 08/10/2026; 12 mo. USD CMT + 0.850% thereafter)(1)(5)	338,262
150,000	Wells Fargo & Co. 2.16%, 02/11/2026, (2.16% fixed rate until 02/11/2025; 3 mo. USD LIBOR + 0.750% thereafter)(5)	149,989
		7,852,091
	Commercial Services - 1.1%
200,000	Ashtead Capital, Inc. 1.50%, 08/12/2026(1)	192,670
	Global Payments, Inc.
400,000	1.20%, 03/01/2026	380,901
305,000	2.65%, 02/15/2025	308,221
60,000	IHS Markit Ltd. 4.13%, 08/01/2023	60,281
		942,073
	Diversified Financial Services - 3.9%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
250,000	1.75%, 10/29/2024	246,102
150,000	1.75%, 01/30/2026	144,123
205,000	2.45%, 10/29/2026	201,155
150,000	4.13%, 07/03/2023	154,566
230,000	AIG Global Funding 0.90%, 09/22/2025(1)	220,694
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 40.7% - (continued)
	Diversified Financial Services - 3.9% - (continued)
$ 100,000	Aircastle Ltd. 4.25%, 06/15/2026	$ 104,952
325,000	Ally Financial, Inc. 3.88%, 05/21/2024	337,735
	Aviation Capital Group LLC
200,000	3.88%, 05/01/2023(1)	204,517
250,000	4.88%, 10/01/2025(1)	265,907
	Avolon Holdings Funding Ltd.
375,000	2.88%, 02/15/2025(1)	376,753
250,000	5.13%, 10/01/2023(1)	260,667
200,000	BOC Aviation USA Corp. 1.63%, 04/29/2024(1)	197,875
275,000	LeasePlan Corp. N.V. 2.88%, 10/24/2024(1)	279,487
295,000	Synchrony Financial 4.38%, 03/19/2024	308,531
		3,303,064
	Electric - 1.8%
112,000	Cleco Corporate Holdings LLC 3.74%, 05/01/2026	117,568
450,000	Dominion Energy, Inc. 3.07%, 08/15/2024(2)(4)	461,394
100,000	Duke Energy Corp. 0.90%, 09/15/2025	95,726
250,000	Edison International 2.95%, 03/15/2023	252,644
150,000	FirstEnergy Corp. 3.35%, 07/15/2022	149,824
305,000	Pacific Gas and Electric Co. 1.70%, 11/15/2023	302,493
125,000	Public Service Enterprise Group, Inc. 0.80%, 08/15/2025	119,035
		1,498,684
	Electronics - 0.3%
259,000	Jabil, Inc. 1.70%, 04/15/2026	252,753
	Food - 0.8%
371,000	Conagra Brands, Inc. 4.60%, 11/01/2025	400,296
275,000	Kraft Heinz Foods Co. 3.00%, 06/01/2026	277,767
		678,063
	Gas - 0.4%
387,000	NiSource, Inc. 0.95%, 08/15/2025	370,354
	Healthcare - Services - 1.0%
500,000	HCA, Inc. 5.00%, 03/15/2024	529,851
325,000	Humana, Inc. 1.35%, 02/03/2027	307,482
		837,333
	Insurance - 1.0%
200,000	Athene Global Funding 1.73%, 10/02/2026(1)	192,902
200,000	Equitable Financial Life Global Funding 1.00%, 01/09/2026(1)	190,930
250,000	Principal Life Global Funding II 1.25%, 08/16/2026(1)	239,823
175,000	Radian Group, Inc. 6.63%, 03/15/2025	188,650
		812,305
	Internet - 0.7%
	Expedia Group, Inc.
100,000	4.63%, 08/01/2027	108,851
100,000	6.25%, 05/01/2025(1)	111,601
	Netflix, Inc.
300,000	3.63%, 06/15/2025(1)	310,669
75,000	5.50%, 02/15/2022	75,105
		606,226
	Investment Company Security - 1.0%
	FS KKR Capital Corp.
400,000	1.65%, 10/12/2024	388,115

The accompanying notes are an integral part of these financial statements.
47

Hartford Short Duration ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 40.7% - (continued)
	Investment Company Security - 1.0% - (continued)
$ 100,000	3.25%, 07/15/2027	$ 98,410
325,000	Owl Rock Capital Corp. 2.63%, 01/15/2027	311,216
		797,741
	IT Services - 0.5%
275,000	DXC Technology Co. 1.80%, 09/15/2026	265,955
150,000	Seagate HDD Cayman 4.75%, 06/01/2023	154,482
		420,437
	Lodging - 1.3%
235,000	Genting New York LLC 3.30%, 02/15/2026(1)	228,805
160,000	Hyatt Hotels Corp. 1.80%, 10/01/2024	158,916
450,000	Las Vegas Sands Corp. 3.20%, 08/08/2024	455,481
250,000	MGM Resorts International 6.00%, 03/15/2023	258,125
		1,101,327
	Media - 0.2%
175,000	Discovery Communications LLC 3.45%, 03/15/2025	180,873
	Miscellaneous Manufacturing - 0.4%
300,000	Trane Technologies Luxembourg Finance S.A. 3.50%, 03/21/2026	315,012
	Office/Business Equipment - 0.5%
	CDW LLC / CDW Finance Corp.
235,000	2.67%, 12/01/2026	232,392
105,000	4.13%, 05/01/2025	106,166
100,000	Xerox Corp. 4.07%, 03/17/2022	100,125
		438,683
	Oil & Gas - 1.1%
535,000	Aker BP ASA 3.00%, 01/15/2025(1)	546,745
374,000	Hess Corp. 3.50%, 07/15/2024	386,570
		933,315
	Packaging & Containers - 0.7%
300,000	Berry Global, Inc. 1.57%, 01/15/2026	289,182
350,000	Silgan Holdings, Inc. 1.40%, 04/01/2026(1)	334,250
		623,432
	Pharmaceuticals - 1.1%
250,000	CVS Health Corp. 2.88%, 06/01/2026	256,214
105,000	Elanco Animal Health, Inc. 5.27%, 08/28/2023	108,951
200,000	McKesson Corp. 1.30%, 08/15/2026	191,262
400,000	Teva Pharmaceutical Finance Netherlands III B.V. 4.75%, 05/09/2027	388,080
		944,507
	Pipelines - 1.4%
	Energy Transfer L.P.
280,000	2.90%, 05/15/2025	283,895
120,000	4.20%, 09/15/2023	124,369
93,000	EQM Midstream Partners L.P. 4.75%, 07/15/2023	94,163
400,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.60%, 11/01/2024	413,714
300,000	Western Midstream Operating L.P. 4.00%, 07/01/2022	299,250
		1,215,391
	Real Estate Investment Trusts - 1.8%
250,000	Boston Properties L.P. 3.20%, 01/15/2025	259,029
265,000	Brandywine Operating Partnership L.P. 4.10%, 10/01/2024	276,707
290,000	Equinix, Inc. 1.45%, 05/15/2026	279,575
180,000	Mid-America Apartments L.P. 1.10%, 09/15/2026	170,384
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 40.7% - (continued)
	Real Estate Investment Trusts - 1.8% - (continued)
	SBA Tower Trust
$ 80,000	1.63%, 05/15/2051(1)	$ 77,585
155,000	2.84%, 01/15/2025(1)	157,923
300,000	VICI Properties L.P. / VICI Note Co., Inc. 4.25%, 12/01/2026(1)	303,072
		1,524,275
	Retail - 0.2%
185,000	Nordstrom, Inc. 2.30%, 04/08/2024	181,824
	Semiconductors - 2.6%
	Broadcom, Inc.
350,000	4.25%, 04/15/2026	373,837
395,000	4.70%, 04/15/2025	424,381
200,000	KLA Corp. 4.65%, 11/01/2024	213,666
394,000	Marvell Technology, Inc. 1.65%, 04/15/2026	381,192
250,000	Microchip Technology, Inc. 0.98%, 09/01/2024(1)	243,201
365,000	Qorvo, Inc. 1.75%, 12/15/2024(1)	358,142
200,000	Skyworks Solutions, Inc. 1.80%, 06/01/2026	193,973
		2,188,392
	Software - 0.5%
235,000	Fidelity National Information Services, Inc. 1.15%, 03/01/2026	224,821
150,000	PTC, Inc. 3.63%, 02/15/2025(1)	150,420
		375,241
	Telecommunications - 2.0%
150,000	AT&T, Inc. 4.13%, 02/17/2026	160,656
300,000	Sprint Communications, Inc. 6.00%, 11/15/2022	309,120
450,000	Telecom Italia S.p.A. 5.30%, 05/30/2024(1)	464,438
100,000	T-Mobile USA, Inc. 3.50%, 04/15/2025	103,805
	Verizon Communications, Inc.
385,000	0.85%, 11/20/2025	369,096
250,000	1.45%, 03/20/2026	243,598
		1,650,713
	Trucking & Leasing - 0.6%
385,000	DAE Funding LLC 1.55%, 08/01/2024(1)	375,142
150,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 1.20%, 11/15/2025(1)	144,071
		519,213
	Total Corporate Bonds (cost $34,962,772)	$ 34,302,169
MUNICIPAL BONDS - 0.1%
	General - 0.1%
100,000	Chicago, IL, Transit Auth 2.21%, 12/01/2025	$ 100,290
	Total Municipal Bonds (cost $100,000)	$ 100,290
SENIOR FLOATING RATE INTERESTS - 20.3%(6)
	Advertising - 0.1%
	ABG Intermediate Holdings 2 LLC
101,268	0.00%, 12/08/2028(7)	100,952
13,732	0.00%, 12/21/2028(7)	$ 13,689
		114,641
	Aerospace/Defense - 0.2%
190,846	TransDigm, Inc. 2.36%, 12/09/2025, 1 mo. USD LIBOR + 2.250%	188,736
	Airlines - 0.5%
100,000	AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2028, 1 mo. USD LIBOR + 4.750%	103,653

The accompanying notes are an integral part of these financial statements.
48

Hartford Short Duration ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 20.3%(6) - (continued)
	Airlines - 0.5% - (continued)
$ 100,000	Air Canada 4.25%, 08/11/2028, 1 mo. USD LIBOR + 3.500%	$ 100,208
120,000	SkyMiles IP Ltd. 4.75%, 10/20/2027, 3 mo. USD LIBOR + 3.750%	126,615
104,213	United Airlines, Inc. 4.50%, 04/21/2028, 1 mo. USD LIBOR + 3.750%	104,169
		434,645
	Chemicals - 0.2%
200,000	Diamond (BC) B.V. 3.50%, 09/29/2028, 1 mo. USD LIBOR + 3.000%	199,306
	Commercial Services - 2.0%
217,600	AlixPartners LLP 3.25%, 02/04/2028, 1 mo. USD LIBOR + 2.750%	216,754
124,687	APX Group, Inc. 4.00%, 07/09/2028, 1 mo. USD LIBOR + 3.500%	124,376
EUR 155,000	Boels Topholding B.V. 3.25%, 02/05/2027, 3 mo. EURIBOR + 3.250%	172,379
$ 121,231	BrightView Landscapes LLC 2.63%, 08/15/2025, 3 mo. USD LIBOR + 2.500%	120,322
100,000	PECF USS Intermediate Holding III Corp. 0.00%, 12/17/2028, 1 mo. USD LIBOR + 4.250%(7)	100,036
191,786	Trans Union LLC 0.01%, 11/15/2026, 1 mo. USD LIBOR + 1.750%	189,653
209,350	United Rentals, Inc. 1.86%, 10/31/2025, 3 mo. USD LIBOR + 1.750%	209,559
EUR 205,000	Verisure Holding AB 3.25%, 03/25/2028, 3 mo. EURIBOR + 3.250%	227,838
$ 99,500	Verscend Holding Corp. 4.11%, 08/27/2025, 1 mo. USD LIBOR + 4.000%	99,400
108,425	WEX, Inc. 2.36%, 04/01/2028, 1 mo. USD LIBOR + 2.250%	107,680
108,675	WW International, Inc. 4.00%, 04/13/2028, 1 mo. USD LIBOR + 3.500%	104,871
		1,672,868
	Construction Materials - 1.1%
169,150	ACProducts, Inc. 4.75%, 05/17/2028, 1 mo. USD LIBOR + 4.250%	168,062
125,000	Chamberlain Group, Inc. 4.00%, 11/03/2028, 1 mo. USD LIBOR + 3.350%	124,688
176,850	Ingersoll-Rand Services Co. 1.86%, 02/28/2027, 1 mo. USD LIBOR + 1.750%	175,016
196,000	Quikrete Holdings, Inc. 2.61%, 01/31/2027, 1 mo. USD LIBOR + 2.500%	194,040
140,000	Rexnord LLC 2.75%, 10/04/2028, 1 mo. USD LIBOR + 2.250%	139,759
121,647	Standard Industries, Inc. 3.00%, 09/22/2028, 1 mo. USD LIBOR + 2.500%	121,665
		923,230
	Distribution/Wholesale - 0.4%
217,005	American Builders & Contractors Supply Co., Inc. 2.11%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	215,842
147,850	Core & Main L.P. 2.61%, 07/27/2028, 1 mo. USD LIBOR + 2.500%	146,925
		362,767
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 20.3%(6) - (continued)
	Diversified Financial Services - 0.8%
$ 216,700	Deerfield Dakota Holding LLC 4.75%, 04/09/2027, 1 mo. USD LIBOR + 3.750%	$ 217,207
164,037	Fleetcor Technologies Operating Co. LLC 1.86%, 04/30/2028, 1 mo. USD LIBOR + 1.750%	162,561
200,000	Russell Investments U.S. Inst'l Holdco, Inc. 4.50%, 05/30/2025, 1 mo. USD LIBOR + 3.500%	199,666
130,000	Setanta Aircraft Leasing Designated Activity Company 2.14%, 11/05/2028, 1 mo. USD LIBOR + 2.000%	129,757
		709,191
	Electric - 0.1%
97,750	ExGen Renewables LLC 3.50%, 12/15/2027, 1 mo. USD LIBOR + 2.500%	97,567
	Electrical Components & Equipment - 0.1%
99,000	Energizer Holdings, Inc. 2.75%, 12/22/2027, 1 mo. USD LIBOR + 2.250%	98,660
	Electronics - 0.1%
100,000	II-VI, Inc. 0.00%, 12/08/2028, 1 mo. USD LIBOR + 3.750%(7)	99,750
	Engineering & Construction - 0.2%
124,465	Brown Group Holding LLC 3.00%, 06/07/2028, 1 mo. USD LIBOR + 2.500%	123,713
	Entertainment - 0.9%
7,001	Crown Finance U.S., Inc. 9.25%, 05/23/2024, 1 mo. USD LIBOR + 8.250%	7,412
225,000	Delta (LUX) S.a.r.l. 3.50%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	223,970
217,029	Penn National Gaming, Inc. 3.00%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	216,667
98,718	Scientific Games International, Inc. 2.86%, 08/14/2024, 1 mo. USD LIBOR + 2.750%	98,391
202,211	UFC Holdings LLC 3.50%, 04/29/2026, 1 mo. USD LIBOR + 2.750%	200,413
		746,853
	Environmental Control - 0.4%
237,626	Clean Harbors, Inc. 1.86%, 06/28/2024, 3 mo. USD LIBOR + 1.750%	237,329
100,000	Covanta Holding Corp. 3.00%, 11/17/2028, 1 mo. USD LIBOR + 2.500%	99,938
		337,267
	Food - 0.7%
182,583	B&G Foods, Inc. 2.61%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	182,355
	Froneri International Ltd.
98,500	2.36%, 01/31/2027, 1 mo. USD LIBOR + 2.250%	97,146
EUR 120,000	2.38%, 01/31/2027, 3 mo. EURIBOR + 2.375%	131,477
$ 130,000	U.S. Foods, Inc. 0.00%, 11/17/2028, 1 mo. USD LIBOR + 1.750%(7)	129,635
		540,613

The accompanying notes are an integral part of these financial statements.
49

Hartford Short Duration ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 20.3%(6) - (continued)
	Healthcare - Products - 0.8%
	Avantor Funding, Inc.
$ 110,939	2.50%, 11/21/2024, 1 mo. USD LIBOR + 2.000%	$ 110,496
EUR 99,500	2.50%, 06/10/2028, 1 mo. EURIBOR + 2.500%	110,951
$ 205,000	Medline Borrower LP 0.03%, 10/21/2028, 1 mo. USD LIBOR + 3.250%	204,071
211,254	Sunshine Luxembourg S.a.r.l. 4.50%, 10/02/2026, 1 mo. USD LIBOR + 3.750%	210,964
		636,482
	Healthcare - Services - 0.8%
109,175	ADMI Corp. 3.88%, 12/23/2027, 1 mo. USD LIBOR + 3.375%	108,339
EUR 200,000	Biogroup-LCD 3.00%, 02/09/2028, 3 mo. EURIBOR + 3.000%	220,556
100,000	Elsan S.A.S. 3.50%, 06/16/2028, 3 mo. EURIBOR + 3.500%	111,551
$ 119,400	Heartland Dental LLC 4.10%, 04/30/2025, 1 mo. USD LIBOR + 4.000%	119,326
EUR 135,000	LGC Group Holdings Ltd. 3.00%, 04/20/2027, 3 mo. EURIBOR + 3.000%	148,081
		707,853
	Insurance - 1.3%
$ 156,267	Acrisure LLC 3.72%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	154,184
	Asurion LLC
226,775	3.11%, 11/03/2024, 1 mo. USD LIBOR + 3.000%	225,519
105,000	5.36%, 02/03/2028, 1 mo. USD LIBOR + 5.250%	105,087
110,000	5.36%, 01/15/2029, 1 mo. USD LIBOR + 5.250%	110,069
141,854	Hub International Ltd. 3.02%, 04/25/2025, 1 mo. USD LIBOR + 2.750%	140,185
200,400	Sedgwick Claims Management Services, Inc. 3.36%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	198,981
116,520	USI, Inc. 3.22%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	115,792
		1,049,817
	Internet - 0.7%
184,075	Endure Digital, Inc. 4.25%, 02/10/2028, 1 mo. USD LIBOR + 3.500%	182,196
145,069	Go Daddy Operating Co. LLC 0.02%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	144,022
99,747	MH Sub LLC 4.75%, 09/15/2024, 1 mo. USD LIBOR + 3.750%	99,186
200,000	NortonLifeLock, Inc. 0.00%, 01/28/2029(7)	199,000
		624,404
	IT Services - 0.2%
124,063	Peraton Corp. 4.50%, 02/01/2028, 1 mo. USD LIBOR + 3.750%	123,855
	Leisure Time - 0.7%
243,546	Carnival Corp. 3.75%, 06/30/2025, 1 mo. USD LIBOR + 3.000%	240,850
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 20.3%(6) - (continued)
	Leisure Time - 0.7% - (continued)
$ 164,175	Hayward Industries, Inc. 3.00%, 05/28/2028, 1 mo. USD LIBOR + 2.500%	$ 163,500
99,500	MajorDrive Holdings LLC 4.50%, 06/01/2028, 1 mo. USD LIBOR + 4.000%	99,314
93,053	SRAM LLC 3.25%, 05/18/2028, 1 mo. USD LIBOR + 2.750%	92,820
		596,484
	Lodging - 0.5%
195,131	Boyd Gaming Corp. 2.35%, 09/15/2023, 3 mo. USD LIBOR + 2.250%	194,998
241,329	Caesars Resort Collection LLC 2.86%, 12/22/2024, 3 mo. USD LIBOR + 2.750%	239,895
		434,893
	Machinery-Diversified - 0.2%
192,575	Vertical U.S. Newco, Inc. 4.00%, 07/31/2027, 1 mo. USD LIBOR + 3.500%	192,575
	Media - 1.0%
98,750	Banijay Entertainment S.A.S 3.85%, 03/01/2025, 1 mo. USD LIBOR + 3.750%	98,215
208,950	Cable One, Inc. 2.11%, 05/03/2028, 1 mo. USD LIBOR + 2.000%	207,592
208,201	CSC Holdings LLC 2.36%, 01/15/2026, 3 mo. USD LIBOR + 2.250%	204,818
180,000	UPC Financing Partnership 3.11%, 01/31/2029, 1 mo. USD LIBOR + 3.000%	178,875
115,000	Virgin Media Bristol LLC 3.36%, 01/31/2029, 1 mo. USD LIBOR + 3.250%	114,766
		804,266
	Oil & Gas - 0.1%
100,000	Southwestern Energy Co. 3.00%, 06/22/2027, 1 mo. USD SOFR + 2.500%	100,063
	Packaging & Containers - 0.6%
189,525	Berlin Packaging LLC 4.25%, 03/11/2028, 1 mo. USD LIBOR + 3.750%	189,408
129,409	Flex Acquisition Co., Inc. 3.21%, 06/29/2025, 3 mo. USD LIBOR + 3.000%	128,645
184,131	TricorBraun Holdings, Inc. 3.75%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	182,836
		500,889
	Pharmaceuticals - 1.2%
178,575	Bausch Health Cos., Inc. 2.86%, 11/27/2025, 3 mo. USD LIBOR + 2.750%	178,209
244,595	Elanco Animal Health, Inc. 1.85%, 08/01/2027, 1 mo. USD LIBOR + 1.750%	240,620
198,248	Gainwell Acquisition Corp. 4.75%, 10/01/2027, 1 mo. USD LIBOR + 4.000%	198,310
133,988	Horizon Therapeutics USA, Inc. 2.25%, 03/15/2028, 1 mo. USD LIBOR + 2.000%	132,949
114,425	Jazz Financing Lux S.a.r.l. 4.00%, 05/05/2028, 1 mo. USD LIBOR + 3.500%	114,411
120,521	Organon & Co. 3.50%, 06/02/2028, 1 mo. USD LIBOR + 3.000%	120,310
		984,809

The accompanying notes are an integral part of these financial statements.
50

Hartford Short Duration ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 20.3%(6) - (continued)
	Pipelines - 0.1%
$ 100,000	Oryx Midstream Services Permian Basin LLC 3.75%, 10/05/2028, 1 mo. USD LIBOR + 3.250%	$ 99,708
	Retail - 1.7%
245,229	B.C. Unlimited Liability Co. 1.86%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	241,435
167,305	Great Outdoors Group LLC 4.50%, 03/05/2028, 1 mo. USD LIBOR + 3.750%	167,131
103,950	IRB Holding Corp. 4.25%, 12/15/2027, 1 mo. USD LIBOR + 3.250%	103,950
119,495	LBM Acquisition LLC 0.05%, 12/18/2027, 1 mo. USD LIBOR + 3.750%	118,698
144,275	Michaels Cos., Inc. 5.00%, 04/15/2028, 1 mo. USD LIBOR + 4.250%	142,111
99,250	Petco Health and Wellness Co., Inc. 4.00%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	99,103
109,450	PetSmart, Inc. 4.50%, 02/12/2028, 1 mo. USD LIBOR + 3.750%	109,210
124,250	Pilot Travel Centers LLC 2.11%, 08/04/2028, 1 mo. USD LIBOR + 2.000%	123,494
194,025	SRS Distribution, Inc. 4.27%, 06/04/2028, 1 mo. USD LIBOR + 3.750%	193,728
103,687	White Cap Buyer LLC 6.25%, 10/19/2027, 1 mo. USD LIBOR + 4.000%	103,593
		1,402,453
	Semiconductors - 0.2%
140,000	MKS Instruments, Inc. 0.00%, 10/21/2028(7)	139,693
	Software - 1.9%
270,930	DCert Buyer, Inc. 4.11%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	270,762
268,830	Dun & Bradstreet Corp. 3.36%, 02/08/2026, 1 mo. USD LIBOR + 3.250%	267,631
187,577	Hyland Software, Inc. 4.25%, 07/01/2024, 1 mo. USD LIBOR + 3.500%	187,483
119,100	Playtika Holding Corp. 2.86%, 03/13/2028, 1 mo. USD LIBOR + 2.750%	118,641
149,625	Polaris Newco LLC 4.50%, 06/04/2028, 1 mo. USD LIBOR + 4.000%	149,505
144,637	RealPage, Inc. 3.75%, 04/22/2028, 1 mo. USD LIBOR + 3.250%	143,839
252,987	SS&C Technologies, Inc. 1.86%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	250,114
193,653	Zelis Healthcare Corp. 0.03%, 09/30/2026, 1 mo. USD LIBOR + 3.500%	192,785
		1,580,760
	Telecommunications - 0.1%
99,250	Frontier Communications Corp. 4.50%, 10/08/2027, 1 mo. USD LIBOR + 3.750%	98,977
	Textiles - 0.2%
200,000	Crocs, Inc. 0.00%, 01/26/2029(7)	198,650
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 20.3%(6) - (continued)
	Transportation - 0.2%
$ 149,250	Savage Enterprises LLC 3.75%, 09/17/2028, 1 mo. USD LIBOR + 3.250%	$ 148,947
	Total Senior Floating Rate Interests (cost $17,134,997)	$ 17,075,385
U.S. GOVERNMENT AGENCIES - 4.5%
	Mortgage-Backed Agencies - 4.5%
	FHLMC - 2.5%
35,670	0.86%, 10/25/2048, 1 mo. USD LIBOR + 0.750%(1)(2)	$ 35,670
211,715	1.00%, 05/25/2033	208,337
584,822	1.00%, 01/15/2041	572,768
701,861	1.00%, 06/15/2044	692,626
94,552	1.50%, 01/15/2027	95,099
64,406	3.50%, 09/15/2043	65,846
63,262	3.75%, 05/15/2039(4)	64,061
333,268	4.81%, 04/25/2028, 1 mo. USD LIBOR + 4.700%(2)	344,127
		2,078,534
	FNMA - 1.2%
5,002	2.00%, 07/25/2039	4,999
107,803	2.00%, 12/25/2042	105,935
62,898	2.55%, 07/25/2044	63,716
49,454	3.00%, 04/25/2043	50,183
117,828	3.00%, 05/25/2047	119,620
308,653	3.50%, 10/25/2035	322,678
249,491	3.50%, 07/25/2045	256,002
101,337	3.50%, 07/25/2054	104,151
		1,027,284
	GNMA - 0.8%
175,622	2.00%, 05/20/2046	173,003
435,465	2.50%, 10/20/2041	442,224
99,700	2.50%, 07/20/2042	102,151
		717,378
	Total U.S. Government Agencies (cost $3,813,436)	$ 3,823,196
U.S. GOVERNMENT SECURITIES - 2.4%
	U.S. Treasury Securities - 2.4%
	U.S. Treasury Notes - 2.4%
500,000	0.25%, 06/15/2024	$ 488,242
1,555,000	0.38%, 07/15/2024	1,521,410
	Total U.S. Government Securities (cost $2,052,295)	$ 2,009,652
	Total Long-Term Investments (Cost $79,837,766)	$ 78,850,749

The accompanying notes are an integral part of these financial statements.
51

Hartford Short Duration ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 3.2%
	Repurchase Agreements - 3.2%
$ 2,707,488	Fixed Income Clearing Corp. Repurchase Agreement dated 01/31/2022 at 0.020%, due on 02/01/2022 with a maturity value of $2,707,490; collateralized by U.S. Treasury Note at 1.000%, maturing 07/31/2028, with a market value of $2,761,650		$ 2,707,488
	Total Short-Term Investments (cost $2,707,488)		$ 2,707,488
	Total Investments (cost $82,545,254)	96.7%	$ 81,558,237
	Other Assets and Liabilities	3.3%	2,783,639
	Total Net Assets	100.0%	$ 84,341,876
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At January 31, 2022, the aggregate value of these securities was $30,757,921, representing 36.5% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2022. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(5)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at January 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(6)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of January 31, 2022.
(7)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

Futures Contracts Outstanding at January 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	81	03/31/2022	$ 17,549,156	$ (131,773)
Short position contracts:
U.S. Treasury 5-Year Note Future	69	03/31/2022	$ 8,225,016	$ 88,897
U.S. Treasury 10-Year Note Future	10	03/22/2022	1,279,687	9,735
Total				$ 98,632
Total futures contracts				$ (33,141)

The accompanying notes are an integral part of these financial statements.
52

Hartford Short Duration ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Foreign Currency Contracts Outstanding at January 31, 2022
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
222,000	EUR	247,241	USD	TDB	02/04/2022	$ 1,640
97,000	EUR	108,137	USD	WEST	02/28/2022	661
251,040	USD	222,000	EUR	TDB	02/04/2022	2,158
2,375,193	USD	2,096,843	EUR	TDB	02/28/2022	23,318
247,381	USD	222,000	EUR	TDB	03/04/2022	(1,648)
Total foreign currency contracts						$ 26,129
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 21,540,057	$ —	$ 21,540,057	$ —
Corporate Bonds	34,302,169	—	34,302,169	—
Municipal Bonds	100,290	—	100,290	—
Senior Floating Rate Interests	17,075,385	—	17,075,385	—
U.S. Government Agencies	3,823,196	—	3,823,196	—
U.S. Government Securities	2,009,652	—	2,009,652	—
Short-Term Investments	2,707,488	—	2,707,488	—
Foreign Currency Contracts(2)	27,777	—	27,777	—
Futures Contracts(2)	98,632	98,632	—	—
Total	$ 81,684,646	$ 98,632	$ 81,586,014	$ —
Liabilities
Foreign Currency Contracts(2)	$ (1,648)	$ —	$ (1,648)	$ —
Futures Contracts(2)	(131,773)	(131,773)	—	—
Total	$ (133,421)	$ (131,773)	$ (1,648)	$ —

(1)	For the six-month period ended January 31, 2022, investments valued at $207,500 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input. There were no transfers into Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
53

Hartford Sustainable Income ETF
Schedule of Investments
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.4%
	Asset-Backed - Finance & Insurance - 1.8%
$ 549,000	AMMC CLO 6.01%, 04/25/2031, 3 mo. USD LIBOR + 5.750%(1)(2)	$ 522,803
105,000	PRET LLC 5.07%, 07/25/2051(1)	104,339
200,000	VCAT LLC 3.97%, 09/25/2051(1)	197,061
		824,203
	Other Asset-Backed Securities - 0.2%
100,000	Pretium Mortgage Credit Partners LLC 5.44%, 01/25/2052(1)	99,756
	Whole Loan Collateral CMO - 2.4%
	Connecticut Avenue Securities Trust
200,000	4.21%, 07/25/2039, 1 mo. USD LIBOR + 4.100%(1)(2)	202,620
200,000	4.46%, 07/25/2031, 1 mo. USD LIBOR + 4.350%(1)(2)	205,008
153,803	Fannie Mae Connecticut Avenue Securities 3.11%, 07/25/2024, 1 mo. USD LIBOR + 3.000%(2)	156,298
200,000	Preston Ridge Partners Mortgage Trust LLC 3.60%, 09/25/2026(1)(3)	195,714
200,000	Pretium Mortgage Credit Partners LLC 3.97%, 09/25/2051(1)	197,356
200,000	RCO VII Mortgage LLC 3.84%, 09/25/2026(1)	193,734
		1,150,730
	Total Asset & Commercial Mortgage-Backed Securities (cost $2,105,153)	$ 2,074,689
CONVERTIBLE BONDS - 4.7%
	Airlines - 0.2%
75,000	JetBlue Airways Corp. 0.50%, 04/01/2026(1)	$ 71,754
	Auto Manufacturers - 0.1%
105,000	Arrival S.A. 3.50%, 12/01/2026(1)	66,780
	Commercial Services - 0.5%
120,000	Block, Inc. 0.25%, 11/01/2027	111,757
EUR 100,000	Nexi S.p.A. 1.75%, 04/24/2027(4)	122,551
		234,308
	Diversified Financial Services - 0.2%
$ 90,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc. 0.00%, 08/15/2023(5)	92,880
	Electric - 0.2%
70,000	Atlantica Sustainable Infrastructure Jersey Ltd. 4.00%, 07/15/2025	79,460
	Energy-Alternate Sources - 0.6%
115,000	Enphase Energy, Inc. 0.00%, 03/01/2028(1)(5)	104,951
Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 4.7% - (continued)
	Energy-Alternate Sources - 0.6% - (continued)
$ 80,000	Maxeon Solar Technologies Ltd. 6.50%, 07/15/2025	$ 76,010
100,000	NextEra Energy Partners L.P. 0.00%, 11/15/2025(1)(5)	103,604
		284,565
	Entertainment - 0.1%
55,000	DraftKings, Inc. 0.00%, 03/15/2028(1)(5)	41,854
	Healthcare - Products - 0.9%
120,000	Insulet Corp. 0.38%, 09/01/2026	152,460
305,000	NuVasive, Inc. 0.38%, 03/15/2025	286,018
		438,478
	Internet - 0.7%
	ETSY, Inc.
50,000	0.13%, 10/01/2026	96,420
50,000	0.25%, 06/15/2028(1)	49,375
30,000	MercadoLibre, Inc. 2.00%, 08/15/2028	74,963
85,000	Shopify, Inc. 0.13%, 11/01/2025	90,483
		311,241
	IT Services - 0.2%
60,000	Rapid7, Inc. 2.25%, 05/01/2025	100,775
	Machinery-Diversified - 0.3%
80,000	Middleby Corp. 1.00%, 09/01/2025	121,684
	Retail - 0.1%
85,000	Shake Shack, Inc. 0.00%, 03/01/2028(1)(5)	70,302
	Software - 0.6%
60,000	Health Catalyst, Inc. 2.50%, 04/15/2025	72,993
115,000	Splunk, Inc. 1.13%, 06/15/2027	104,425
70,000	Workday, Inc. 0.25%, 10/01/2022	121,142
		298,560
	Total Convertible Bonds (cost $2,507,334)	$ 2,212,641
CORPORATE BONDS - 38.8%
	Advertising - 0.4%
	Lamar Media Corp.
100,000	3.63%, 01/15/2031	$ 93,000
120,000	3.75%, 02/15/2028	117,113
		210,113
	Agriculture - 0.4%
200,000	Kernel Holding S.A. 6.75%, 10/27/2027(4)	174,000
	Auto Manufacturers - 0.5%
50,000	Ford Motor Co. 3.25%, 02/12/2032	47,776
200,000	Ford Motor Credit Co. LLC 4.54%, 08/01/2026	208,000
		255,776
	Auto Parts & Equipment - 0.2%
EUR 100,000	Faurecia SE 3.75%, 06/15/2028(4)	114,411

The accompanying notes are an integral part of these financial statements.
54

Hartford Sustainable Income ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 38.8% - (continued)
	Beverages - 0.3%
$ 150,000	Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL 5.25%, 04/27/2029	$ 152,166
	Chemicals - 0.4%
200,000	Diamond (BC) B.V. 4.63%, 10/01/2029(1)	187,894
	Commercial Banks - 1.4%
200,000	Banco do Brasil S.A. 4.75%, 03/20/2024(4)	208,000
EUR 200,000	Cooperatieve Rabobank UA 4.38%, 06/29/2027, (4.38% fixed rate until 06/29/2027; 5 year EUR Swap + 4.679% thereafter)(4)(6)(7)	238,375
$ 200,000	Itau Unibanco Holding S.A. 6.13%, 12/12/2022, (6.12% fixed rate until 12/12/2022; 5 year USD CMT + 3.981% thereafter)(4)(6)(7)	197,494
		643,869
	Commercial Services - 2.3%
EUR 100,000	Loxam SAS 3.25%, 01/14/2025(4)	109,297
$ 150,000	Nielsen Finance LLC / Nielsen Finance Co. 4.50%, 07/15/2029(1)	139,875
250,000	StoneCo Ltd. 3.95%, 06/16/2028(4)	212,500
EUR 255,000	Techem Verwaltungsgesellschaft 675 mbH 2.00%, 07/15/2025(4)	276,908
	United Rentals North America, Inc.
$ 20,000	3.75%, 01/15/2032	19,150
50,000	4.88%, 01/15/2028	51,378
EUR 255,000	Verisure Holding AB 3.25%, 02/15/2027(4)	276,922
		1,086,030
	Construction Materials - 0.2%
$ 70,000	Standard Industries, Inc. 4.75%, 01/15/2028(1)	69,038
	Distribution/Wholesale - 0.4%
50,000	American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(1)	48,940
EUR 120,000	Parts Europe S.A. 6.50%, 07/16/2025(4)	138,702
		187,642
	Diversified Financial Services - 1.3%
	Credit Acceptance Corp.
$ 50,000	5.13%, 12/31/2024(1)	50,500
45,000	6.63%, 03/15/2026	46,362
	OneMain Finance Corp.
70,000	5.38%, 11/15/2029	71,074
110,000	6.88%, 03/15/2025	119,535
250,000	Unifin Financiera S.A.B. de C.V. 9.88%, 01/28/2029(4)	149,679
200,000	United Wholesale Mortgage LLC 5.50%, 04/15/2029(1)	183,180
		620,330
	Electric - 2.5%
	Clearway Energy Operating LLC
15,000	3.75%, 01/15/2032(1)	14,231
50,000	4.75%, 03/15/2028(1)	51,368
200,000	Greenko Power II Ltd. 4.30%, 12/13/2028(1)	193,000
200,000	Instituto Costarricense de Electricidad 6.75%, 10/07/2031(1)	199,800
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 38.8% - (continued)
	Electric - 2.5% - (continued)
$ 167,740	Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(4)	$ 178,433
200,000	Vena Energy Capital Pte Ltd. 3.13%, 02/26/2025(4)	201,473
400,000	Zorlu Yenilenebilir Enerji AS 9.00%, 06/01/2026(4)	361,248
		1,199,553
	Electrical Components & Equipment - 0.4%
EUR 100,000	Energizer Gamma Acquisition B.V. 3.50%, 06/30/2029(4)	104,504
$ 100,000	Energizer Holdings, Inc. 4.38%, 03/31/2029(1)	94,520
		199,024
	Energy-Alternate Sources - 3.5%
200,000	Adani Green Energy UP Ltd. / Prayatna Developers Pvt Ltd. / Parampujya Solar Energ 6.25%, 12/10/2024(4)	212,100
200,000	Azure Power Solar Energy Pvt Ltd. 5.65%, 12/24/2024(4)	207,000
	Continuum Energy Levanter Pte Ltd.
198,500	4.50%, 02/09/2027(1)	196,267
198,500	4.50%, 02/09/2027(4)	196,267
215,000	Energo-Pro AS 8.50%, 02/04/2027	217,836
200,000	FS Luxembourg S.a.r.l. 10.00%, 12/15/2025(4)	213,000
200,000	Greenko Mauritius Ltd. 6.25%, 02/21/2023(4)	201,500
200,000	Investment Energy Resources Ltd. 6.25%, 04/26/2029(4)	211,685
		1,655,655
	Engineering & Construction - 0.4%
200,000	IHS Holding Ltd. 6.25%, 11/29/2028(1)	202,160
	Entertainment - 0.7%
	Caesars Entertainment, Inc.
95,000	6.25%, 07/01/2025(1)	98,087
45,000	8.13%, 07/01/2027(1)	48,431
	Cinemark USA, Inc.
105,000	5.25%, 07/15/2028(1)	99,511
75,000	5.88%, 03/15/2026(1)	73,838
		319,867
	Environmental Control - 0.2%
100,000	Stericycle, Inc. 3.88%, 01/15/2029(1)	95,000
	Forest Products & Paper - 0.5%
200,000	Suzano Austria GmbH 7.00%, 03/16/2047(4)	242,002
	Healthcare - Products - 0.2%
EUR 100,000	Avantor Funding, Inc. 3.88%, 07/15/2028(4)	113,079
	Healthcare - Services - 2.2%
100,000	Catalent Pharma Solutions, Inc. 2.38%, 03/01/2028(4)	107,650
145,000	Chrome Bidco SASU 3.50%, 05/31/2028(4)	158,699
	HCA, Inc.
$ 30,000	5.38%, 02/01/2025	32,100
70,000	5.38%, 09/01/2026	75,950
20,000	5.63%, 09/01/2028	22,278

The accompanying notes are an integral part of these financial statements.
55

Hartford Sustainable Income ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 38.8% - (continued)
	Healthcare - Services - 2.2% - (continued)
$ 10,000	7.50%, 11/15/2095	$ 12,847
	IQVIA, Inc.
250,000	1.97%, 06/11/2025, 1 mo. USD LIBOR + 3.750%	248,827
200,000	5.00%, 05/15/2027(1)	204,540
200,000	Rede D'or Finance S.a.r.l. 4.50%, 01/22/2030(4)	189,579
		1,052,470
	Household Products/Wares - 0.3%
120,000	Prestige Brands, Inc. 5.13%, 01/15/2028(1)	120,900
	Insurance - 0.2%
90,000	MGIC Investment Corp. 5.25%, 08/15/2028	93,052
	Internet - 0.6%
	Arches Buyer, Inc.
75,000	4.25%, 06/01/2028(1)	70,560
70,000	6.13%, 12/01/2028(1)	67,900
175,000	Go Daddy Operating Co. LLC 3.50%, 03/01/2029(1)	162,531
		300,991
	Investment Company Security - 0.8%
	Huarong Finance Co., Ltd.
200,000	3.75%, 04/27/2022(4)	199,500
200,000	4.50%, 05/29/2029(4)	198,000
		397,500
	Leisure Time - 0.7%
230,000	Carnival Corp. 6.00%, 05/01/2029(1)	221,260
105,000	MajorDrive Holdings LLC 6.38%, 06/01/2029(1)	99,750
		321,010
	Media - 2.2%
200,000	Cable Onda S.A. 4.50%, 01/30/2030(4)	203,100
100,000	Cable One, Inc. 4.00%, 11/15/2030(1)	94,250
200,000	Globo Comunicacao e Participacoes S.A. 4.88%, 01/22/2030(4)	185,502
CAD 170,000	Videotron Ltd. 5.63%, 06/15/2025	142,090
$ 200,000	VTR Finance N.V. 6.38%, 07/15/2028(4)	204,000
EUR 210,000	Ziggo B.V. 2.88%, 01/15/2030(4)	223,216
		1,052,158
	Metal Fabricate/Hardware - 0.3%
$ 120,000	Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(1)	120,718
	Mining - 0.6%
300,000	Constellium SE 3.75%, 04/15/2029(1)	283,455
	Multi-National - 0.3%
EGP 2,000,000	European Investment Bank 10.00%, 12/06/2023(4)	125,486
	Office/Business Equipment - 0.3%
	Xerox Holdings Corp.
$ 95,000	5.00%, 08/15/2025(1)	96,244
50,000	5.50%, 08/15/2028(1)	50,279
		146,523
	Packaging & Containers - 1.6%
EUR 245,000	ARD Finance S.A. (5.00% Cash, 5.75% PIK) 5.00%, 06/30/2027(4)(8)	277,117
	Ball Corp.
100,000	1.50%, 03/15/2027	111,399
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 38.8% - (continued)
	Packaging & Containers - 1.6% - (continued)
$ 90,000	5.25%, 07/01/2025	$ 96,750
100,000	Flex Acquisition Co., Inc. 6.88%, 01/15/2025(1)	100,000
200,000	SAN Miguel Industrias Pet S.A. / NG PET R&P Latin America S.A. 3.50%, 08/02/2028(4)	192,452
		777,718
	Pharmaceuticals - 1.3%
	Bausch Health Cos., Inc.
210,000	5.00%, 01/30/2028(1)	176,925
70,000	6.13%, 02/01/2027(1)	70,262
EUR 100,000	Teva Pharmaceutical Finance Netherlands II B.V. 3.75%, 05/09/2027	108,430
$ 260,000	Teva Pharmaceutical Finance Netherlands III B.V. 3.15%, 10/01/2026	238,644
		594,261
	Real Estate - 2.9%
	CIFI Holdings Group Co., Ltd.
450,000	4.38%, 04/12/2027(4)	373,500
200,000	4.45%, 08/17/2026(4)	168,000
	Country Garden Holdings Co., Ltd.
400,000	3.88%, 10/22/2030(4)	308,000
200,000	5.13%, 01/14/2027(4)	164,500
400,000	KWG Group Holdings Ltd. 6.00%, 08/14/2026(4)	215,200
200,000	Times China Holdings Ltd. 6.20%, 03/22/2026(4)	90,000
250,000	Yuzhou Group Holdings Co., Ltd. 6.35%, 01/13/2027(4)	55,000
		1,374,200
	Real Estate Investment Trusts - 1.1%
298,450	Iron Mountain, Inc. 1.86%, 01/02/2026, 3 mo. USD LIBOR + 1.750%	293,725
200,000	Trust Fibra Uno 6.39%, 01/15/2050(4)	224,170
		517,895
	Retail - 1.3%
200,000	Jollibee Worldwide Pte Ltd. 3.90%, 01/23/2025, (3.90% fixed rate until 01/23/2025; 5 year USD CMT + 4.784% thereafter)(4)(6)(7)	197,660
78,000	LBM Acquisition LLC 6.25%, 01/15/2029(1)	74,338
110,000	Michaels Cos., Inc. 5.25%, 05/01/2028(1)	105,922
95,000	Specialty Building Products Holdings LLC / SBP Finance Corp. 6.38%, 09/30/2026(1)	97,634
	Yum! Brands, Inc.
70,000	3.63%, 03/15/2031	66,160
70,000	7.75%, 04/01/2025(1)	73,339
		615,053
	Software - 0.5%
70,000	CDK Global, Inc. 5.25%, 05/15/2029(1)	72,835
	Open Text Corp.
145,000	3.88%, 02/15/2028(1)	142,093
15,000	3.88%, 12/01/2029(1)	14,406
20,000	Open Text Holdings, Inc. 4.13%, 12/01/2031(1)	19,300
		248,634
	Telecommunications - 3.2%
	Frontier Communications Corp.
70,000	5.00%, 05/01/2028(1)	69,300
70,000	5.88%, 10/15/2027(1)	72,079

The accompanying notes are an integral part of these financial statements.
56

Hartford Sustainable Income ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 38.8% - (continued)
	Telecommunications - 3.2% - (continued)
$ 50,000	5.88%, 11/01/2029	$ 48,140
25,000	6.75%, 05/01/2029(1)	25,063
200,000	Liquid Telecommunications Financing plc 5.50%, 09/04/2026(4)	201,600
180,000	Millicom International Cellular S.A. 6.25%, 03/25/2029(4)	189,000
200,000	MTN Mauritius Investments Ltd. 6.50%, 10/13/2026(4)	219,844
225,000	Network i2i Ltd. 5.65%, 01/15/2025, (5.65% fixed rate until 01/15/2025; 5 year USD CMT + 4.274% thereafter)(4)(6)(7)	232,875
90,000	Nokia Oyj 4.38%, 06/12/2027	93,150
155,000	Telecom Argentina S.A. 8.00%, 07/18/2026(4)	145,312
230,000	VTR Comunicaciones S.p.A. 5.13%, 01/15/2028(4)	226,005
		1,522,368
	Toys/Games/Hobbies - 0.1%
	Mattel, Inc.
30,000	3.38%, 04/01/2026(1)	29,873
20,000	5.88%, 12/15/2027(1)	21,250
		51,123
	Transportation - 1.7%
150,000	First Student Bidco, Inc. 4.00%, 07/31/2029(1)	142,125
430,000	Rumo Luxembourg S.a.r.l. 5.25%, 01/10/2028(4)	440,324
200,000	Shriram Transport Finance Co., Ltd. 4.40%, 03/13/2024(4)	197,000
		779,449
	Water - 0.4%
200,000	Aegea Finance S.a.r.l. 5.75%, 10/10/2024(1)	204,062
	Total Corporate Bonds (cost $19,766,680)	$ 18,426,635
FOREIGN GOVERNMENT OBLIGATIONS - 23.5%
	Benin - 0.5%
EUR 200,000	Benin Government International Bond 4.88%, 01/19/2032(4)	$ 215,748
	Brazil - 0.4%
$ 200,000	Brazilian Government International Bond 5.00%, 01/27/2045	178,622
	Bulgaria - 0.1%
EUR 65,000	Bulgaria Government International Bond 1.38%, 09/23/2050(4)	65,963
	Chile - 0.3%
CLP 135,000,000	Bonos de la Tesoreria de la Republica en pesos 4.70%, 09/01/2030(1)(4)	158,413
	Colombia - 1.5%
	Colombia Government International Bond
$ 255,000	3.00%, 01/30/2030	222,324
440,000	5.00%, 06/15/2045	374,198
COP 581,200,000	Colombian TES 7.00%, 06/30/2032	127,387
		723,909
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 23.5% - (continued)
	Croatia - 0.4%
EUR 161,000	Croatia Government International Bond 1.50%, 06/17/2031(4)	$ 181,131
	Denmark - 5.1%
DKK 16,000,000	Denmark Treasury Bill 0.00%, 03/01/2022(1)(4)(5)	2,411,758
	Dominican Republic - 0.7%
	Dominican Republic International Bond
$ 150,000	4.50%, 01/30/2030(4)	147,152
181,000	6.40%, 06/05/2049(4)	180,348
		327,500
	Ghana - 0.3%
200,000	Ghana Government International Bond 6.38%, 02/11/2027(4)	160,000
	Hungary - 0.2%
	Hungary Government International Bond
EUR 45,000	1.50%, 11/17/2050(4)	44,891
40,000	1.63%, 04/28/2032(4)	45,849
		90,740
	Indonesia - 0.5%
$ 230,000	Indonesia Government International Bond 4.63%, 04/15/2043(4)	252,188
	Ivory Coast - 0.5%
EUR 200,000	Ivory Coast Government International Bond 5.88%, 10/17/2031(4)	225,657
	Jordan - 0.5%
$ 220,000	Jordan Government International Bond 6.13%, 01/29/2026(4)	231,568
	Macedonia - 0.3%
EUR 100,000	North Macedonia Government International Bond 3.68%, 06/03/2026(1)	117,474
	Mexico - 1.2%
	Mexico Government International Bond
150,000	1.13%, 01/17/2030	158,811
$ 406,000	5.00%, 04/27/2051	431,310
		590,121
	Morocco - 0.2%
EUR 100,000	Morocco Government International Bond 1.50%, 11/27/2031(4)	100,323
	Panama - 0.4%
$ 200,000	Panama Government International Bond 4.50%, 04/01/2056	203,986
	Philippines - 0.2%
EUR 100,000	Philippine Government International Bond 1.75%, 04/28/2041	107,358
	Romania - 0.9%
	Romanian Government International Bond
80,000	2.12%, 07/16/2031(4)	81,849
131,000	2.75%, 04/14/2041(1)	122,709
219,000	2.88%, 04/13/2042(4)	205,901
		410,459

The accompanying notes are an integral part of these financial statements.
57

Hartford Sustainable Income ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 23.5% - (continued)
	Senegal - 0.5%
	Senegal Government International Bond
EUR 100,000	4.75%, 03/13/2028(4)	$ 111,724
100,000	5.38%, 06/08/2037(1)	103,094
		214,818
	Serbia - 0.3%
127,000	Serbia International Bond 1.50%, 06/26/2029(4)	134,793
	South Africa - 0.5%
ZAR 2,310,000	Republic of South Africa Government Bond 8.00%, 01/31/2030	137,809
$ 100,000	Republic of South Africa Government International Bond 6.25%, 03/08/2041	101,756
		239,565
	Supranational - 1.8%
INR 8,800,000	Asian Development Bank 6.20%, 10/06/2026	117,927
	Asian Infrastructure Investment Bank
TRY 550,000	17.70%, 09/21/2023(4)	34,388
200,000	19.50%, 08/16/2023(4)	13,169
CNY 810,000	European Bank for Reconstruction & Development 2.00%, 01/21/2025	124,754
	European Investment Bank
IDR 1,670,000,000	5.75%, 01/24/2025(4)	118,022
MXN 2,435,000	7.50%, 07/30/2023	116,768
TRY 1,130,000	International Bank for Reconstruction & Development 11.00%, 08/25/2022	78,483
	International Finance Corp.
RUB 11,000,000	4.50%, 02/23/2026	122,501
BRL 710,000	6.20%, 07/27/2022	130,591
		856,603
	Switzerland - 5.7%
CHF 2,500,000	Swiss Confederation Government Bond 2.00%, 05/25/2022(4)	2,708,448
	Ukraine - 0.5%
	Ukraine Government International Bond
$ 200,000	7.25%, 03/15/2033(4)	167,551
100,000	7.75%, 09/01/2027(4)	87,740
		255,291
	Total Foreign Government Obligations (cost $11,996,786)	$ 11,162,436
SENIOR FLOATING RATE INTERESTS - 25.5%(9)
	Auto Parts & Equipment - 0.7%
325,561	Clarios Global L.P. 3.36%, 04/30/2026, 1 mo. USD LIBOR + 3.250%	$ 323,689
	Chemicals - 1.3%
323,075	Axalta Coating Systems U.S. Holdings, Inc. 0.01%, 06/01/2024, 3 mo. USD LIBOR + 1.750%(10)	321,937
300,000	Diamond (BC) B.V. 3.50%, 09/29/2028, 1 mo. USD LIBOR + 3.000%	298,959
		620,896
	Commercial Services - 3.9%
523,688	APX Group, Inc. 4.00%, 07/09/2028, 1 mo. USD LIBOR + 3.500%	522,378
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 25.5%(9) - (continued)
	Commercial Services - 3.9% - (continued)
$ 349,125	MPH Acquisition Holdings LLC 4.75%, 09/01/2028, 3 mo. USD LIBOR + 4.250%	$ 338,697
EUR 250,000	Techem Verwaltungsgesellschaft 675 mbH 2.38%, 07/15/2025, 3 mo. EURIBOR + 2.375%	276,427
$ 372,834	Trans Union LLC 0.01%, 11/15/2026, 1 mo. USD LIBOR + 1.750%(10)	368,689
EUR 300,000	Verisure Holding AB 3.25%, 03/25/2028, 3 mo. EURIBOR + 3.250%	333,421
		1,839,612
	Construction Materials - 0.7%
$ 349,091	Summit Materials LLC 2.11%, 11/21/2024, 3 mo. USD LIBOR + 2.000%	348,944
	Distribution/Wholesale - 0.5%
248,728	American Builders & Contractors Supply Co., Inc. 2.11%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	247,395
	Electronics - 0.6%
EUR 250,000	Zephyr German BidCo GmbH 3.65%, 03/10/2028, 3 mo. EURIBOR + 3.750%	280,006
	Environmental Control - 1.1%
$ 360,000	Clean Harbors, Inc. 2.11%, 10/08/2028, 1 mo. USD LIBOR + 2.000%	359,550
145,000	Covanta Holding Corp. 3.00%, 11/17/2028, 1 mo. USD LIBOR + 2.500%	144,910
		504,460
	Food - 0.3%
130,000	U.S. Foods, Inc. 0.00%, 11/17/2028, 1 mo. USD LIBOR + 1.750%(10)	129,635
	Healthcare - Products - 2.1%
299,231	Agiliti Health, Inc. 2.88%, 01/04/2026, 3 mo. USD LIBOR + 2.875%	297,734
259,350	Avantor Funding, Inc. 2.75%, 11/06/2027, 1 mo. USD LIBOR + 2.250%	258,904
455,000	Medline Borrower LP 0.03%, 10/21/2028, 1 mo. USD LIBOR + 3.250%(10)	452,939
		1,009,577
	Healthcare - Services - 0.8%
149,248	Catalent Pharma Solutions, Inc. 2.50%, 02/22/2028, 1 mo. USD LIBOR + 2.000%	149,174
248,711	Sound Inpatient Physicians 2.86%, 06/27/2025, 3 mo. USD LIBOR + 2.750%	247,955
		397,129
	Holding Companies-Diversified - 0.7%
EUR 290,000	IVC Acquisition Ltd. 0.00%, 02/13/2026, 3 mo. EURIBOR + 4.000%(10)	325,038
	Home Builders - 0.2%
$ 115,000	Installed Building Products, Inc. 2.75%, 12/14/2028, 1 mo. USD LIBOR + 2.250%	115,048

The accompanying notes are an integral part of these financial statements.
58

Hartford Sustainable Income ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 25.5%(9) - (continued)
	Insurance - 0.4%
$ 100,000	Acrisure LLC 4.75%, 02/15/2027, 1 mo. USD LIBOR + 4.250%	$ 99,958
99,748	Hub International Ltd. 4.00%, 04/25/2025, 1 mo. USD LIBOR + 3.250%	99,516
		199,474
	Internet - 1.6%
372,391	Go Daddy Operating Co. LLC 0.02%, 02/15/2024, 1 mo. USD LIBOR + 1.750%(10)	369,702
375,000	Proofpoint, Inc. 3.75%, 08/31/2028, 1 mo. USD LIBOR + 3.250%	372,915
		742,617
	IT Services - 0.8%
373,107	Surf Holdings LLC 3.69%, 03/05/2027, 1 mo. USD LIBOR + 3.500%	371,055
	Leisure Time - 1.1%
190,000	Carnival Corp. 4.00%, 10/18/2028, 1 mo. USD LIBOR + 3.250%	188,100
348,250	Hayward Industries, Inc. 3.00%, 05/28/2028, 1 mo. USD LIBOR + 2.500%	346,819
		534,919
	Machinery-Diversified - 0.8%
373,101	Gardner Denver, Inc. 1.86%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	369,232
	Packaging & Containers - 2.6%
350,000	Berry Global, Inc. 1.85%, 07/01/2026, 1 mo. USD LIBOR + 1.750%	345,688
	Flex Acquisition Co., Inc.
247,810	3.21%, 06/29/2025, 3 mo. USD LIBOR + 3.000%	246,345
247,507	4.00%, 03/02/2028, 1 mo. USD LIBOR + 3.500%	246,983
100,000	Pretium PKG Holdings, Inc. 4.50%, 10/01/2028, 1 mo. USD LIBOR + 4.500%	99,917
299,250	Proampac PG Borrower LLC 4.50%, 11/03/2025, 1 mo. USD LIBOR + 3.750%	299,325
		1,238,258
	Pharmaceuticals - 1.6%
337,767	Change Healthcare Holdings LLC 3.50%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	337,345
EUR 234,875	Grifols S.A. 2.25%, 11/15/2027, 3 mo. EURIBOR + 2.250%	260,480
$ 139,648	Packaging Coordinators Midco, Inc. 4.50%, 11/30/2027, 1 mo. USD LIBOR + 3.500%	139,503
		737,328
	Retail - 0.5%
248,749	LBM Acquisition LLC 0.05%, 12/18/2027, 1 mo. USD LIBOR + 3.750%(10)	247,090
	Semiconductors - 0.6%
280,000	MKS Instruments, Inc. 0.00%, 10/21/2028(10)	279,387
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 25.5%(9) - (continued)
	Software - 1.3%
$ 200,000	DCert Buyer, Inc. 7.11%, 02/19/2029, 1 mo. USD LIBOR + 7.105%	$ 200,900
	Zelis Healthcare Corp.
298,493	0.03%, 09/30/2026, 1 mo. USD LIBOR + 3.500%(10)	297,155
22,000	3.50%, 09/30/2026(11)	21,835
120,695	3.60%, 09/30/2026	119,790
		639,680
	Telecommunications - 0.5%
244,388	Xplornet Communications, Inc. 4.50%, 10/02/2028, 1 mo. USD LIBOR + 4.000%	243,816
	Transportation - 0.8%
375,000	First Student Bidco, Inc. 3.50%, 07/21/2028, 1 mo. USD LIBOR + 3.000%	372,761
	Total Senior Floating Rate Interests (cost $12,213,946)	$ 12,117,046
U.S. GOVERNMENT AGENCIES - 9.9%
	Mortgage-Backed Agencies - 9.9%
	FHLMC - 0.8%
160,001	4.36%, 11/25/2023, 1 mo. USD LIBOR + 4.250%(2)	$ 165,168
199,238	4.61%, 02/25/2024, 1 mo. USD LIBOR + 4.500%(2)	205,852
		371,020
	UMBS - 9.1%
2,970,000	2.00%, 02/14/2052(12)	2,895,750
1,455,000	2.00%, 03/14/2052(12)	1,415,489
		4,311,239
	Total U.S. Government Agencies (cost $4,691,676)	$ 4,682,259
U.S. GOVERNMENT SECURITIES - 1.5%
	U.S. Treasury Securities - 1.5%
	U.S. Treasury Bonds - 0.6%
230,250	0.88%, 02/15/2047(13)	$ 287,623
		287,623
	U.S. Treasury Notes - 0.9%
379,368	0.13%, 07/15/2030(13)(14)	411,872
		411,872
	Total U.S. Government Securities (cost $736,949)	$ 699,495
CONVERTIBLE PREFERRED STOCKS - 0.8%
	Automobiles & Components - 0.2%
670	Aptiv plc, 5.50%	$ 104,373
	Health Care Equipment & Services - 0.3%
2,900	Becton Dickinson and Co. Series B, 6.00%	152,714

The accompanying notes are an integral part of these financial statements.
59

Hartford Sustainable Income ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount			Market Value†
CONVERTIBLE PREFERRED STOCKS - 0.8% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 0.3%
69	Danaher Corp., 5.00%(15)		$ 106,550
	Total Convertible Preferred Stocks (cost $384,795)		$ 363,637
ESCROWS - 0.4%(16)
	Media & Entertainment - 0.4%
190,000	Scripps Escrow, Inc. Expires 07/15/2027(1)		$ 193,800
	Total Escrows (cost $195,205)		$ 193,800
	Total Long-Term Investments (Cost $54,598,524)		$ 51,932,638
SHORT-TERM INVESTMENTS - 4.4%
	Securities Lending Collateral - 0.2%
3,370	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(17)		$ 3,370
90,763	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(17)		90,763
5,141	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(17)		5,141
			99,274
	U.S. Treasury Securities - 4.2%
$ 1,995,000	U.S. Treasury Bill 0.07%, 04/14/2022(18)		1,994,451
	Total Short-Term Investments (cost $2,093,985)		$ 2,093,725
	Total Investments (cost $56,692,509)	113.9%	$ 54,026,363
	Other Assets and Liabilities	(13.9)%	(6,599,502)
	Total Net Assets	100.0%	$ 47,426,861
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At January 31, 2022, the aggregate value of these securities was $10,683,092, representing 22.5% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2022. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At January 31, 2022, the aggregate value of these securities was $18,657,995, representing 39.3% of net assets.
(5)	Security is a zero-coupon bond.
(6)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at January 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(7)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(8)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of January 31, 2022.
(10)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(11)	This security, or a portion of this security, has unfunded loan commitments. As of January 31, 2022, the aggregate value of the unfunded commitment was $21,835, which represents 0.0% of total net assets.
(12)	Represents or includes a TBA transaction.
(13)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(14)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of January 31, 2022, the market value of securities pledged was $379,987.
(15)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(16)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.
(17)	Current yield as of period end.
(18)	The rate shown represents current yield to maturity.

The accompanying notes are an integral part of these financial statements.
60

Hartford Sustainable Income ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

OTC Option Contracts Outstanding at January 31, 2022
Description	Counterparty	Exercise Price/ FX Rate/Rate		Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Call
CDX.NA.HY.S37.V1.5Y	GSC	107.00	USD	02/16/2022	(2,385,000)	USD	(2,385,000)	$ (11,602)	$ (16,457)	$ 4,855
Put
CDX.NA.HY.S37.V1.5Y	GSC	107.00	USD	02/16/2022	(2,385,000)	USD	(2,385,000)	$ (23,604)	$ (18,841)	$ (4,763)
Total Written Option Contracts OTC option contracts								$ (35,206)	$ (35,298)	$ 92

Futures Contracts Outstanding at January 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 5-Year Note Future	24	03/31/2022	$ 2,860,875	$ (3,661)
U.S. Treasury 10-Year Note Future	52	03/22/2022	6,654,375	(93,905)
U.S. Treasury 10-Year Ultra Future	20	03/22/2022	2,856,562	(1,005)
U.S. Treasury Long Bond Future	3	03/22/2022	466,875	(22,006)
U.S. Treasury Ultra Bond Future	7	03/22/2022	1,322,563	(22,511)
Total				$ (143,088)
Short position contracts:
Euro-BUND Future	15	03/08/2022	$ 2,843,584	$ 40,789
Euro-BUXL 30-Year Bond Future	2	03/08/2022	455,798	28,672
U.S. Treasury 2-Year Note Future	63	03/31/2022	13,649,344	41,955
Total				$ 111,416
Total futures contracts				$ (31,672)

Centrally Cleared Credit Default Swap Contracts Outstanding at January 31, 2022
Reference Entity	Notional Amount		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.36.V1	USD	720,000	(1.00%)	12/20/2026	Quarterly	$ 26,812	$ 35,712	$ 8,900
Sell protection:
CDX.NA.HY.37.V1	USD	2,355,000	5.00%	12/20/2026	Quarterly	$ 166,780	$ 173,047	$ 6,267
Total centrally cleared credit default swap contracts						$ 193,592	$ 208,759	$ 15,167

Foreign Currency Contracts Outstanding at January 31, 2022
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
27,000	EUR	30,283	USD	UBS	02/28/2022	$ 1
21,000	EUR	23,716	USD	GSC	02/28/2022	(162)
143,052	USD	200,000	AUD	MSC	03/16/2022	2,111
150,632	USD	191,000	CAD	GSC	02/28/2022	453
145,763	USD	185,000	CAD	MSC	03/16/2022	309
2,752,495	USD	2,500,000	CHF	UBS	05/25/2022	57,123
2,502,552	USD	16,000,000	DKK	DEUT	03/01/2022	90,460
4,106,208	USD	3,625,000	EUR	TDB	02/28/2022	40,311
2,487,026	USD	2,193,000	EUR	DEUT	03/16/2022	26,164
The accompanying notes are an integral part of these financial statements.
61

Hartford Sustainable Income ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Foreign Currency Contracts Outstanding at January 31, 2022 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
284,195	USD	215,000	GBP	BNP	03/16/2022	$ (4,180)
297,117	USD	33,800,000	JPY	MSC	03/16/2022	3,646
Total foreign currency contracts						$ 216,236
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 2,074,689	$ —	$ 2,074,689	$ —
Convertible Bonds	2,212,641	—	2,212,641	—
Corporate Bonds	18,426,635	—	18,426,635	—
Foreign Government Obligations	11,162,436	—	11,162,436	—
Senior Floating Rate Interests	12,117,046	—	12,117,046	—
U.S. Government Agencies	4,682,259	—	4,682,259	—
U.S. Government Securities	699,495	—	699,495	—
Convertible Preferred Stocks	363,637	363,637	—	—
Escrows	193,800	—	193,800	—
Short-Term Investments	2,093,725	99,274	1,994,451	—
Foreign Currency Contracts(2)	220,578	—	220,578	—
Futures Contracts(2)	111,416	111,416	—	—
Swaps - Credit Default(2)	15,167	—	15,167	—
Total	$ 54,373,524	$ 574,327	$ 53,799,197	$ —
Liabilities
Foreign Currency Contracts(2)	$ (4,342)	$ —	$ (4,342)	$ —
Futures Contracts(2)	(143,088)	(143,088)	—	—
Written Options	(35,206)	—	(35,206)	—
Total	$ (182,636)	$ (143,088)	$ (39,548)	$ —

(1)	For the period ended January 31, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
62

Hartford Total Return Bond ETF
Schedule of Investments
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.2%
	Asset-Backed - Automobile - 0.3%
$ 588,998	Chesapeake Funding LLC 1.95%, 09/15/2031(1)	$ 591,911
645,000	Credit Acceptance Auto Loan Trust 1.00%, 05/15/2030(1)	636,494
220,000	Santander Drive Auto Receivables Trust 1.48%, 01/15/2027	219,845
1,010,000	Tricolor Auto Securitization Trust 1.00%, 06/17/2024(1)	1,005,025
610,000	Westlake Automobile Receivables Trust 1.65%, 02/17/2026(1)	606,556
		3,059,831
	Asset-Backed - Credit Card - 0.2%
1,170,000	Evergreen Credit Card Trust 1.90%, 09/15/2024(1)	1,178,648
865,000	Mercury Financial Credit Card Master Trust 1.54%, 03/20/2026(1)	861,999
		2,040,647
	Asset-Backed - Finance & Insurance - 2.8%
239,911	Aaset Trust 3.35%, 01/16/2040(1)	223,659
43,875	Bayview Koitere Fund Trust 3.50%, 07/28/2057(1)(2)	44,338
30,827	Bayview Opportunity Master Fund Trust 3.50%, 10/28/2057(1)(2)	30,681
442,667	BHG Securitization Trust 0.90%, 10/17/2034(1)	438,203
	BlueMountain CLO Ltd.
1,440,000	1.35%, 04/20/2034, 3 mo. USD LIBOR + 1.100%(1)(3)	1,437,693
2,850,000	1.40%, 04/19/2034, 3 mo. USD LIBOR + 1.150%(1)(3)	2,852,539
3,300,000	Buckhorn Park CLO Ltd. 1.36%, 07/18/2034, 3 mo. USD LIBOR + 1.120%(1)(3)	3,301,914
936,202	Carlyle Global Market Strategies CLO Ltd. 1.24%, 01/15/2031, 3 mo. USD LIBOR + 1.000%(1)(3)	936,220
	Carlyle U.S. CLO Ltd.
2,047,000	1.30%, 04/15/2034, 3 mo. USD LIBOR + 1.060%(1)(3)	2,041,573
1,010,000	1.33%, 04/20/2034, 3 mo. USD LIBOR + 1.080%(1)(3)	1,008,933
352,718	CF Hippolyta LLC 1.99%, 07/15/2060(1)	340,986
322,880	CIFC Funding Ltd. 1.12%, 04/19/2029, 3 mo. USD LIBOR + 0.870%(1)(3)	322,705
375,000	Cirrus Funding Ltd. 4.80%, 01/25/2037(1)	385,107
1,488,919	Dryden Senior Loan Fund 1.24%, 04/15/2029, 3 mo. USD LIBOR + 1.000%(1)(3)	1,489,367
3,607,643	Galaxy XXIII CLO Ltd. 1.13%, 04/24/2029, 3 mo. USD LIBOR + 0.870%(1)(3)	3,606,738
280,000	GMF Floorplan Owner Revolving Trust 0.68%, 08/15/2025(1)	277,445
237,522	Magnetite Ltd. 1.04%, 01/15/2028, 3 mo. USD LIBOR + 0.800%(1)(3)	237,829
217,131	NRZ Excess Spread-Collateralized Notes 3.84%, 12/25/2025(1)	217,042
1,211,298	Pretium Mortgage Credit Partners LLC 1.74%, 07/25/2051(1)(4)	1,196,249
2,065,000	Regatta Funding Ltd. 1.41%, 04/20/2034, 3 mo. USD LIBOR + 1.160%(1)(3)	2,065,750
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.2% - (continued)
	Asset-Backed - Finance & Insurance - 2.8% - (continued)
$ 2,025,000	RR Ltd. 1.35%, 07/15/2036, 3 mo. USD LIBOR + 1.110%(1)(3)	$ 2,024,996
	Sound Point CLO Ltd.
2,270,000	1.33%, 04/25/2034, 3 mo. USD LIBOR + 1.070%(1)(3)	2,269,430
250,000	1.34%, 01/26/2031, 3 mo. USD LIBOR + 1.070%(1)(3)	250,062
950,000	1.39%, 04/18/2031, 3 mo. USD LIBOR + 1.150%(1)(3)	949,502
2,590,000	Symphony CLO Ltd. 1.23%, 04/19/2034, 3 mo. USD LIBOR + 0.980%(1)(3)	2,583,105
2,280,000	Thompson Park CLO Ltd. 1.24%, 04/15/2034, 3 mo. USD LIBOR + 1.000%(1)(3)	2,279,428
375,792	Treman Park CLO Ltd. 1.32%, 10/20/2028, 3 mo. USD LIBOR + 1.070%(1)(3)	375,614
739,315	Voya CLO Ltd. 1.14%, 01/18/2029, 3 mo. USD LIBOR + 0.900%(1)(3)	738,781
		33,925,889
	Commercial Mortgage-Backed Securities - 3.9%
965,000	BAMLL Commercial Mortgage Securities Trust 3.11%, 11/05/2032(1)	970,372
	Benchmark Mortgage Trust
11,329,246	0.50%, 01/15/2051(2)(5)	274,955
20,391,298	0.51%, 07/15/2051(2)(5)	478,926
8,924,107	1.23%, 03/15/2062(2)(5)	600,998
3,653,262	1.52%, 01/15/2054(2)(5)	409,821
1,866,276	1.79%, 07/15/2053(2)(5)	192,219
2,200,000	3.88%, 02/15/2051(2)	2,370,153
	BX Commercial Mortgage Trust
1,781,097	1.03%, 10/15/2036, 1 mo. USD LIBOR + 0.920%(1)(3)	1,780,029
580,000	1.88%, 05/15/2035, 1 mo. USD LIBOR + 1.770%(1)(3)	576,405
785,000	CAMB Commercial Mortgage Trust 2.66%, 12/15/2037, 1 mo. USD LIBOR + 2.550%(1)(3)	782,002
1,527,000	CD Mortgage Trust 3.63%, 02/10/2050	1,613,881
	Citigroup Commercial Mortgage Trust
1,300,000	3.62%, 07/10/2047	1,348,561
766,000	4.10%, 11/15/2049(2)	767,717
107,009	Citigroup Mortgage Loan Trust 3.25%, 03/25/2061(1)(2)	108,590
	Commercial Mortgage Trust
10,288,426	0.55%, 02/10/2047(2)(5)	97,938
389,000	2.82%, 01/10/2039	398,576
979,373	2.94%, 01/10/2046	987,065
700,000	3.18%, 02/10/2035(1)	721,358
1,470,000	3.61%, 08/10/2049(1)(2)	1,518,096
1,120,000	3.69%, 08/10/2047	1,164,712
900,000	3.80%, 08/10/2047	937,359
395,000	3.90%, 01/10/2039	404,794
1,095,125	3.96%, 03/10/2047	1,136,469
360,000	4.24%, 02/10/2047(2)	375,150
1,000,000	4.25%, 07/10/2045(2)	1,030,949
13,149,967	CSAIL Commercial Mortgage Trust 0.74%, 06/15/2057(2)(5)	256,589
	DBJPM Mortgage Trust
3,956,560	1.71%, 09/15/2053(2)(5)	361,533
2,660,000	2.89%, 08/10/2049	2,725,988
	GS Mortgage Securities Trust
6,618,693	0.67%, 02/13/2053(2)(5)	287,311

The accompanying notes are an integral part of these financial statements.
63

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.2% - (continued)
	Commercial Mortgage-Backed Securities - 3.9% - (continued)
$ 2,000,000	3.05%, 05/10/2049	$ 2,061,620
2,440,000	3.43%, 08/10/2050	2,571,871
890,000	3.63%, 11/10/2047	927,104
100,000	4.07%, 01/10/2047	103,702
415,000	JP Morgan Chase Commercial Mortgage Securities Trust 2.81%, 01/16/2037(1)	418,154
	JPMBB Commercial Mortgage Securities Trust
841,381	3.36%, 07/15/2045	852,113
100,000	3.93%, 09/15/2047	104,706
100,000	4.00%, 04/15/2047	103,581
2,050,000	JPMCC Commercial Mortgage Securities Trust 3.72%, 03/15/2050	2,169,541
365,000	Life Mortgage Trust 1.51%, 03/15/2038, 1 mo. USD LIBOR + 1.400%(1)(3)	351,974
1,410,000	Morgan Stanley 3.53%, 12/15/2047	1,463,612
4,085,278	Morgan Stanley Capital Trust 1.34%, 06/15/2050(2)(5)	207,209
670,000	MTRO Commercial Mortgage Trust 1.91%, 12/15/2033, 1 mo. USD LIBOR + 1.800%(1)(3)	652,539
1,005,120	UBS-Barclays Commercial Mortgage Trust 3.24%, 04/10/2046	1,018,899
784,994	Wells Fargo Commercial Mortgage Trust 2.92%, 10/15/2045	789,334
	Wells Fargo N.A.
5,757,289	0.60%, 11/15/2062(2)(5)	234,949
14,119,415	0.64%, 11/15/2062(2)(5)	636,698
15,902,676	0.70%, 02/15/2061(2)(5)	587,707
6,970,454	0.73%, 11/15/2050(2)(5)	248,932
4,300,999	0.77%, 11/15/2054(2)(5)	159,722
11,057,289	0.88%, 01/15/2063(2)(5)	658,302
3,476,942	0.90%, 05/15/2062(2)(5)	191,754
7,327,490	1.78%, 03/15/2063(2)(5)	924,978
1,790,000	3.44%, 09/15/2060	1,890,653
	WF-RBS Commercial Mortgage Trust
1,170,000	2.88%, 12/15/2045	1,179,001
1,025,000	3.61%, 11/15/2047	1,066,672
100,000	4.00%, 05/15/2047	103,777
100,000	4.05%, 03/15/2047	103,901
		46,461,521
	Other Asset-Backed Securities - 4.0%
	Affirm Asset Securitization Trust
451,530	1.90%, 01/15/2025(1)	451,261
196,033	3.46%, 10/15/2024(1)	198,712
593,488	Ajax Mortgage Loan Trust 2.12%, 01/25/2061(1)(4)	590,572
375,000	Arbor Realty Commercial Real Estate Notes Ltd. 1.20%, 05/15/2036, 1 mo. USD LIBOR + 1.100%(1)(3)	374,095
122,331	Atlas Senior Loan Fund Ltd. 1.12%, 04/20/2028, 3 mo. USD LIBOR + 0.870%(1)(3)	122,331
820,000	Avant Loans Funding Trust 1.21%, 07/15/2030(1)	808,948
2,400,000	Bain Capital Credit CLO Ltd. 1.44%, 07/25/2034, 3 mo. USD LIBOR + 1.180%(1)(3)	2,402,827
197,724	CF Hippolyta LLC 1.98%, 03/15/2061(1)	191,591
970,000	CIFC Funding Ltd. 1.24%, 04/18/2031, 3 mo. USD LIBOR + 1.000%(1)(3)	970,019
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.2% - (continued)
	Other Asset-Backed Securities - 4.0% - (continued)
	Domino's Pizza Master Issuer LLC
$ 937,912	2.66%, 04/25/2051(1)	$ 927,936
411,600	3.67%, 10/25/2049(1)	424,699
48,375	4.12%, 07/25/2048(1)	49,277
	Madison Park Funding Ltd.
244,929	1.20%, 04/19/2030, 3 mo. USD LIBOR + 0.950%(1)(3)	244,992
2,310,000	1.36%, 07/17/2034, 3 mo. USD LIBOR + 1.120%(1)(3)	2,310,330
440,000	Marlette Funding Trust 1.06%, 09/15/2031(1)	434,314
1,300,000	MF1 Multifamily Housing Mortgage 1.80%, 02/19/2037	1,296,781
28,307	Mill City Mortgage Loan Trust 2.75%, 01/25/2061(1)(2)	28,592
2,490,000	Nassau LLC 1.49%, 08/26/2034, 3 mo. USD LIBOR + 1.250%(1)(3)	2,494,216
793,272	Navient Private Education Refi Loan Trust 0.97%, 12/16/2069(1)	769,277
2,205,000	NRZ Advance Receivables Trust 1.48%, 09/15/2053(1)	2,191,828
662,594	OCP CLO Ltd. 1.36%, 10/18/2028, 3 mo. USD LIBOR + 1.120%(1)(3)	662,610
550,000	OZLM Ltd. 1.35%, 10/20/2031, 3 mo. USD LIBOR + 1.100%(1)(3)	550,277
	Pretium Mortgage Credit Partners LLC
903,331	1.87%, 07/25/2051(1)(4)	890,216
1,137,641	1.99%, 06/27/2060(1)(2)(4)	1,073,337
2,365,000	RR LLC 1.39%, 07/15/2035, 3 mo. USD LIBOR + 1.150%(1)(3)	2,366,369
203,894	Sapphire Aviation Finance Ltd. 3.23%, 03/15/2040(1)	196,989
310,000	Stack Infrastructure Issuer LLC 1.89%, 08/25/2045(1)	301,430
490,000	Summit Issuer LLC 2.29%, 12/20/2050(1)	479,719
638,595	TICP CLO Ltd. 1.09%, 04/20/2028, 3 mo. USD LIBOR + 0.840%(1)(3)	636,805
	Towd Point Mortgage Trust
991,679	1.75%, 10/25/2060(1)	982,319
361,008	2.75%, 10/25/2056(1)(2)	363,593
781,860	2.75%, 06/25/2057(1)(2)	787,272
1,055,052	2.75%, 10/25/2057(1)(2)	1,065,602
1,124,287	2.90%, 10/25/2059(1)(2)	1,141,253
1,080,895	3.25%, 03/25/2058(1)(2)	1,099,698
120,463	3.25%, 07/25/2058(1)(2)	121,930
64,169	3.75%, 05/25/2058(1)(2)	65,954
542,334	Upstart Securitization Trust 0.83%, 07/20/2031(1)	538,807
	Vantage Data Centers Issuer LLC
1,640,000	1.65%, 09/15/2045(1)	1,583,411
978,017	4.20%, 11/16/2043(1)	996,447
	Venture CLO Ltd.
2,270,000	1.37%, 04/15/2034, 3 mo. USD LIBOR + 1.130%(1)(3)	2,270,545
915,000	1.48%, 04/15/2034, 3 mo. USD LIBOR + 1.240%(1)(3)	916,325
1,953,041	Vericrest Opportunity Loan Transferee 1.87%, 08/25/2051(1)(4)	1,949,403
792,352	VOLT C LLC 1.99%, 05/25/2051(1)(4)	787,091
1,255,630	VOLT XCIX LLC 2.12%, 04/25/2051(1)(4)	1,248,765
705,000	Voya CLO Ltd. 1.43%, 10/18/2031, 3 mo. USD LIBOR + 1.190%(1)(3)	704,822

The accompanying notes are an integral part of these financial statements.
64

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.2% - (continued)
	Other Asset-Backed Securities - 4.0% - (continued)
$ 1,830,000	Wellfleet CLO Ltd. 1.42%, 07/20/2032, 3 mo. USD LIBOR + 1.170%(1)(3)	$ 1,830,280
	Wendy's Funding LLC
2,149,200	2.37%, 06/15/2051(1)	2,064,719
590,400	3.88%, 03/15/2048(1)	608,917
2,365,000	Wind River CLO Ltd. 1.68%, 10/20/2033	2,371,222
243,775	Wingstop Funding LLC 2.84%, 12/05/2050(1)	240,906
		48,179,631
	Whole Loan Collateral CMO - 10.0%
2,054,299	510 Asset Backed Trust 2.24%, 06/25/2061(1)(4)	2,019,053
	Angel Oak Mortgage Trust
873,616	0.91%, 01/25/2066(1)(2)	869,958
1,844,084	0.95%, 07/25/2066(1)(2)	1,819,253
753,593	0.99%, 04/25/2053(1)(2)	749,671
731,955	0.99%, 04/25/2066(1)(2)	722,518
1,458,946	1.07%, 05/25/2066(1)(2)	1,437,105
747,410	1.24%, 01/20/2065(1)(2)	736,454
1,219,382	1.82%, 11/25/2066(1)(2)	1,210,529
55,337	Bear Stearns Adjustable Rate Mortgage Trust 2.32%, 08/25/2035(2)	55,235
844,017	BINOM Securitization Trust 2.03%, 06/25/2056(1)(2)	838,321
	BRAVO Residential Funding Trust
545,554	0.94%, 02/25/2049(1)(2)	539,269
763,151	0.97%, 03/25/2060(1)(2)	748,231
1,880,257	1.62%, 03/01/2061(1)(4)	1,841,255
574,005	Cascade MH Asset Trust 1.75%, 02/25/2046(1)	576,785
20,545	CIM Trust 3.00%, 04/25/2057(1)(2)	20,702
	COLT Mortgage Loan Trust
430,876	0.80%, 07/27/2054(1)(2)	429,012
1,106,184	0.91%, 06/25/2066(1)(2)	1,079,819
1,937,856	0.96%, 09/27/2066(1)(2)	1,891,699
1,160,756	1.34%, 08/25/2066(1)(2)	1,135,152
2,980,000	2.28%, 12/27/2066	2,979,970
	Connecticut Avenue Securities Trust
45,899	2.21%, 06/25/2039, 1 mo. USD LIBOR + 2.100%(1)(3)	45,927
313,515	2.26%, 11/25/2039, 1 mo. USD LIBOR + 2.150%(1)(3)	312,974
132,428	2.41%, 08/25/2031, 1 mo. USD LIBOR + 2.300%(1)(3)	132,974
986,467	Credit Suisse Mortgage Capital Certificates 0.94%, 05/25/2066(1)(2)	962,529
3,040,000	Credit Suisse Mortgage Trust 2.27%, 11/25/2066	3,029,408
	CSMC Trust
357,597	0.81%, 05/25/2065(1)(2)	352,848
722,042	0.83%, 03/25/2056(1)(2)	718,048
1,767,715	1.10%, 05/25/2066(1)(2)	1,741,987
1,535,899	1.18%, 02/25/2066(1)(2)	1,528,026
601,608	1.80%, 12/27/2060(1)(2)	594,530
1,157,095	1.84%, 10/25/2066(1)(2)	1,149,813
	Deephaven Residential Mortgage Trust
513,878	0.90%, 04/25/2066(1)(2)	504,593
675,934	2.34%, 01/25/2060(1)(2)	674,895
149,008	Eagle RE Ltd. 1.81%, 11/25/2028, 1 mo. USD LIBOR + 1.700%(1)(3)	149,008
	Ellington Financial Mortgage Trust
206,872	0.80%, 02/25/2066(1)(2)	203,107
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.2% - (continued)
	Whole Loan Collateral CMO - 10.0% - (continued)
$ 437,710	0.93%, 06/25/2066(1)(2)	$ 429,346
1,270,000	2.21%, 02/25/2026	1,269,260
	Fannie Mae Connecticut Avenue Securities
126,377	2.31%, 08/25/2030, 1 mo. USD LIBOR + 2.200%(3)	127,520
140,430	2.36%, 07/25/2030, 1 mo. USD LIBOR + 2.250%(3)	142,191
152,267	2.46%, 01/25/2031, 1 mo. USD LIBOR + 2.350%(3)	153,896
88,270	2.71%, 05/25/2024, 1 mo. USD LIBOR + 2.600%(3)	89,651
555,399	3.11%, 07/25/2024, 1 mo. USD LIBOR + 3.000%(3)	564,409
594,166	3.66%, 07/25/2029, 1 mo. USD LIBOR + 3.550%(3)	609,687
461,107	4.46%, 05/25/2029, 1 mo. USD LIBOR + 4.350%(3)	477,852
572,163	4.51%, 01/25/2024, 1 mo. USD LIBOR + 4.400%(3)	595,357
284,447	5.01%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(3)	296,567
310,978	5.11%, 11/25/2024, 1 mo. USD LIBOR + 5.000%(3)	314,900
261,308	5.11%, 07/25/2025, 1 mo. USD LIBOR + 5.000%(3)	268,374
1,073,343	5.66%, 04/25/2028, 1 mo. USD LIBOR + 5.550%(3)	1,118,859
794,173	5.81%, 04/25/2028, 1 mo. USD LIBOR + 5.700%(3)	836,443
209,139	6.11%, 09/25/2028, 1 mo. USD LIBOR + 6.000%(3)	215,191
	GCAT Trust
1,116,915	0.87%, 01/25/2066(1)(2)	1,111,793
990,027	1.04%, 05/25/2066(1)(2)	981,957
1,351,871	1.09%, 05/25/2066(1)(2)	1,326,161
1,802,490	1.09%, 08/25/2066(1)(2)	1,762,977
1,057,710	1.92%, 08/25/2066(1)(2)	1,051,002
288,537	Home Re Ltd. 1.71%, 10/25/2028, 1 mo. USD LIBOR + 1.600%(1)(3)	288,537
985,650	Imperial Fund Mortgage Trust 1.07%, 09/25/2056(1)(2)	964,320
	Legacy Mortgage Asset Trust
443,519	1.65%, 11/25/2060(1)(4)	438,025
598,831	1.75%, 04/25/2061(1)(4)	594,498
794,817	1.75%, 07/25/2061(1)(4)	784,420
	LSTAR Securities Investment Ltd.
1,556,882	1.80%, 03/02/2026, 1 mo. USD LIBOR + 1.700%(1)(3)	1,556,891
948,516	1.91%, 02/01/2026, 1 mo. USD LIBOR + 1.800%(1)(3)	948,281
687,493	MetLife Securitization Trust 3.75%, 03/25/2057(1)(2)	705,884
	MFA Trust
147,308	1.01%, 01/26/2065(1)(2)	146,110
875,030	1.03%, 11/25/2064(1)(2)	861,368
751,872	1.15%, 04/25/2065(1)(2)	746,952
	New Residential Mortgage Loan Trust
220,623	0.86%, 01/25/2048, 1 mo. USD LIBOR + 0.750%(1)(3)	220,078
680,082	0.94%, 07/25/2055(1)(2)	671,247
579,059	0.94%, 10/25/2058(1)(2)	568,377
2,980,000	2.28%, 01/25/2026	2,980,000
682,187	3.50%, 12/25/2057(1)(2)	691,498

The accompanying notes are an integral part of these financial statements.
65

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.2% - (continued)
	Whole Loan Collateral CMO - 10.0% - (continued)
$ 539,058	3.98%, 09/25/2057(1)(2)	$ 552,118
404,971	4.00%, 04/25/2057(1)(2)	419,847
446,556	4.00%, 08/27/2057(1)(2)	463,566
1,841,245	NMLT Trust 1.19%, 05/25/2056(1)(2)	1,811,358
	OBX Trust
1,191,568	1.05%, 07/25/2061(1)(2)	1,164,049
1,392,089	1.07%, 02/25/2066(1)(2)	1,369,227
2,722,000	Onslow Bay Financial LLC 2.31%, 11/25/2061	2,717,558
	OZLM Ltd.
214,201	1.25%, 07/17/2029, 3 mo. USD LIBOR + 1.010%(1)(3)	214,301
122,645	1.35%, 04/30/2027, 3 mo. USD LIBOR + 1.050%(1)(3)	122,691
	PMT Credit Risk Transfer Trust
283,593	2.11%, 03/27/2024, 1 mo. USD LIBOR + 2.000%(1)(3)	283,660
535,234	3.01%, 02/27/2024, 1 mo. USD LIBOR + 2.900%(1)(3)	543,608
	Preston Ridge Partners Mortgage Trust LLC
482,999	1.32%, 07/25/2051(1)(2)	469,004
1,145,912	1.79%, 06/25/2026(1)(4)	1,142,302
1,228,282	1.79%, 07/25/2026(1)(4)	1,223,508
2,034,412	1.87%, 04/25/2026(1)(4)	2,019,543
500,070	2.12%, 03/25/2026(1)(2)	493,132
272,260	2.36%, 11/25/2025(1)(4)	270,156
2,218,331	2.36%, 10/25/2026(1)(2)	2,197,215
2,226,858	Pretium Mortgage Credit Partners LLC 1.99%, 02/25/2061(1)(4)	2,184,860
1,017,948	PRPM LLC 2.49%, 10/25/2026(1)(4)	1,008,713
853,411	RCO VII Mortgage LLC 1.87%, 05/26/2026(1)(4)	851,124
575,074	Residential Mortgage Loan Trust 0.86%, 01/25/2065(1)(2)	569,642
	Seasoned Credit Risk Transfer Trust
762,117	2.50%, 08/25/2059	769,182
414,536	3.50%, 08/25/2057(2)	425,287
539,550	3.50%, 11/25/2057	570,408
1,428,302	3.50%, 07/25/2058	1,514,584
621,444	3.50%, 08/25/2058	649,768
2,068,025	3.50%, 10/25/2058	2,168,579
1,699,185	SG Residential Mortgage Trust 1.16%, 07/25/2061(1)(2)	1,672,183
	Starwood Mortgage Residential Trust
457,316	0.94%, 05/25/2065(1)(2)	451,803
1,643,176	1.13%, 06/25/2056(1)(2)	1,611,136
	Starwood Residential Mortgage Trust
1,202,663	1.22%, 05/25/2065(1)(2)	1,197,867
1,804,692	1.92%, 11/25/2066(1)(2)	1,792,922
	Structured Agency Credit Risk Trust
3,755	0.86%, 09/25/2048, 1 mo. USD LIBOR + 0.750%(1)(3)	3,755
580,993	1.76%, 04/25/2043, 1 mo. USD LIBOR + 1.650%(1)(3)	581,381
55,000	2.21%, 09/25/2048, 1 mo. USD LIBOR + 2.100%(1)(3)	55,658
	Toorak Mortgage Corp. Ltd.
835,452	1.15%, 07/25/2056(1)(2)	817,951
1,210,000	2.24%, 06/25/2024(1)(4)	1,199,789
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.2% - (continued)
	Whole Loan Collateral CMO - 10.0% - (continued)
$ 2,215,307	Towd Point Mortgage Trust 2.92%, 11/30/2060(1)(2)	$ 2,199,859
	Triangle Re Ltd.
1,065,000	1.95%, 02/25/2034, 3 mo USD SOFR + 1.900%(1)(3)	1,064,368
920,000	2.16%, 10/25/2033, 1 mo. USD LIBOR + 2.050%(1)(3)	920,000
	VCAT LLC
1,117,269	1.74%, 05/25/2051(1)(4)	1,115,752
352,936	2.12%, 03/27/2051(1)(4)	350,742
	Verus Securitization Trust
337,921	0.82%, 10/25/2063(1)(2)	336,185
718,876	0.92%, 02/25/2064(1)(2)	713,678
2,695,364	0.94%, 07/25/2066(1)(2)	2,660,882
2,219,865	1.01%, 09/25/2066(1)(2)	2,188,885
633,522	1.03%, 02/25/2066(1)(2)	624,602
1,300,645	1.82%, 11/25/2066(1)(2)	1,292,989
2,522,790	1.83%, 10/25/2066(1)(2)	2,506,012
1,330,888	VOLT XCIII LLC 1.89%, 02/27/2051(1)(4)	1,312,128
1,046,135	VOLT XCIV LLC 2.24%, 02/27/2051(1)(4)	1,035,925
1,086,290	VOLT XCV LLC 2.24%, 03/27/2051(1)(4)	1,085,200
1,071,356	VOLT XCVII LLC 2.24%, 04/25/2051(1)(4)	1,070,262
		118,761,441
	Total Asset & Commercial Mortgage-Backed Securities (cost $254,413,200)	$ 252,428,960
CORPORATE BONDS - 28.5%
	Advertising - 0.0%
	Lamar Media Corp.
155,000	3.75%, 02/15/2028	$ 151,271
80,000	4.88%, 01/15/2029	81,270
		232,541
	Aerospace/Defense - 0.4%
	Boeing Co.
826,000	5.04%, 05/01/2027	913,558
636,000	5.15%, 05/01/2030	715,514
290,000	BWX Technologies, Inc. 4.13%, 04/15/2029(1)	285,650
	L3Harris Technologies, Inc.
105,000	2.90%, 12/15/2029	105,982
755,000	3.85%, 06/15/2023	777,385
255,000	Northrop Grumman Corp. 5.15%, 05/01/2040	315,177
	Raytheon Technologies Corp.
1,040,000	3.95%, 08/16/2025	1,108,398
680,000	4.45%, 11/16/2038	775,613
		4,997,277
	Agriculture - 0.3%
	BAT Capital Corp.
545,000	2.26%, 03/25/2028	517,277
1,189,000	2.79%, 09/06/2024	1,209,384
873,000	BAT International Finance plc 1.67%, 03/25/2026	840,647
1,045,000	Kernel Holding S.A. 6.50%, 10/17/2024(6)	951,159
		3,518,467

The accompanying notes are an integral part of these financial statements.
66

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.5% - (continued)
	Airlines - 0.0%
$ 190,000	United Airlines, Inc. 4.63%, 04/15/2029(1)	$ 187,999
	Apparel - 0.3%
480,000	Hanesbrands, Inc. 4.88%, 05/15/2026(1)	497,400
2,409,000	William Carter Co. 5.63%, 03/15/2027(1)	2,466,214
		2,963,614
	Auto Manufacturers - 0.3%
320,000	Ford Motor Co. 3.25%, 02/12/2032	305,763
	General Motors Financial Co., Inc.
595,000	1.25%, 01/08/2026	568,972
3,035,000	1.50%, 06/10/2026	2,907,024
		3,781,759
	Beverages - 0.3%
254,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.70%, 02/01/2036	291,836
	Anheuser-Busch InBev Worldwide, Inc.
201,000	3.75%, 07/15/2042	207,310
558,000	4.60%, 04/15/2048	639,673
1,153,000	5.45%, 01/23/2039	1,417,683
	Constellation Brands, Inc.
170,000	2.88%, 05/01/2030	169,740
60,000	3.15%, 08/01/2029	61,186
160,000	4.65%, 11/15/2028	177,959
		2,965,387
	Biotechnology - 0.2%
165,000	Baxalta, Inc. 3.60%, 06/23/2022	165,992
	Royalty Pharma plc
1,299,000	2.15%, 09/02/2031	1,187,466
387,000	2.20%, 09/02/2030	358,368
		1,711,826
	Chemicals - 0.1%
200,000	Chemours Co. 5.38%, 05/15/2027	205,588
383,000	LYB International Finance LLC 1.25%, 10/01/2025	371,777
		577,365
	Commercial Banks - 5.4%
1,580,000	Bangkok Bank PCL 3.47%, 09/23/2036, (3.47% fixed rate until 09/23/2031; 5 year USD CMT + 2.150% thereafter)(1)(3)(7)	1,533,728
	Bank of America Corp.
680,000	2.46%, 10/22/2025, (2.46% fixed rate until 10/22/2024; 3 mo. USD LIBOR + 0.870% thereafter)(7)	686,159
1,880,000	2.50%, 02/13/2031, (2.50% fixed rate until 02/13/2030; 3 mo. USD LIBOR + 0.990% thereafter)(7)	1,827,012
800,000	2.57%, 10/20/2032, (2.57% fixed rate until 10/20/2031; 3 mo. USD SOFR + 1.210% thereafter)(7)	775,232
955,000	3.19%, 07/23/2030, (3.19% fixed rate until 07/23/2029; 3 mo. USD LIBOR + 1.180% thereafter)(7)	976,395
1,475,000	3.31%, 04/22/2042, (3.31% fixed rate until 04/22/2041; 3 mo. USD SOFR + 1.580% thereafter)(7)	1,457,300
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.5% - (continued)
	Commercial Banks - 5.4% - (continued)
$ 4,720,000	3.71%, 04/24/2028, (3.71% fixed rate until 04/24/2027; 3 mo. USD LIBOR + 1.512% thereafter)(7)	$ 4,965,830
705,000	4.08%, 03/20/2051, (4.08% fixed rate until 03/20/2050; 3 mo. USD LIBOR + 3.150% thereafter)(7)	793,897
1,810,000	Bank of NY Mellon Corp. 2.05%, 01/26/2027	1,806,479
	BNP Paribas S.A.
455,000	1.32%, 01/13/2027, (1.32% fixed rate until 01/13/2026; 3 mo. USD SOFR + 1.004% thereafter)(1)(7)	434,217
200,000	2.16%, 09/15/2029, (2.16% fixed rate until 09/15/2028; 3 mo. USD SOFR + 1.218% thereafter)(1)(7)	190,126
1,050,000	2.22%, 06/09/2026, (2.22% fixed rate until 06/09/2025; 3 mo. USD SOFR + 2.074% thereafter)(1)(7)	1,040,953
1,010,000	2.59%, 01/20/2028	1,002,274
	Citigroup, Inc.
795,000	2.52%, 11/03/2032, (2.52% fixed rate until 11/03/2031; 3 mo. USD SOFR + 1.177% thereafter)(7)	765,874
174,000	2.56%, 05/01/2032, (2.56% fixed rate until 05/01/2031; 3 mo. USD SOFR + 1.167% thereafter)(7)	168,517
639,000	2.88%, 07/24/2023, (2.88% fixed rate until 07/24/2022; 3 mo. USD LIBOR + 0.950% thereafter)(7)	644,229
2,525,000	3.20%, 10/21/2026	2,616,353
1,350,000	3.70%, 01/12/2026	1,429,829
291,000	3.98%, 03/20/2030, (3.98% fixed rate until 03/20/2029; 3 mo. USD LIBOR + 1.338% thereafter)(7)	311,335
751,000	4.41%, 03/31/2031, (4.41% fixed rate until 03/31/2030; 3 mo. USD SOFR + 3.914% thereafter)(7)	826,481
	Credit Suisse Group AG
250,000	0.50%, 02/04/2022, 3 mo. USD SOFR + 0.450%(3)	250,004
350,000	3.09%, 05/14/2032, (3.09% fixed rate until 05/14/2031; 3 mo. USD SOFR + 1.730% thereafter)(1)(7)	339,969
530,000	Danske Bank A/S 5.38%, 01/12/2024(1)	563,820
700,000	Deutsche Bank AG 2.31%, 11/16/2027, (2.31% fixed rate until 11/16/2026; 3 mo. USD SOFR + 1.219% thereafter)(7)	679,765
	Goldman Sachs Group, Inc.
665,000	0.93%, 10/21/2024, (0.93% fixed rate until 10/21/2023; 3 mo. USD SOFR + 0.486% thereafter)(7)	655,227
2,000	1.99%, 01/27/2032, (1.99% fixed rate until 01/27/2031; 3 mo. USD SOFR + 1.090% thereafter)(7)	1,838
1,205,000	2.38%, 07/21/2032, (2.38% fixed rate until 07/21/2031; 3 mo. USD SOFR + 1.248% thereafter)(7)	1,142,663
1,645,000	2.62%, 04/22/2032, (2.62% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.281% thereafter)(7)	1,593,935

The accompanying notes are an integral part of these financial statements.
67

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.5% - (continued)
	Commercial Banks - 5.4% - (continued)
$ 140,000	2.65%, 10/21/2032, (2.65% fixed rate until 10/21/2031; 3 mo. USD SOFR + 1.264% thereafter)(7)	$ 136,242
100,000	2.91%, 07/24/2023, (2.91% fixed rate until 07/24/2022; 3 mo. USD LIBOR + 0.990% thereafter)(7)	100,791
235,000	3.10%, 02/24/2033, (3.10% fixed rate until 02/24/2032; 3 mo. USD LIBOR + 0.910% thereafter)(7)	236,357
2,567,000	3.50%, 11/16/2026	2,671,704
230,000	3.81%, 04/23/2029, (3.81% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.158% thereafter)(7)	242,574
2,036,000	4.22%, 05/01/2029, (4.22% fixed rate until 05/01/2028; 3 mo. USD LIBOR + 1.301% thereafter)(7)	2,192,957
175,000	6.75%, 10/01/2037	236,685
	HSBC Holdings plc
1,405,000	0.98%, 05/24/2025, (0.98% fixed rate until 05/24/2024; 3 mo. USD SOFR + 0.708% thereafter)(7)	1,372,362
235,000	1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 3 mo. USD SOFR + 1.290% thereafter)(7)	225,201
1,555,000	4.58%, 06/19/2029, (4.58% fixed rate until 06/19/2028; 3 mo. USD LIBOR + 1.535% thereafter)(7)	1,694,405
	JP Morgan Chase & Co.
430,000	1.47%, 09/22/2027, (1.47% fixed rate until 09/22/2026; 3 mo. USD SOFR + 0.765% thereafter)(7)	411,886
1,000,000	2.55%, 11/08/2032, (2.55% fixed rate until 11/08/2031; 3 mo. USD SOFR + 1.180% thereafter)(7)	968,990
1,591,000	2.96%, 05/13/2031, (2.96% fixed rate until 05/13/2030; 3 mo. USD SOFR + 2.515% thereafter)(7)	1,580,873
575,000	3.11%, 04/22/2041, (3.11% fixed rate until 04/22/2040; 3 mo. USD SOFR + 2.460% thereafter)(7)	560,144
210,000	3.11%, 04/22/2051, (3.11% fixed rate until 04/22/2050; 3 mo. USD SOFR + 2.440% thereafter)(7)	202,708
1,830,000	3.16%, 04/22/2042, (3.16% fixed rate until 04/22/2041; 3 mo. USD SOFR + 1.460% thereafter)(7)	1,794,777
230,000	3.22%, 03/01/2025, (3.22% fixed rate until 03/01/2024; 3 mo. USD LIBOR + 1.155% thereafter)(7)	236,163
1,382,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD LIBOR + 1.160% thereafter)(7)	1,461,042
1,675,000	3.80%, 07/23/2024, (3.80% fixed rate until 07/23/2023; 3 mo. USD LIBOR + 0.890% thereafter)(7)	1,727,354
876,000	3.96%, 01/29/2027, (3.96% fixed rate until 01/29/2026; 3 mo. USD LIBOR + 1.245% thereafter)(7)	930,099
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.5% - (continued)
	Commercial Banks - 5.4% - (continued)
$ 780,000	4.01%, 04/23/2029, (4.01% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.120% thereafter)(7)	$ 836,276
1,060,000	JPMorgan Chase & Co. 1.56%, 12/10/2025, (1.56% fixed rate until 12/10/2024; 3 mo. USD SOFR + 0.605% thereafter)(7)	1,044,294
	Morgan Stanley
879,000	1.59%, 05/04/2027, (1.59% fixed rate until 05/04/2026; 3 mo. USD SOFR + 0.879% thereafter)(7)	848,454
1,485,000	1.79%, 02/13/2032, (1.79% fixed rate until 02/13/2031; 3 mo. USD SOFR + 1.034% thereafter)(7)	1,357,734
805,000	2.24%, 07/21/2032, (2.24% fixed rate until 07/21/2031; 3 mo. USD SOFR + 1.178% thereafter)(7)	758,995
1,015,000	2.48%, 01/21/2028, (2.48% fixed rate until 01/21/2027; 3 mo. USD SOFR + 1.100% thereafter)(7)	1,013,090
100,000	2.51%, 10/20/2032, (2.51% fixed rate until 10/20/2031; 3 mo. USD SOFR + 1.200% thereafter)(7)	96,465
645,000	2.70%, 01/22/2031, (2.70% fixed rate until 01/22/2030; 3 mo. USD SOFR + 1.143% thereafter)(7)	639,679
4,195,000	3.13%, 07/27/2026	4,339,783
39,000	4.00%, 07/23/2025	41,451
1,530,000	5.00%, 11/24/2025	1,677,254
470,000	Santander Holdings USA, Inc. 3.70%, 03/28/2022	471,143
680,000	UBS Group AG 2.65%, 02/01/2022(1)	680,000
	Wells Fargo & Co.
1,040,000	3.00%, 04/22/2026	1,068,152
54,000	3.00%, 10/23/2026	55,465
437,000	3.75%, 01/24/2024	454,434
505,000	4.75%, 12/07/2046	591,522
285,000	5.01%, 04/04/2051, (5.01% fixed rate until 04/04/2050; 3 mo. USD SOFR + 4.502% thereafter)(7)	365,769
		64,802,715
	Commercial Services - 1.2%
	Ashtead Capital, Inc.
425,000	4.00%, 05/01/2028(1)	440,027
1,400,000	4.38%, 08/15/2027(1)	1,436,582
	Gartner, Inc.
285,000	3.63%, 06/15/2029(1)	276,806
900,000	3.75%, 10/01/2030(1)	874,125
2,574,000	4.50%, 07/01/2028(1)	2,623,472
	Global Payments, Inc.
215,000	2.15%, 01/15/2027	210,626
895,000	3.20%, 08/15/2029	903,290
	Howard University
100,000	2.39%, 10/01/2027	97,997
100,000	2.70%, 10/01/2029	98,985
325,000	2.80%, 10/01/2030	325,194
	Howard University (AGM Insured)
105,000	2.90%, 10/01/2031	105,431
265,000	3.48%, 10/01/2041	257,182

The accompanying notes are an integral part of these financial statements.
68

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.5% - (continued)
	Commercial Services - 1.2% - (continued)
$ 850,000	IHS Markit Ltd. 4.13%, 08/01/2023	$ 853,984
589,000	Nielsen Finance LLC / Nielsen Finance Co. 4.50%, 07/15/2029(1)	549,243
	Service Corp. International
1,985,000	3.38%, 08/15/2030	1,853,107
2,781,000	5.13%, 06/01/2029	2,913,098
	United Rentals North America, Inc.
270,000	3.75%, 01/15/2032	258,525
80,000	4.88%, 01/15/2028	82,205
		14,159,879
	Construction Materials - 0.5%
2,080,000	Builders FirstSource, Inc. 5.00%, 03/01/2030(1)	2,130,097
	Standard Industries, Inc.
1,499,000	3.38%, 01/15/2031(1)	1,364,090
2,710,000	4.38%, 07/15/2030(1)	2,594,418
155,000	4.75%, 01/15/2028(1)	152,869
		6,241,474
	Diversified Financial Services - 0.6%
1,255,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.30%, 01/30/2032	1,225,374
2,405,000	BOC Aviation USA Corp. 1.63%, 04/29/2024(1)	2,379,442
945,000	Capital One Financial Corp. 3.90%, 01/29/2024	982,966
185,000	Mastercard, Inc. 2.95%, 03/15/2051	180,727
80,000	Navient Corp. 6.13%, 03/25/2024	83,320
	Power Finance Corp. Ltd.
1,585,000	3.95%, 04/23/2030(1)	1,595,049
820,000	3.95%, 04/23/2030(6)	825,199
		7,272,077
	Electric - 2.4%
652,000	AES Corp. 3.30%, 07/15/2025(1)	664,453
	Alabama Power Co.
420,000	3.45%, 10/01/2049	424,780
335,000	4.15%, 08/15/2044	369,710
40,000	Appalachian Power Co. 6.38%, 04/01/2036	52,723
175,000	Berkshire Hathaway Energy Co. 1.65%, 05/15/2031	161,308
760,000	Cleco Corporate Holdings LLC 3.38%, 09/15/2029	757,751
442,000	Commonwealth Edison Co. 3.65%, 06/15/2046	458,685
115,000	Connecticut Light & Power Co. 4.00%, 04/01/2048	131,325
680,000	Consolidated Edison, Inc. 3.20%, 12/01/2051	644,147
815,000	Dominion Energy, Inc. 3.38%, 04/01/2030	844,173
710,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	795,566
	Duke Energy Corp.
1,397,000	2.55%, 06/15/2031	1,351,006
326,000	2.65%, 09/01/2026	332,161
	Duke Energy Indiana LLC
440,000	2.75%, 04/01/2050	394,191
831,000	3.25%, 10/01/2049	798,888
630,000	Duquesne Light Holdings, Inc. 2.78%, 01/07/2032(1)	600,620
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.5% - (continued)
	Electric - 2.4% - (continued)
$ 830,000	Enel Finance International N.V. 1.38%, 07/12/2026(1)	$ 794,995
182,000	Evergy Metro, Inc. 2.25%, 06/01/2030	176,594
	Evergy, Inc.
640,000	2.45%, 09/15/2024	648,707
420,000	2.90%, 09/15/2029	420,073
2,404,000	Exelon Corp. 3.95%, 06/15/2025	2,541,214
	FirstEnergy Corp.
252,000	2.25%, 09/01/2030	231,537
1,145,000	3.40%, 03/01/2050	1,037,543
710,000	5.10%, 07/15/2047	773,221
1,271,000	Georgia Power Co. 4.30%, 03/15/2042	1,383,308
688,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024	715,205
	ITC Holdings Corp.
791,000	2.95%, 05/14/2030(1)	789,435
30,000	3.25%, 06/30/2026	31,139
180,000	Jersey Central Power & Light Co. 2.75%, 03/01/2032(1)	177,414
	MidAmerican Energy Co.
135,000	3.15%, 04/15/2050	134,024
45,000	3.65%, 08/01/2048	48,234
200,000	National Rural Utilities Cooperative Finance Corp. 3.40%, 02/07/2028	210,025
835,000	NRG Energy, Inc. 2.45%, 12/02/2027(1)	801,497
	Pacific Gas and Electric Co.
866,000	2.50%, 02/01/2031	784,294
475,000	4.50%, 07/01/2040	465,358
1,620,000	4.95%, 07/01/2050	1,647,110
	PacifiCorp
566,000	4.13%, 01/15/2049	629,448
110,000	4.15%, 02/15/2050	124,276
	Puget Energy, Inc.
625,000	3.65%, 05/15/2025	652,614
630,000	4.10%, 06/15/2030	667,796
	Sempra Energy
795,000	3.40%, 02/01/2028	829,923
163,000	3.80%, 02/01/2038	170,268
70,000	4.00%, 02/01/2048	74,073
	Southern California Edison Co.
1,490,000	2.75%, 02/01/2032	1,473,592
140,000	2.85%, 08/01/2029	141,118
179,000	4.00%, 04/01/2047	186,702
96,000	4.13%, 03/01/2048	102,017
963,000	Southern Co. 3.25%, 07/01/2026	1,004,318
120,000	Union Electric Co. 4.00%, 04/01/2048	135,911
		28,784,470
	Electronics - 0.0%
460,000	Imola Merger Corp. 4.75%, 05/15/2029(1)	447,511
	Energy-Alternate Sources - 0.2%
1,430,000	Energo-Pro AS 8.50%, 02/04/2027	1,448,862
470,000	FS Luxembourg S.a.r.l. 10.00%, 12/15/2025(1)	500,550
545,000	Investment Energy Resources Ltd. 6.25%, 04/26/2029(1)(8)	576,841
		2,526,253

The accompanying notes are an integral part of these financial statements.
69

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.5% - (continued)
	Engineering & Construction - 0.2%
$ 735,000	IHS Holding Ltd. 6.25%, 11/29/2028(1)	$ 742,938
1,136,667	International Airport Finance S.A. 12.00%, 03/15/2033(1)	1,221,917
		1,964,855
	Entertainment - 0.3%
3,730,000	WMG Acquisition Corp. 3.88%, 07/15/2030(1)	3,549,804
	Environmental Control - 0.3%
	Clean Harbors, Inc.
3,550,000	4.88%, 07/15/2027(1)	3,638,750
45,000	5.13%, 07/15/2029(1)	46,922
		3,685,672
	Food - 0.3%
	Conagra Brands, Inc.
240,000	4.30%, 05/01/2024	252,679
210,000	4.60%, 11/01/2025	226,583
357,000	4.85%, 11/01/2028	399,245
50,000	5.40%, 11/01/2048	62,799
775,000	JBS Finance Luxembourg S.a.r.l 2.50%, 01/15/2027(1)	751,758
350,000	Kellogg Co. 3.40%, 11/15/2027	368,171
	NBM U.S. Holdings, Inc.
835,000	7.00%, 05/14/2026(1)	871,347
575,000	7.00%, 05/14/2026(6)	600,030
50,000	TreeHouse Foods, Inc. 4.00%, 09/01/2028(8)	46,750
		3,579,362
	Food Service - 0.0%
170,000	Aramark Services, Inc. 5.00%, 02/01/2028(1)	168,725
	Gas - 0.1%
853,000	NiSource, Inc. 3.60%, 05/01/2030	895,764
	Healthcare - Products - 0.9%
	Alcon Finance Corp.
806,000	2.75%, 09/23/2026(1)	815,711
435,000	3.00%, 09/23/2029(1)	440,421
1,031,000	Avantor Funding, Inc. 4.63%, 07/15/2028(1)	1,028,423
3,155,000	Baxter International, Inc. 2.54%, 02/01/2032(1)	3,057,209
	Boston Scientific Corp.
1,040,000	1.90%, 06/01/2025	1,033,718
1,080,000	3.75%, 03/01/2026	1,141,375
2,995,000	Hologic, Inc. 4.63%, 02/01/2028(1)	3,096,081
185,000	Teleflex, Inc. 4.25%, 06/01/2028(1)	183,563
		10,796,501
	Healthcare - Services - 0.6%
	Centene Corp.
1,365,000	4.25%, 12/15/2027	1,399,794
2,415,000	4.63%, 12/15/2029	2,511,165
105,000	CommonSpirit Health 3.35%, 10/01/2029	108,348
560,000	Humana, Inc. 2.15%, 02/03/2032	520,847
530,000	IQVIA, Inc. 5.00%, 05/15/2027(1)	542,031
	Kaiser Foundation Hospitals
170,000	2.81%, 06/01/2041	161,698
1,035,000	3.00%, 06/01/2051	1,003,203
582,000	Sutter Health 3.36%, 08/15/2050	583,552
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.5% - (continued)
	Healthcare - Services - 0.6% - (continued)
	UnitedHealth Group, Inc.
$ 590,000	2.75%, 05/15/2040	$ 559,264
82,000	3.75%, 10/15/2047	87,022
		7,476,924
	Home Builders - 0.1%
870,000	PulteGroup, Inc. 5.50%, 03/01/2026	970,485
	Taylor Morrison Communities, Inc.
170,000	5.13%, 08/01/2030(1)	176,800
279,000	5.75%, 01/15/2028(1)	297,135
155,000	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.63%, 03/01/2024(1)	162,022
		1,606,442
	Insurance - 0.8%
1,962,000	American International Group, Inc. 2.50%, 06/30/2025	1,993,896
715,000	Aon Corp. 2.20%, 11/15/2022	722,315
	Athene Global Funding
850,000	2.65%, 10/04/2031(1)	807,033
1,740,000	2.72%, 01/07/2029(1)	1,698,615
1,039,000	Brighthouse Financial, Inc. 5.63%, 05/15/2030	1,204,121
1,654,000	Equitable Financial Life Global Funding 1.80%, 03/08/2028(1)	1,579,473
	Marsh & McLennan Cos., Inc.
420,000	3.88%, 03/15/2024	439,367
119,000	4.38%, 03/15/2029	132,645
260,000	4.75%, 03/15/2039	310,704
155,000	MGIC Investment Corp. 5.25%, 08/15/2028	160,256
860,000	New York Life Global Funding 2.00%, 01/22/2025(1)	865,913
75,000	New York Life Insurance Co. 3.75%, 05/15/2050(1)	80,802
		9,995,140
	Internet - 0.7%
245,000	Alibaba Group Holding Ltd. 4.20%, 12/06/2047	254,342
916,000	Amazon.com, Inc. 3.88%, 08/22/2037	1,023,253
	Go Daddy Operating Co. LLC
1,490,000	3.50%, 03/01/2029(1)	1,383,838
2,442,000	5.25%, 12/01/2027(1)	2,503,050
3,604,000	NortonLifeLock, Inc. 5.00%, 04/15/2025(1)	3,614,343
		8,778,826
	Iron/Steel - 0.2%
	Metinvest B.V.
EUR 440,000	5.63%, 06/17/2025(1)	435,550
$ 200,000	7.75%, 10/17/2029(1)	171,370
	Vale Overseas Ltd.
817,000	3.75%, 07/08/2030	828,438
250,000	6.25%, 08/10/2026	286,003
		1,721,361
	IT Services - 0.7%
	Apple, Inc.
727,000	2.20%, 09/11/2029	721,874
1,027,000	2.65%, 02/08/2051	936,958
1,283,000	3.35%, 02/09/2027	1,357,420
591,000	3.45%, 02/09/2045	615,045
3,453,000	Booz Allen Hamilton, Inc. 3.88%, 09/01/2028(1)	3,388,878

The accompanying notes are an integral part of these financial statements.
70

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.5% - (continued)
	IT Services - 0.7% - (continued)
$ 670,000	Kyndryl Holdings, Inc. 3.15%, 10/15/2031(1)	$ 626,580
1,030,000	Leidos, Inc. 3.63%, 05/15/2025	1,075,423
		8,722,178
	Leisure Time - 0.0%
375,000	Carnival Corp. 4.00%, 08/01/2028(1)	356,730
	Lodging - 0.1%
635,000	Las Vegas Sands Corp. 3.50%, 08/18/2026	638,573
	Machinery-Diversified - 0.1%
741,000	Otis Worldwide Corp. 2.57%, 02/15/2030	732,944
200,000	TK Elevator U.S. Newco, Inc. 5.25%, 07/15/2027(1)	202,500
		935,444
	Media - 1.7%
	CCO Holdings LLC / CCO Holdings Capital Corp.
25,000	4.75%, 03/01/2030(1)	24,750
80,000	5.00%, 02/01/2028(1)	80,800
475,000	5.13%, 05/01/2027(1)	486,899
	Charter Communications Operating LLC / Charter Communications Operating Capital
2,000	4.80%, 03/01/2050	2,054
1,800,000	5.05%, 03/30/2029	1,983,691
780,000	5.38%, 05/01/2047	863,732
475,000	5.75%, 04/01/2048	546,501
1,595,000	6.48%, 10/23/2045	2,008,364
	Comcast Corp.
2,000	2.89%, 11/01/2051(1)	1,811
211,000	2.94%, 11/01/2056(1)	186,996
184,000	2.99%, 11/01/2063(1)	161,917
470,000	3.20%, 07/15/2036	474,117
1,640,000	3.75%, 04/01/2040	1,739,251
	Cox Communications, Inc.
850,000	2.60%, 06/15/2031(1)	816,980
179,000	3.15%, 08/15/2024(1)	184,154
	CSC Holdings LLC
2,905,000	3.38%, 02/15/2031(1)	2,534,612
1,640,000	4.13%, 12/01/2030(1)	1,500,912
	Discovery Communications LLC
52,000	3.95%, 06/15/2025	54,577
112,000	5.30%, 05/15/2049	131,386
1,695,000	6.35%, 06/01/2040	2,204,554
230,000	DISH DBS Corp. 5.88%, 07/15/2022	232,897
	Sirius XM Radio, Inc.
2,605,000	3.13%, 09/01/2026(1)	2,497,674
75,000	4.00%, 07/15/2028(1)	72,562
420,000	4.13%, 07/01/2030(1)	400,147
160,000	TEGNA, Inc. 4.63%, 03/15/2028	156,925
185,000	Time Warner Cable LLC 6.55%, 05/01/2037	229,265
	Videotron Ltd.
80,000	5.13%, 04/15/2027(1)	81,770
200,000	5.38%, 06/15/2024(1)	208,792
		19,868,090
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.5% - (continued)
	Miscellaneous Manufacturing - 0.0%
$ 266,000	GE Capital International Funding Co. 4.42%, 11/15/2035	$ 302,547
120,000	Ingersoll-Rand Luxembourg Finance S.A. 4.50%, 03/21/2049	139,786
		442,333
	Office/Business Equipment - 0.3%
	CDW LLC / CDW Finance Corp.
225,000	2.67%, 12/01/2026	222,503
2,898,000	3.25%, 02/15/2029	2,748,840
210,000	3.28%, 12/01/2028	208,310
195,000	3.57%, 12/01/2031	194,448
275,000	Xerox Holdings Corp. 5.50%, 08/15/2028(1)	276,535
		3,650,636
	Oil & Gas - 1.5%
	Apache Corp.
25,000	4.25%, 01/15/2030	25,300
130,000	4.88%, 11/15/2027	134,876
	BP Capital Markets America, Inc.
490,000	2.94%, 06/04/2051	438,649
245,000	3.00%, 02/24/2050	222,837
5,000	3.06%, 06/17/2041	4,738
560,000	3.38%, 02/08/2061	524,986
1,157,000	3.63%, 04/06/2030	1,232,562
465,000	Continental Resources, Inc. 4.38%, 01/15/2028	490,322
820,000	Ecopetrol S.A. 4.63%, 11/02/2031	755,466
	Energean Israel Finance Ltd.
495,000	4.50%, 03/30/2024(1)(6)	495,866
350,000	4.88%, 03/30/2026(1)(6)	343,438
710,000	5.88%, 03/30/2031(1)(6)	687,848
	Equinor ASA
620,000	1.75%, 01/22/2026	613,427
814,000	3.63%, 04/06/2040	855,062
200,000	3.70%, 04/06/2050	214,836
825,000	Exxon Mobil Corp. 4.23%, 03/19/2040	935,202
	Hess Corp.
185,000	7.13%, 03/15/2033	241,731
789,000	7.30%, 08/15/2031	1,032,662
1,075,000	Leviathan Bond Ltd. 6.50%, 06/30/2027(1)(6)	1,143,574
1,065,000	Lundin Energy Finance B.V. 3.10%, 07/15/2031(1)	1,040,189
885,000	Marathon Petroleum Corp. 4.70%, 05/01/2025	951,312
	Occidental Petroleum Corp.
10,000	3.40%, 04/15/2026	9,875
20,000	3.50%, 08/15/2029	19,700
335,000	4.10%, 02/15/2047	306,291
17,000	6.13%, 01/01/2031	19,622
5,000	6.38%, 09/01/2028	5,688
1,850,000	Qatar Energy 2.25%, 07/12/2031(1)	1,780,625
355,000	Saudi Arabian Oil Co. 2.88%, 04/16/2024(1)	362,647
	Shell International Finance B.V.
250,000	2.88%, 11/26/2041	236,018
470,000	3.00%, 11/26/2051	446,595
265,000	3.25%, 04/06/2050	264,513
390,000	Sunoco L.P. / Sunoco Finance Corp. 5.88%, 03/15/2028	404,356

The accompanying notes are an integral part of these financial statements.
71

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.5% - (continued)
	Oil & Gas - 1.5% - (continued)
$ 600,000	Tullow Oil plc 7.00%, 03/01/2025(1)	$ 503,280
1,405,000	Viper Energy Partners L.P. 5.38%, 11/01/2027(1)	1,450,662
		18,194,755
	Packaging & Containers - 0.4%
400,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.13%, 08/15/2026(1)	396,880
3,115,000	Ball Corp. 4.00%, 11/15/2023	3,213,465
250,000	Graphic Packaging International LLC 3.50%, 03/01/2029(1)	237,500
	Owens-Brockway Glass Container, Inc.
80,000	5.38%, 01/15/2025(1)	82,914
430,000	5.88%, 08/15/2023(1)	443,494
		4,374,253
	Pharmaceuticals - 0.7%
	AbbVie, Inc.
150,000	4.25%, 11/21/2049	166,890
230,000	4.63%, 10/01/2042	261,338
1,160,000	Astrazeneca Finance LLC 1.75%, 05/28/2028	1,121,533
	Bausch Health Cos., Inc.
370,000	5.75%, 08/15/2027(1)	370,733
35,000	7.00%, 01/15/2028(1)	31,369
505,000	Bayer U.S. Finance LLC 4.25%, 12/15/2025(1)	538,660
	Bristol-Myers Squibb Co.
1,250,000	0.75%, 11/13/2025	1,198,780
415,000	2.55%, 11/13/2050	365,538
1,558,000	Cigna Corp. 1.25%, 03/15/2026	1,503,851
	CVS Health Corp.
800,000	4.13%, 04/01/2040	864,076
107,000	5.05%, 03/25/2048	131,273
145,000	Merck & Co., Inc. 2.75%, 12/10/2051	133,267
200,000	Organon & Co. 4.13%, 04/30/2028(1)	197,560
	Teva Pharmaceutical Finance Netherlands III B.V.
900,000	3.15%, 10/01/2026	826,074
710,000	4.75%, 05/09/2027	688,842
		8,399,784
	Pipelines - 0.8%
180,000	DCP Midstream Operating L.P. 3.88%, 03/15/2023	181,800
	Energy Transfer Operating L.P.
515,000	5.15%, 02/01/2043	540,913
1,400,000	6.13%, 12/15/2045	1,649,718
	Enterprise Products Operating LLC
90,000	3.30%, 02/15/2053	83,328
224,000	4.25%, 02/15/2048	238,508
245,000	4.95%, 10/15/2054	287,241
	EQM Midstream Partners L.P.
60,000	5.50%, 07/15/2028	60,726
55,000	6.50%, 07/01/2027(1)	57,790
	Galaxy Pipeline Assets Bidco Ltd.
1,188,000	2.16%, 03/31/2034(1)	1,138,873
2,235,000	2.63%, 03/31/2036(1)	2,103,741
1,000,000	2.63%, 03/31/2036(6)	941,271
831,000	2.94%, 09/30/2040(1)	790,387
519,000	MPLX L.P. 1.75%, 03/01/2026	505,834
479,000	NGPL PipeCo LLC 3.25%, 07/15/2031(1)	474,296
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.5% - (continued)
	Pipelines - 0.8% - (continued)
$ 140,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.88%, 02/01/2031	$ 146,300
	Venture Global Calcasieu Pass LLC
260,000	3.88%, 08/15/2029(1)	259,350
105,000	4.13%, 08/15/2031(1)	105,681
	Western Midstream Operating L.P.
40,000	4.75%, 08/15/2028	42,500
300,000	5.30%, 02/01/2030	314,358
		9,922,615
	Real Estate Investment Trusts - 0.5%
	American Tower Corp.
620,000	1.45%, 09/15/2026	595,953
640,000	2.40%, 03/15/2025	643,446
	EPR Properties
540,000	3.60%, 11/15/2031	516,722
460,000	3.75%, 08/15/2029	449,883
830,000	4.95%, 04/15/2028	872,842
410,000	Equinix, Inc. 2.00%, 05/15/2028	390,349
	GLP Capital L.P. / GLP Financing II, Inc.
615,000	3.25%, 01/15/2032	594,078
600,000	4.00%, 01/15/2031	616,920
360,000	5.30%, 01/15/2029	396,004
308,000	5.75%, 06/01/2028	345,567
	Realty Income Corp.
40,000	2.20%, 06/15/2028	39,204
50,000	2.85%, 12/15/2032	49,775
150,000	3.40%, 01/15/2028	156,916
675,000	SBA Tower Trust 2.84%, 01/15/2025(1)	687,728
		6,355,387
	Retail - 0.9%
	1011778 BC ULC / New Red Finance, Inc.
140,000	3.50%, 02/15/2029(1)	132,551
165,000	3.88%, 01/15/2028(1)	161,651
175,000	Asbury Automotive Group, Inc. 4.50%, 03/01/2028	173,688
	FirstCash, Inc.
2,699,000	4.63%, 09/01/2028(1)	2,574,252
810,000	5.63%, 01/01/2030(1)	809,579
	Gap, Inc.
2,324,000	3.63%, 10/01/2029(1)	2,161,785
1,726,000	3.88%, 10/01/2031(1)	1,599,605
900,000	Home Depot, Inc. 3.30%, 04/15/2040	917,230
160,000	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 4.75%, 06/01/2027(1)	163,166
490,000	Lithia Motors, Inc. 4.63%, 12/15/2027(1)	502,250
	McDonald's Corp.
50,000	3.63%, 09/01/2049	51,521
607,000	4.20%, 04/01/2050	681,170
185,000	Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.88%, 03/01/2027	189,625
100,000	Yum! Brands, Inc. 3.63%, 03/15/2031	94,514
		10,212,587
	Semiconductors - 0.7%
1,138,000	Broadcom, Inc. 3.42%, 04/15/2033(1)	1,133,470
155,000	Entegris, Inc. 4.38%, 04/15/2028(1)	153,837
	Intel Corp.
605,000	3.05%, 08/12/2051	571,525

The accompanying notes are an integral part of these financial statements.
72

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.5% - (continued)
	Semiconductors - 0.7% - (continued)
$ 99,000	3.10%, 02/15/2060	$ 89,947
	Marvell Technology, Inc.
1,015,000	2.45%, 04/15/2028	997,101
505,000	2.95%, 04/15/2031	497,105
1,393,000	Microchip Technology, Inc. 2.67%, 09/01/2023	1,412,930
815,000	NVIDIA Corp. 3.50%, 04/01/2040	863,432
	NXP B.V. / NXP Funding LLC
101,000	4.30%, 06/18/2029(1)	109,748
287,000	4.63%, 06/01/2023(1)	298,016
1,383,000	4.88%, 03/01/2024(1)	1,463,913
549,000	5.35%, 03/01/2026(1)	607,380
80,000	5.55%, 12/01/2028(1)	93,210
285,000	NXP B.V. / NXP Funding LLC / NXP USA, Inc. 3.15%, 05/01/2027(1)	292,361
		8,583,975
	Software - 1.6%
3,555,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	3,409,885
2,752,000	CDK Global, Inc. 5.25%, 05/15/2029(1)	2,863,483
2,210,000	Fair Isaac Corp. 4.00%, 06/15/2028(1)	2,187,900
	Microsoft Corp.
320,000	2.92%, 03/17/2052	312,327
679,000	3.04%, 03/17/2062	666,945
2,395,000	Open Text Corp. 3.88%, 12/01/2029(1)	2,300,110
380,000	Open Text Holdings, Inc. 4.13%, 12/01/2031(1)	366,700
	Oracle Corp.
1,861,000	2.88%, 03/25/2031	1,796,053
1,290,000	3.85%, 04/01/2060	1,147,232
535,000	3.95%, 03/25/2051	505,306
2,740,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	2,829,653
		18,385,594
	Telecommunications - 1.4%
	AT&T, Inc.
1,570,000	3.50%, 02/01/2061	1,434,642
452,000	3.55%, 09/15/2055	426,609
45,000	3.65%, 06/01/2051	44,080
626,000	3.65%, 09/15/2059	593,698
1,898,000	3.80%, 12/01/2057	1,861,687
200,000	Lumen Technologies, Inc. 4.00%, 02/15/2027(1)	192,500
	Nokia Oyj
1,720,000	4.38%, 06/12/2027	1,780,200
60,000	6.63%, 05/15/2039	75,600
1,345,000	NTT Finance Corp. 1.16%, 04/03/2026(1)	1,293,878
300,000	Sprint Corp. 7.13%, 06/15/2024	327,000
160,000	Telecom Italia Capital S.A. 6.00%, 09/30/2034	157,600
900,000	Telefonica Celular del Paraguay S.A. 5.88%, 04/15/2027(1)	929,889
	T-Mobile USA, Inc.
1,002,000	2.05%, 02/15/2028	963,723
960,000	2.70%, 03/15/2032(1)	919,363
1,535,000	3.50%, 04/15/2025	1,593,402
479,000	3.88%, 04/15/2030	503,167
82,000	4.50%, 04/15/2050	89,755
1,385,000	VEON Holdings B.V. 3.38%, 11/25/2027(1)	1,260,682
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 28.5% - (continued)
	Telecommunications - 1.4% - (continued)
	Verizon Communications, Inc.
$ 495,000	2.65%, 11/20/2040	$ 442,231
350,000	2.85%, 09/03/2041	327,194
1,124,000	4.50%, 08/10/2033	1,270,780
270,000	Vmed UK Financing plc 4.25%, 01/31/2031(1)	250,425
		16,738,105
	Transportation - 0.1%
	Union Pacific Corp.
1,135,000	2.38%, 05/20/2031	1,113,867
92,000	2.97%, 09/16/2062	83,172
		1,197,039
	Trucking & Leasing - 0.3%
1,615,000	DAE Funding LLC 1.55%, 08/01/2024(1)	1,573,647
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
795,000	2.70%, 11/01/2024(1)	809,377
955,000	4.00%, 07/15/2025(1)	1,008,064
		3,391,088
	Water - 0.0%
185,000	American Water Capital Corp. 4.15%, 06/01/2049	205,926
	Total Corporate Bonds (cost $344,703,373)	$ 339,965,082
FOREIGN GOVERNMENT OBLIGATIONS - 6.1%
	Angola - 0.1%
	Angolan Government International Bond
580,000	8.00%, 11/26/2029(6)	$ 574,461
510,000	8.25%, 05/09/2028(6)	513,774
		1,088,235
	Argentina - 0.0%
	Argentine Republic Government International Bond
16,465	1.00%, 07/09/2029	5,845
1,027,995	1.13%, 07/09/2035(3)(4)	316,119
		321,964
	Benin - 0.1%
	Benin Government International Bond
EUR 1,130,000	4.95%, 01/22/2035(1)	1,178,428
560,000	4.95%, 01/22/2035(6)	584,000
		1,762,428
	Bermuda - 0.0%
$ 255,000	Bermuda Government International Bond 2.38%, 08/20/2030(1)	248,944
	Brazil - 0.4%
BRL 26,278,000	Brazil Notas do Tesouro Nacional 10.00%, 01/01/2031	4,597,120
	Chile - 0.4%
	Chile Government International Bond
EUR 2,430,000	1.25%, 01/22/2051	2,303,166
$ 1,035,000	3.10%, 05/07/2041	958,369
200,000	3.25%, 09/21/2071	172,200
200,000	3.50%, 01/31/2034	204,300

The accompanying notes are an integral part of these financial statements.
73

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 6.1% - (continued)
	Chile - 0.4% - (continued)
	Republic of Chile
$ 530,000	2.75%, 01/31/2027	$ 537,160
385,000	4.00%, 01/31/2052	395,588
		4,570,783
	Colombia - 0.5%
	Colombia Government International Bond
3,585,000	3.88%, 04/25/2027	3,516,419
1,175,000	5.00%, 06/15/2045	999,279
200,000	5.20%, 05/15/2049	172,538
1,410,000	5.63%, 02/26/2044	1,288,740
		5,976,976
	Croatia - 0.2%
EUR 2,210,000	Croatia Government International Bond 1.50%, 06/17/2031(6)	2,486,328
	Dominican Republic - 0.2%
	Dominican Republic International Bond
$ 850,000	6.40%, 06/05/2049(6)	846,940
1,615,000	6.40%, 06/05/2049(1)	1,609,186
		2,456,126
	Egypt - 0.1%
	Egypt Government International Bond
500,000	7.30%, 09/30/2033(1)	436,250
210,000	7.63%, 05/29/2032(1)	188,525
400,000	7.63%, 05/29/2032(6)	359,096
200,000	8.50%, 01/31/2047(6)	166,819
200,000	8.88%, 05/29/2050(1)	170,808
		1,321,498
	Ghana - 0.0%
204,000	Ghana Government International Bond 6.38%, 02/11/2027(1)	163,200
	Hungary - 0.3%
EUR 2,980,000	Hungary Government International Bond 1.63%, 04/28/2032(6)	3,415,742
	Indonesia - 0.3%
	Indonesia Government International Bond
2,600,000	1.10%, 03/12/2033	2,725,616
100,000	2.15%, 07/18/2024(6)	116,781
145,000	2.63%, 06/14/2023(6)	167,697
		3,010,094
	Ivory Coast - 0.1%
845,000	Ivory Coast Government International Bond 4.88%, 01/30/2032(6)	887,909
	Jordan - 0.1%
$ 1,090,000	Jordan Government International Bond 5.85%, 07/07/2030(6)	1,075,488
	Macedonia - 0.2%
	North Macedonia Government International Bond
EUR 770,000	2.75%, 01/18/2025(6)	878,500
985,000	3.68%, 06/03/2026(1)	1,157,119
500,000	3.68%, 06/03/2026(6)	587,370
		2,622,989
	Mexico - 1.1%
MXN 151,383,400	Mexican Bonos 7.75%, 05/29/2031	7,358,249
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 6.1% - (continued)
	Mexico - 1.1% - (continued)
	Mexico Government International Bond
EUR 200,000	1.13%, 01/17/2030	$ 211,748
3,000,000	1.45%, 10/25/2033	3,005,747
$ 305,000	3.75%, 04/19/2071	254,413
530,000	3.77%, 05/24/2061	454,284
665,000	4.28%, 08/14/2041	650,038
1,260,000	United Mexican States 3.50%, 02/12/2034	1,215,270
		13,149,749
	Morocco - 0.1%
EUR 1,435,000	Morocco Government International Bond 2.00%, 09/30/2030(6)	1,520,159
	Oman - 0.1%
$ 1,520,000	Oman Government International Bond 6.75%, 01/17/2048(1)	1,486,256
	Panama - 0.3%
	Panama Government International Bond
2,445,000	3.87%, 07/23/2060	2,249,400
465,000	4.30%, 04/29/2053	462,652
200,000	4.50%, 04/16/2050	205,510
605,000	4.50%, 01/19/2063	613,167
		3,530,729
	Philippines - 0.2%
	Philippine Government International Bond
EUR 2,045,000	1.20%, 04/28/2033	2,235,821
620,000	1.75%, 04/28/2041	665,620
		2,901,441
	Romania - 0.4%
	Romanian Government International Bond
1,265,000	2.63%, 12/02/2040(1)	1,177,022
750,000	2.75%, 04/14/2041(6)	702,534
750,000	3.38%, 02/08/2038(6)	792,991
1,589,000	4.63%, 04/03/2049(6)	1,870,332
		4,542,879
	Russia - 0.3%
RUB 326,570,000	Russian Federal Bond - OFZ 5.90%, 03/12/2031	3,353,799
	Saudi Arabia - 0.2%
EUR 1,665,000	Saudi Government International Bond 2.00%, 07/09/2039(6)	1,920,592
	Senegal - 0.1%
	Senegal Government International Bond
440,000	4.75%, 03/13/2028(6)	491,587
$ 1,015,000	6.25%, 05/23/2033(6)	1,021,090
		1,512,677
	Serbia - 0.2%
	Serbia International Bond
EUR 1,200,000	1.65%, 03/03/2033(1)	1,205,487
580,000	1.65%, 03/03/2033(6)	582,652
		1,788,139

The accompanying notes are an integral part of these financial statements.
74

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 6.1% - (continued)
	United Arab Emirates - 0.1%
$ 1,460,000	Finance Department Government of Sharjah 3.63%, 03/10/2033(1)	$ 1,371,816
	Total Foreign Government Obligations (cost $80,968,247)	$ 73,084,060
MUNICIPAL BONDS - 1.4%
	Development - 0.2%
1,895,000	New York Transportation Dev Corp. Rev 4.25%, 09/01/2035	$ 2,042,941
	Education - 0.2%
	Chicago, IL, Board of Education, GO
270,000	6.04%, 12/01/2029	300,231
220,000	6.14%, 12/01/2039	263,282
1,335,000	6.32%, 11/01/2029	1,535,883
		2,099,396
	General - 0.6%
250,000	Chicago, IL, Transit Auth 3.91%, 12/01/2040	270,835
	County of Riverside, CA
1,625,000	2.86%, 02/15/2026	1,685,002
1,630,000	3.07%, 02/15/2028	1,716,994
1,530,000	Philadelphia, PA, Auth Industrial Dev, (NATL Insured) 6.55%, 10/15/2028	1,886,645
1,430,000	State Board of Administration Finance Corp. 1.26%, 07/01/2025	1,407,098
		6,966,574
	General Obligation - 0.1%
	California State, GO Taxable
335,000	7.30%, 10/01/2039	507,793
10,000	7.55%, 04/01/2039	16,019
	State of Illinois, GO
516,727	4.95%, 06/01/2023	533,086
120,000	5.00%, 01/01/2023	123,835
250,000	6.88%, 07/01/2025	272,950
		1,453,683
	Transportation - 0.3%
	Metropolitan Transportation Auth, NY, Rev
700,000	5.00%, 11/15/2050	813,153
1,940,000	5.18%, 11/15/2049	2,497,440
		3,310,593
	Utility - Electric - 0.0%
371,000	Municipal Electric Auth, GA 6.64%, 04/01/2057	539,532
	Total Municipal Bonds (cost $15,219,401)	$ 16,412,719
SENIOR FLOATING RATE INTERESTS - 5.6%(9)
	Advertising - 0.1%
	ABG Intermediate Holdings 2 LLC
198,135	0.00%, 12/08/2028(10)	197,516
26,866	0.00%, 12/21/2028(10)	$ 26,782
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(9) - (continued)
	Advertising - 0.1% - (continued)
$ 278,587	Clear Channel Outdoor Holdings, Inc. 3.80%, 08/21/2026, 1 mo. USD LIBOR + 3.500%	$ 274,479
240,124	CMG Media Corp. 3.61%, 12/17/2026, 1 mo. USD LIBOR + 3.500%	238,256
		737,033
	Aerospace/Defense - 0.1%
214,364	Dynasty Acquisition Co., Inc. 3.72%, 04/06/2026, 1 mo. USD LIBOR + 3.500%	209,520
	TransDigm, Inc.
313,710	2.36%, 05/30/2025, 1 mo. USD LIBOR + 2.250%	310,391
145,519	2.36%, 12/09/2025, 1 mo. USD LIBOR + 2.250%	143,909
		663,820
	Airlines - 0.1%
175,000	AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2028, 1 mo. USD LIBOR + 4.750%	181,393
115,000	Air Canada 4.25%, 08/11/2028, 1 mo. USD LIBOR + 3.500%	115,239
147,000	Kestrel Bidco, Inc. 4.00%, 12/11/2026, 3 mo. USD LIBOR + 3.000%	143,325
115,000	Mileage Plus Holdings LLC 6.25%, 06/20/2027, 1 mo. USD LIBOR + 5.250%	121,267
160,000	SkyMiles IP Ltd. 4.75%, 10/20/2027, 3 mo. USD LIBOR + 3.750%	168,821
213,387	United Airlines, Inc. 4.50%, 04/21/2028, 1 mo. USD LIBOR + 3.750%	213,298
		943,343
	Apparel - 0.0%
174,125	Birkenstock GmbH & Co. KG 3.75%, 04/28/2028, 1 mo. USD LIBOR + 3.250%	173,690
	Auto Parts & Equipment - 0.1%
164,175	Adient U.S. LLC 3.61%, 04/08/2028, 1 mo. USD LIBOR + 3.500%	164,073
351,166	Clarios Global L.P. 3.36%, 04/30/2026, 1 mo. USD LIBOR + 3.250%	349,147
	First Brands Group LLC
68,885	6.00%, 03/30/2027, 1 mo. USD LIBOR + 5.000%	68,950
125,000	9.50%, 03/30/2028, 1 mo. USD LIBOR + 8.500%	125,391
		707,561
	Chemicals - 0.2%
242,500	ASP Unifrax Holdings, Inc. 3.97%, 12/12/2025, 3 mo. USD LIBOR + 3.750%	239,772
1,227,939	Axalta Coating Systems U.S. Holdings, Inc. 0.01%, 06/01/2024, 3 mo. USD LIBOR + 1.750%	1,223,617
600,000	Diamond (BC) B.V. 3.50%, 09/29/2028, 1 mo. USD LIBOR + 3.000%	597,918

The accompanying notes are an integral part of these financial statements.
75

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(9) - (continued)
	Chemicals - 0.2% - (continued)
$ 179,481	Element Solutions, Inc. 2.11%, 01/31/2026, 1 mo. USD LIBOR + 2.000%	$ 179,167
168,134	Starfruit Finco B.V. 3.11%, 10/01/2025, 1 mo. USD LIBOR + 2.750%	166,914
		2,407,388
	Commercial Services - 0.6%
317,600	AlixPartners LLP 3.25%, 02/04/2028, 1 mo. USD LIBOR + 2.750%	316,365
211,685	Allied Universal Holdco LLC 4.25%, 05/14/2028, 1 mo. USD LIBOR + 3.750%	211,014
	Amentum Government Services Holdings LLC
98,500	3.61%, 01/29/2027, 1 mo. USD LIBOR + 3.500%	98,500
99,250	5.50%, 01/29/2027, 1 mo. USD LIBOR + 4.750%	99,064
244,387	APX Group, Inc. 4.00%, 07/09/2028, 1 mo. USD LIBOR + 3.500%	243,776
145,109	AVSC Holding Corp. 4.25%, 03/01/2025, 3 mo. USD LIBOR + 3.250%	134,136
194,000	Belron Finance U.S. LLC 2.44%, 11/13/2025, 3 mo. USD LIBOR + 2.250%	193,395
EUR 225,000	Boels Topholding B.V. 3.25%, 02/05/2027, 3 mo. EURIBOR + 3.250%	250,227
$ 387,940	BrightView Landscapes LLC 2.63%, 08/15/2025, 3 mo. USD LIBOR + 2.500%	385,030
148,481	Ensemble RCM LLC 4.05%, 08/01/2026, 3 mo. USD LIBOR + 3.750%	148,450
399,000	MPH Acquisition Holdings LLC 4.75%, 09/01/2028, 3 mo. USD LIBOR + 4.250%	387,082
285,000	Parexel International Corp. 0.00%, 11/15/2028, 1 mo. USD LIBOR + 3.500%(10)	284,866
170,000	PECF USS Intermediate Holding III Corp. 0.00%, 12/17/2028, 1 mo. USD LIBOR + 4.250%(10)	170,061
368,150	Signal Parent, Inc. 4.25%, 04/03/2028, 1 mo. USD LIBOR + 3.500%	358,026
1,597,478	Trans Union LLC 0.01%, 11/15/2026, 1 mo. USD LIBOR + 1.750%	1,579,714
	Verisure Holding AB
EUR 285,000	3.25%, 07/14/2026, 3 mo. EURIBOR + 3.250%	316,833
410,000	3.25%, 03/25/2028, 3 mo. EURIBOR + 3.250%	455,676
$ 99,500	Verscend Holding Corp. 4.11%, 08/27/2025, 1 mo. USD LIBOR + 4.000%	99,400
1,458,975	WEX, Inc. 2.36%, 04/01/2028, 1 mo. USD LIBOR + 2.250%	1,448,952
179,550	WW International, Inc. 4.00%, 04/13/2028, 1 mo. USD LIBOR + 3.500%	173,266
		7,353,833
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(9) - (continued)
	Construction Materials - 0.3%
$ 303,475	ACProducts, Inc. 4.75%, 05/17/2028, 1 mo. USD LIBOR + 4.250%	$ 301,524
290,000	Chamberlain Group, Inc. 4.00%, 11/03/2028, 1 mo. USD LIBOR + 3.350%	289,275
457,271	Cornerstone Building Brands, Inc. 3.75%, 04/12/2028, 1 mo. USD LIBOR + 3.250%	455,698
198,513	CP Atlas Buyer, Inc. 4.25%, 11/23/2027, 1 mo. USD LIBOR + 3.750%	197,620
1,619,031	Ingersoll-Rand Services Co. 1.86%, 02/28/2027, 1 mo. USD LIBOR + 1.750%	1,602,241
245,000	Quikrete Holdings, Inc. 2.61%, 01/31/2027, 1 mo. USD LIBOR + 2.500%	242,550
211,283	Standard Industries, Inc. 3.00%, 09/22/2028, 1 mo. USD LIBOR + 2.500%	211,312
		3,300,220
	Distribution/Wholesale - 0.1%
1,708,948	American Builders & Contractors Supply Co., Inc. 2.11%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	1,699,788
	Diversified Financial Services - 0.2%
339,447	Blackhawk Network Holdings, Inc. 3.11%, 06/15/2025, 3 mo. USD LIBOR + 3.000%	337,448
280,725	Deerfield Dakota Holding LLC 4.75%, 04/09/2027, 1 mo. USD LIBOR + 3.750%	281,382
1,114,652	Fleetcor Technologies Operating Co. LLC 1.86%, 04/30/2028, 1 mo. USD LIBOR + 1.750%	1,104,620
189,525	HighTower Holdings LLC 4.75%, 04/21/2028, 1 mo. USD LIBOR + 4.000%	189,012
325,000	Russell Investments U.S. Inst'l Holdco, Inc. 4.50%, 05/30/2025, 1 mo. USD LIBOR + 3.500%	324,457
210,000	Setanta Aircraft Leasing Designated Activity Company 2.14%, 11/05/2028, 1 mo. USD LIBOR + 2.000%	209,607
		2,446,526
	Electrical Components & Equipment - 0.0%
100,000	Anticimex International AB 0.00%, 11/16/2028(10)	99,906
	Electronics - 0.0%
205,000	II-VI, Inc. 0.00%, 12/08/2028, 1 mo. USD LIBOR + 3.750%(10)	204,487
189,050	Ingram Micro, Inc. 4.00%, 07/02/2028, 1 mo. USD LIBOR + 3.500%	188,657
		393,144
	Engineering & Construction - 0.1%
169,150	Artera Services LLC 4.50%, 03/06/2025, 1 mo. USD LIBOR + 3.500%	165,429

The accompanying notes are an integral part of these financial statements.
76

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(9) - (continued)
	Engineering & Construction - 0.1% - (continued)
$ 244,779	Brand Energy & Infrastructure Services, Inc. 5.25%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	$ 239,629
351,838	Brown Group Holding LLC 3.00%, 06/07/2028, 1 mo. USD LIBOR + 2.500%	349,713
		754,771
	Entertainment - 0.2%
	Crown Finance U.S., Inc.
283,363	3.50%, 02/28/2025, 1 mo. USD LIBOR + 2.500%	214,421
12,296	9.25%, 05/23/2024, 1 mo. USD LIBOR + 8.250%	13,018
425,000	Delta (LUX) S.a.r.l. 3.50%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	423,053
100,000	Great Canadian Gaming Corp. 4.75%, 11/01/2026, 1 mo. USD LIBOR + 4.000%	100,050
204,488	J&J Ventures Gaming LLC 4.11%, 04/26/2028, 1 mo. USD LIBOR + 4.000%	205,128
217,029	Penn National Gaming, Inc. 3.00%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	216,667
436,981	UFC Holdings LLC 3.50%, 04/29/2026, 1 mo. USD LIBOR + 2.750%	433,096
196,820	William Morris Endeavor Entertainment LLC 2.86%, 05/18/2025, 3 mo. USD LIBOR + 2.750%	193,102
		1,798,535
	Environmental Control - 0.0%
100,000	Covanta Holding Corp. 3.00%, 11/17/2028, 1 mo. USD LIBOR + 2.500%	99,938
	Food - 0.1%
	Froneri International Ltd.
157,600	2.36%, 01/31/2027, 1 mo. USD LIBOR + 2.250%	155,433
EUR 120,000	2.38%, 01/31/2027, 3 mo. EURIBOR + 2.375%	131,477
$ 171,491	Hostess Brands LLC 3.00%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	170,828
122,188	U.S. Foods, Inc. 2.11%, 09/13/2026, 3 mo. USD LIBOR + 2.000%	120,868
		578,606
	Food Service - 0.0%
275,000	Aramark Services, Inc. 1.86%, 03/11/2025, 1 mo. USD LIBOR + 1.750%	270,790
	Hand/Machine Tools - 0.0%
122,411	Alliance Laundry Systems LLC 4.25%, 10/08/2027, 1 mo. USD LIBOR + 3.500%	122,411
	Healthcare - Products - 0.1%
317,604	Avantor Funding, Inc. 2.75%, 11/06/2027, 1 mo. USD LIBOR + 2.250%	317,058
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(9) - (continued)
	Healthcare - Products - 0.1% - (continued)
$ 104,475	Insulet Corp. 3.75%, 05/04/2028, 1 mo. USD LIBOR + 3.250%	$ 104,388
320,000	Medline Borrower LP 0.03%, 10/21/2028, 1 mo. USD LIBOR + 3.250%	318,550
324,250	Sunshine Luxembourg S.a.r.l. 4.50%, 10/02/2026, 1 mo. USD LIBOR + 3.750%	323,806
		1,063,802
	Healthcare - Services - 0.3%
	ADMI Corp.
203,462	3.88%, 12/23/2027, 1 mo. USD LIBOR + 3.375%	201,904
129,675	4.00%, 12/23/2027, 1 mo. USD LIBOR + 3.500%	129,216
EUR 425,000	Biogroup-LCD 3.00%, 02/09/2028, 3 mo. EURIBOR + 3.000%	468,683
135,000	Elsan S.A.S. 3.50%, 06/16/2028, 3 mo. EURIBOR + 3.500%	150,593
$ 291,000	Envision Healthcare Corp. 3.86%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	224,771
	EyeCare Partners LLC
30,000	0.00%, 11/15/2028, 1 mo. USD LIBOR + 3.750%(10)(11)	29,903
120,000	4.25%, 11/15/2028, 1 mo. USD LIBOR + 3.750%	119,610
164,175	Heartland Dental LLC 4.10%, 04/30/2025, 1 mo. USD LIBOR + 4.000%	164,073
72,596	ICON Luxembourg S.a r.l. 2.75%, 07/01/2028, 1 mo. USD LIBOR + 2.250%	72,397
1,371,673	IQVIA, Inc. 1.86%, 03/07/2024, 1 mo. USD LIBOR + 1.750%	1,368,244
EUR 115,000	LGC Group Holdings Ltd. 3.00%, 04/20/2027, 3 mo. EURIBOR + 3.000%	126,143
$ 112,105	MED ParentCo L.P. 4.36%, 08/31/2026, 1 mo. USD LIBOR + 4.250%	111,877
397,000	Surgery Center Holdings, Inc. 4.50%, 08/31/2026, 1 mo. USD LIBOR + 3.750%	396,281
		3,563,695
	Home Builders - 0.0%
283,575	Tecta America Corp. 5.00%, 04/10/2028, 1 mo. USD LIBOR + 4.250%	283,929
	Home Furnishings - 0.0%
214,462	Mattress Firm, Inc. 5.00%, 09/25/2028, 1 mo. USD LIBOR + 4.250%	214,033
126,158	Weber-Stephen Products LLC 4.00%, 10/30/2027, 1 mo. USD LIBOR + 3.250%	126,158
		340,191
	Insurance - 0.3%
	Acrisure LLC
242,531	3.72%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	239,299
100,000	4.75%, 02/15/2027, 1 mo. USD LIBOR + 4.250%	99,958

The accompanying notes are an integral part of these financial statements.
77

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(9) - (continued)
	Insurance - 0.3% - (continued)
$ 100,000	AssuredPartners, Inc. 0.00%, 02/12/2027, 1 mo. USD LIBOR + 3.500%(10)	$ 99,750
	Asurion LLC
390,200	3.36%, 12/23/2026, 1 mo. USD LIBOR + 3.250%	387,273
240,000	5.36%, 02/03/2028, 1 mo. USD LIBOR + 5.250%	240,199
215,000	5.36%, 01/15/2029, 1 mo. USD LIBOR + 5.250%	215,135
	Hub International Ltd.
362,782	3.02%, 04/25/2025, 1 mo. USD LIBOR + 2.750%	358,512
99,748	4.00%, 04/25/2025, 1 mo. USD LIBOR + 3.250%	99,516
197,747	Ryan Specialty Group LLC 3.75%, 09/01/2027, 1 mo. USD LIBOR + 3.000%	197,170
	Sedgwick Claims Management Services, Inc.
417,100	3.36%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	414,147
293,985	3.86%, 09/03/2026, 1 mo. USD LIBOR + 3.750%	293,323
290,398	USI, Inc. 3.22%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	288,583
		2,932,865
	Internet - 0.2%
EUR 130,000	Adevinta ASA 3.00%, 11/04/2027, 3 mo. EURIBOR + 3.000%	145,183
$ 263,675	Endure Digital, Inc. 4.25%, 02/10/2028, 1 mo. USD LIBOR + 3.500%	260,983
1,653,219	Go Daddy Operating Co. LLC 0.02%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	1,641,283
218,541	MH Sub LLC 4.75%, 09/15/2024, 1 mo. USD LIBOR + 3.750%	217,313
170,000	Proofpoint, Inc. 3.75%, 08/31/2028, 1 mo. USD LIBOR + 3.250%	169,055
113,850	Shutterfly, Inc. 5.75%, 09/25/2026, 1 mo. USD LIBOR + 5.000%	110,434
		2,544,251
	IT Services - 0.2%
199,000	Panther Commercial Holdings L.P. 5.00%, 01/07/2028, 1 mo. USD LIBOR + 5.000%	198,702
228,275	Peraton Corp. 4.50%, 02/01/2028, 1 mo. USD LIBOR + 3.750%	227,894
1,388,003	Science Applications International Corp. 1.98%, 10/31/2025, 1 mo. USD LIBOR + 1.875%	1,385,754
237,094	Surf Holdings LLC 3.69%, 03/05/2027, 1 mo. USD LIBOR + 3.500%	235,790
149,625	Tempo Acquisition LLC 3.50%, 08/31/2028, 1 mo. USD LIBOR + 3.000%	149,812
		2,197,952
	Leisure Time - 0.1%
	Carnival Corp.
137,900	3.75%, 06/30/2025, 1 mo. USD LIBOR + 3.000%(3)	136,373
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(9) - (continued)
	Leisure Time - 0.1% - (continued)
$ 190,000	4.00%, 10/18/2028, 1 mo. USD LIBOR + 3.250%	$ 188,100
213,925	Hayward Industries, Inc. 3.00%, 05/28/2028, 1 mo. USD LIBOR + 2.500%	213,046
179,100	MajorDrive Holdings LLC 4.50%, 06/01/2028, 1 mo. USD LIBOR + 4.000%	178,765
91,364	SRAM LLC 3.25%, 05/18/2028, 1 mo. USD LIBOR + 2.750%	91,135
		807,419
	Lodging - 0.1%
230,905	Boyd Gaming Corp. 2.35%, 09/15/2023, 3 mo. USD LIBOR + 2.250%	230,748
	Caesars Resort Collection LLC
270,515	2.86%, 12/22/2024, 3 mo. USD LIBOR + 2.750%	268,908
108,625	3.61%, 07/20/2025, 1 mo. USD LIBOR + 3.500%	108,489
171,919	Station Casinos LLC 2.50%, 02/08/2027, 1 mo. USD LIBOR + 2.250%	170,376
		778,521
	Machinery - Construction & Mining - 0.0%
302,742	Brookfield WEC Holdings, Inc. 3.25%, 08/01/2025, 1 mo. USD LIBOR + 2.750%	301,041
	Machinery-Diversified - 0.1%
100,000	Fluidra S.A. 0.00%, 01/19/2029(10)	99,792
345,647	Vertical U.S. Newco, Inc. 4.00%, 07/31/2027, 1 mo. USD LIBOR + 3.500%	345,647
200,000	Welbilt, Inc. 2.61%, 10/23/2025, 3 mo. USD LIBOR + 2.500%	199,416
		644,855
	Media - 0.2%
98,750	Banijay Entertainment S.A.S 3.85%, 03/01/2025, 1 mo. USD LIBOR + 3.750%	98,215
243,775	Cable One, Inc. 2.11%, 05/03/2028, 1 mo. USD LIBOR + 2.000%	242,191
376,436	Charter Communications Operating LLC 1.86%, 02/01/2027, 1 mo. USD LIBOR + 1.750%	372,513
340,415	CSC Holdings LLC 2.61%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	336,585
	E.W. Scripps Co.
147,362	3.31%, 05/01/2026, 1 mo. USD LIBOR + 2.563%	146,756
83,375	3.75%, 01/07/2028, 1 mo. USD LIBOR + 3.000%	83,271
237,900	Gray Television, Inc. 2.60%, 01/02/2026, 3 mo. USD LIBOR + 2.500%	236,741
6,345	Houghton Mifflin Harcourt Publishing Co. 7.25%, 11/22/2024, 1 mo. USD LIBOR + 6.250%	6,330
170,000	Telenet Financing USD LLC 2.11%, 04/30/2028, 6 mo. USD LIBOR + 2.000%	167,176

The accompanying notes are an integral part of these financial statements.
78

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(9) - (continued)
	Media - 0.2% - (continued)
$ 260,000	UPC Financing Partnership 3.11%, 01/31/2029, 1 mo. USD LIBOR + 3.000%	$ 258,375
EUR 155,000	Virgin Media Bristol LLC 3.25%, 01/31/2029, 3 mo. EURIBOR + 3.250%	172,832
$ 150,000	Ziggo Financing Partnership 2.61%, 04/30/2028, 1 mo. USD LIBOR + 2.500%	148,055
		2,269,040
	Miscellaneous Manufacturing - 0.0%
EUR 260,022	CeramTec AcquiCo GmbH 0.03%, 03/08/2025, 3 mo. EURIBOR + 2.500%(10)	290,027
$ 96,750	LTI Holdings, Inc. 3.61%, 09/06/2025, 3 mo. USD LIBOR + 3.500%	95,648
147,355	Momentive Performance Materials USA LLC 3.36%, 05/15/2024, 3 mo. USD LIBOR + 3.250%	147,233
		532,908
	Packaging & Containers - 0.1%
374,063	Berlin Packaging LLC 4.25%, 03/11/2028, 1 mo. USD LIBOR + 3.750%	373,831
433,289	Flex Acquisition Co., Inc. 4.00%, 03/02/2028, 1 mo. USD LIBOR + 3.500%	432,370
100,000	Pretium PKG Holdings, Inc. 4.50%, 10/01/2028, 1 mo. USD LIBOR + 4.500%	99,917
253,091	Proampac PG Borrower LLC 4.50%, 11/03/2025, 1 mo. USD LIBOR + 3.750%	253,154
298,590	TricorBraun Holdings, Inc. 3.75%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	296,491
		1,455,763
	Pharmaceuticals - 0.3%
	Bausch Health Cos., Inc.
380,000	0.00%, 01/27/2027(10)	376,793
152,120	2.86%, 11/27/2025, 3 mo. USD LIBOR + 2.750%	151,808
82,417	3.11%, 06/01/2025, 3 mo. USD LIBOR + 3.000%	81,730
197,397	Change Healthcare Holdings LLC 3.50%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	197,150
1,813,933	Elanco Animal Health, Inc. 1.85%, 08/01/2027, 1 mo. USD LIBOR + 1.750%	1,784,457
242,862	Endo Luxembourg Finance Co. S.a r.l. 5.75%, 03/25/2028, 1 mo. USD LIBOR + 5.000%	236,115
247,810	Gainwell Acquisition Corp. 4.75%, 10/01/2027, 1 mo. USD LIBOR + 4.000%	247,887
203,463	Horizon Therapeutics USA, Inc. 2.25%, 03/15/2028, 1 mo. USD LIBOR + 2.000%	201,886
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(9) - (continued)
	Pharmaceuticals - 0.3% - (continued)
$ 18,087	ICON Luxembourg S.a r.l. 2.75%, 07/01/2028, 1 mo. USD LIBOR + 2.250%	$ 18,038
228,850	Jazz Financing Lux S.a.r.l. 4.00%, 05/05/2028, 1 mo. USD LIBOR + 3.500%	228,823
255,504	Organon & Co. 3.50%, 06/02/2028, 1 mo. USD LIBOR + 3.000%	255,057
222,355	Pathway Vet Alliance LLC 3.86%, 03/31/2027, 1 mo. USD LIBOR + 3.750%	221,839
		4,001,583
	Pipelines - 0.0%
262,283	BCP Renaissance Parent LLC 4.50%, 11/01/2024, 3 mo. USD LIBOR + 3.500%	261,793
171,891	NorthRiver Midstream Finance L.P. 3.46%, 10/01/2025, 3 mo. USD LIBOR + 3.250%	171,413
		433,206
	Real Estate - 0.0%
EUR 130,000	Blitz GmbH 3.50%, 03/01/2028, 3 mo. EURIBOR + 3.500%	144,902
	Retail - 0.6%
$ 134,663	At Home Group, Inc. 4.75%, 07/24/2028, 1 mo. USD LIBOR + 4.250%	134,284
2,374,181	B.C. Unlimited Liability Co. 1.86%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	2,337,452
299,505	Beacon Roofing Supply, Inc. 2.36%, 05/19/2028, 1 mo. USD LIBOR + 2.250%	297,822
	EG Group Ltd.
144,280	4.75%, 03/12/2026, 1 mo. USD LIBOR + 4.250%	144,316
EUR 150,000	7.00%, 04/12/2027, 3 mo. EURIBOR + 7.000%	168,540
$ 139,300	Foundation Building Materials Holding Co. LLC 3.75%, 01/29/2028, 1 mo. USD LIBOR + 3.250%	138,455
420,758	Great Outdoors Group LLC 4.50%, 03/05/2028, 1 mo. USD LIBOR + 3.750%	420,320
289,190	Harbor Freight Tools USA, Inc. 3.25%, 10/19/2027, 1 mo. USD LIBOR + 2.750%	287,938
	IRB Holding Corp.
125,754	3.75%, 02/05/2025, 1 mo. USD LIBOR + 2.750%	125,401
99,000	4.25%, 12/15/2027, 1 mo. USD LIBOR + 3.250%	99,000
667,279	KFC Holding Co. 1.86%, 03/15/2028, 1 mo. USD LIBOR + 1.750%	665,504
341,065	LBM Acquisition LLC 0.05%, 12/18/2027, 1 mo. USD LIBOR + 3.750%	338,790
198,000	Les Schwab Tire Centers 4.00%, 11/02/2027, 1 mo. USD LIBOR + 3.250%	197,319

The accompanying notes are an integral part of these financial statements.
79

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(9) - (continued)
	Retail - 0.6% - (continued)
$ 243,775	Michaels Cos., Inc. 5.00%, 04/15/2028, 1 mo. USD LIBOR + 4.250%	$ 240,118
183,613	Petco Health and Wellness Co., Inc. 4.00%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	183,341
268,650	PetSmart, Inc. 4.50%, 02/12/2028, 1 mo. USD LIBOR + 3.750%	268,062
	SRS Distribution, Inc.
160,000	0.00%, 06/02/2028(10)	159,901
373,125	4.27%, 06/04/2028, 1 mo. USD LIBOR + 3.750%	372,554
223,611	Staples, Inc. 5.13%, 04/12/2026, 3 mo. USD LIBOR + 5.000%	213,131
172,813	White Cap Buyer LLC 6.25%, 10/19/2027, 1 mo. USD LIBOR + 4.000%	172,655
		6,964,903
	Semiconductors - 0.0%
225,000	MKS Instruments, Inc. 0.00%, 10/21/2028(10)	224,507
	Software - 0.6%
365,000	Athenahealth, Inc. 0.00%, 01/26/2029(10)	363,252
130,000	CCC Intelligent Solutions, Inc. 3.00%, 09/21/2028, 3 mo. USD LIBOR + 2.500%	129,390
EUR 185,000	Concorde Midco Ltd. 4.00%, 03/01/2028, 3 mo. EURIBOR + 4.000%	207,429
$ 389,610	DCert Buyer, Inc. 4.11%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	389,368
889,515	Dun & Bradstreet Corp. 3.36%, 02/08/2026, 1 mo. USD LIBOR + 3.250%	885,548
97,750	Emerald TopCo, Inc. 3.80%, 07/24/2026, 1 mo. USD LIBOR + 3.500%	97,188
118,189	Epicor Software Corp. 4.00%, 07/31/2027, 1 mo. USD LIBOR + 3.250%	117,840
466,664	Hyland Software, Inc. 4.25%, 07/01/2024, 1 mo. USD LIBOR + 3.500%	466,431
275,000	Mitchell International, Inc. 4.25%, 10/15/2028, 1 mo. USD LIBOR + 3.750%	272,594
98,745	Navicure, Inc. 4.11%, 10/23/2026, 1 mo. USD LIBOR + 4.000%	98,560
324,187	Polaris Newco LLC 4.50%, 06/04/2028, 1 mo. USD LIBOR + 4.000%	323,928
418,950	RealPage, Inc. 3.75%, 04/22/2028, 1 mo. USD LIBOR + 3.250%	416,637
155,724	Seattle Spinco, Inc. 2.86%, 06/21/2024, 3 mo. USD LIBOR + 2.750%	153,681
378,189	SS&C European Holdings S.a.r.l. 1.86%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	373,461
	SS&C Technologies, Inc.
1,517,190	1.86%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	1,499,955
465,880	1.86%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	460,057
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 5.6%(9) - (continued)
	Software - 0.6% - (continued)
	Ultimate Software Group, Inc.
$ 143,553	3.75%, 05/03/2026, 1 mo. USD LIBOR + 3.250%	$ 143,079
195,991	3.86%, 05/03/2026, 3 mo. USD LIBOR + 3.750%	195,589
639,540	Zelis Healthcare Corp. 0.03%, 09/30/2026, 1 mo. USD LIBOR + 3.500%	636,675
		7,230,662
	Telecommunications - 0.1%
145,076	Altice France S.A. 3.93%, 01/31/2026, 3 mo. USD LIBOR + 3.688%	144,060
205,800	CenturyLink, Inc. 2.36%, 03/15/2027, 1 mo. USD LIBOR + 2.250%	202,277
143,912	Frontier Communications Corp. 4.50%, 10/08/2027, 1 mo. USD LIBOR + 3.750%	143,517
	Lorca Finco plc
EUR 245,000	0.00%, 09/18/2027, 3 mo. EURIBOR + 3.750%(10)	273,357
270,000	4.25%, 09/18/2027, 3 mo. EURIBOR + 4.250%	302,576
$ 124,688	Xplornet Communications, Inc. 4.50%, 10/02/2028, 1 mo. USD LIBOR + 4.000%	124,396
	Zayo Group Holdings, Inc.
376,980	3.11%, 03/09/2027, 1 mo. USD LIBOR + 3.000%	371,386
EUR 98,250	3.25%, 03/09/2027, 3 mo. EURIBOR + 3.250%	109,197
		1,670,766
	Textiles - 0.1%
$ 865,000	Crocs, Inc. 0.00%, 01/26/2029(10)	859,161
	Transportation - 0.0%
260,000	First Student Bidco, Inc. 3.50%, 07/21/2028, 1 mo. USD LIBOR + 3.000%	258,448
283,575	Savage Enterprises LLC 3.75%, 09/17/2028, 1 mo. USD LIBOR + 3.250%	282,999
		541,447
	Total Senior Floating Rate Interests (cost $66,691,940)	$ 66,338,672
U.S. GOVERNMENT AGENCIES - 37.4%
	Mortgage-Backed Agencies - 37.4%
	FHLMC - 1.9%
3,114,205	0.48%, 01/25/2034(2)(5)	$ 144,159
1,577,279	0.64%, 10/25/2026(2)(5)	40,193
6,581,262	0.72%, 12/25/2030(2)(5)	368,789
3,344,296	0.75%, 06/25/2027(2)(5)	118,020
1,477,635	0.88%, 11/25/2030(2)(5)	97,636
2,595,238	1.03%, 10/25/2030(2)(5)	193,256
4,274,949	1.12%, 06/25/2030(2)(5)	348,119
3,447,488	1.13%, 01/25/2030(2)(5)	264,716
3,325,071	1.43%, 05/25/2030(2)(5)	341,495
2,079,333	1.57%, 05/25/2030(2)(5)	232,043

The accompanying notes are an integral part of these financial statements.
80

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 37.4% - (continued)
	Mortgage-Backed Agencies - 37.4% - (continued)
	FHLMC - 1.9% - (continued)
$ 293,590	1.75%, 10/15/2042	$ 288,750
440,096	1.91%, 07/25/2030, 1 mo. USD LIBOR + 1.800%(3)	442,829
460,997	1.96%, 09/25/2049, 1 mo. USD LIBOR + 1.850%(1)(3)	462,967
1,104,715	2.00%, 02/01/2051	1,078,223
2,505,038	2.00%, 03/01/2051	2,445,669
573,350	2.16%, 07/25/2049, 1 mo. USD LIBOR + 2.050%(1)(3)	578,128
1,140,174	2.46%, 02/25/2049, 1 mo. USD LIBOR + 2.350%(1)(3)	1,151,268
635,532	2.50%, 05/01/2050	637,079
181,141	2.56%, 03/25/2049, 1 mo. USD LIBOR + 2.450%(1)(3)	183,102
1,818,062	3.00%, 10/01/2032	1,893,870
5,372	3.00%, 05/15/2041	5,550
113,231	3.00%, 07/01/2047	117,240
163,842	3.00%, 01/01/2048	168,333
1,075,208	3.00%, 08/01/2050	1,102,030
1,768,768	3.50%, 01/15/2033(5)	196,938
816,371	3.50%, 05/15/2034(5)	68,979
961,914	3.50%, 10/15/2042	979,665
787,527	3.50%, 12/01/2046	830,022
607,590	3.50%, 01/01/2047	647,430
236,805	3.50%, 03/15/2047	247,618
162,818	3.50%, 06/01/2047	171,390
196,277	3.50%, 12/01/2047	206,761
237,416	3.50%, 01/01/2048	249,860
322,305	3.50%, 12/01/2048	337,439
478,540	4.00%, 05/01/2038	510,561
583,723	4.00%, 05/25/2040(5)	72,080
12,445	4.00%, 01/01/2042	13,456
213,035	4.00%, 03/01/2042	231,029
5,579	4.00%, 04/01/2042	6,033
15,102	4.00%, 06/01/2042	16,050
281,009	4.00%, 11/01/2047	299,534
566,142	4.00%, 12/01/2047	612,905
612,003	4.36%, 11/25/2023, 1 mo. USD LIBOR + 4.250%(3)	631,766
440,947	5.00%, 09/01/2031	481,318
263,558	5.00%, 07/01/2035	295,836
128,115	5.00%, 09/01/2035	143,905
14,568	5.00%, 10/01/2035	16,348
13,755	5.00%, 11/01/2035	15,450
115,249	5.00%, 12/01/2035	129,342
5,979	5.00%, 06/01/2036	6,709
422,889	5.00%, 09/15/2036(5)	72,626
123,306	5.00%, 11/01/2036	138,334
97,797	5.00%, 12/01/2036	109,730
108,558	5.00%, 02/01/2037	121,790
57,739	5.00%, 02/01/2038	64,785
82,225	5.00%, 02/01/2039	92,259
1,393,930	5.00%, 03/15/2045(5)	285,874
196,349	5.00%, 02/15/2048(5)	39,217
76,152	5.00%, 09/01/2048	83,232
43,109	5.00%, 02/01/2049	46,988
316,815	5.26%, 11/25/2028, 1 mo. USD LIBOR + 5.150%(3)	327,928
15,357	5.50%, 02/01/2029	16,774
14,265	5.50%, 03/01/2035	16,097
17,312	5.50%, 12/01/2038	18,914
586,657	5.50%, 05/15/2040(5)	126,074
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 37.4% - (continued)
	Mortgage-Backed Agencies - 37.4% - (continued)
	FHLMC - 1.9% - (continued)
$ 538,466	5.50%, 06/15/2046(5)	$ 103,026
491,599	5.50%, 10/15/2046(5)	91,736
502,372	5.50%, 02/01/2049	549,467
59,167	5.50%, 03/01/2049	64,643
409,363	5.66%, 07/25/2028, 1 mo. USD LIBOR + 5.550%(3)	427,952
		22,919,334
	FNMA - 4.7%
184,824	0.00%, 06/25/2041(12)(13)	165,794
2,545,095	0.33%, 01/25/2030(2)(5)	48,991
6,701,690	1.20%, 06/25/2034(2)(5)	622,909
3,318,741	1.44%, 05/25/2029(2)(5)	294,077
3,796	2.00%, 09/25/2041	3,807
6,461	2.00%, 12/25/2041	6,477
464,975	2.00%, 03/25/2044	466,338
471,770	2.00%, 05/25/2044	472,684
2,698,947	2.00%, 10/01/2050	2,638,924
2,978,389	2.00%, 02/01/2051	2,910,109
6,900,250	2.00%, 03/01/2051	6,741,692
5,601	2.50%, 12/25/2041	5,655
11,099	2.50%, 03/25/2046	11,310
3,448,540	2.50%, 11/01/2051	3,463,621
1,868,750	2.50%, 12/01/2051	1,870,080
5,000,000	2.50%, 02/01/2052	5,007,556
370,000	2.88%, 11/01/2027	388,216
1,103,464	3.00%, 04/25/2033(5)	72,335
271,747	3.00%, 08/01/2033	282,868
1,678,679	3.00%, 06/01/2038	1,744,403
472,769	3.00%, 08/25/2042	481,689
632,041	3.00%, 11/25/2042	644,669
9,389	3.00%, 02/25/2043	9,613
96,922	3.00%, 01/25/2046	100,788
1,313,145	3.00%, 02/25/2047	1,342,217
67,633	3.00%, 05/25/2047	68,662
499,571	3.00%, 08/25/2049	511,468
1,814,644	3.00%, 07/01/2051	1,867,058
747,005	3.00%, 10/01/2051	764,398
1,900,000	3.00%, 02/01/2052	1,944,288
29,976	3.00%, 12/25/2054	30,741
345,000	3.16%, 08/01/2027	366,224
2,202,592	3.50%, 07/25/2033(5)	196,551
779,054	3.50%, 08/25/2033(5)	86,758
613,879	3.50%, 04/25/2034(5)	35,360
1,265,424	3.50%, 05/01/2037	1,326,527
990,777	3.50%, 11/25/2039(5)	109,624
5,296	3.50%, 05/25/2042	5,534
173,377	3.50%, 07/25/2044	177,914
289,887	3.50%, 12/01/2045	307,442
262,576	3.50%, 01/01/2046	277,401
200,800	3.50%, 03/01/2046	212,169
981,652	3.50%, 12/01/2046	1,043,533
361,292	3.50%, 05/01/2047	380,957
564,149	3.50%, 09/01/2047	592,319
348,515	3.50%, 01/01/2048	363,484
384,584	3.50%, 02/01/2048	403,332
49,429	3.50%, 02/25/2048	50,686
96,736	3.50%, 06/01/2048	101,226
537,413	3.50%, 07/01/2048	567,577
112,540	3.50%, 11/01/2048	117,881
369,452	3.50%, 03/25/2049	384,270
856,435	3.50%, 04/25/2049	906,373
882,754	3.50%, 05/01/2056	946,600

The accompanying notes are an integral part of these financial statements.
81

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 37.4% - (continued)
	Mortgage-Backed Agencies - 37.4% - (continued)
	FNMA - 4.7% - (continued)
$ 358,505	3.50%, 05/25/2056	$ 368,443
815,666	3.50%, 11/25/2057	853,768
1,380,811	3.50%, 05/01/2058	1,474,138
80,760	4.00%, 08/01/2038	87,787
3,104	4.00%, 11/01/2040	3,364
34,879	4.00%, 02/01/2041	37,528
506,351	4.00%, 06/01/2041	547,349
6,405	4.00%, 09/01/2041	6,927
9,380	4.00%, 10/01/2041	10,166
219,700	4.00%, 01/01/2042	237,731
292,234	4.00%, 02/01/2042	316,669
75,206	4.00%, 05/01/2042	81,528
3,190	4.00%, 09/01/2042	3,502
1,228,970	4.00%, 01/01/2043	1,328,941
23,843	4.00%, 10/01/2043	25,777
687,634	4.00%, 10/01/2047	731,781
360,073	4.00%, 11/01/2047	383,397
619,629	4.00%, 01/01/2049	656,140
820,291	4.00%, 09/01/2049	868,170
613,485	4.50%, 04/01/2048	654,370
506,022	4.50%, 09/25/2048(5)	72,260
283,358	4.50%, 04/01/2049	302,689
1,026,612	4.50%, 01/01/2051	1,135,557
14,512	5.00%, 02/01/2036	16,288
5,445	5.00%, 03/01/2036	6,108
425,917	5.00%, 06/25/2048(5)	69,030
459,702	5.50%, 04/25/2044(5)	83,956
355,469	6.50%, 03/25/2045(5)	86,544
1,735,000	GNMA 4.50%, 02/22/2052(14)	1,825,553
		56,218,640
	GNMA - 6.7%
143,624	1.75%, 09/20/2043	143,473
247,835	2.00%, 01/20/2042	250,095
195,621	2.00%, 06/16/2042	195,261
175,000	2.00%, 02/22/2052(14)	173,011
97,047	2.50%, 05/20/2040	97,851
1,164,370	2.50%, 09/20/2051	1,173,730
3,835,076	2.50%, 10/20/2051	3,865,905
1,780,000	2.50%, 02/22/2052(14)	1,791,959
1,750,000	2.50%, 03/21/2052(14)	1,758,135
806,567	3.00%, 02/20/2047	834,145
191,204	3.00%, 10/20/2047	195,742
587,083	3.00%, 10/20/2051	602,237
3,911,019	3.00%, 12/20/2051	4,010,951
19,664,000	3.00%, 02/22/2052(14)	20,138,943
19,625,000	3.00%, 03/21/2052(14)	20,053,005
322,081	3.50%, 11/20/2042	339,713
699,367	3.50%, 06/20/2046	733,098
152,155	3.50%, 07/20/2046	159,427
159,192	3.50%, 10/20/2046	166,927
695,571	3.50%, 02/20/2047	728,210
188,059	3.50%, 05/20/2047	196,540
194,287	3.50%, 07/20/2047	203,035
142,833	3.50%, 11/20/2047	149,424
177,257	3.50%, 03/20/2048	185,724
6,475,000	3.50%, 05/20/2049(14)	6,688,220
6,483,000	3.50%, 02/22/2052(14)	6,713,197
446,210	3.88%, 08/15/2042	486,678
1,142,030	4.00%, 09/16/2042(5)	236,260
468,677	4.00%, 09/20/2042(5)	56,039
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 37.4% - (continued)
	Mortgage-Backed Agencies - 37.4% - (continued)
	GNMA - 6.7% - (continued)
$ 288,603	4.00%, 12/20/2044(5)	$ 47,864
656,665	4.00%, 08/20/2045	705,752
98,335	4.00%, 09/20/2047	104,044
26,545	4.00%, 04/20/2048	28,015
1,365,637	4.00%, 07/20/2048	1,436,347
1,239,018	4.50%, 02/20/2040	1,353,804
945,587	4.50%, 06/16/2043(5)	154,271
457,502	4.50%, 05/20/2045(5)	69,479
657,895	4.50%, 08/20/2045(5)	108,332
757,692	4.50%, 12/16/2046(5)	121,295
471,440	4.50%, 05/20/2048(5)	69,137
320,220	4.50%, 06/20/2048(5)	49,916
387,066	5.00%, 12/20/2043(5)	71,957
1,083,641	5.00%, 07/16/2044(5)	175,768
368,917	5.00%, 11/16/2046(5)	64,246
358,170	5.00%, 06/16/2047(5)	65,574
457,616	5.00%, 11/16/2047(5)	89,172
1,492,350	5.00%, 11/20/2049	1,593,926
324,054	5.50%, 02/20/2044(5)	45,482
259,273	5.50%, 09/15/2045	298,254
356,522	5.50%, 09/20/2045(5)	74,278
		79,053,848
	UMBS - 24.1%
910,000	1.50%, 02/14/2052(14)	860,945
8,250,000	2.00%, 02/17/2037(14)	8,290,283
104,474,000	2.00%, 02/14/2052(14)	101,862,150
55,020,000	2.00%, 03/14/2052(14)	53,525,914
10,090,000	2.50%, 02/17/2037(14)	10,313,872
76,217,000	2.50%, 02/11/2051(14)	76,121,729
2,026,000	3.00%, 02/17/2037	2,097,915
18,266,000	3.00%, 02/14/2052(14)	18,669,360
8,011,000	3.50%, 02/14/2052(14)	8,350,216
1,190,000	4.00%, 02/11/2051(14)	1,257,449
5,069,000	4.50%, 06/25/2048(14)	5,408,013
		286,757,846
	Total U.S. Government Agencies (cost $446,560,764)	$ 444,949,668
U.S. GOVERNMENT SECURITIES - 27.6%
	U.S. Treasury Securities - 27.6%
	U.S. Treasury Bonds - 12.1%
6,396,219	0.88%, 02/15/2047(15)	$ 7,990,026
23,740,000	1.25%, 05/15/2050	19,352,737
13,000,000	1.63%, 11/15/2050	11,627,383
9,740,000	1.75%, 08/15/2041	9,085,594
7,460,000	2.00%, 11/15/2041	7,263,009
3,145,000	2.88%, 08/15/2045	3,552,007
2,525,000	3.00%, 11/15/2045	2,916,276
11,845,000	3.00%, 02/15/2047	13,781,842
1,395,000	3.00%, 02/15/2048	1,637,218
8,365,000	3.13%, 02/15/2043	9,714,836
2,645,000	3.13%, 08/15/2044	3,091,757
1,390,000	3.13%, 05/15/2048	1,670,715
6,010,000	3.38%, 05/15/2044	7,287,360
7,574,900	3.63%, 08/15/2043	9,469,513
21,075,000	3.63%, 02/15/2044(16)	26,438,423
7,618,100	3.75%, 11/15/2043	9,708,019
		144,586,715
	U.S. Treasury Notes - 15.5%
32,900,000	0.63%, 08/15/2030	29,955,707

The accompanying notes are an integral part of these financial statements.
82

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 27.6% - (continued)
	U.S. Treasury Securities - 27.6% - (continued)
	U.S. Treasury Notes - 15.5% - (continued)
$ 37,360,000	0.75%, 05/31/2026		$ 36,062,616
10,000,000	0.88%, 06/30/2026		9,697,656
1,000,000	0.88%, 09/30/2026		967,266
3,186,237	0.88%, 01/15/2029(15)		3,596,299
11,120,000	0.88%, 11/15/2030		10,321,619
6,000,000	1.25%, 09/30/2028		5,811,797
3,250,000	1.25%, 08/15/2031		3,100,703
975,000	1.38%, 10/31/2028		951,767
49,075,000	1.38%, 11/15/2031		47,296,031
3,650,000	1.50%, 11/30/2028		3,591,258
22,485,000	1.63%, 05/15/2031		22,210,964
9,830,000	2.88%, 08/15/2028		10,524,244
			184,087,927
	Total U.S. Government Securities (cost $330,303,857)		$ 328,674,642
COMMON STOCKS - 0.0%
	Energy - 0.0%
934	Foresight Energy LLC*		$ 13,077
	Total Common Stocks (cost $8,444)		$ 13,077
	Total Long-Term Investments (Cost $1,538,869,226)		$ 1,521,866,880
SHORT-TERM INVESTMENTS - 1.0%
	Repurchase Agreements - 1.0%
11,781,171	Fixed Income Clearing Corp. Repurchase Agreement dated 01/31/2022 at 0.020%, due on 02/01/2022 with a maturity value of $11,781,178; collateralized by U.S. Treasury Note at 1.750%, maturing 01/31/2029, with a market value of $12,016,800		$ 11,781,171
	Securities Lending Collateral - 0.0%
8,487	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(17)		8,487
228,570	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(17)		228,570
12,947	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(17)		12,947
			250,004
	Total Short-Term Investments (cost $12,031,175)		$ 12,031,175
	Total Investments (cost $1,550,900,401)	128.8%	$ 1,533,898,055
	Other Assets and Liabilities	(28.8)%	(343,023,713)
	Total Net Assets	100.0%	$ 1,190,874,342
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At January 31, 2022, the aggregate value of these securities was $325,978,050, representing 27.4% of net assets.
(2)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(3)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2022. Base lending rates may be subject to a floor or cap.
(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(5)	Securities disclosed are interest-only strips.
(6)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At January 31, 2022, the aggregate value of these securities was $27,551,227, representing 2.3% of net assets.
(7)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at January 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(8)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of January 31, 2022.
(10)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(11)	This security, or a portion of this security, has unfunded loan commitments. As of January 31, 2022, the aggregate value of the unfunded commitment was $29,903, which represents 0.0% of total net assets.
(12)	Security disclosed is principal-only strips.
(13)	Security is a zero-coupon bond.
(14)	Represents or includes a TBA transaction.

The accompanying notes are an integral part of these financial statements.
83

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

(15)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(16)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of January 31, 2022, the market value of securities pledged was $4,265,273.
(17)	Current yield as of period end.

OTC Option Contracts Outstanding at January 31, 2022
Description	Counterparty	Exercise Price/ FX Rate/Rate		Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts:
Call
CDX.NA.IG.S37.V1-5Y	BOA	60.00	USD	02/16/2022	(89,635,000)	USD	(89,635,000)	$ (120,520)	$ (139,831)	$ 19,311
Put
CDX.NA.IG.S37.V1-5Y	BOA	60.00	USD	02/16/2022	(89,635,000)	USD	(89,635,000)	$ (154,362)	$ (152,379)	$ (1,983)
Total Written Option Contracts OTC option contracts								$ (274,882)	$ (292,210)	$ 17,328

Futures Contracts Outstanding at January 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 5-Year Note Future	467	03/31/2022	$ 55,667,859	$ (127,128)
U.S. Treasury 10-Year Note Future	60	03/22/2022	7,678,125	4,015
Total				$ (123,113)
Short position contracts:
Euro-BUND Future	252	03/08/2022	$ 47,772,204	$ 522,009
Euro-BUXL 30-Year Bond Future	33	03/08/2022	7,520,674	386,349
U.S. Treasury 2-Year Note Future	1,187	03/31/2022	257,170,969	755,124
U.S. Treasury 10-Year Ultra Future	448	03/22/2022	63,987,000	337,821
U.S. Treasury Long Bond Future	239	03/22/2022	37,194,375	919,578
U.S. Treasury Ultra Bond Future	31	03/22/2022	5,857,062	309,287
Total				$ 3,230,168
Total futures contracts				$ 3,107,055

TBA Sale Commitments Outstanding at January 31, 2022
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FNMA, 1.50%	$ 5,795,000	02/17/2037	$ (5,703,774)	$ 29,346
GNMA, 2.00%	2,785,000	02/22/2052	(2,754,757)	—
Total TBA sale commitments (proceeds receivable $8,487,877)			$ (8,458,531)	$ 29,346
At January 31, 2022, the aggregate market value of TBA Sale Commitments represents (0.7)% of total net assets.

The accompanying notes are an integral part of these financial statements.
84

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at January 31, 2022
Reference Entity	Counter- party	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CMBX.NA.BB.8	GSC	USD	579,789	5.00%	10/17/2057	Monthly	$ —	$ (99,973)	$ (221,785)	$ (121,812)
CMBX.NA.BBB.6	MLI	USD	59,841	3.00%	05/11/2063	Monthly	—	(3,562)	(14,887)	(11,325)
Total OTC credit default swap contracts							$ —	$ (103,535)	$ (236,672)	$ (133,137)

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at January 31, 2022
Reference Entity	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.35.V1	USD	7,645,000	(1.00%)	06/20/2026	Quarterly	$ 196,962	$ 320,960	$ 123,998
Total						$ 196,962	$ 320,960	$ 123,998
Credit default swaps on single-name issues:
Sell protection:
Panama Republic (BBB)	USD	985,000	1.00%	06/20/2026	Quarterly	$ 7,738	$ 7,526	$ (212)
Total						$ 7,738	$ 7,526	$ (212)
Total centrally cleared credit default swap contracts						$ 204,700	$ 328,486	$ 123,786

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at January 31, 2022
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
685,405	USD	3,865,000	BRL	MSC	03/16/2022	$ (33,958)
1,567,905	USD	8,930,000	BRL	DEUT	03/16/2022	(94,168)
3,513,781	USD	3,102,000	EUR	TDB	02/28/2022	34,495
292,910	USD	259,000	EUR	JPM	02/28/2022	2,408
29,793,284	USD	26,271,000	EUR	DEUT	03/16/2022	313,433
5,401,966	USD	4,712,000	EUR	CBA	03/16/2022	114,423
507,868	USD	10,459,000	MXN	JPM	03/16/2022	5,261
4,039,884	USD	86,300,000	MXN	BNP	03/16/2022	(107,263)
1,933,933	USD	145,630,000	RUB	MSC	03/16/2022	74,424
320,822	USD	24,244,000	RUB	DEUT	03/16/2022	11,257
Total foreign currency contracts						$ 320,312
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
85

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
January 31, 2022 (Unaudited)

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of January 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 252,428,960	$ —	$ 252,428,960	$ —
Corporate Bonds	339,965,082	—	339,965,082	—
Foreign Government Obligations	73,084,060	—	73,084,060	—
Municipal Bonds	16,412,719	—	16,412,719	—
Senior Floating Rate Interests	66,338,672	—	66,338,672	—
U.S. Government Agencies	444,949,668	—	444,949,668	—
U.S. Government Securities	328,674,642	—	328,674,642	—
Common Stocks
Energy	13,077	—	13,077	—
Short-Term Investments	12,031,175	250,004	11,781,171	—
Foreign Currency Contracts(2)	555,701	—	555,701	—
Futures Contracts(2)	3,234,183	3,234,183	—	—
Swaps - Credit Default(2)	123,998	—	123,998	—
Total	$ 1,537,811,937	$ 3,484,187	$ 1,534,327,750	$ —
Liabilities
Foreign Currency Contracts(2)	$ (235,389)	$ —	$ (235,389)	$ —
Futures Contracts(2)	(127,128)	(127,128)	—	—
Swaps - Credit Default(2)	(133,349)	—	(133,349)	—
TBA Sale Commitments	(8,458,531)	—	(8,458,531)	—
Written Options	(274,882)	—	(274,882)	—
Total	$ (9,229,279)	$ (127,128)	$ (9,102,151)	$ —

(1)	For the six-month period ended January 31, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
86

Hartford Active ETFs
GLOSSARY: (abbreviations used in preceding Schedule of Investments) (unaudited)

Counterparty Abbreviations:
BNP	BNP Paribas Securities Services
BOA	Bank of America Securities LLC
CBK	Citibank NA
GSC	Goldman Sachs & Co.
MLI	Merrill Lynch International
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International
MSC	Morgan Stanley
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
CBA	Commonwealth Bank of Australia
Currency Abbreviations:
AUD	Australia Dollar
BRL	Brazil Real
CAD	Canadian Dollar
CHF	Switzerland Franc
CLP	Chile Peso
CNY	China Yuan Renminbi
COP	Colombia Peso
DKK	Denmark Krone
EGP	Egypt Pound
EUR	Euro Member Countries
GBP	British Pound
IDR	Indonesia Rupiah
INR	Indian Rupee
JPY	Japan Yen
MXN	Mexican Peso
RUB	Russia Ruble
TRY	Turkish Currency
USD	United States Dollar
ZAR	South Africa Rand
Index Abbreviations:
CMBX.NA	Markit Commercial Mortgage-Backed North American
CMT	Constant Maturity Treasury Index
Municipal Abbreviations:
Auth	Authority
Dev	Development
Dist	District
Facs	Facilities
GO	General Obligation
PA	Port Authority
Redev	Redevelopment
Rev	Revenue
VA	Veterans Administration
Other Abbreviations:
AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal
AMBAC	American Municipal Bond Assurance Co.
BAM	Build America Mutual Assurance Corp.
CD	Certificate of Deposit
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CR	Custodial Receipts
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
SCP	State Credit Enhancement Program
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Securities

87

Hartford Active ETFs
 Statements of Assets and Liabilities
January 31, 2022 (Unaudited)

	Hartford Core Bond ETF	Hartford Large Cap Growth ETF	Hartford Municipal Opportunities ETF	Hartford Schroders Commodity Strategy ETF (Consolidated)	Hartford Schroders ESG US Equity ETF
Assets:
Investments in securities, at market value(1)	$ 368,473,876	$ 72,006,903	$ 233,855,081	$ 41,525,681	$ 10,010,216
Repurchase agreements	7,980,375	—	15,134,560	—	—
Cash	2,001,237	2,249,138	3,734,710	—	—
Cash collateral due from broker on futures contracts	—	—	—	4,122,386	1,080
Cash collateral held for securities on loan	—	—	—	—	—
Foreign currency	—	—	—	5,873	—
Receivables:
From affiliates	—	—	—	4,197	—
Investment securities sold	19,452,507	1,086,017	—	—	112,707
Fund shares sold	25,834,333	—	2,037,786	—	—
Dividends and interest	1,267,841	4,688	1,757,134	18	6,384
Securities lending income	—	41	—	—	—
Variation margin on futures contracts	7,356	—	—	501,025	409
Total assets	425,017,525	75,346,787	256,519,271	46,159,180	10,130,796
Liabilities:
Payables:
Investment securities purchased	136,472,800	1,217,920	9,620,375	—	116,576
Investment management fees	64,506	29,716	58,853	30,038	3,365
Accounting services fees	—	—	—	120	—
Distributions payable	254,344	—	267,876	—	—
Written options	83,942	—	—	—	—
Accrued expenses	—	—	—	2,478	—
Total liabilities	136,875,592	1,247,636	9,947,104	32,636	119,941
Net assets	$ 288,141,933	$ 74,099,151	$ 246,572,167	$ 46,126,544	$ 10,010,855
Summary of Net Assets:
Paid-in-capital	$ 299,005,287	$ 82,243,733	$ 246,891,753	$ 42,946,141	$ 10,005,823
Distributable earnings (loss)	(10,863,354)	(8,144,582)	(319,586)	3,180,403	5,032
Net assets	288,141,933	74,099,151	246,572,167	46,126,544	10,010,855
Net asset value per share	39.74	16.56	40.76	21.71	25.03
Shares issued and outstanding	7,250,000	4,475,000	6,050,000	2,125,000	400,000
Cost of investments	$ 386,388,170	$ 78,149,408	$ 248,899,968	$ 41,517,479	$ 10,025,240
Cost of foreign currency	$ —	$ —	$ —	$ 5,967	$ —
Written option contracts premiums received	$ 81,385	$ —	$ —	$ —	$ —
(1) Includes Investment in securities on loan, at market value	$ —	$ —	$ —	$ —	$ —
The accompanying notes are an integral part of these financial statements.
88

Hartford Active ETFs
 Statements of Assets and Liabilities – (continued)
January 31, 2022 (Unaudited)

	Hartford Schroders Tax-Aware Bond ETF	Hartford Short Duration ETF	Hartford Sustainable Income ETF	Hartford Total Return Bond ETF
Assets:
Investments in securities, at market value(1)	$ 93,264,382	$ 78,850,749	$ 54,026,363	$ 1,522,116,884
Repurchase agreements	—	2,707,488	—	11,781,171
Cash	—	963,096	—	4,668,743
Cash collateral due from broker on futures contracts	32,375	—	—	—
Cash collateral held for securities on loan	4,850	—	5,225	13,158
Foreign currency	—	47,553	337,937	497,669
Unrealized appreciation on foreign currency contracts	—	27,777	220,578	555,701
Receivables:
Investment securities sold	—	2,636,196	1,898,689	154,302,472
Fund shares sold	1,041,211	—	—	—
Dividends and interest	638,980	371,172	373,284	7,017,782
Securities lending income	8	—	—	10
Variation margin on futures contracts	—	76,715	18,087	429,655
Variation margin on centrally cleared swap contracts	—	—	3,422	—
Tax reclaims	794	679	13,545	—
Total assets	94,982,600	85,681,425	56,897,130	1,701,383,245
Liabilities:
Due to custodian	—	—	323,843	—
Unrealized depreciation on foreign currency contracts	—	1,648	4,342	235,389
Obligation to return securities lending collateral	97,000	—	104,499	263,162
Unrealized depreciation on OTC swap contracts	—	—	—	133,137
TBA sale commitments, at market value	—	—	—	8,458,531
Unfunded loan commitments	—	—	22,000	30,000
Payables:
Investment securities purchased	1,042,016	1,176,927	8,849,090	498,763,831
Investment management fees	33,169	24,967	22,001	280,483
Variation margin on futures contracts	1,411	—	—	—
Variation margin on centrally cleared swap contracts	—	—	—	6,472
Distributions payable	99,876	136,007	109,288	1,959,482
Written options	—	—	35,206	274,882
OTC swap contracts premiums received	—	—	—	103,534
Total liabilities	1,273,472	1,339,549	9,470,269	510,508,903
Net assets	$ 93,709,128	$ 84,341,876	$ 47,426,861	$ 1,190,874,342
Summary of Net Assets:
Paid-in-capital	$ 94,758,568	$ 85,271,239	$ 50,112,501	$ 1,221,257,434
Distributable earnings (loss)	(1,049,440)	(929,363)	(2,685,640)	(30,383,092)
Net assets	93,709,128	84,341,876	47,426,861	1,190,874,342
Net asset value per share	20.82	40.16	37.94	38.73
Shares issued and outstanding	4,500,000	2,100,000	1,250,000	30,750,000
Cost of investments	$ 94,246,014	$ 82,545,254	$ 56,692,509	$ 1,550,900,401
Cost of foreign currency	$ —	$ 47,553	$ 337,768	$ 496,736
Proceeds of TBA sale commitments	$ —	$ —	$ —	$ 8,487,877
Written option contracts premiums received	$ —	$ —	$ 35,298	$ 292,210
(1) Includes Investment in securities on loan, at market value	$ 94,468	$ —	$ 105,006	$ 257,500
The accompanying notes are an integral part of these financial statements.
89

Hartford Active ETFs
 Statements of Operations
For the Six-Month Ended January 31, 2022 (Unaudited)

	Hartford Core Bond ETF	Hartford Large Cap Growth ETF(1)	Hartford Municipal Opportunities ETF	Hartford Schroders Commodity Strategy ETF (Consolidated)(2)	Hartford Schroders ESG US Equity ETF(3)
Investment Income:
Dividends	$ —	$ 9,760	$ —	$ 7,627	$ 78,401
Interest	1,927,958	126	2,005,022	2,398	—
Securities lending	220	41	—	—	—
Less: Foreign tax withheld	117	—	—	(307)	—
Total investment income, net	1,928,295	9,927	2,005,022	9,718	78,401
Expenses:
Investment management fees	384,044	49,523	317,110	61,199	18,713
Custodian fees	—	—	—	584	—
Accounting services fees	—	—	—	120	—
Professional fees	—	—	—	1,444	—
Total expenses (before waivers, reimbursements and fees paid indirectly)	384,044	49,523	317,110	63,347	18,713
Expense waivers	—	—	—	(2,148)	—
Management fee waivers	—	—	—	(7,409)	—
Total waivers, reimbursements and fees paid indirectly	—	—	—	(9,557)	—
Total expenses	384,044	49,523	317,110	53,790	18,713
Net Investment Income (Loss)	1,544,251	(39,596)	1,687,912	(44,072)	59,688
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(1,831,535)	(1,962,481)	(233,006)	(19,766)	27,962
Futures contracts	900,679	—	—	156,010	1,301
Written options contracts	(65,830)	—	—	—	—
Swap contracts	22,398	—	—	—	—
Other foreign currency transactions	—	—	—	(527)	—
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(974,288)	(1,962,481)	(233,006)	135,717	29,263
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	(10,712,799)	(6,142,505)	(8,380,130)	8,202	(15,024)
Purchased options contracts	43,664	—	—	—	—
Futures contracts	1,412,174	—	—	3,080,650	(938)
Written options contracts	(55,470)	—	—	—	—
Swap contracts	(5,877)	—	—	—	—
Translation of other assets and liabilities in foreign currencies	—	—	—	(94)	—
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(9,318,308)	(6,142,505)	(8,380,130)	3,088,758	(15,962)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(10,292,596)	(8,104,986)	(8,613,136)	3,224,475	13,301
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (8,748,345)	$ (8,144,582)	$ (6,925,224)	$ 3,180,403	$ 72,989

(1)	Commenced operations on November 9, 2021.
(2)	Commenced operations on September 14, 2021.
(3)	Commenced operations on August 10, 2021.
The accompanying notes are an integral part of these financial statements.
90

Hartford Active ETFs
 Statements of Operations – (continued)
For the Six-Month Ended January 31, 2022 (Unaudited)

	Hartford Schroders Tax-Aware Bond ETF	Hartford Short Duration ETF	Hartford Sustainable Income ETF(4)	Hartford Total Return Bond ETF
Investment Income:
Dividends	$ —	$ —	$ 3,740	$ —
Interest	854,400	1,289,543	486,312	12,972,340
Securities lending	156	—	—	795
Less: Foreign tax withheld	163	—	(392)	329
Total investment income, net	854,719	1,289,543	489,660	12,973,464
Expenses:
Investment management fees	210,484	183,152	95,538	1,545,283
Total expenses	210,484	183,152	95,538	1,545,283
Net Investment Income (Loss)	644,235	1,106,391	394,122	11,428,181
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(266,945)	81,058	(147,547)	(3,111,677)
Futures contracts	143,958	94,979	(281,314)	(2,400,095)
Written options contracts	—	—	—	(896,461)
Swap contracts	—	—	14,656	(750,181)
Foreign currency contracts	—	130,663	270,197	2,680,266
Other foreign currency transactions	—	(12,405)	(22,310)	(65,511)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(122,987)	294,295	(166,318)	(4,543,659)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	(3,637,627)	(2,476,836)	(2,666,146)	(49,247,856)
Purchased options contracts	—	—	—	672,781
Futures contracts	151,337	50,476	(31,672)	9,365,002
Written options contracts	—	—	92	(320,126)
Swap contracts	—	—	15,167	766,596
Foreign currency contracts	—	40,402	216,236	(395,855)
Translation of other assets and liabilities in foreign currencies	—	(18,076)	10,513	(6,080)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(3,486,290)	(2,404,034)	(2,455,810)	(39,165,538)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(3,609,277)	(2,109,739)	(2,622,128)	(43,709,197)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (2,965,042)	$ (1,003,348)	$ (2,228,006)	$ (32,281,016)

(4)	Commenced operations on September 21, 2021.
The accompanying notes are an integral part of these financial statements.
91

Hartford Active ETFs
 Statements of Changes in Net Assets
For the Six-Month Ended January 31, 2022 (Unaudited)

	Hartford Core Bond ETF		Hartford Large Cap Growth ETF
	For the Six-Month Period Ended January 31, 2022 (Unaudited)	For the Year Ended July 31, 2021	For the Period Ended January 31, 2022 (Unaudited)(1)
Operations:
Net investment income (loss)	$ 1,544,251	$ 1,576,735	$ (39,596)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(974,288)	903,091	(1,962,481)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(9,318,308)	(2,719,355)	(6,142,505)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,748,345)	(239,529)	(8,144,582)
Distributions to Shareholders	(2,480,405)	(2,622,517)	—
Fund Share Transactions:
Sold	33,863,253	144,816,846	83,649,847
Redeemed	—	(14,733,496)	(1,409,757)
Other Capital	4,817	94,078	3,643
Net increase (decrease) from capital share transactions	33,868,070	130,177,428	82,243,733
Net Increase (Decrease) in Net Assets	22,639,320	127,315,382	74,099,151
Net Assets:
Beginning of period	265,502,613	138,187,231	—
End of period	$ 288,141,933	$ 265,502,613	$ 74,099,151

(1)	Commenced operations on November 9, 2021.
The accompanying notes are an integral part of these financial statements.
92

Hartford Active ETFs
 Statements of Changes in Net Assets – (continued)
For the Six-Month Ended January 31, 2022 (Unaudited)

	Hartford Municipal Opportunities ETF		Hartford Schroders Commodity Strategy ETF (Consolidated)
	For the Six-Month Period Ended January 31, 2022 (Unaudited)	For the Year Ended July 31, 2021	For the Period Ended January 31, 2022 (Unaudited)(2)
Operations:
Net investment income (loss)	$ 1,687,912	$ 2,800,503	$ (44,072)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(233,006)	(209,482)	135,717
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(8,380,130)	4,054,093	3,088,758
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,925,224)	6,645,114	3,180,403
Distributions to Shareholders	(1,697,764)	(5,961,085)	—
Fund Share Transactions:
Sold	54,139,557	94,043,807	42,928,990
Redeemed	—	—	(21)
Other Capital	13,025	23,511	17,172
Net increase (decrease) from capital share transactions	54,152,582	94,067,318	42,946,141
Net Increase (Decrease) in Net Assets	45,529,594	94,751,347	46,126,544
Net Assets:
Beginning of period	201,042,573	106,291,226	—
End of period	$ 246,572,167	$ 201,042,573	$ 46,126,544

(2)	Commenced operations on September 14, 2021.
The accompanying notes are an integral part of these financial statements.
93

Hartford Active ETFs
 Statements of Changes in Net Assets – (continued)
For the Six-Month Ended January 31, 2022 (Unaudited)

	Hartford Schroders ESG US Equity ETF	Hartford Schroders Tax-Aware Bond ETF
	For the Period Ended January 31, 2022 (Unaudited)(3)	For the Six-Month Period Ended January 31, 2022 (Unaudited)	For the Year Ended July 31, 2021
Operations:
Net investment income (loss)	$ 59,688	$ 644,235	$ 1,297,746
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	29,263	(122,987)	1,579,636
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(15,962)	(3,486,290)	(880,445)
Net Increase (Decrease) in Net Assets Resulting from Operations	72,989	(2,965,042)	1,996,937
Distributions to Shareholders	(67,957)	(1,742,596)	(1,644,315)
Fund Share Transactions:
Sold	10,005,848	12,874,901	73,651,787
Redeemed	(25)	(20,183,529)	(44,543,164)
Other Capital	—	17,695	78,883
Net increase (decrease) from capital share transactions	10,005,823	(7,290,933)	29,187,506
Net Increase (Decrease) in Net Assets	10,010,855	(11,998,571)	29,540,128
Net Assets:
Beginning of period	—	105,707,699	76,167,571
End of period	$ 10,010,855	$ 93,709,128	$ 105,707,699

(3)	Commenced operations on August 10, 2021.
The accompanying notes are an integral part of these financial statements.
94

Hartford Active ETFs
 Statements of Changes in Net Assets – (continued)
For the Six-Month Ended January 31, 2022 (Unaudited)

	Hartford Short Duration ETF		Hartford Sustainable Income ETF
	For the Six-Month Period Ended January 31, 2022 (Unaudited)	For the Year Ended July 31, 2021	For the Period Ended January 31, 2022 (Unaudited)(4)
Operations:
Net investment income (loss)	$ 1,106,391	$ 2,359,881	$ 394,122
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	294,295	827,462	(166,318)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(2,404,034)	(545,606)	(2,455,810)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,003,348)	2,641,737	(2,228,006)
Distributions to Shareholders	(1,517,967)	(2,445,966)	(457,634)
Fund Share Transactions:
Sold	14,217,956	61,613,986	50,000,040
Redeemed	(56,619,019)	(20,509,616)	(39)
Other Capital	22,872	59,666	112,500
Net increase (decrease) from capital share transactions	(42,378,191)	41,164,036	50,112,501
Net Increase (Decrease) in Net Assets	(44,899,506)	41,359,807	47,426,861
Net Assets:
Beginning of period	129,241,382	87,881,575	—
End of period	$ 84,341,876	$ 129,241,382	$ 47,426,861

(4)	Commenced operations on September 21, 2021.
The accompanying notes are an integral part of these financial statements.
95

Hartford Active ETFs
 Statements of Changes in Net Assets – (continued)
For the Six-Month Ended January 31, 2022 (Unaudited)

	Hartford Total Return Bond ETF
	For the Six-Month Period Ended January 31, 2022 (Unaudited)	For the Year Ended July 31, 2021
Operations:
Net investment income (loss)	$ 11,428,181	$ 17,912,363
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(4,543,659)	13,867,891
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(39,165,538)	(18,928,165)
Net Increase (Decrease) in Net Assets Resulting from Operations	(32,281,016)	12,852,089
Distributions to Shareholders	(32,146,297)	(36,110,981)
Fund Share Transactions:
Sold	301,618,006	410,130,689
Redeemed	(106,368,423)	(24,491,561)
Other Capital	80,915	281,657
Net increase (decrease) from capital share transactions	195,330,498	385,920,785
Net Increase (Decrease) in Net Assets	130,903,185	362,661,893
Net Assets:
Beginning of period	1,059,971,157	697,309,264
End of period	$ 1,190,874,342	$ 1,059,971,157
The accompanying notes are an integral part of these financial statements.
96

Hartford Active ETFs
Financial Highlights

—Selected Per-Share Data(1)—									—Ratios and Supplemental Data —
Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Other Capital	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(4)
Hartford Core Bond ETF
For the Six-Month Period Ended January 31, 2022 (Unaudited)
$ 41.48	$ 0.24	$ (1.60)	$ (1.36)	$ —	$ (0.24)	$ (0.14)	$ (0.38)	$ 39.74	(3.31)% (5)	$ 288,142	0.29% (6)	0.29% (6)	1.17% (6)	15% (7)
For the Year Ended July 31, 2021
$ 42.52	$ 0.44	$ (0.73)	$ (0.29)	$ 0.03	$ (0.45)	$ (0.33)	$ (0.78)	$ 41.48	(0.59)%	$ 265,503	0.29%	0.29%	1.06%	30% (7)
For the Period Ended July 31, 2020(8)
$ 40.00	$ 0.21	$ 2.50	$ 2.71	$ 0.05	$ (0.24)	$ —	$ (0.24)	$ 42.52	6.91% (5)	$ 138,187	0.29% (6)	0.29% (6)	1.19% (6)	26% (7)
Hartford Large Cap Growth ETF
For the Period Ended January 31, 2022(9) (Unaudited)
$ 20.00	$ (0.02)	$ (3.42)	$ (3.44)	$ —	$ —	$ —	$ —	$ 16.56	(17.20)% (5)	$ 74,099	0.59% (6)	0.59% (6)	(0.47)% (6)	45% (10)
Hartford Municipal Opportunities ETF
For the Six-Month Period Ended January 31, 2022 (Unaudited)
$ 42.32	$ 0.32	$ (1.56)	$ (1.24)	$ —	$ (0.32)	$ —	$ (0.32)	$ 40.76	(2.94)% (5)	$ 246,572	0.29% (6)	0.29% (6)	1.54% (6)	9%
For the Year Ended July 31, 2021
$ 42.52	$ 0.80	$ 0.98	$ 1.78	$ 0.01	$ (0.79)	$ (1.20)	$ (1.99)	$ 42.32	4.40%	$ 201,043	0.29%	0.29%	1.92%	17%
For the Year Ended July 31, 2020
$ 41.72	$ 1.04(11)	$ 0.95(11)	$ 1.99	$ 0.02	$ (1.06)	$ (0.15)	$ (1.21)	$ 42.52	4.90%	$ 106,291	0.29%	0.29%	2.49% (11)	67%
For the Year Ended July 31, 2019
$ 39.72	$ 1.07	$ 1.92	$ 2.99	$ 0.02	$ (1.01)	$ —	$ (1.01)	$ 41.72	7.68%	$ 139,773	0.29%	0.29%	2.65%	32%
For the Period Ended July 31, 2018(12)
$ 40.00	$ 0.54	$ (0.37)	$ 0.17	$ 0.07	$ (0.52)	$ —	$ (0.52)	$ 39.72	0.60% (5)	$ 11,916	0.34% (6)	0.34% (6)	2.18% (6)	37%
Hartford Schroders Commodity Strategy ETF (Consolidated)
For the Period Ended January 31, 2022(13) (Unaudited)
$ 20.00	$ (0.06)	$ 1.75	$ 1.69	$ 0.02	$ —	$ —	$ —	$ 21.71	8.55% (5)	$ 46,127	1.05% (6)	0.89% (6)	(0.73)% (6)	137% (14)
Hartford Schroders ESG US Equity ETF
For the Period Ended January 31, 2022(15) (Unaudited)
$ 25.00	$ 0.15	$ 0.05	$ 0.20	$ —	$ (0.17)	$ —	$ (0.17)	$ 25.03	0.78% (5)	$ 10,011	0.39% (6)	0.39% (6)	1.24% (6)	27% (16)
Hartford Schroders Tax-Aware Bond ETF
For the Six-Month Period Ended January 31, 2022 (Unaudited)
$ 21.80	$ 0.13	$ (0.77)	$ (0.64)	$ —	$ (0.13)	$ (0.21)	$ (0.34)	$ 20.82	(2.94)% (5)	$ 93,709	0.39% (6)	0.39% (6)	1.19% (6)	40%
For the Year Ended July 31, 2021
$ 21.76	$ 0.25	$ 0.08	$ 0.33	$ 0.02	$ (0.25)	$ (0.06)	$ (0.31)	$ 21.80	1.64%	$ 105,708	0.39%	0.39%	1.14%	199%
For the Year Ended July 31, 2020
$ 20.95	$ 0.35	$ 0.91	$ 1.26	$ 0.02	$ (0.37)	$ (0.10)	$ (0.47)	$ 21.76	6.18%	$ 76,168	0.39%	0.39%	1.67%	165%
For the Year Ended July 31, 2019
$ 19.98	$ 0.51	$ 0.99	$ 1.50	$ —	$ (0.53)	$ —	$ (0.53)	$ 20.95	7.62%	$ 27,230	0.39%	0.39%	2.55%	165%
For the Period Ended July 31, 2018(17)
$ 20.00	$ 0.11	$ (0.06)	$ 0.05	$ 0.02	$ (0.09)	$ —	$ (0.09)	$ 19.98	0.37% (5)	$ 20,983	0.39% (6)	0.39% (6)	1.93% (6)	60%
Hartford Short Duration ETF
For the Six-Month Period Ended January 31, 2022 (Unaudited)
$ 41.03	$ 0.36	$ (0.75)	$ (0.39)	$ 0.01	$ (0.44)	$ (0.05)	$ (0.49)	$ 40.16	(0.92)% (5)	$ 84,342	0.29% (6)	0.29% (6)	1.75% (6)	23% (18)
The accompanying notes are an integral part of these financial statements.
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—Selected Per-Share Data(1)—									—Ratios and Supplemental Data —
Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Other Capital	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(4)
Hartford Short Duration ETF – (continued)
For the Year Ended July 31, 2021
$ 40.88	$ 0.90	$ 0.17	$ 1.07	$ 0.02	$ (0.94)	$ —	$ (0.94)	$ 41.03	2.69%	$ 129,241	0.29%	0.29%	2.20%	41% (18)
For the Year Ended July 31, 2020
$ 40.70	$ 1.29(11)	$ 0.20(11)	$ 1.49	$ 0.02	$ (1.33)	$ —	$ (1.33)	$ 40.88	3.78%	$ 87,882	0.29%	0.29%	3.19% (11)	29% (18)
For the Year Ended July 31, 2019
$ 39.97	$ 1.38	$ 0.64	$ 2.02	$ 0.02	$ (1.31)	$ —	$ (1.31)	$ 40.70	5.20%	$ 109,889	0.29%	0.29%	3.45%	28%
For the Period Ended July 31, 2018(19)
$ 40.00	$ 0.19	$ (0.09)	$ 0.10	$ 0.02	$ (0.15)	$ —	$ (0.15)	$ 39.97	0.31% (5)	$ 19,983	0.29% (6)	0.29% (6)	2.75% (6)	1%
Hartford Sustainable Income ETF
For the Period Ended January 31, 2022(20) (Unaudited)
$ 40.00	$ 0.32	$ (2.10)	$ (1.78)	$ 0.09	$ (0.37)	$ —	$ (0.37)	$ 37.94	(4.25)% (5)	$ 47,427	0.54% (6)	0.54% (6)	2.23% (6)	4% (21)
Hartford Total Return Bond ETF
For the Six-Month Period Ended January 31, 2022 (Unaudited)
$ 41.16	$ 0.44	$ (1.64)	$ (1.20)	$ —	$ (0.52)	$ (0.71)	$ (1.23)	$ 38.73	(3.00)% (5)	$ 1,190,874	0.29% (6)	0.29% (6)	2.14% (6)	27% (22)
For the Year Ended July 31, 2021
$ 42.52	$ 0.85	$ (0.35)	$ 0.50	$ 0.01	$ (0.91)	$ (0.96)	$ (1.87)	$ 41.16	1.26%	$ 1,059,971	0.29%	0.29%	2.07%	49% (22)
For the Year Ended July 31, 2020
$ 40.87	$ 1.13(23)	$ 2.90(23)	$ 4.03	$ 0.02	$ (1.35)	$ (1.05)	$ (2.40)	$ 42.52	10.34%	$ 697,309	0.29%	0.29%	2.76% (23)	79% (22)
For the Year Ended July 31, 2019
$ 38.99	$ 1.30	$ 1.77	$ 3.07	$ 0.05	$ (1.24)	$ —	$ (1.24)	$ 40.87	8.14%	$ 590,521	0.29%	0.29%	3.30%	54%
For the Period Ended July 31, 2018(24)
$ 40.00	$ 0.77	$ (1.14)	$ (0.37)	$ 0.08	$ (0.72)	$ —	$ (0.72)	$ 38.99	(0.71)% (5)	$ 44,835	0.38% (6)	0.38% (6)	2.35% (6)	46%

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Total return is calculated assuming a hypothetical purchase of beneficial shares on the opening of the first day at the net asset value and a sale on the closing of the last day at the net asset value of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at net asset value at the end of the distribution day.
(3)	There were no waivers or reimbursements for the periods shown.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(5)	Not annualized.
(6)	Annualized.
(7)	Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 169%, 362% and 177% for the period ended January 31,2022, year ended July 31, 2021 and the period ended July 31, 2020, respectively.
(8)	Commenced operations on February 19, 2020.
(9)	Commenced operations on November 9, 2021.
(10)	Reflects the Fund’s portfolio turnover for the period November 09, 2021 through January 31, 2022.
(11)	FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective August 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended July 31, 2020 was an increase to net investment income per share for less than $0.005, decrease to net realized and unrealized gain (loss) on investments for less than $(0.005) and an increase to ratio of net investment income to average net assets of less than 0.005%. Per share data and ratios for periods prior to July 31, 2020 have not been restated to reflect this change in presentation.
(12)	Commenced operations on December 13, 2017.
(13)	Commenced operations on September 14, 2021.
(14)	Reflects the Fund’s portfolio turnover for the period September 14, 2021 through January 31, 2022.
(15)	Commenced operations on August 10, 2021.
(16)	Reflects the Fund’s portfolio turnover for the period August 10, 2021 through January 31, 2022.
(17)	Commenced operations on April 18, 2018.
The accompanying notes are an integral part of these financial statements.
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(18)	Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 28% for the period ended January 31, 2022, 53% and 41% for the year ended July 31, 2021 for the year ended July 31, 2020, respectively.
(19)	Commenced operations on May 30, 2018.
(20)	Commenced operations on September 21, 2021.
(21)	Reflects the Fund’s portfolio turnover for the period September 21, 2021 through January 31, 2022.
(22)	Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 222% for the period ended January 31, 2022, 499% and 659% for the years ended July 31, 2021 and July 31, 2020, respectively.
(23)	FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective August 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended July 31, 2020 was a decrease to net investment income per share for less than $(0.005), increase to net realized and unrealized gain (loss) on investments for less than $0.005 and a decrease to ratio of net investment income to average net assets of (0.01)%. Per share data and ratios for periods prior to July 31, 2020 have not been restated to reflect a change in accounting standard.
(24)	Commenced operations on September 27, 2017.
The accompanying notes are an integral part of these financial statements.
99

Hartford Active ETFs
 Notes to Financial Statements
 January 31, 2022  (Unaudited)

1.	Organization:
Hartford Funds Exchange-Traded Trust (the "Trust") is an open-end registered management investment company comprised of nine operational series as of January 31, 2022. Financial statements for the series of the Trust listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

Hartford Funds Exchange-Traded Trust:
Hartford Core Bond ETF (the "Core Bond ETF")
Hartford Large Cap Growth ETF (the "Large Cap Growth ETF")
Hartford Municipal Opportunities ETF (the "Municipal Opportunities ETF")
Hartford Schroders Commodity Strategy ETF (the "Commodity Strategy ETF") (Consolidated)
Hartford Schroders ESG US Equity ETF (the "ESG US Equity ETF")
Hartford Schroders Tax-Aware Bond ETF (the "Tax-Aware Bond ETF")
Hartford Short Duration ETF (the "Short Duration ETF")
Hartford Sustainable Income ETF (the "Sustainable Income ETF")
Hartford Total Return Bond ETF (the "Total Return Bond ETF")
Core Bond ETF commenced operations on February 19, 2020. Large Cap Growth ETF commenced operations on November 9, 2021. Municipal Opportunities ETF commenced operations on December 13, 2017. Commodity Strategy ETF commenced operations on September 14, 2021. ESG US Equity ETF commenced operations on August 10, 2021. Short Duration ETF commenced operations on May 30, 2018. Tax-Aware Bond ETF commenced operations on April 18, 2018. Sustainable Income ETF commenced operations on September 21, 2021. Total Return Bond ETF commenced operations on September 27, 2017. Each Fund is an actively managed, exchange-traded fund (‘‘ETF’’) that trades on an exchange like other publicly traded securities. Shares of Municipal Opportunities ETF, Commodity Strategy ETF, Tax-Aware Bond ETF and Total Return Bond ETF are listed and traded on NYSE Arca, Inc. ("NYSE Arca"). Shares of Core Bond ETF, Large Cap Growth ETF, ESG US Equity ETF, Sustainable Income ETF and Short Duration ETF are listed and traded on Cboe BZX Exchange, Inc. ("Cboe BZX"). Each share of a Fund represents a partial ownership in securities held by the Fund. Shares of a Fund may be purchased or redeemed directly from the Fund in Creation Units at net asset value ("NAV") only by certain large institutional investors (‘‘Authorized Participants’’) who have entered into agreements with ALPS Distributors, Inc. (‘‘ALPS’’ or the ‘‘Distributor’’), the Funds’ Distributor.
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. The Trust was organized as a Delaware statutory trust on September 20, 2010 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of the Funds are registered under the Securities Act of 1933, as amended (the ‘‘Securities Act’’). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 "Financial Services – Investment Companies."
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The net asset value ("NAV") of each Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept creation and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV for the shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to the shares by the number of shares outstanding. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV per share of each Fund, portfolio securities and other assets held in a Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
100

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 January 31, 2022  (Unaudited)

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Trustees (the "Board") of the Trust (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, sell or redeem shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange. If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the close of the relevant exchange. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the close of the relevant exchange. Over-the-counter derivatives and other instruments that do not trade on an exchange are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or sell shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market
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quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
The Board has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.
Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Dividend Distributions to Shareholders – Dividends are declared pursuant to a policy adopted by the Board. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of Core Bond ETF, Municipal Opportunities ETF, Tax-Aware Bond ETF, Short Duration ETF, Sustainable Income ETF and Total Return Bond ETF is to pay dividends from net investment income, if any, monthly and realized gains, if any, at least once a year. The policy of Large Cap Growth ETF and Commodity Strategy ETF is to pay dividends from net investment income, if any, annually, and realized gains, if any, at least once a year. The policy of ESG US Equity ETF is to pay dividends from net investment income, if any, quarterly, and realized gains, if any, at least once a year. Dividends may be declared and paid more frequently or at any other times to comply with the distribution requirements of the Internal Revenue Code.
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 January 31, 2022  (Unaudited)

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing.
g)	Basis for Consolidations – The Commodity Strategy ETF may invest up to 25% of its total assets in a wholly-owned subsidiary of the Commodity Strategy ETF (the "Subsidiary"). The Subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Commodity Strategy ETF's financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments (primarily commodities) for the Commodity Strategy ETF consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.
3.	Securities and Other Investments:
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of January 31, 2022.
In connection with a Fund's ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund's portfolio turnover rate. See each Fund's Schedule of Investments, if applicable, for TBA commitments as of January 31, 2022.
c)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the Borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.
Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund's Schedule of Investments, if applicable, for outstanding senior floating rate interests as of January 31, 2022.
d)	Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables,
103

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 January 31, 2022  (Unaudited)

home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund's Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of January 31, 2022.
e)	Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. The Trust has delegated to the sub-adviser(s), as applicable, the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund's Schedule of Investments, if applicable, for repurchase agreements as of January 31, 2022.
4.	Financial Derivative Instruments:
The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the period ended January 31, 2022, each of Core Bond ETF, Commodity Strategy ETF, ESG US Equity ETF, Tax-Aware Bond ETF, Short Duration ETF, Sustainable Income ETF and Total Return Bond ETF had used Futures Contracts.
b)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.
Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.
104

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 January 31, 2022  (Unaudited)

During the period ended January 31, 2022, each of Short Duration ETF, Sustainable Income ETF and Total Return Bond ETF had used Foreign Currency Contracts.
c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either over-the-counter ("OTC") options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investments or currency transactions to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.
During the period ended January 31, 2022, each of Core Bond ETF, Sustainable Income ETF and Total Return Bond ETF had used Options Contracts.
d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).
105

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 January 31, 2022  (Unaudited)

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.
Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.
Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
During the period ended January 31, 2022, each of Sustainable Income ETF and Total Return Bond ETF had entered into Credit Default Swap Contracts.
e)	Additional Derivative Instrument Information:
Core Bond ETF

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$ 6,965	$ —	$ —	$ —	$ —	$ 6,965
Unrealized appreciation on futures contracts(1)	644,992	—	—	—	—	644,992
Total	$ 651,957	$ —	$ —	$ —	$ —	$ 651,957
Liabilities:
Written options, market value	$ 83,942	$ —	$ —	$ —	$ —	$ 83,942
Total	$ 83,942	$ —	$ —	$ —	$ —	$ 83,942

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

106

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 January 31, 2022  (Unaudited)

Core Bond ETF – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the period ended January 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 900,679	$ —	$ —	$ —	$ —	$ 900,679
Net realized gain (loss) on written options contracts	—	—	(65,830)	—	—	(65,830)
Net realized gain (loss) on swap contracts	—	—	22,398	—	—	22,398
Total	$ 900,679	$ —	$ (43,432)	$ —	$ —	$ 857,247
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ 43,664	$ —	$ —	$ —	$ —	$ 43,664
Net change in unrealized appreciation (depreciation) of futures contracts	1,412,174	—	—	—	—	1,412,174
Net change in unrealized appreciation (depreciation) of written options contracts	(55,470)	—	—	—	—	(55,470)
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	(5,877)	—	—	(5,877)
Total	$ 1,400,368	$ —	$ (5,877)	$ —	$ —	$ 1,394,491
For the period ended January 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 6,533,333
Futures Contracts Number of Long Contracts	1
Futures Contracts Number of Short Contracts	(474)
Written Options at Notional Amount	$ (10,918,333)
Swap Contracts at Notional Amount	$ 3,016,667
Commodity Strategy ETF (Consolidated)
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ —	$ —	$ —	$ —	$ 3,222,990	$ 3,222,990
Total	$ —	$ —	$ —	$ —	$ 3,222,990	$ 3,222,990
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ —	$ 142,340	$ 142,340
Total	$ —	$ —	$ —	$ —	$ 142,340	$ 142,340

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

107

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 January 31, 2022  (Unaudited)

Commodity Strategy ETF (Consolidated) – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the period ended January 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ —	$ 156,010	$ 156,010
Total	$ —	$ —	$ —	$ —	$ 156,010	$ 156,010
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ —	$ 3,080,650	$ 3,080,650
Total	$ —	$ —	$ —	$ —	$ 3,080,650	$ 3,080,650
For the period ended January 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	248
Futures Contracts Number of Short Contracts	(10)
ESG US Equity ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 938	$ —	$ —	$ —	$ —	$ 938
Total	$ 938	$ —	$ —	$ —	$ —	$ 938

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended January 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 1,301	$ —	$ 1,301
Total	$ —	$ —	$ —	$ 1,301	$ —	$ 1,301
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (938)	$ —	$ —	$ —	$ —	$ (938)
Total	$ (938)	$ —	$ —	$ —	$ —	$ (938)
For the period ended January 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	1
108

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 January 31, 2022  (Unaudited)

Tax-Aware Bond ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 44,502	$ —	$ —	$ —	$ —	$ 44,502
Total	$ 44,502	$ —	$ —	$ —	$ —	$ 44,502

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended January 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 143,958	$ —	$ —	$ —	$ —	$ 143,958
Total	$ 143,958	$ —	$ —	$ —	$ —	$ 143,958
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ 151,337	$ —	$ —	$ —	$ —	$ 151,337
Total	$ 151,337	$ —	$ —	$ —	$ —	$ 151,337
For the period ended January 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Short Contracts	(66)
Short Duration ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 98,632	$ —	$ —	$ —	$ —	$ 98,632
Unrealized appreciation on foreign currency contracts	—	27,777	—	—	—	27,777
Total	$ 98,632	$ 27,777	$ —	$ —	$ —	$ 126,409
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 131,773	$ —	$ —	$ —	$ —	$ 131,773
Unrealized depreciation on foreign currency contracts	—	1,648	—	—	—	1,648
Total	$ 131,773	$ 1,648	$ —	$ —	$ —	$ 133,421

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

109

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 January 31, 2022  (Unaudited)

Short Duration ETF – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the period ended January 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 94,979	$ —	$ —	$ —	$ —	$ 94,979
Net realized gain (loss) on foreign currency contracts	—	130,663	—	—	—	130,663
Total	$ 94,979	$ 130,663	$ —	$ —	$ —	$ 225,642
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ 50,476	$ —	$ —	$ —	$ —	$ 50,476
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	40,402	—	—	—	40,402
Total	$ 50,476	$ 40,402	$ —	$ —	$ —	$ 90,878
For the period ended January 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	91
Futures Contracts Number of Short Contracts	(95)
Foreign Currency Contracts Purchased at Contract Amount	$ 260,158
Foreign Currency Contracts Sold at Contract Amount	$ 3,027,373
Sustainable Income ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 111,416	$ —	$ —	$ —	$ —	$ 111,416
Unrealized appreciation on foreign currency contracts	—	220,578	—	—	—	220,578
Unrealized appreciation on swap contracts(2)	—	—	15,167	—	—	15,167
Total	$ 111,416	$ 220,578	$ 15,167	$ —	$ —	$ 347,161
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 143,088	$ —	$ —	$ —	$ —	$ 143,088
Unrealized depreciation on foreign currency contracts	—	4,342	—	—	—	4,342
Written options, market value	35,206	—	—	—	—	35,206
Total	$ 178,294	$ 4,342	$ —	$ —	$ —	$ 182,636

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

110

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 January 31, 2022  (Unaudited)

Sustainable Income ETF – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the period ended January 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ (281,314)	$ —	$ —	$ —	$ —	$ (281,314)
Net realized gain (loss) on swap contracts	50,110	—	(35,454)	—	—	14,656
Net realized gain (loss) on foreign currency contracts	—	270,197	—	—	—	270,197
Total	$ (231,204)	$ 270,197	$ (35,454)	$ —	$ —	$ 3,539
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (31,672)	$ —	$ —	$ —	$ —	$ (31,672)
Net change in unrealized appreciation (depreciation) of written options contracts	92	—	—	—	—	92
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	15,167	—	—	15,167
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	216,236	—	—	—	216,236
Total	$ (31,580)	$ 216,236	$ 15,167	$ —	$ —	$ 199,823
For the period ended January 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	89
Futures Contracts Number of Short Contracts	(38)
Written Options at Notional Amount	$ (795,000)
Swap Contracts at Notional Amount	$ 5,600,833
Foreign Currency Contracts Purchased at Contract Amount	$ 22,454
Foreign Currency Contracts Sold at Contract Amount	$ 8,899,936
Total Return Bond ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 3,234,183	$ —	$ —	$ —	$ —	$ 3,234,183
Unrealized appreciation on foreign currency contracts	—	555,701	—	—	—	555,701
Unrealized appreciation on swap contracts(2)	—	—	123,998	—	—	123,998
Total	$ 3,234,183	$ 555,701	$ 123,998	$ —	$ —	$ 3,913,882
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 127,128	$ —	$ —	$ —	$ —	$ 127,128
Unrealized depreciation on foreign currency contracts	—	235,389	—	—	—	235,389
Written options, market value	274,882	—	—	—	—	274,882
Unrealized depreciation on swap contracts(2)	—	—	133,349	—	—	133,349
Total	$ 402,010	$ 235,389	$ 133,349	$ —	$ —	$ 770,748

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

111

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 January 31, 2022  (Unaudited)

Total Return Bond ETF – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the period ended January 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ (2,400,095)	$ —	$ —	$ —	$ —	$ (2,400,095)
Net realized gain (loss) on written options contracts	(896,461)	—	—	—	—	(896,461)
Net realized gain (loss) on swap contracts	—	—	(750,181)	—	—	(750,181)
Net realized gain (loss) on foreign currency contracts	—	2,680,266	—	—	—	2,680,266
Total	$ (3,296,556)	$ 2,680,266	$ (750,181)	$ —	$ —	$ (1,366,471)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ 672,781	$ —	$ —	$ —	$ —	$ 672,781
Net change in unrealized appreciation (depreciation) of futures contracts	9,365,002	—	—	—	—	9,365,002
Net change in unrealized appreciation (depreciation) of written options contracts	(320,126)	—	—	—	—	(320,126)
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	766,596	—	—	766,596
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(395,855)	—	—	—	(395,855)
Total	$ 9,717,657	$ (395,855)	$ 766,596	$ —	$ —	$ 10,088,398
For the period ended January 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 40,633,333
Futures Contracts Number of Long Contracts	465
Futures Contracts Number of Short Contracts	(1,428)
Written Options at Notional Amount	$ (70,511,667)
Swap Contracts at Notional Amount	$ 15,836,785
Foreign Currency Contracts Purchased at Contract Amount	$ 1,115,539
Foreign Currency Contracts Sold at Contract Amount	$ 45,245,570
f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
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The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of January 31, 2022:

Core Bond ETF
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ 644,992	$ —
Purchased options	6,965	—
Written options	—	(83,942)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	651,957	(83,942)
Derivatives not subject to a MNA	(644,992)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 6,965	$ (83,942)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Assets
Citibank NA	$ 6,965	$ (6,965)	$ —	$ —	$ —
Total	$ 6,965	$ (6,965)	$ —	$ —	$ —

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Liabilities
Bank of America Securities LLC	$ (40,342)	$ —	$ —	$ —	$ (40,342)
Citibank NA	(43,600)	6,965	—	—	(36,635)
Total	$ (83,942)	$ 6,965	$ —	$ —	$ (76,977)

Commodity Strategy ETF (Consolidated)
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ 3,222,990	$ (142,340)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	3,222,990	(142,340)
Derivatives not subject to a MNA	(3,222,990)	142,340
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

ESG US Equity ETF
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (938)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(938)
Derivatives not subject to a MNA	—	938
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

Tax-Aware Bond ETF
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ 44,502	$ —
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	44,502	—
Derivatives not subject to a MNA	(44,502)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

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Short Duration ETF
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 27,777	$ (1,648)
Futures contracts	98,632	(131,773)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	126,409	(133,421)
Derivatives not subject to a MNA	(98,632)	131,773
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 27,777	$ (1,648)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Assets
Toronto-Dominion Bank	$ 27,116	$ (1,648)	$ —	$ —	$ 25,468
Westpac International	661	—	—	—	661
Total	$ 27,777	$ (1,648)	$ —	$ —	$ 26,129

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Liabilities
Toronto-Dominion Bank	$ (1,648)	$ 1,648	$ —	$ —	$ —
Total	$ (1,648)	$ 1,648	$ —	$ —	$ —

Sustainable Income ETF
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 220,578	$ (4,342)
Futures contracts	111,416	(143,088)
Swap contracts	15,167	—
Written options	—	(35,206)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	347,161	(182,636)
Derivatives not subject to a MNA	(126,583)	143,088
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 220,578	$ (39,548)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Assets
Deutsche Bank Securities, Inc.	$ 116,624	$ —	$ —	$ —	$ 116,624
Goldman Sachs & Co.	453	(453)	—	—	—
Morgan Stanley	6,066	—	—	—	6,066
Toronto-Dominion Bank	40,311	—	—	—	40,311
UBS AG	57,124	—	—	—	57,124
Total	$ 220,578	$ (453)	$ —	$ —	$ 220,125

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Liabilities
BNP Paribas Securities Services	$ (4,180)	$ —	$ —	$ —	$ (4,180)
Goldman Sachs & Co.	(35,368)	453	—	—	(34,915)
Total	$ (39,548)	$ 453	$ —	$ —	$ (39,095)

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Total Return Bond ETF
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 555,701	$ (235,389)
Futures contracts	3,234,183	(127,128)
Swap contracts	123,998	(133,349)
Written options	—	(274,882)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	3,913,882	(770,748)
Derivatives not subject to a MNA	(3,358,181)	127,340
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 555,701	$ (643,408)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Assets
Commonwealth Bank of Australia	$ 114,423	$ —	$ —	$ —	$ 114,423
Deutsche Bank Securities, Inc.	324,690	(94,168)	—	—	230,522
JP Morgan Chase & Co.	7,669	—	—	—	7,669
Morgan Stanley	74,424	(33,958)	—	—	40,466
Toronto-Dominion Bank	34,495	—	—	—	34,495
Total	$ 555,701	$ (128,126)	$ —	$ —	$ 427,575

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Liabilities
Bank of America Securities LLC	$ (274,882)	$ —	$ —	$ —	$ (274,882)
BNP Paribas Securities Services	(107,263)	—	—	—	(107,263)
Deutsche Bank Securities, Inc.	(94,168)	94,168	—	—	—
Goldman Sachs & Co.	(121,812)	—	—	—	(121,812)
Merrill Lynch International	(11,325)	—	—	—	(11,325)
Morgan Stanley	(33,958)	33,958	—	—	—
Total	$ (643,408)	$ 128,126	$ —	$ —	$ (515,282)
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund's prospectus provides details of its principal risks.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The current ongoing outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of the ongoing COVID-19 pandemic remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to
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changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
The use of certain London Interbank Offered Rates (collectively, “LIBOR”) was generally phased out by the end of 2021, and some regulated entities (such as banks) have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. However, it is expected that the most widely used tenors of U.S. LIBOR may continue to be provided on a representative basis until mid-2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to mid-2023.
Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2022. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
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At July 31, 2021 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Municipal Opportunities ETF	$ 167,218	$ 42,379
Short Duration ETF	10,903	—
Core Bond ETF, Tax-Aware Bond ETF and Total Return Bond ETF had no capital loss carryforwards for U.S. federal income tax purposes as of July 31, 2021. Large Cap Growth ETF, Commodity Strategy ETF, ESG US Equity ETF, and Sustainable Income ETF had not commenced operations as of July 31, 2021. During the year ended July 31, 2021, Short Duration ETF utilized $650,771 of prior capital loss carryforwards.
c)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at January 31, 2022 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Core Bond ETF	$ 386,388,170	$ 909,459	$ (10,256,366)	$ (9,346,907)
Large Cap Growth ETF	78,149,408	509,157	(6,651,662)	(6,142,505)
Municipal Opportunities ETF	248,899,968	3,826,561	(3,736,888)	89,673
Commodity Strategy ETF (Consolidated)	41,517,479	3,232,419	(143,567)	3,088,852
ESG US Equity ETF	10,025,240	572,505	(588,467)	(15,962)
Tax-Aware Bond ETF	94,246,014	531,498	(1,468,629)	(937,131)
Short Duration ETF	82,545,254	378,508	(1,372,537)	(994,029)
Sustainable Income ETF	56,692,509	412,422	(2,878,745)	(2,466,323)
Total Return Bond ETF	1,550,900,401	17,816,793	(31,354,449)	(13,537,656)
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Trust. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement pursuant to which Wellington Management performs the daily investment of the assets of each of Core Bond ETF, Large Cap Growth ETF, Municipal Opportunities ETF, Short Duration ETF, Sustainable Income ETF and Total Return Bond ETF in accordance with each Fund’s investment objective and policies. HFMC has contracted with Schroder Investment Management North America Inc. (“SIMNA”) under a sub-advisory agreement with respect to Commodity Strategy ETF, ESG US Equity ETF, and Tax-Aware Bond ETF. SIMNA has contracted with Schroder Investment Management North America Limited (“SIMNA Ltd.”) under a sub-sub-advisory agreement with respect to Commodity Strategy ETF, ESG US Equity ETF and Tax-Aware Bond ETF. SIMNA performs the daily investment of the assets of such ETFs in accordance with each Fund’s investment objective and policies and SIMNA may allocate assets to or from SIMNA Ltd. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington and SIMNA, as applicable. SIMNA pays the sub-sub-advisory fees to SIMNA Ltd.
Under the Investment Management Agreement, the Investment Manager agrees to pay all expenses of the Trust, except (i) interest and taxes; (ii) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (iii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iv) extraordinary expenses; (v) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) acquired fund fees and expenses; and (vii) the management fee payable to the Investment Manager under the Investment Management Agreement. The payment or assumption by the Investment Manager of any expense of the Trust that the Investment Manager is not required by the Investment Management Agreement to pay or assume shall not obligate the Investment Manager to pay or assume the same or any similar expense of the Trust on any subsequent occasion.
The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of January 31, 2022; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

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Fund	Management Fee Rates
Core Bond ETF	0.29%
Large Cap Growth ETF	0.59%
Municipal Opportunities ETF	0.29%
Commodity Strategy ETF (Consolidated)(1)	0.89%
ESG US Equity ETF	0.39%
Tax-Aware Bond ETF	0.39%
Short Duration ETF	0.29%
Sustainable Income ETF	0.54%
Total Return Bond ETF	0.29%

(1)	HFMC has contractually agreed to waive the management fee for Commodity Strategy ETF in an amount equal to the management fee paid to it by the Fund’s Subsidiary and the other expenses of the Subsidiary (exclusive of (i) interest and taxes; (ii) brokerage commissions and other expenses (such as stamp taxes) connected with the execution of portfolio transactions; (iii) legal fees in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith and any obligation which the Subsidiary may have to indemnify its officers and Trustees with respect thereto; (iv) such extraordinary non-recurring expenses as may arise; and (v) acquired fund fees and expenses). This waiver will remain in effect for as long as the Commodity Strategy ETF remains invested in the Subsidiary. For the period ended January 31, 2022, HFMC waived expenses in the amount of 0.16% of the Fund's average daily net assets.
b)	Accounting Services Agreement - HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Trust, on behalf of each Fund and HFMC. HFMC is not entitled to any compensation under this agreement. HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company ("State Street"). The cost and expenses of such delegation are born by HFMC, not the Funds.
c)	Distribution Plans - Each Fund has adopted a Rule 12b-1 Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of each Fund’s average daily net assets may be made for the sale and distribution of its shares. The Board has determined that the Funds may not make payments under the Rule 12b-1 Distribution and Service Plan until authorized to do so by affirmative action of the Board. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees.
For the period ended January 31, 2022, the Funds did not pay any Rule 12b-1 fees.
d)	Other Related Party Transactions – Certain officers of the Trust are trustees and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended January 31, 2022, a portion of the Trust's Chief Compliance Officer’s ("CCO") compensation was paid by HFMC. As part of the Funds' Investment Management Agreement, HFMC also pays any CCO compensation on behalf of the Funds.
8.	Securities Lending:
The Trust has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; and cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process – especially so in certain international markets). These events could also trigger adverse tax consequences for the Fund.
The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
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The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan; the collateral posted by the borrower; and the net amount, if any, due from the borrower in the event of default as of January 31, 2022.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Collateral Posted by Borrower(1)	Net Amount(2)
Core Bond ETF	$ —	$ —	$ —
Large Cap Growth ETF	—	—	—
Municipal Opportunities ETF	—	—	—
Commodity Strategy ETF (Consolidated)	—	—	—
ESG US Equity ETF	—	—	—
Tax-Aware Bond ETF	94,468	(94,468)	—
Short Duration ETF	—	—	—
Sustainable Income ETF	105,006	(105,006)	—
Total Return Bond ETF	257,500	(257,500)	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned. Collateral received in excess or in deficit of the market value of securities loaned is not presented in this table.
(2)	Net amount represents the net amount receivable due from the borrower in the event of default.
9.	Secured Borrowings:
The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of January 31, 2022.
Certain Transfers Accounted For As Secured Borrowings
Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Tax-Aware Bond ETF
Securities Lending Transactions(1)
Corporate Bonds	$ 97,000	$ —	$ —	$ —	$ 97,000
Total Borrowings	$ 97,000	$ —	$ —	$ —	$ 97,000
Gross amount of recognized liabilities for securities lending transactions					$ 97,000
Sustainable Income ETF
Securities Lending Transactions(1)
Convertible Preferred Stocks	$ 104,499	$ —	$ —	$ —	$ 104,499
Total Borrowings	$ 104,499	$ —	$ —	$ —	$ 104,499
Gross amount of recognized liabilities for securities lending transactions					$ 104,499
Total Return Bond ETF
Securities Lending Transactions(1)
Corporate Bonds	$ 263,162	$ —	$ —	$ —	$ 263,162
Total Borrowings	$ 263,162	$ —	$ —	$ —	$ 263,162
Gross amount of recognized liabilities for securities lending transactions					$ 263,162

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.
10.	Custodian and Transfer Agent:
State Street Bank and Trust Company ("State Street") serves as Custodian for the Funds pursuant to a custodian agreement ("Custodian Agreement") dated December 31, 2014, as amended from time to time. As Custodian, State Street holds each Fund’s assets, calculates the net asset value of the shares and calculates net income and realized capital gains or losses. State Street serves as Transfer Agent of each Fund pursuant to a transfer agency and service agreement ("Transfer Agency and Service Agreement") dated February 13, 2018. As Transfer Agent, State Street maintains the records of each Authorized Participant’s ownership of each Fund and processes the purchases and redemptions of Creation Units.
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For the services provided under the Custodian Agreement and Transfer Agency and Service Agreement, HFMC, and not the Funds, compensates State Street pursuant to the Funds' unitary management fee structure.
11.	Affiliate Holdings:
As of January 31, 2022, affiliates of The Hartford had ownership of shares in certain Funds as follows:

Fund	Percentage of Fund
Large Cap Growth ETF	14%
Commodity Strategy ETF (Consolidated)	12%
ESG US Equity ETF	49%
Sustainable Income ETF	50%
As of January 31, 2022, affiliated funds of funds and the 529 plan for which HFMC serves as the program manager (the “529 plan”) in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds and the 529 plan. Affiliated funds of funds and the 529 plan owned shares in the Funds listed below as follows:
Fund	Percentage of Fund
Core Bond ETF	81%
Large Cap Growth ETF	72%
Commodity Strategy ETF (Consolidated)	73%
Total Return Bond ETF	47%
12.	Investment Transactions:
For the period ended January 31, 2022, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Core Bond ETF	$ 53,663,505	$ 17,935,730	$ 21,576,778	$ 21,275,333	$ 75,240,283	$ 39,211,063
Large Cap Growth ETF	97,674,781	17,562,891	—	—	97,674,781	17,562,891
Municipal Opportunities ETF	70,194,618	19,666,662	—	—	70,194,618	19,666,662
Commodity Strategy ETF (Consolidated)	547,097	320,512	—	—	547,097	320,512
ESG US Equity ETF	2,742,955	2,790,328	—	—	2,742,955	2,790,328
Tax-Aware Bond ETF	24,456,677	23,556,645	17,555,457	30,442,997	42,012,134	53,999,642
Short Duration ETF	24,939,294	42,294,529	2,674,896	5,143,120	27,614,190	47,437,649
Sustainable Income ETF	44,027,013	1,712,481	1,749,561	80,328	45,776,574	1,792,809
Total Return Bond ETF	155,094,255	151,903,211	197,036,531	137,711,118	352,130,786	289,614,329
For the period ended January 31, 2022, in-kind transactions, which are not included in the table above, associated with purchase or redemption of Creation Units were as follows:
Fund	Cost of Purchases	Sales Proceeds	Realized Gain/(Loss)
Large Cap Growth ETF	$ 47,441,402	$ 1,184,935	$ (9,195)
ESG US Equity ETF	10,012,724	—	—
Tax-Aware Bond ETF	6,390,773	2,015,271	34,495
Short Duration ETF	7,232,696	30,686,592	11,883
Total Return Bond ETF	205,087,048	97,315,478	1,543,304
13.	Share Transactions:
Each Fund will issue and redeem shares at NAV only with certain Authorized Participants in large increments known as ‘‘Creation Units." Purchases of Creation Units are made by tendering a basket of designated securities to a Fund and redemption proceeds are paid with a basket of securities from the Fund with a balancing cash component to equate the market value of the basket securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted in an amount equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. Each Fund’s shares are available in smaller increments to individual investors in the
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 January 31, 2022  (Unaudited)

secondary market at market prices and may be subject to commissions. Authorized Participants may be required to pay a transaction fee when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units.
Purchase or redemption of Creation Units is only available to an Authorized Participant. An Authorized Participant is either (1) a ‘‘Participating Party,’’ (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) (‘‘Clearing Process’’), or (2) a participant of DTC (‘‘DTC Participant’’), and, in each case, must have executed an agreement (‘‘Participation Agreement’’) with the Distributor with respect to creations and redemptions of Creation Units, and is recorded as Other Capital on the Statements of Changes in Net Assets.
Shares of Municipal Opportunities ETF, Commodity Strategy ETF, Tax-Aware Bond ETF and Total Return Bond ETF are listed and traded throughout the day on the NYSE Arca and shares of Core Bond ETF, Large Cap Growth ETF, ESG US Equity ETF, Short Duration ETF and Sustainable Income ETF are listed and traded throughout the day on Cboe BZX. Shares of each Fund are publicly traded. Retail investors may purchase or sell shares in the secondary market (not from the Fund) through a broker or dealer. Investors purchasing or selling shares in the secondary market may pay a commission, market premium or discount or other transaction charge, to a broker or dealer, as well as some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by a broker or dealer, there is no minimum dollar amount upon purchase and no minimum number of shares that must be purchased in the secondary market. Because transactions in the secondary market occur at market prices, an investor may pay more than NAV upon purchase of shares and may receive less than a Fund’s NAV upon sale of shares.
Because each Fund is structured as an ETF, individual shares may only be purchased and sold on a listing exchange through a broker-dealer. The price of shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each Fund will only issue or redeem Creation Units to Authorized Participants who have entered into agreements with the Distributor. The Funds generally will issue or redeem Creation Units in return for a designated basket of securities (and an amount of cash) that the Fund specifies each day. The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time.
The following information is for the periods ended January 31, 2022 and July 31, 2021:

	For the Period Ended January 31, 2022		For the Year Ended July 31, 2021
	Shares	Amount	Shares	Amount
Core Bond ETF
Shares Sold	850,000	$ 33,863,253	3,500,000	$ 144,816,846
Shares Redeemed	—	—	(350,000)	(14,733,496)
Other Capital	—	4,817	—	94,078
Total Net Increase (Decrease)	850,000	33,868,070	3,150,000	130,177,428
Large Cap Growth ETF(1)
Shares Sold	4,550,001	$ 83,649,847
Shares Redeemed	(75,001)	(1,409,757)
Other Capital	—	3,643
Total Net Increase (Decrease)	4,475,000	82,243,733
Municipal Opportunities ETF
Shares Sold	1,300,000	$ 54,139,557	2,250,000	$ 94,043,807
Shares Redeemed	—	—	—	—
Other Capital	—	13,025	—	23,511
Total Net Increase (Decrease)	1,300,000	54,152,582	2,250,000	94,067,318
Commodity Strategy ETF (Consolidated)(2)
Shares Sold	2,125,001	$ 42,928,990
Shares Redeemed	(1)	(21)
Other Capital	—	17,172
Total Net Increase (Decrease)	2,125,000	42,946,141
ESG US Equity ETF(3)
Shares Sold	400,001	$ 10,005,848
Shares Redeemed	(1)	(25)
Other Capital	—	—
Total Net Increase (Decrease)	400,000	10,005,823
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 Notes to Financial Statements – (continued)
 January 31, 2022  (Unaudited)

	For the Period Ended January 31, 2022		For the Year Ended July 31, 2021
	Shares	Amount	Shares	Amount
Tax-Aware Bond ETF
Shares Sold	600,000	$ 12,874,901	3,400,000	$ 73,651,787
Shares Redeemed	(950,000)	(20,183,529)	(2,050,000)	(44,543,164)
Other Capital	—	17,695	—	78,883
Total Net Increase (Decrease)	(350,000)	(7,290,933)	1,350,000	29,187,506
Short Duration ETF
Shares Sold	350,000	$ 14,217,956	1,500,000	$ 61,613,986
Shares Redeemed	(1,400,000)	(56,619,019)	(500,000)	(20,509,616)
Other Capital	—	22,872	—	59,666
Total Net Increase (Decrease)	(1,050,000)	(42,378,191)	1,000,000	41,164,036
Sustainable Income ETF(4)
Shares Sold	1,250,001	$ 50,000,040
Shares Redeemed	(1)	(39)
Other Capital	—	112,500
Total Net Increase (Decrease)	1,250,000	50,112,501
Total Return Bond ETF
Shares Sold	7,600,000	$ 301,618,006	9,950,000	$ 410,130,689
Shares Redeemed	(2,600,000)	(106,368,423)	(600,000)	(24,491,561)
Other Capital	—	80,915	—	281,657
Total Net Increase (Decrease)	5,000,000	195,330,498	9,350,000	385,920,785

(1)	Commenced operations on November 9, 2021.
(2)	Commenced operations on September 14, 2021.
(3)	Commenced operations on August 10, 2021.
(4)	Commenced operations on September 21, 2021.
14.	Indemnifications:
Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under the applicable laws of the State of Delaware and federal securities laws. In addition, the Trust, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
15.	Recent Accounting Pronouncement:
In March 2020, FASB issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing LIBOR or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued over the period of time the ASU is effective.
16.	Subsequent Events:
In connection with the preparation of the financial statements of the Funds as of and for the period ended January 31, 2022, events and transactions subsequent to January 31, 2022, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure.
Recent events, including the invasion of Ukraine by Russia, have interjected uncertainty into the global financial markets. One or more of the Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risks related to the economic sanctions on Russia imposed by the United States and/or other countries. Such sanctions—which affect companies in many sectors, including energy, financial services and defense, among others—could adversely affect the global energy and financial markets and, thus, could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. In addition, certain transactions have or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.
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HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds’ website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
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 Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Hartford Funds Exchange-Traded Trust
Hartford Core Bond ETF
Hartford Municipal Opportunities ETF
Hartford Schroders Tax-Aware Bond ETF
Hartford Short Duration ETF
Hartford Total Return Bond ETF
(each a “Fund” and collectively, the “Funds”)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each registered investment company’s board of trustees, including a majority of those trustees who are not “interested persons” of the investment company, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the continuation of the investment company’s investment management and sub-advisory agreements. At its meeting held on August 3-4, 2021, the Board of Trustees (the “Board”) of Hartford Funds Exchange-Traded Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and the Trust on behalf of each of the Funds (the “Investment Management Agreement”); (ii) the continuation of an investment sub-advisory agreement (the “Schroders Sub-Advisory Agreement”) by and between HFMC and Schroder Investment Management North America Inc. (“SIMNA Inc.”) on behalf of Hartford Schroders Tax-Aware Bond ETF; (iii) the continuation of a separate secondary sub-advisory agreement (the “Sub-Sub-Advisory Agreement”) by and between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Ltd.”) on behalf of Hartford Schroders Tax-Aware Bond ETF; and (iv) the continuation of an investment sub-advisory agreement (the “Wellington Sub-Advisory Agreement” and together with the Investment Management Agreement, the Schroders Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, the “Agreements”) by and between HFMC and Wellington Management Company LLP (“Wellington,” and together with SIMNA Inc. and SIMNA Ltd., the “Sub-advisers,” and together with HFMC, SIMNA Inc. and SIMNA Ltd., the “Advisers”), on behalf of Hartford Core Bond ETF, Hartford Municipal Opportunities ETF, Hartford Short Duration ETF and Hartford Total Return Bond ETF.
In the months preceding the August 3-4, 2021 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 15-16, 2021 and August 3-4, 2021. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 15-16, 2021 and August 3-4, 2021 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 18, 2021 concerning Fund performance and other investment-related matters.
The Independent Trustees, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, total expense ratio and investment performance compared to those of comparable registered investment companies with similar investment objectives. The Independent Trustees also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s management fees, total expense ratio and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Investment Management Agreement.
In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Trustees met separately with independent legal counsel and the
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 Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Consultant on June 11, 2021 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 11, 2021 and June 15-16, 2021 meetings, the Independent Directors presented HFMC with requests for additional information on certain topics. HFMC responded to these requests with additional information in connection with the August 3-4, 2021 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds. In this regard, the Board took into account the Advisers’ communications with the Board in light of the coronavirus (“COVID-19”) pandemic.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures and compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, including the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds, and the implementation of HFMC’s business continuity plans due to the COVID-19 pandemic. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic.
With respect to HFMC, the Board noted that, under the Investment Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment management services in connection with selecting, monitoring and supervising the Sub-advisers. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-advisers. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of each Sub-adviser and ongoing oversight of each Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by each Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.
In addition, the Board considered HFMC’s and its affiliates’ ongoing commitment to review and rationalize the Hartford funds product line-up. The Board also considered the expenses that HFMC and its affiliates had incurred, as well as the risks HFMC and its affiliates had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Funds’ officers.
With respect to the Sub-advisers, which are responsible for the daily investment of the assets of their respective Funds, subject to oversight by HFMC, the Board considered, among other things, each Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to sustainable investing and
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environmental, social and/or governance (ESG) criteria. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and each Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered each Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.
The Board considered the benefits to shareholders of investing in a fund that is part of the family of Hartford funds. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in connection with sponsoring new funds to expand these opportunities for shareholders and providing ongoing services to each Fund. The Board considered the special attributes of the Funds, which are exchange-traded funds, relative to mutual funds and the benefits that are expected to be realized from an investment in the Funds, rather than a mutual fund. The Board also considered the resources devoted by HFMC and its affiliates in developing and maintaining an infrastructure necessary to support the ongoing operations of the Funds.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-advisers.
Performance of each Fund and the Advisers
The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including that notable differences may exist between a Hartford fund and its peers. The Board also noted the short operating history of the Funds in evaluating the performance of the Advisers. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of market conditions. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance, as well as any specific actions that the Advisers had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.
Based on these considerations, the Board concluded that it had continued confidence in HFMC’s and each Sub-adviser’s overall capabilities to manage the Funds, as applicable.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-advisers. The Board considered representations from HFMC, SIMNA Inc. and Wellington that the respective Sub-adviser’s fees were negotiated at arm’s length and that the sub-advisory fees are paid by HFMC and not the Funds. The Board also considered that SIMNA Ltd. is an affiliate of SIMNA Inc. and that SIMNA Ltd.’s sub-sub-advisory fees would be paid by SIMNA Inc., not Hartford Schroders Tax-Aware Bond Fund. Accordingly, the Board concluded that the profitability of each Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Funds’ sub-advisory agreements.
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The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Investment Management Agreement, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. The Board noted that the Consultant had previously performed a full review of this process and reported that such process is reasonable, sound and consistent with common industry practice.
Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with each Fund were not excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratio of the Fund. The Board considered that HFMC would pay all expenses of the Trust, except for: (i) interest and taxes; (ii) brokerage commissions and other expenses (such as stamp taxes) connected with the execution of portfolio transactions; (iii) expenses incident to the creation and redemption of its shares; (iv) legal fees in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith and any obligation which the Trust may have to indemnify its officers and Trustees with respect thereto; (v) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) such extraordinary non-recurring expenses as may arise; and (vii) acquired fund fees and expenses. The Board noted that HFMC would bear the risk that Fund operating costs may increase over time. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to SIMNA Inc. and Wellington with respect to each Fund, as applicable. In this regard, the Board requested and reviewed information from HFMC, SIMNA Inc. and Wellington relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratio relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the applicable expense groups and noted that the expense groups are comprised of only other actively managed exchange-traded funds. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of registered investment companies and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and expense groups.
The Board received information regarding fees charged by HFMC to other Hartford funds that are mutual funds with investment strategies similar to those of Hartford Municipal Opportunities ETF, Hartford Schroders Tax-Aware Bond ETF, Hartford Short Duration ETF, and Hartford Total Return Bond ETF. The Board reviewed information about structural, operational and other differences between the Funds and the mutual funds, including differences in the services provided to each type of product and differences in the marketplace in which each type of product must compete. The Board also received information regarding fees charged by the Sub-advisers to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which a Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-advisers about any differences between a Sub-adviser’s services to the Funds and the services it provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board also considered that any economies of scale in respect of the management of a Fund would benefit HFMC due to the unitary fee structure of each Fund, but that the unitary fee protects shareholders from a rise in operating costs and/or a decline in Fund assets and is a transparent means of informing the Fund’s shareholders of the
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fees associated with the Fund. The Board considered that each Fund could share in the benefits from some economies of scale as assets in the Fund grow. The Board noted that each Fund’s management fee does not contain breakpoints. However, the Board considered that HFMC shares anticipated or potential economies of scale with shareholders in a variety of ways, including through initially setting competitive fee rates and pricing each Fund to scale at inception, as well as additional investments in HFMC’s business and the provision of improved or additional infrastructure and services to the Funds and their shareholders. The Board also noted that, for each of Hartford Core Bond ETF, Hartford Municipal Opportunities ETF, Hartford Schroders Tax-Aware Bond ETF, and Hartford Short Duration ETF, the Fund’s current low asset levels means that the Fund has achieved limited, if any, economies of scale.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratio for each Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
Fund-by-Fund Factors
For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its primary benchmark reflects the net performance of the Fund as of March 31, 2021.
Hartford Core Bond ETF
•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period.
•	The Board noted that the Fund’s contractual management fee and total expenses were in the 2nd quintile of its expense group, while its actual management fee was in the 4th quintile.
Hartford Municipal Opportunities ETF
•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year and 3-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 3-year periods. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.
•	The Board noted that the Fund’s contractual management fee and total expenses were in the 2nd quintile of its expense group, while its actual management fee was in the 4th quintile.
Hartford Schroders Tax-Aware Bond ETF
•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period. The Board noted recent changes to the Fund’s portfolio management team. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.
•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses were in the 4th quintile.
Hartford Short Duration ETF
•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period.
•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses were in the 2nd quintile.
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Hartford Total Return Bond ETF
•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-and 3-year periods.
•	The Board noted that the Fund’s contractual management fee and total expenses were in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile.
* * * *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
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 Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Funds Exchange-Traded Trust
Hartford Schroders ESG US Equity ETF
Hartford Sustainable Income ETF
(each a “Fund” and collectively, the “Funds”)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each registered investment company’s board of trustees, including a majority of those trustees who are not “interested persons” of the investment company, as defined in the 1940 Act (the “Independent Trustees”), initially approve, and annually review and consider the continuation of, the investment company’s investment management and sub-advisory agreements. At its meeting held on June 15-16, 2021, the Board of Trustees (the “Board”) of Hartford Funds Exchange-Traded Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve (i) amendments to the investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and the Trust on behalf of each of the Funds (the “Investment Management Agreement”); (ii) an amendment to the investment sub-advisory agreement (the “Schroders Sub-Advisory Agreement”) by and between HFMC and Schroder Investment Management North America Inc. (“SIMNA Inc.”) on behalf of Hartford Schroders ESG US Equity ETF; (iii) an amendment to the separate secondary sub-advisory agreement (the “Sub-Sub-Advisory Agreement”) by and between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Ltd.”) on behalf of Hartford Schroders ESG US Equity ETF; and (iv) an amendment to the investment sub-advisory agreement (the “Wellington Sub-Advisory Agreement” and together with the Investment Management Agreement, the Schroders Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, the “Agreements”) by and between HFMC and Wellington Management Company LLP (“Wellington,” and together with SIMNA Inc. and SIMNA Ltd., the “Sub-advisers,” and together with HFMC, SIMNA Inc. and SIMNA Ltd., the “Advisers”), on behalf of Hartford Sustainable Income ETF.
Prior to approving the Agreements, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board considered the materials and presentations from representatives of the Advisers received at meetings held on May 11-13, 2021 and June 15-16, 2021 regarding the Funds and their investment strategies. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meeting on June 15-16, 2021 concerning the Agreements.
In determining whether to approve the Agreements for the Funds, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Trustees met separately with independent legal counsel and an independent financial services consultant engaged by the Independent Directors (the “Consultant”) on June 11, 2021 and in executive session to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the Agreements. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent and Quality of Services to be Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services to be provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services to be provided by the Advisers. The Board considered each Adviser’s organizational structure, systems and personnel. The Board also considered each Adviser’s reputation and overall financial strength, and the Board’s past experience with each Adviser with respect to the services each Adviser provides to other funds managed by HFMC and its affiliates (the “Hartford funds”). The Board considered that HFMC has been advising actively managed exchange-traded funds (“ETFs”) since 2017, HFMC has extensive experience advising actively managed mutual funds and HFMC, through a subsidiary, has extensive experience advising multifactor ETFs. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Hartford funds. In this regard, the Board took into account the Advisers’ communications with the Board in light of the coronavirus (COVID-19) pandemic.
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With respect to HFMC, the Board noted that, under the Investment Management Agreement, HFMC would be responsible for the management of the Funds, including oversight of fund operations and service providers. The Board also noted that HFMC would provide administrative and investment management services to the Funds in connection with selecting, monitoring and supervising the Sub-advisers, and that HFMC had recommended to the Board that the Sub-advisers be appointed as the sub-adviser and sub-sub-adviser to the Funds, as applicable. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-advisers. The Board considered the proposed services to be provided by HFMC and, in its consideration of these services, the Board noted HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Hartford fund’s portfolio management team, and oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered that HFMC would oversee the Sub-advisers’ investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by each Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered that HFMC would oversee each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations. Moreover, the Board considered that HFMC would oversee potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel. In addition, the Board considered that HFMC or its affiliates would be responsible for providing the Funds’ officers.
With respect to the Sub-advisers, which would be responsible for the daily investment of the assets of their respective Fund, subject to oversight by HFMC, the Board considered, among other things, each Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to sustainable investing and environmental, social and/or governance (ESG) criteria. The Board considered the experience of each Fund’s proposed portfolio manager(s), the number of accounts managed by the portfolio manager(s), and each Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered each Sub-adviser’s succession planning practices to ensure continuity of portfolio management services to be provided to the Funds.
The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from the Hartford funds’ Chief Compliance Officer that the written compliance policies and procedures of each of HFMC and the Sub-advisers are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HFMC’s representation that it did not anticipate making any material changes to HFMC’s and the Hartford funds’ compliance program as a result of the addition of the Funds.
The Board considered the benefits to the Fund’s future shareholders of being part of the family of Hartford funds. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. The Board considered the special attributes of the Funds as exchange-traded funds relative to mutual funds and the benefits that are expected to be realized from such a structure. The Board also considered the resources committed by HFMC and its affiliates to support the ongoing operations of the Funds. In addition, the Board considered the secondary market support services to be provided by HFMC to the Funds, including HFMC’s expected efforts to educate investment professionals about the Funds and other ETFs managed by HFMC.
In considering the foregoing information, the Board evaluated not only the information presented to the Board in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HFMC and the Sub-advisers. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to each Fund by HFMC and the Sub-advisers.
Performance of each Fund and the Advisers
The Board considered the investment performance of the Sub-advisers and their portfolio management teams, including, for purposes of considering the investment skill and experience of Hartford Sustainable Income ETF’s portfolio managers, performance of The Hartford Strategic Income Fund, which is expected to have a substantially similar investment strategy to the Fund, and, for purposes of considering the investment skill and experience of the Hartford Schroders ESG US Equity ETF’s portfolio managers, hypothetical back-tested performance of the Fund’s strategy showing the portfolio management team’s expected capabilities. The Board also considered information comparing the back-tested performance data to Hartford Schroders ESG US Equity ETF’s proposed benchmark, as well as the assumptions underlying the back-tested performance. HFMC also provided additional information about each portfolio management team’s investment experience and their investment philosophy and process.
Based on these considerations, the Board concluded that it was satisfied that HFMC and the Sub-advisers have the capability of providing satisfactory investment performance for the Funds.
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Costs of the Services and Profitability of the Advisers
In considering the proposed advisory and sub-advisory fee schedules for the Funds, the Board reviewed information regarding HFMC’s estimated costs to provide investment management and related services to each Fund and the estimated profitability to HFMC from the investment management and related services to be provided to each Fund. In evaluating HFMC’s estimated profitability, the Board also considered HFMC’s representation that the level of estimated profitability of the Funds, taking into consideration the revenue and expenses of the Funds, was fair and reasonable based on the nature and quality of the services to be provided to shareholders. The Board also noted that the actual profitability to HFMC of managing a Fund would depend on the growth of the Fund’s assets under management. The Board considered representations from HFMC, SIMNA Inc. and Wellington that the respective Sub-adviser’s fees were negotiated at arm’s length and that the sub-advisory fees would be paid by HFMC and not the Funds. The Board also considered that SIMNA Ltd. is an affiliate of SIMNA Inc. and that SIMNA Ltd.’s sub-sub-advisory fees would be paid by SIMNA Inc., not Hartford Schroders ESG US Equity ETF. Accordingly, the Board concluded that the profitability of each Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Funds’ sub-advisory agreements.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with each Fund would not be excessive.
Comparison of Fees and Services to be Provided by the Advisers
The Board considered comparative information with respect to the services to be rendered to and the management fees to be paid by each Fund to HFMC and the estimated total expense ratio of the Fund. The Board considered that HFMC would pay all expenses of the Trust, except for: (i) interest and taxes; (ii) brokerage commissions and other expenses (such as stamp taxes) connected with the execution of portfolio transactions; (iii) expenses incident to the creation and redemption of its shares; (iv) legal fees in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith and any obligation which the Trust may have to indemnify its officers and Trustees with respect thereto; (v) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) such extraordinary non-recurring expenses as may arise; and (vii) acquired fund fees and expenses. The Board noted that HFMC would bear the risk that Fund operating costs may increase over time. The Board also considered the proposed sub-advisory fees to be paid by HFMC to SIMNA Inc. and Wellington with respect to each Fund, as applicable. In this regard, the Board requested and reviewed information from HFMC, SIMNA Inc. and Wellington relating to the proposed management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee to be retained by HFMC, and estimated total operating expenses for each Fund. The Board also reviewed information comparing each Fund’s proposed contractual management fees, actual management fees and estimated total expense ratio relative to an appropriate group of funds (the “Peer Group”) selected from the relevant peer universe identified by Broadridge Financial Solutions, Inc., an independent provider of investment company data. As part of this review, the Board considered the composition of the Peer Group and the methodology used to select the Peer Group, which included input from the Consultant. The Board considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of other funds in the Peer Group are set and potentially material differences between each Fund and its Peer Group.
In considering the reasonableness of each Fund’s proposed management and sub-advisory fees and estimated total expense ratios, the Board considered that Hartford Sustainable Income ETF’s proposed contractual management fee was below the average and above the median of its Peer Group, and that Hartford Schroders ESG US Equity ETF’s proposed contractual management fee was below the average and median of its Peer Group. The Board further considered that Hartford Sustainable Income ETF’s proposed contractual management fee and actual management fee fell within the 3rd quintile of its Peer Group, and that Hartford Schroders ESG US Equity ETF’s proposed contractual management fee and actual management fee fell within the 1st and 2nd quintiles, respectively, of its Peer Group. The Board also considered that Hartford Sustainable Income ETF’s estimated total expense ratio was within the 3rd quintile of its Peer Group, and Hartford Schroders ESG US Equity ETF’s estimated total expense ratio was within the 1st quintile of its Peer Group.
The Board received information regarding fees charged by HFMC to another Hartford fund that is a mutual fund with investment strategies substantially similar to Hartford Sustainable Income ETF. The Board reviewed information about structural, operational and other differences between the Hartford Sustainable Income ETF and the mutual fund, including differences in the services provided to each type of product and differences in the marketplace in which each type of product must compete.
Based on these considerations, the Board concluded that each Fund’s proposed fees and estimated total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services to be provided.
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Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as a Fund grows and whether the Fund’s corresponding fee levels reflect these economies of scale for the benefit of the Fund’s future shareholders. The Board also considered that any economies of scale in respect of the management of a Fund would benefit HFMC due to the unitary fee structure of each Fund, but that the unitary fee protects shareholders from a rise in operating costs and/or a decline in Fund assets and is a transparent means of informing the Fund’s shareholders of the fees associated with the Fund. The Board considered HFMC’s representation that each Fund could be expected to share in the benefits from some economies of scale as assets in the Fund grow. The Board noted that each Fund’s proposed management fee does not contain breakpoints. The Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered. In addition, the Board considered that HFMC would initially set competitive fee rates intended to price the Funds to scale at inception, which is another means of sharing potential economies of scale without waiting for asset growth. The Board also considered that HFMC has been active in managing expenses for the Hartford funds.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s future shareholders. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
* * * *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund and its future shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
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 Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Funds Exchange-Traded Trust
Hartford Large Cap Growth ETF
Hartford Schroders Commodity Strategy ETF
(each a “Fund” and collectively, the “Funds”)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each registered investment company’s board of trustees, including a majority of those trustees who are not “interested persons” of the investment company, as defined in the 1940 Act (the “Independent Trustees”), initially approve, and annually review and consider the continuation of, the investment company’s investment management and sub-advisory agreements. At its meeting held on August 3-4, 2021, the Board of Trustees (the “Board”) of Hartford Funds Exchange-Traded Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve (i) amendments to the investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and the Trust on behalf of each of the Funds (the “Investment Management Agreement”); (ii) an amendment to the investment sub-advisory agreement (the “Schroders Sub-Advisory Agreement”) by and between HFMC and Schroder Investment Management North America Inc. (“SIMNA Inc.”) on behalf of Hartford Schroders Commodity Strategy ETF; (iii) an amendment to the separate secondary sub-advisory agreement (the “Sub-Sub-Advisory Agreement”) by and between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Ltd.” and together with SIMNA Inc., “Schroders”) on behalf of Hartford Schroders Commodity Strategy ETF; and (iv) an amendment to the investment sub-advisory agreement (the “Wellington Sub-Advisory Agreement” and together with the Investment Management Agreement, the Schroders Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, the “Agreements”) by and between HFMC and Wellington Management Company LLP (“Wellington,” and together with Schroders, the “Sub-advisers,” and together with HFMC and Schroders, the “Advisers”), on behalf of Hartford Large Cap Growth ETF.
Prior to approving the Agreements, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board and Investment Committee considered the materials and presentations from representatives of the Advisers received at meetings held on May 11-13, 2021, June 15-16, 2021, June 21, 2021, and August 3-4, 2021 regarding the Funds and their investment strategies. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meeting on August 3-4, 2021 concerning the Agreements.
In determining whether to approve the Agreements for the Funds, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Trustees met separately with independent legal counsel and an independent financial services consultant engaged by the Independent Directors (the “Consultant”) on June 11, 2021 and in executive session to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the Agreements. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent and Quality of Services to be Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services to be provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services to be provided by the Advisers. The Board considered each Adviser’s organizational structure, systems and personnel. The Board also considered each Adviser’s reputation and overall financial strength, and the Board’s past experience with each Adviser with respect to the services each Adviser provides to other funds managed by HFMC and its affiliates (the “Hartford funds”). The Board considered that HFMC has been advising actively managed exchange-traded funds (“ETFs”) since 2017, HFMC has extensive experience advising actively managed mutual funds and HFMC, through a subsidiary, has extensive experience advising multifactor ETFs. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Hartford funds. In this regard, the Board took into account the Advisers’ communications with the Board in light of the coronavirus (COVID-19) pandemic.
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With respect to HFMC, the Board noted that, under the Investment Management Agreement, HFMC would be responsible for the management of the Funds, including oversight of fund operations and service providers. The Board also noted that HFMC would provide administrative and investment management services to the Funds in connection with selecting, monitoring and supervising the Sub-advisers, and that HFMC had recommended to the Board that the Sub-advisers be appointed as the sub-adviser and sub-sub-adviser to the Funds, as applicable. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-advisers. The Board considered the proposed services to be provided by HFMC and, in its consideration of these services, the Board noted HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Hartford fund’s portfolio management team, and oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered that HFMC would oversee the Sub-advisers’ investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by each Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered that HFMC would oversee each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations. Moreover, the Board considered that HFMC would oversee potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel. In addition, the Board considered that HFMC or its affiliates would be responsible for providing the Funds’ officers.
With respect to the Sub-advisers, which would be responsible for the daily investment of the assets of their respective Fund, subject to oversight by HFMC, the Board considered, among other things, each Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to sustainable investing and environmental, social and/or governance (ESG) criteria. The Board considered the experience of each Fund’s proposed portfolio manager(s), the number of accounts managed by the portfolio manager(s), and each Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered each Sub-adviser’s succession planning practices to ensure continuity of portfolio management services to be provided to the Funds.
The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from the Hartford funds’ Chief Compliance Officer that the written compliance policies and procedures of each of HFMC and the Sub-advisers are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HFMC’s representation that it did not anticipate making any material changes to HFMC’s and the Hartford funds’ compliance program as a result of the addition of the Funds. The Board noted that certain policies and procedures in connection with the conditions of the exemptive order upon which Hartford Large Cap Growth ETF will rely in order to operate as a semi-transparent ETF would be presented to and approved by the Board prior to the launch of the Fund.
The Board considered the benefits to the Fund’s future shareholders of being part of the family of Hartford funds. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. The Board considered the special attributes of the Funds as exchange-traded funds relative to mutual funds and the benefits that are expected to be realized from such a structure. The Board noted that Hartford Large Cap Growth ETF will operate as a semi-transparent ETF and considered the differences between the semi-transparent ETF structure and fully transparent ETF structure. The Board also considered the resources committed by HFMC and its affiliates to support the ongoing operations of the Funds. In addition, the Board considered the secondary market support services to be provided by HFMC to the Funds, including HFMC’s expected efforts to educate investment professionals about the Funds and other ETFs managed by HFMC.
In considering the foregoing information, the Board evaluated not only the information presented to the Board in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HFMC and the Sub-advisers. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to each Fund by HFMC and the Sub-advisers.
Performance of each Fund and the Advisers
The Board considered the investment performance of the Sub-advisers and their portfolio management teams, including, for purposes of considering the investment skill and experience of Hartford Large Cap Growth ETF’s portfolio managers, performance of The Hartford Growth Opportunities Fund, which is expected to have a substantially similar investment strategy to the Fund, and, for purposes of considering the investment skill and experience of the Hartford Commodity Strategy ETF’s portfolio managers, past performance of a composite of certain accounts managed by Schroders, the sub-adviser and sub-sub-adviser to the Fund. HFMC also provided additional information about each portfolio management team’s investment experience and their investment philosophy and process.
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Based on these considerations, the Board concluded that it was satisfied that HFMC and the Sub-advisers have the capability of providing satisfactory investment performance for the Funds.
Costs of the Services and Profitability of the Advisers
In considering the proposed advisory and sub-advisory fee schedules for the Funds, the Board reviewed information regarding HFMC’s estimated costs to provide investment management and related services to each Fund and the estimated profitability to HFMC from the investment management and related services to be provided to each Fund. In evaluating HFMC’s estimated profitability, the Board also considered HFMC’s representation that the level of estimated profitability of the Funds, taking into consideration the revenue and expenses of the Funds, was fair and reasonable based on the nature and quality of the services to be provided to shareholders. The Board also noted that the actual profitability to HFMC of managing a Fund would depend on the growth of the Fund’s assets under management. The Board considered representations from HFMC, SIMNA Inc. and Wellington that the respective Sub-adviser’s fees were negotiated at arm’s length and that the sub-advisory fees would be paid by HFMC and not the Funds. The Board also considered that SIMNA Ltd. is an affiliate of SIMNA Inc. and that SIMNA Ltd.’s sub-sub-advisory fees would be paid by SIMNA Inc., not Hartford Schroders Commodity Strategy ETF. Accordingly, the Board concluded that the profitability of each Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Funds’ sub-advisory agreements.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with each Fund would not be excessive.
Comparison of Fees and Services to be Provided by the Advisers
The Board considered comparative information with respect to the services to be rendered to and the management fees to be paid by each Fund to HFMC and the estimated total expense ratio of the Fund. The Board considered that HFMC would pay all expenses of the Trust, except for: (i) interest and taxes; (ii) brokerage commissions and other expenses (such as stamp taxes) connected with the execution of portfolio transactions; (iii) expenses incident to the creation and redemption of its shares; (iv) legal fees in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith and any obligation which the Trust may have to indemnify its officers and Trustees with respect thereto; (v) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) such extraordinary non-recurring expenses as may arise; and (vii) acquired fund fees and expenses. The Board noted that HFMC would bear the risk that Fund operating costs may increase over time. The Board also considered the proposed sub-advisory fees to be paid by HFMC to SIMNA Inc. and Wellington with respect to each Fund, as applicable. In this regard, the Board requested and reviewed information from HFMC, SIMNA Inc. and Wellington relating to the proposed management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee to be retained by HFMC, and estimated total operating expenses for each Fund. The Board also reviewed information comparing each Fund’s proposed contractual management fees and estimated total expense ratio relative to an appropriate group of funds (the “Peer Group”) selected from the relevant peer universe identified by Broadridge Financial Solutions, Inc., an independent provider of investment company data. As part of this review, the Board considered the composition of the Peer Group and the methodology used to select the Peer Group, which included input from the Consultant. The Board considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of other funds in the Peer Group are set and potentially material differences between each Fund and its Peer Group.
In considering the reasonableness of each Fund’s proposed management and sub-advisory fees and estimated total expense ratios, the Board considered that Hartford Large Cap Growth ETF’s proposed contractual management fee and actual management fee were below the average and above the median of its Peer Group, and that Hartford Schroders Commodity Strategy ETF’s proposed contractual management fee was above the average and median of its Peer Group. The Board further considered that Hartford Large Cap Growth ETF’s proposed contractual management fee and actual management fee fell within the 3rd quintile of its Peer Group, and that Hartford Schroders Commodity Strategy ETF’s proposed contractual management fee fell within the 4th quintile of its Peer Group. The Board also considered that Hartford Large Cap Growth ETF’s estimated total expense ratio was within the 2nd quintile of its Peer Group, and Hartford Schroders Commodity Strategy ETF’s estimated total expense ratio was within the 4th quintile of its Peer Group. The Board also considered that HFMC has contractually agreed to waive the management fee of Hartford Schroders Commodity Strategy ETF in an amount equal to the management fee paid to it by the Fund’s wholly owned Cayman Islands subsidiary (the “Subsidiary”) (exclusive of certain specified expenses) for as long as the Fund remains invested in the Subsidiary.
The Board received information regarding fees charged by HFMC to another Hartford fund that is a mutual fund with investment strategies substantially similar to Hartford Large Cap Growth ETF. The Board reviewed information about structural, operational and other differences between the Hartford Large Cap Growth ETF and the mutual fund, including differences in the services provided to each type of product and differences in the marketplace in which each type of product must compete. The Board also received information regarding fees charged by the Sub-advisers to any
136

Hartford Active ETFs
 Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

other clients with investment strategies similar to those of the Funds, including institutional separate account clients and non-U.S. fund clients for which a Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-advisers about any differences between a Sub-adviser’s services to the Funds and the services it provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
Based on these considerations, the Board concluded that each Fund’s proposed fees and estimated total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services to be provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as a Fund grows and whether the Fund’s corresponding fee levels reflect these economies of scale for the benefit of the Fund’s future shareholders. The Board also considered that any economies of scale in respect of the management of a Fund would benefit HFMC due to the unitary fee structure of each Fund, but that the unitary fee protects shareholders from a rise in operating costs and/or a decline in Fund assets and is a transparent means of informing the Fund’s shareholders of the fees associated with the Fund. The Board considered HFMC’s representation that each Fund could be expected to share in the benefits from some economies of scale as assets in the Fund grow. The Board noted that each Fund’s proposed management fee does not contain breakpoints. The Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered. In addition, the Board considered that HFMC would initially set competitive fee rates intended to price the Funds to scale at inception, which is another means of sharing potential economies of scale without waiting for asset growth. The Board also considered that HFMC has been active in managing expenses for the Hartford funds.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s future shareholders. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
* * * *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund and its future shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
137

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
Customer Privacy Notice
The Hartford Financial Services Group, Inc. and Affiliates*
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
a)	management;
b)	use; and
c)	protection;
of Personal Information.
This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
a)	service your Transactions with us; and
b)	support our business functions.
We may obtain Personal Information from:
a)	You;
b)	your Transactions with us; and
c)	third parties such as a consumer-reporting agency.
Based on the type of product or service You apply for or get from us, Personal Information such as:
a)	your name;
b)	your address;
c)	your income;
d)	your payment; or
e)	your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.
To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
a)	our insurance companies;
b)	our employee agents;
c)	our brokerage firms; and
d)	our administrators.
As allowed by law, we may share Personal Financial Information with our affiliates to:
a)	market our products; or
b)	market our services;
to You without providing You with an option to prevent these disclosures.
We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
a)	independent agents;
b)	brokerage firms;
c)	insurance companies;
d)	administrators; and
e)	service providers;
who help us serve You and service our business.
When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a)	taking surveys;
b)	marketing our products or services; or
c)	offering financial products or services under a joint agreement between us and one or more financial institutions.
We, and third parties we partner with, may track some of the pages You visit through the use of:
a)	cookies;
b)	pixel tagging; or
c)	other technologies;
and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.
For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.
We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a)	“opt-out;” or
b)	“opt-in;”
as required by law.
We only disclose Personal Health Information with:
a)	your authorization; or
b)	as otherwise allowed or required by law.
Our employees have access to Personal Information in the course of doing their jobs, such as:
a)	underwriting policies;
b)	paying claims;
c)	developing new products; or
d)	advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)	the confidentiality; and
b)	the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.
Some techniques we use to protect Personal Information include:
a)	secured files;
b)	user authentication;
c)	encryption;
d)	firewall technology; and
e)	the use of detection software.
We are responsible for and must:
a)	identify information to be protected;
b)	provide an adequate level of protection for that data; and
c)	grant access to protected data only to those people who must use it in the performance of their job-related duties.
Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.
We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.
As used in this Privacy Notice:
Applicationmeans your request for our product or service.
Personal Financial Information means financial information such as:
a)	credit history;
b)	income;
c)	financial benefits; or
d)	policy or claim information.
Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
a)	your medical records; or
b)	information about your illness, disability or injury.
Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a)	Personal Financial Information; and
b)	Personal Health Information.
Transactionmeans your business dealings with us, such as:
a)	your Application;
b)	your request for us to pay a claim; and
c)	your request for us to take an action on your account.
Youmeans an individual who has given us Personal Information in conjunction with:
a)	asking about;
b)	applying for; or
c)	obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: HO1-09, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2022), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of the Southeast General Agency, Inc.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2022

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This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
Hartford Funds Management Company, LLC (HFMC) is the investment manager for the active ETFs. Hartford Core Bond ETF, Hartford Large Cap Growth ETF, Hartford Municipal Opportunities ETF, Hartford Short Duration ETF, Hartford Sustainable Income ETF and Hartford Total Return Bond ETF are sub-advised by Wellington Management Company LLP (Wellington). Hartford Schroders Commodity Strategy ETF, Hartford Schroders ESG US Equity ETF, and Hartford Schroders Tax-Aware Bond ETF are sub-advised by Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Ltd. (“SIMNA Ltd”, together with SIMNA, “Schroders”). HFMC, Wellington, SIMNA, and SIMNA Ltd. are all SEC registered investment advisers. The ETFs are distributed by ALPS Distributors, Inc., which is not affiliated with Wellington, Schroders or HFMC.
ETFSAR-A22    03/22     227420     HFA001443     Printed in the U.S.A.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual filing.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the semi-annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.
(a)(2)

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD FUNDS EXCHANGE-TRADED TRUST

Date: April 8, 2022	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: April 8, 2022	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: April 8, 2022	By:	/s/ David A. Naab
David A. Naab
Treasurer
(Principal Financial Officer and Principal Accounting Officer)